                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant    [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[X]    Preliminary Proxy Statement      [ ]  Confidential, for Use
[ ]    Definitive Proxy Statement            of the Commission Only
[ ]    Definitive Additional Materials       (as permitted by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     WELLSFORD RESIDENTIAL PROPERTY TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
       [X]  No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1)  Title of each class of securities to which transaction applies:


            (2)  Aggregate number of securities to which transactions applies:


            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


            (4)  Proposed maximum aggregate value of transaction:


            (5)  Total fee paid:


       [ ]  Fee previously paid with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)  Amount Previously Paid:

            (2)  Form, Schedule or Registration Statement No.:

            (3)  Filing Party:

            (4)  Date Filed:

PRELIMINARY COPY

                      WELLSFORD RESIDENTIAL PROPERTY TRUST
                                610 Fifth Avenue
                            New York, New York 10020

                                                         _________________, 1997
Dear Shareholder:

     You are cordially invited to attend a special meeting of shareholders of Wellsford Residential Property Trust ("Wellsford") to be held at
_______________________________________________________ on ________, 1997, at
_____ a.m., local time (the "Wellsford Special Meeting").

     At the Wellsford Special Meeting, you will be asked to approve the acquisition of the multifamily property business of Wellsford by Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), through the tax-free merger of EQR and Wellsford (the "Merger"). In the Merger, each outstanding common share of beneficial interest of Wellsford ("Wellsford Common") will be converted into .625 of a common share of beneficial interest of the surviving trust.

     Immediately prior to the Merger, and subject to the satisfaction or waiver of all conditions thereto, Wellsford will contribute certain of its assets to its subsidiary (the "Contribution"), Wellsford Real Properties, Inc. ("WRP Newco"), and distribute to its common shareholders, on a pro rata basis, all of the shares it owns in WRP Newco (the "Distribution"). Details of the proposed Merger and Distribution and information regarding EQR, Wellsford and WRP Newco are contained in the attached Joint Proxy Statement/Prospectus/Information Statement, which you are encouraged to read carefully.

     At the Wellsford Special Meeting you will be asked to approve (i) the Merger, including the adoption of an amended and restated declaration of trust for the surviving trust and (ii) amendments to certain sections of the amended and restated declaration of trust of the surviving trust (the "Additional Amendments"), to conform substantially the declaration of trust for the surviving trust to the declaration of trust of EQR. In order to satisfy the requirements of the New York Stock Exchange, you will also be asked to approve
(i) the issuance (the "Additional Share Offering") by WRP Newco of up to 12,000,000 shares of common stock, $.01 par value per share, of WRP Newco and
(ii) the adoption of WRP Newco's 1997 Management Incentive Plan.

     Your Board of Trustees has carefully reviewed and considered the terms and conditions of the Merger and Distribution and has received and considered the written opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") dated January 16, 1997 to the effect that, as of the date of such opinion, and based upon and subject to certain matters stated therein, the proposed consideration to be received by the holders of shares of Wellsford

Common pursuant to the Merger and the Distribution, was fair to such shareholders from a financial point of view. A copy of the written opinion of Merrill Lynch dated the date of the Proxy Statement/Prospectus/Information Statement is included as Appendix D thereto and should be read carefully in its entirety.

     Your Board of Trustees has approved the Merger, the Contribution and the Distribution and believes they are in the best interests of Wellsford and its shareholders, and recommends that all shareholders vote FOR approval of the Merger, including the adoption of an amended and restated declaration of trust for the surviving trust. Shareholders are not being asked to approve the Contribution or the Distribution, which are not subject to shareholder approval. Your Board of Trustees and the Board of Directors of WRP Newco also recommend that all shareholders vote FOR the Additional Amendments, FOR the Additional Share Offering and FOR the adoption of WRP Newco's 1997 Management Incentive Plan.

     The Merger requires the affirmative vote of Wellsford shareholders owning a majority of the outstanding Wellsford Common. The approval of the Additional Amendments requires the affirmative vote of Wellsford shareholders owning two-thirds of the outstanding shares of Wellsford Common. The approval of the Additional Share Offering and the adoption of WRP Newco's 1997 Management Incentive Plan each require the affirmative vote of Wellsford shareholders owning a majority of the outstanding shares of Wellsford Common, provided that the total votes cast represent over 50% of the outstanding shares of Wellsford Common. Accordingly, whether or not you plan to attend the Wellsford Special Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. You may revoke your proxy in the manner described in the accompanying Joint Proxy Statement/Prospectus/Information Statement at any time before it has been voted at the Wellsford Special Meeting. If you attend the Wellsford Special Meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated. This solicitation is made on behalf of the Board of Trustees of Wellsford.

                                               Sincerely,



                                               Jeffrey H. Lynford, Chairman

                      WELLSFORD RESIDENTIAL PROPERTY TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


          NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Wellsford Special Meeting") of Wellsford Residential Property Trust, a Maryland real estate investment trust ("Wellsford"), will be held at__________ _____________________, on _____________________, at ____ a.m., local time, to consider and vote on the following proposals:

     (i) the approval of the merger (the "Merger") of Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), into Wellsford, pursuant to an Agreement and Plan of Merger entered into by Wellsford and EQR on January 16, 1997, including the adoption of an amended and restated declaration of trust for the surviving trust;

     (ii) the approval of amendments to Sections 2.3, 6.6, 9.1, 9.2 and 9.3 of the amended and restated declaration of trust of the surviving trust;

     (iii) the issuance by Wellsford Real Properties, Inc. ("WRP Newco"), a subsidiary of Wellsford, shares of which are to be distributed to the shareholders of Wellsford immediately prior to the Merger, of up to 12,000,000 shares of common stock, $.01 par value per share, of WRP Newco, to satisfy the requirements of the New York Stock Exchange; and

     (iv) the adoption of WRP Newco's 1997 Management Incentive Plan, to satisfy the requirements of the New York Stock Exchange.

     Only holders of record of common shares of beneficial interest, $.01 par value per share, of Wellsford at the close of business on ______________, 1997 will be entitled to vote at the Wellsford Special Meeting.


                                       By Order of the Board of Trustees,



                                       Jeffrey H. Lynford
                                       Secretary

New York, New York
_______________, 1997

--------------------------------------------------------------------------------

PLEASE DATE, SIGN AND RETURN YOUR WELLSFORD PROXY PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

--------------------------------------------------------------------------------

                      EQUITY RESIDENTIAL PROPERTIES TRUST

                                      and

                      WELLSFORD RESIDENTIAL PROPERTY TRUST

                             JOINT PROXY STATEMENT

                                     ------

                      WELLSFORD RESIDENTIAL PROPERTY TRUST

                                   PROSPECTUS

                                    --------

                        WELLSFORD REAL PROPERTIES, INC.

                             INFORMATION STATEMENT


          This Joint Proxy Statement/Prospectus/Information Statement is being furnished to the shareholders of Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), in connection with the solicitation of proxies on behalf of the Board of Trustees of EQR ("EQR Board of Trustees") for use at a special meeting of the holders of common shares of beneficial interest, $.01 par value per share, of EQR ("EQR Common") to be held on _______________, 1997 and at any adjournment or postponement thereof ("EQR Special Meeting"). At the EQR Special Meeting, holders of EQR Common ("EQR Common Shareholders") will be asked to approve the acquisition of the multifamily property business of Wellsford Residential Property Trust, a Maryland real estate investment trust ("Wellsford"), by approving the merger of EQR and Wellsford (the "Merger") pursuant to an Agreement and Plan of Merger dated as of January 16, 1997 by and between EQR and Wellsford (the "Merger Agreement"). A copy of the Merger Agreement is attached hereto as Appendix A. The surviving trust in the Merger ("Surviving Trust") will be one of the largest publicly traded real estate investment trusts ("REIT") (based on the aggregate market value of its outstanding equity capitalization), and will be a self-administered and self-managed equity REIT. The Surviving Trust intends to continue the multifamily property business objectives and acquisition strategies of EQR.

          This Joint Proxy Statement/Prospectus/Information Statement also is being furnished to the shareholders of Wellsford in connection with the solicitation of proxies on behalf of the

Board of Trustees of Wellsford ("Wellsford Board of Trustees") for use at a special meeting ("Wellsford Special Meeting" and, together with the EQR Special Meeting, the "Meetings of Shareholders") of the holders of common shares of beneficial interest, $.01 par value per share, of Wellsford ("Wellsford Common") to be held on ____________, 1997 and at any adjournment or postponement thereof. At the Wellsford Special Meeting, holders of Wellsford Common ("Wellsford Common Shareholders") will be asked to approve (i) the Merger, including the adoption of an amended and restated declaration of trust for the surviving trust, (ii) amendments to Sections 2.3, 6.6, 9.1, 9.2 and 9.3 of the amended and restated declaration of trust of the surviving trust (the "Additional Amendments"), (iii) the issuance by Wellsford Real Properties, Inc. ("WRP Newco"), a subsidiary of Wellsford, shares of which are to be distributed to the shareholders of Wellsford immediately prior to the Merger, of up to 12,000,000 shares of common stock, $.01 par value per share, of WRP Newco ("WRP Newco Common"), to satisfy the requirements of the New York Stock Exchange ("NYSE") (the "Additional Share Offering"), and (iv) the adoption of WRP Newco's 1997 Management Incentive Plan, to satisfy the requirements of the NYSE.

          This Joint Proxy Statement/Prospectus/Information Statement also is being furnished to the shareholders of Wellsford to provide them with information regarding WRP Newco. Immediately prior to the Merger, Wellsford will contribute certain of its assets to WRP Newco, WRP Newco will assume certain liabilities of Wellsford, and Wellsford will distribute to the Wellsford Common Shareholders, pro rata, all of the outstanding shares of WRP Newco Common owned by Wellsford (the "Distribution"). In addition, an affiliate of EQR will enter into certain financial and business arrangements with WRP Newco, in the manner described herein.

          This Joint Proxy Statement/Prospectus/Information Statement also relates to the common shares of beneficial interest, $.01 par value per share, of the Surviving Trust issuable upon consummation of the Merger. On _____________, 1997, the last reported sales price of a share of EQR Common, on the NYSE was $________. On __________, 1997, the last reported sales price of a share of Wellsford Common on the NYSE was $__________.

          This Joint Proxy Statement/Prospectus/Information Statement and the forms of proxy are first being mailed to all of EQR Common Shareholders and Wellsford Common Shareholders on or about ____________, 1997.

          See "Risk Factors" beginning on page __ for a discussion of certain factors which should be considered by shareholders of EQR and Wellsford.

                                  -----------

         THE SECURITIES TO WHICH THIS JOINT PROXY STATEMENT/PROSPECTUS/
             INFORMATION STATEMENT RELATE HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION
               OR BY ANY STATE SECURITIES COMMISSION NOR HAS THE

                SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION PASSED UPON THE ACCURACY
                 OR ADEQUACY OF THIS JOINT PROXY STATEMENT/
                     PROSPECTUS/INFORMATION STATEMENT.ANY
                      REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus/Information Statement is ________________, 1997.

                             AVAILABLE INFORMATION

          Wellsford has filed a Registration Statement on Form S-4 (the "Registration Statement") under the Securities Act of 1933, as amended ("Securities Act"), with the Securities and Exchange Commission (the "Commission") covering the common shares of beneficial interest and preferred shares of beneficial interest of Wellsford to be issued in connection with the Merger. As permitted by the rules and regulations of the Commission, this Joint Proxy Statement/Prospectus/Information Statement omits certain information, exhibits and undertakings contained in the Registration Statement. For further information pertaining to the securities offered hereby, reference is made to the Registration Statement, including the exhibits filed as a part thereof.

          EQR and Wellsford are subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and, in accordance therewith, file reports, proxy statements and other information with the
Commission.   As of the date of the Distribution, WRP Newco will also be subject to the informational requirements of the Exchange Act. Reports, proxy statements and other information filed by EQR, Wellsford and WRP Newco can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and at its Regional Offices located at Suite 1400, 500 West Madison Street, Chicago, Illinois 60661; and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of the Commission's Web site is: http://www.sec.gov. The EQR Common and preferred shares of beneficial interest of EQR ("EQR Preferred" and, collectively, "EQR Shares") and the Wellsford Common and preferred shares of beneficial interest of Wellsford ("Wellsford Preferred" and, collectively, "Wellsford Shares") are currently listed on the NYSE and such reports, proxy statements and other information concerning EQR and Wellsford can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. WRP Newco has applied for listing of the WRP Newco Common on the NYSE.

          All information contained in this Joint Proxy Statement/Prospectus/ Information Statement with respect to Wellsford and WRP Newco has been supplied by Wellsford, and all information with respect to EQR and ERP Operating Limited Partnership, an Illinois limited partnership ("ERP Operating Partnership"), has been supplied by EQR.

          No person is authorized to give any information or to make any representation not contained in this Joint Proxy Statement/Prospectus/ Information Statement, or incorporated in it by reference, and, if given or made, such information or representation should not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus/ Information Statement does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this Joint Proxy Statement/Prospectus/Information Statement, or the solicitation of a proxy, in any jurisdiction where or from any person to whom it is unlawful to make such offer, or solicitation of an offer, or proxy solicitation. Neither the delivery of this Joint Proxy Statement/Prospectus/Information Statement nor any distribution of the securities offered pursuant to this Joint Proxy Statement/Prospectus/Information Statement shall, under any circumstances, create an implication that there has been no change in the affairs of EQR, Wellsford or WRP Newco since the date of this Joint Proxy Statement/Prospectus/Information Statement.

          All documents that are incorporated by reference in this Joint Proxy Statement/Prospectus/Information Statement but which are not delivered herewith are available without charge (other than exhibits to such documents which are not specifically incorporated by reference therein) upon request from, in the case of documents relating to EQR, Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606, Attention: Cynthia McHugh, telephone (312) 474-1300, and, in the case of documents relating to Wellsford, 610 Fifth Avenue, New York, New York 10020, Attention: Kim Ezzy, telephone (212) 333-2300. In order to insure timely delivery of the documents, any request should be made by ____________, 1997.

                     INFORMATION INCORPORATED BY REFERENCE
         IN THIS JOINT PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT

          The following documents filed with the Commission by EQR or by Wellsford pursuant to the Exchange Act are hereby incorporated in this Joint Proxy Statement/Prospectus/Information Statement by reference:

     1.   EQR's current report on Form 8-K dated September 21, 1995.

     2. EQR's current report on Form 8-K/A dated September 21, 1995, filed on October 25, 1995.

     3. EQR's current report on Form 8-K/A dated September 21, 1995, filed on October 30, 1995.

     4.   EQR's annual report on Form 10-K for the year ended December 31, 1995.

     5.   EQR's current report on Form 8-K dated January 22, 1996.

     6.   EQR's current report on Form 8-K dated January 25, 1996.

     7.   EQR's current report on Form 8-K dated February 5, 1996.

     8.   EQR's current report on Form 8-K dated March 1, 1996.

     9.   EQR's current report on Form 8-K/A dated March 1, 1996.

     10.  EQR's definitive Proxy Statement dated March 29, 1996.

     11.  EQR's quarterly report on Form 10-Q for quarter ended March 31, 1996.

     12.  EQR's current report on Form 8-K dated May 15, 1996.

     13.  EQR's current report on Form 8-K dated May 23, 1996.

     14.  EQR's current report on Form 8-K/A dated May 23, 1996.

     15.  EQR's current report on Form 8-K dated May 24, 1996.

     16.  EQR's current report on Form 10-Q for quarter ended June 30, 1996.

     17. EQR's Form 10-K/A for the year ended December 31, 1995, filed August 26, 1996.

     18.  EQR's current report on Form 8-K dated September 4, 1996.

     19.  EQR's current report on Form 10-Q for quarter ended September 30, 1996

     20.  EQR's current report on From 8-K dated November 15, 1996.

     21.  EQR's current report on Form 8-K dated December 5, 1996.

     22.  EQR's current report on Form 8-K dated January 16, 1997.

     23. The description of EQR Common contained in EQR's Registration Statement on Form S-11 No. 33-80420, dated July 20, 1994, as amended.

     24. Wellsford's annual report on Form 10-K for the year ended December 31, 1995.

     25.  Wellsford's definitive Proxy Statement dated March 28, 1996.

     26. Wellsford's quarterly report on Form 10-Q for quarter ended March 31, 1996.

     27. Wellsford's quarterly report on Form 10-Q for quarter ended June 30, 1996.

     28. Wellsford's quarterly report on Form 10-Q for quarter ended September 30, 1996.

     29.  Wellsford's current report on Form 8-K, dated October 24, 1996.

     30.  Wellsford's current report on Form 8-K, dated October 31, 1996.

     31.  Wellsford's current report on Form 8-K, dated January 16, 1997.

     32.  Wellsford's current report on Form 8-K, dated February 3, 1997.

     33. The information prescribed by Items 12, 13, 14, 15 and 16 of Form S-11 contained in Wellsford's Registration Statement on Form S-11 (No. 33-69868) dated October 1, 1993 and in Amendment Nos. 1 and 2 thereto dated October 22, 1993 and November 4, 1993, respectively, including all exhibits thereto.

     34. The description of Wellsford Common contained in Wellsford's Registration Statement on Form 8-A dated November 10, 1992 and the information thereby incorporated by reference contained in Wellsford's Registration Statement on Form S-11 (No. 33-52406), as amended by Amendment No. 1 thereto dated November 3, 1992, under the heading "Description of Shares of Beneficial Interest."

     35. The description of Wellsford's Series A Convertible Preferred Shares of Beneficial Interest, par value $.01 per share, contained in Wellsford's Registration Statement on Form S-11 (No. 33-69868) dated October 1, 1993 and in Amendments Nos. 1 and 2 thereto dated October 22, 1993 and November 4, 1993, respectively, under the heading "Description of Series A Cumulative Convertible Preferred Shares."

     36. The description of Wellsford's Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share, contained in Wellsford's Registration Statement on Form 8-A dated September 5, 1995, under the heading "Description of Registrant's Securities to be Registered."

     37.  All documents subsequently filed by EQR or Wellsford pursuant to
          Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the meetings of shareholders.


     Any statement contained herein or in a document incorporated by reference or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Joint Proxy Statement/Prospectus/Information Statement to the extent that a statement contained in this Joint Proxy Statement/Prospectus/Information Statement or in any other subsequently filed document that also is or is deemed to be incorporated by reference in this Joint Proxy Statement/Prospectus/Information Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement/Prospectus/Information Statement.


            JOINT PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT
                               TABLE OF CONTENTS

SUMMARY  .......................................................................................................  1

COMPARATIVE PER SHARE DATA...................................................................................... 25

COMPARATIVE SHARE PRICES........................................................................................ 27
         EQR      .............................................................................................. 27
         Wellsford.............................................................................................. 28

RISK FACTORS.................................................................................................... 37
         Conflicts of Interest.................................................................................. 37
         Adverse Consequences of Debt Financing................................................................. 37
         Potential Change in Relative Stock Prices.............................................................. 38
         Termination Payments if Merger Fails to Occur.......................................................... 39
         Appraisal Rights....................................................................................... 39
         Real Estate Investment Considerations.................................................................. 39
         Potential Environmental Liability Affecting the Surviving Trust........................................ 40
         Consequences of Failure to Qualify as a REIT........................................................... 41
         Dependence on Key Personnel............................................................................ 42
         Distribution Requirements Potentially Increasing Indebtedness of the Surviving
                  Trust......................................................................................... 42
         Ownership Limit and Limits on Changes in Control....................................................... 42
         Control and Influence by Significant Shareholders of EQR............................................... 44
         Exemptions for Mr.Zell and Others from Maryland Business Combination
                  Law which Tend to Inhibit Takeovers........................................................... 44

WRP NEWCO RISK FACTORS.......................................................................................... 45
         General Risks.......................................................................................... 45
         Difficulty of Locating Suitable Investments; Competition............................................... 46
         Nature of Investments Made by WRP Newco; Illiquidity of Real Estate
                  Investments................................................................................... 46
         Risks of Acquisition, Development, Construction and Renovation Activities.............................. 46
         Dependence on Rental Income from Real Property......................................................... 47
         Operating Risks........................................................................................ 48
         Adverse Consequences of Debt Financing................................................................. 48
         Equity Investments with Third Parties.................................................................. 49
         Investments in Debt Instruments........................................................................ 50
         Mortgage Loans......................................................................................... 50
         Risk of Loss on Commercial Mortgage-Backed Securities.................................................. 51
         Limitation on Remedies................................................................................. 52

                                                                                                                Page

         Bankruptcy Considerations.............................................................................. 52
         No Prior Operating History............................................................................. 52
         Uninsured Loss......................................................................................... 52
         Potential Environmental Liability Related to the Properties............................................ 53
         Dependence on Key Personnel............................................................................ 54
         Absence of Public Market; Risk of Changes in Share Price............................................... 54
         Changes in Policies Without Stockholder Approval....................................................... 54
         Costs of Compliance with the Americans with Disabilities Act and Similar
                  Laws.......................................................................................... 54
         Other Laws............................................................................................. 55
         Effect on Common Stock Price of Shares Available for Future Sale....................................... 55
         Hedging Policies/Risks................................................................................. 55
         Antitakeover Effect Resulting From a Staggered Board/Ability of Newco to
                  Issue Preferred Shares/and Certain Provisions of Maryland Law................................. 55

THE MEETINGS OF SHAREHOLDERS.................................................................................... 57
         EQR.................................................................................................... 57
         Wellsford.............................................................................................. 58

THE MERGER...................................................................................................... 60
         Terms of the Merger.................................................................................... 60
         Background of the Merger............................................................................... 60
         Reasons for the Merger; Recommendation of the EQR Board of Trustees.................................... 65
         Reasons for the Merger; Recommendation of the Wellsford Board of Trustees.............................. 68
         Opinion of Financial Advisor - EQR..................................................................... 70
         Opinion of Financial Advisor - Wellsford............................................................... 76
         Effective Time of the Merger........................................................................... 84
         Representations and Warranties; Conditions to the Merger............................................... 84
         Appraisal Rights....................................................................................... 86
         Regulatory Matters..................................................................................... 86
         Termination Provisions................................................................................. 86
         Termination Fee and Expenses........................................................................... 87
         No Solicitation of Other Transactions.................................................................. 88
         Conversion of Shares................................................................................... 88
         Appointment of Exchange Agent.......................................................................... 90
         Exchange of Certificates............................................................................... 90
         Conduct of Business Pending the Merger................................................................. 90
         Waiver and Amendment................................................................................... 94
         Stock Exchange Listing................................................................................. 94
         Anticipated Accounting Treatment....................................................................... 94
         Shares Available for Resale............................................................................ 94
         Contribution of Assets of Wellsford to ERP Operating Partnership....................................... 95
         Certain Federal Income Tax Consequences................................................................ 95

                                                                                                                Page
INTERESTS OF CERTAIN PERSONS IN THE MERGER AND DISTRIBUTION.....................................................110
         Benefits of Key Executives.............................................................................110
         Agreements with the Surviving Trust and ERP Operating Partnership......................................114
         Agreements with WRP Newco..............................................................................115

SURVIVING TRUST SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL
DATA............................................................................................................117

EQUITY RESIDENTIAL PROPERTIES TRUST SELECTED HISTORICAL AND
COMBINED FINANCIAL DATA.........................................................................................120

WELLSFORD RESIDENTIAL PROPERTY TRUST SELECTED HISTORICAL
FINANCIAL DATA..................................................................................................123

UNAUDITED PRO FORMA FINANCIAL STATEMENTS OF THE SURVIVING TRUST.................................................127

POLICIES OF THE SURVIVING TRUST WITH RESPECT TO CERTAIN ACTIVITIES..............................................128
         Business Objectives and Operating Strategies...........................................................128
         Acquisition Strategies.................................................................................128
         Disposition Strategies.................................................................................129
         Investment Policies....................................................................................129
         Financing Policies.....................................................................................130
         Lending Policies.......................................................................................131
         Policies with Respect to Other Activities..............................................................132

MANAGEMENT AND OPERATION OF THE SURVIVING TRUST AFTER THE
MERGER..........................................................................................................132
         Trustees and Executive Officers........................................................................132
         Committees of the Board of Trustees....................................................................138
         Compensation of Trustees...............................................................................138
         Consulting Agreements..................................................................................139

COMPARISON OF RIGHTS OF SHAREHOLDERS............................................................................139
         Authorized and Issued Shares...........................................................................139
         Amendment to Declaration and Bylaws....................................................................140
         Special Meetings.......................................................................................141
         Boards of Trustees.....................................................................................141
         Mergers, Consolidations, and Sale of Substantially all Assets..........................................142
         Restrictions on the Ownership, Transfer or Issuance of Shares..........................................143
         Additional Amendments..................................................................................147

                                                                                                               Page
 THE CONTRIBUTION AND DISTRIBUTION..............................................................................148
         Background of and Reasons for the Distribution.........................................................149
         Manner of Effecting the Contribution and Distribution..................................................149
         Listing and Trading of WRP Newco Common................................................................150
         Conditions; Termination................................................................................150
         Contribution and Distribution Agreement................................................................151
         Tax Consequences of the Distribution...................................................................152

WELLSFORD REAL PROPERTIES, INC..................................................................................154
         General  ..............................................................................................154

WRP NEWCO PRO FORMA CAPITALIZATION..............................................................................158

WRP NEWCO DIVIDEND POLICY.......................................................................................160

WRP NEWCO'S INITIAL ASSETS......................................................................................160
         American Cyanamid Office Complex.......................................................................161
         Greenbrook Corporate Center............................................................................162
         Chatham, New Jersey....................................................................................163
         Palomino Park..........................................................................................163
         Sonterra Assets........................................................................................165
         Cash     ..............................................................................................166

CERTAIN AGREEMENTS BETWEEN WRP NEWCO AND ERP OPERATING
PARTNERSHIP.....................................................................................................166
         Common Stock and Preferred Stock Purchase Agreement....................................................166
         Registration Rights Agreement..........................................................................168
         Agreement Regarding Palomino Park......................................................................170
         Credit Enhancement Agreement...........................................................................173

POLICIES WITH RESPECT TO CERTAIN ACTIVITIES OF WRP NEWCO........................................................174
         Investment Policies....................................................................................174
         Financing Policies.....................................................................................175
         Policies with Respect to Other Activities..............................................................175

MANAGEMENT OF WRP NEWCO.........................................................................................176
         Directors and Executive Officers.......................................................................176
         Key Employee...........................................................................................178
         Compensation of Directors..............................................................................179
         Board Committees.......................................................................................179

                                                                                                                Page
         Executive Compensation.................................................................................180
         Employment Agreements..................................................................................180
         Compensation Committee Interlocks and Insider Participation............................................182

PRINCIPAL STOCKHOLDERS OF WRP NEWCO.............................................................................182

WRP NEWCO'S CERTAIN TRANSACTIONS................................................................................184

MANAGEMENT'S DISCUSSION AND ANALYSIS OF WELLSFORD REAL
PROPERTIES, INC. (PREDECESSOR)..................................................................................185

REPORT OF INDEPENDENT AUDITORS..................................................................................187

WELLSFORD REAL PROPERTIES, INC. (PREDECESSOR) COMBINED BALANCE
SHEETS..........................................................................................................188

WELLSFORD REAL PROPERTIES, INC. (PREDECESSOR) COMBINED INCOME
STATEMENT.......................................................................................................189

WELLSFORD REAL PROPERTIES, INC. (PREDECESSOR) COMBINED STATEMENTS
OF CASH FLOW....................................................................................................190

WELLSFORD REAL PROPERTIES, INC. (PREDECESSOR) PRO FORMA COMBINED
INCOME STATEMENT................................................................................................196

WELLSFORD REAL PROPERTIES, INC. (PREDECESSOR) PRO FORMA COMBINED
BALANCE SHEET...................................................................................................199

DESCRIPTION OF CAPITAL STOCK OF WRP NEWCO.......................................................................202
         General  ..............................................................................................202
         Common Stock...........................................................................................203
         Preferred Stock........................................................................................203
         Classification or Reclassification of Common Stock or Preferred Stock..................................204
         Power to Issue Additional Shares of Common Stock and Preferred Stock...................................204
         Class A Common Stock...................................................................................204
         Series A 8% Convertible Redeemable Preferred Stock.....................................................206

CERTAIN PROVISIONS OF MARYLAND LAW AND OF WRP NEWCO'S CHARTER
AND BYLAWS......................................................................................................211
         Classification of the Board of Directors...............................................................211


                                                                                                               Page
         Removal of Directors...................................................................................212
         Business Combinations..................................................................................212
         Amendment to the Charter and Bylaws....................................................................213
         Merger, Consolidation, Sale of Assets..................................................................213
         Dissolution of WRP Newco...............................................................................213
         Advance Notice of Director Nominations and New Business................................................213
         Meetings of Stockholders...............................................................................214
         Limitation of Liability and Indemnification............................................................215

APPROVAL OF WRP NEWCO ADDITIONAL SHARE OFFERING.................................................................216

APPROVAL OF WRP NEWCO'S 1997 MANAGEMENT INCENTIVE PLAN..........................................................217

LEGAL MATTERS...................................................................................................223

EXPERTS  .......................................................................................................223

SHAREHOLDER PROPOSALS...........................................................................................224

APPENDIX A                 AGREEMENT AND PLAN OF MERGER.........................................................A-1

APPENDIX B                 ARTICLES OF MERGER...................................................................B-1

APPENDIX C                 OPINION OF J.P. MORGAN SECURITIES INC................................................C-1

APPENDIX D                 OPINION OF MERRILL LYNCH, PIERCE, FENNER &
                           SMITH INCORPORATED...................................................................D-1

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in the Summary and under captions "Risk Factors," "WRP Newco Risk Factors," "The Merger - Reasons for the Merger; Recommendation of the EQR Board of Trustees" "- Reasons for the Merger; Recommendation of the Wellsford Board of Trustees," "-Opinion of Financial Advisor - EQR" and "- Opinion of Financial Advisor - Wellsford" and elsewhere in this Joint Proxy Statement/Prospectus/Information Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of EQR, Wellsford or WRP Newco or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for multifamily properties, availability and credit worthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the real estate markets including, among other things, competition with other companies, risks of real estate development and acquisition; governmental actions and initiatives; environmental/safety requirements; and other changes and factors referenced in this Joint Proxy Statement/Prospectus/Information Statement and the documents incorporated herein by reference. With respect to WRP Newco, such factors may also include: difficulty of locating suitable investments; illiquidity of real estate investments; risks regarding the Palomino Park development; limited control of entities in which investments are made; risks of investments in debt instruments, including reduction in the value of collateral and the inability to enforce remedies; risks of highly leveraged transactions; dependence on key personnel; and lack of prior operating history. See "Risk Factors" and "WRP Newco Risk Factors."

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus/Information Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information and financial statements contained in this Joint Proxy Statement/Prospectus/Information Statement, the Appendices hereto and the documents incorporated by reference herein.

     Certain capitalized terms used in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus/Information Statement. As used in this Joint Proxy Statement/Prospectus/Information Statement, except where the context requires otherwise, "EQR" means Equity Residential Properties Trust, a Maryland real estate investment trust and its subsidiaries; "ERP Operating Partnership" means ERP Operating Limited Partnership, an Illinois limited partnership of which EQR is the general partner, and its subsidiaries; "Wellsford" means Wellsford Residential Property Trust, a Maryland real estate investment trust, and its subsidiaries; and "WRP Newco" means Wellsford Real Properties, Inc., a Maryland corporation, and its subsidiaries.

     As used in this Joint Proxy Statement/Prospectus/Information Statement, "Surviving Trust" means the surviving Maryland real estate investment trust in the Merger.

Parties to the Merger

     EQR. EQR, one of the largest publicly traded REITs (based on the aggregate market value of its outstanding equity capitalization), is a self-administered and self-managed equity REIT. EQR was organized in March 1993 and commenced operations as a publicly traded company on August 18, 1993 upon the completion of its initial public offering (the "IPO"). EQR was formed to continue the multifamily property business objectives and acquisition strategies of certain affiliated entities controlled by Mr. Samuel Zell, Chairman of the Board of Trustees of EQR. These entities had been engaged in the acquisition, ownership and operation of multifamily properties since 1969. EQR's senior executives average over 23 years of experience in the multifamily property business.

     EQR is the largest publicly traded REIT owner of multifamily properties (based on the number of apartment units owned and total revenues earned). As of January 20, 1997, EQR owned or had interests in a portfolio of 240 multifamily properties containing 71,869 apartment units and managed 13,054 additional units owned by affiliated entities. As of January 20, 1997, the 240 properties EQR owned or had interests in had an average occupancy rate of approximately 94%. These properties are located in the following 30 states: Arizona, Arkansas, California, Colorado, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Missouri, New Hampshire, New Jersey, New Mexico, Nevada, North Carolina, Ohio, Oklahoma, Oregon, South Carolina, Tennessee, Texas, Virginia and Washington.

     All of EQR's interests in its properties are held directly or indirectly by, and substantially all of its operations relating to the properties are conducted through, ERP Operating Partnership. EQR controls ERP Operating Partnership as the sole general partner and, as of January 14, 1997, owned approximately 87% of ERP Operating Partnership's outstanding partnership interests (excluding preference units) ("OP Units"), which may be exchanged by the holders thereof for either shares of EQR Common, on a one-for-one basis or, at EQR's option, the cash equivalent thereof.

     EQR's corporate headquarters and executive offices are located at Two North Riverside Plaza, Suite 400, Chicago, Illinois 60606, and its telephone number is
(312) 474-1300. In addition, EQR has regional operations centers in Chicago, Illinois; Dallas, Texas; Denver, Colorado; Seattle, Washington; Tampa, Florida and Bethesda, Maryland, and area offices in Atlanta, Georgia; Las Vegas, Nevada; Phoenix, Arizona; Portland, Oregon; San Antonio, Texas; Irvine, California; Raleigh, North Carolina; and Ft. Lauderdale, Florida.

     Wellsford. Wellsford is a publicly traded, self-administered and self-managed equity REIT, formed in 1992, which owns and operates multifamily properties located in the Western, Southwestern and Pacific regions of the United States. As of December 31, 1996, Wellsford owned 72 properties containing 19,004 apartment units. Wellsford's average occupancy rate on February 17, 1997 was approximately 94.8%. Wellsford's properties are located in the following states: Arizona, Colorado, New Mexico, Nevada, Oklahoma, Texas, Utah and Washington.

     Wellsford's corporate headquarters and executive offices are located at 610 Fifth Avenue, New York, New York 10020, and its telephone number is (212) 333-2300. In addition, Wellsford has operating headquarters in Denver, Colorado and area offices in Dallas, Texas; San Antonio, Texas; Tulsa, Oklahoma; Oklahoma City, Oklahoma; Phoenix, Arizona; and Tacoma, Washington.

Terms of the Merger

     The Merger Agreement provides that, upon satisfaction or waiver of the conditions set forth therein, EQR will be merged into Wellsford. The name of the Surviving Trust will be Equity Residential Properties Trust. The EQR Board of Trustees and Wellsford Board of Trustees have each approved the Merger as set forth in the Merger Agreement. Upon consummation of the Merger (the "Effective Time"), each outstanding share of Wellsford Common will be converted into .625 (the "Exchange Ratio") of a common share of beneficial interest, $.01 par value per share, of the Surviving Trust ("Survivor Common"). At the Effective Time, each outstanding share of EQR Common will be converted into one share of Survivor Common. At the Effective Time, each outstanding share of Wellsford Preferred and EQR Preferred will be converted into one preferred share of the Surviving Trust ("Survivor Preferred") having the same preferences and other terms as the preferred shares previously outstanding of the same series; provided, however, the conversion ratio for Wellsford's Series A Cumulative Convertible Preferred Shares of Beneficial Interest, .01 par value per share ("Wellsford Series A") will be adjusted in accordance with its terms. See "The Merger - Terms of the Merger".

The Distribution of WRP Newco Common

     Immediately prior to the Merger, Wellsford will contribute certain of its assets, including an 80% interest in phases I and II of, and in options to acquire and develop phases III, IV and V of, a 182-acre five-phase development project located in Denver, Colorado ("Palomino Park"), a $17.8 million mortgage receivable (the "Sonterra Loan"), on a 344-unit multifamily property located in Tuscon, Arizona ("Sonterra"), an option to purchase Sonterra and approximately $20 million of cash to WRP Newco and WRP Newco will assume certain obligations of Wellsford (the "Contribution"). Immediately after the Contribution and immediately prior to the Merger, Wellsford will distribute to the holders of Wellsford Common all the outstanding shares of WRP Newco Common owned by Wellsford as a distribution subject to income tax under Section 301 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the Distribution, the holders of Wellsford Common will receive one share of WRP Newco Common for each four shares of Wellsford Common owned by such holder. Cash will be paid in lieu of fractional shares. The Contribution and the Distribution are not subject to approval by the shareholders of Wellsford.

          No shares of WRP Newco Common will be distributed to EQR Common Shareholders. EQR Common Shareholders will participate indirectly in WRP Newco through the interests of ERP Operating Partnership in WRP Newco as described under "Certain Agreements between WRP Newco and ERP Operating Partnership."

         [Chart to be inserted depicting pre-Merger EQR & Wellsford]

         [Chart to be inserted depicting Surviving Trust & WRP Newco]

      [Map to be inserted depicting property interests of Surviving Trust]

Reasons for the Merger; Recommendations of the Boards of Trustees

     The EQR Board of Trustees believes that the Merger, including the consideration to be paid by EQR, is fair and in the best interests of EQR and its shareholders. The EQR Trustees who voted on the Merger unanimously approved the Merger and unanimously recommend that the EQR Common Shareholders vote FOR the Merger. The primary factors the EQR Board of Trustees considered in reaching the foregoing conclusions were the beliefs that (i) the Merger would solidify EQR's leadership position in the multifamily property industry and the Surviving Trust will be one of the largest publicly traded REITs (based on the aggregate market value of its outstanding equity capitalization), (ii) the Merger would increase operating efficiencies through economies of scale, (iii) the Merger would provide greater access to the public equity and debt markets, (iv) the Surviving Trust would be a larger and financially stronger company, which would make it easier to combine with other entities, (v) the combination of the Wellsford properties with those of EQR would expand the geographic focus of EQR's operations in the Southwest, Western and Pacific regions of the United States, and (vi) the Merger could be effectuated through the issuance of shares of equity to shareholders in the Merger rather than through the use of cash or a separate public offering of equity or debt securities. The EQR Board of Trustees also received the written opinion, dated January 16, 1997, of J.P. Morgan Securities Inc. ("J.P. Morgan") to the effect that, as of such date and based upon and subject to certain matters stated therein, the consideration to be paid by EQR in connection with the Merger was fair, from a financial point of view, to EQR. See "The Merger--Reasons for the Merger; Recommendation of the EQR Board of Trustees" and "Opinion of Financial Advisors--EQR."

     The Wellsford Board of Trustees believes that the Merger and Distribution are fair to, and in the best interests of, Wellsford and its shareholders. By unanimous vote, the Wellsford Board of Trustees approved the Merger, the Distribution and the transactions contemplated thereby, and unanimously recommend that the Wellsford Common Shareholders vote FOR the Merger. The Board of Trustees reached its decision after careful consideration of a wide variety of factors, the most important of which being that (i) the Merger would afford shareholders a significant participation in a much larger and more geographically diversified REIT with greater potential for long-term appreciation and improved access to capital markets, (ii) the Merger was the best alternative reasonably available to Wellsford Common Shareholders, providing the greatest feasibility and potential to maximize shareholder value,
(iii) the Merger offered anticipated cost savings and operating efficiencies to the Surviving Trust, (iv) the Merger would significantly increase the market capitalization of the Surviving Trust, (v) the Exchange Ratio fairly reflected the relative contributions of both companies to the combined entity, and (vi) the Merger would be tax-free. The Wellsford Board of Trustees received further confirmation of its decision in the form of the written opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), dated January 16, 1997, to the effect that, as of such date and based upon certain assumptions and considerations, the consideration to be received by Wellsford Common Shareholders pursuant to the Merger and the Distribution was fair to such shareholders from a financial point of view. See "The Merger - Reasons for the Merger" and "Opinion of Financial Advisor - Wellsford."

Opinions of Financial Advisors

          EQR. At the meeting of the Board of Trustees of EQR on January 15, 1997, J.P. Morgan rendered its oral opinion to the Board of Trustees of EQR that, as of such date, the consideration to be paid by EQR in connection with the proposed Merger was fair from a financial point of view to EQR. J.P. Morgan has confirmed its January 15, 1997 oral opinion by delivering its written opinion to the Board of Trustees of EQR, dated January 16, 1997, that as of such date, the consideration to be paid by EQR in connection with the proposed Merger was fair from a financial point of view to EQR. No limitations were imposed by EQR's Board of Trustees upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinions. See "The Merger - Opinion of Financial Advisor - EQR."

          Wellsford. At the meeting of the Board of Trustees of Wellsford on January 16, 1997, Merrill Lynch delivered its written opinion to the Board of Trustees of Wellsford that, as of such date and based upon the assumptions made, matters considered and limits of review, as set forth in such opinion, the proposed consideration to be received by the holders of Wellsford Common pursuant to the Merger and the Distribution was fair to such shareholders from a financial point of view. No limitations were imposed by Wellsford's Board of Trustees upon Merrill Lynch with respect to the investigations made or procedures followed by it in rendering its opinions. See "The Merger - Opinion of Financial Advisor - Wellsford."

Risk Factors

          In considering whether to approve the Merger, the shareholders of EQR and Wellsford voting on the Merger should consider, in addition to the other information in this Proxy Statement/Prospectus/Information Statement, the matters discussed under "Risk Factors." Such matters include:

          . Adverse consequences normally associated with debt or preferred equity financing, including the risk that the Surviving Trust's cash flow will be insufficient to meet required payments of principal and interest.

          . Risks associated with the potential change in the relative share prices of EQR Common and Wellsford Common prior to the time the Merger becomes effective.

          . Possible payment of liquidated damages and expenses: the Merger Agreement provides for a "Break-Up Fee" of $14 million (the "Break-Up Fee") plus "Break-Up Expenses" of up to $2.5 million (the "Break-Up Expenses") payable by Wellsford to EQR if the Merger Agreement is terminated by either EQR or

        Wellsford under certain circumstances and, within one year thereafter, Wellsford enters into an agreement regarding an "Acquisition Proposal," as defined herein, which is consummated. If the Merger Agreement is terminated by either EQR or Wellsford under certain other circumstances, either EQR or Wellsford will be required to pay the other party's Break-Up Expenses of up to $2.5 million. See "The Merger-Termination Provisions."

     . Possible conflicts of interest due to the fact that certain members of management of Wellsford, pursuant to existing agreements, have certain interests that arise in connection with the Merger and the Distribution that are in addition to the interests of shareholders of Wellsford generally.

     . Shareholders of EQR and Wellsford do not have appraisal rights in connection with the Merger under Maryland law.

Interests of Certain Persons

     In considering whether to approve the Merger, shareholders should be aware that certain members of the management of Wellsford and the Wellsford Board of Trustees have certain interests that arise in connection with the Merger and the Distribution that are in addition to the interests of shareholders of Wellsford generally. These interests arise under existing agreements with, and previously approved annual compensation awards from, Wellsford and proposed agreements with WRP Newco and the Surviving Trust relating to, among other things, severance payments to be made to certain executive officers (but not Jeffrey H. Lynford, Chairman of the Board, Edward Lowenthal, President and Chief Executive Officer, and Daniel M. Kelley, Vice Chairman), the forgiveness of loans made to certain executive officers incurred to acquire shares of Wellsford Common, the issuance of additional shares of Wellsford Common to certain executive officers, the acceleration of vesting of restricted share grants issued to certain executive officers (but not Messrs. Lynford and Lowenthal), payments to be made to certain executive officers to satisfy income and excise tax obligations resulting from certain monies and other benefits to be paid to them in connection with the Merger and the issuance of WRP Newco stock options to certain executive officers and trustees of Wellsford in replacement of certain existing Wellsford share options and reload options granted in connection with the exercise of vested Wellsford options. In addition, upon completion of the Merger, WRP Newco will enter into employment agreements with Messrs. Lynford and Lowenthal for five and one-half years and employment agreements with Gregory F. Hughes, Chief Financial Officer of Wellsford, and David M. Strong, a Vice President of Wellsford, for two years, and WRP Newco will enter into a five-year consulting agreement with Mr. Kelley. WRP Newco will also assume the existing split dollar life insurance arrangements between Wellsford and Messrs. Lynford and Lowenthal. See "Interests of Certain Persons in the Merger and Distribution."

     Further, upon completion of the Merger, Messrs. Lynford and Lowenthal will each enter into a five-year consulting agreement with ERP Operating Partnership and will be appointed to the Board of Trustees of the Surviving Trust for a three-year term. In addition, Donald D. MacKenzie, Executive Vice President-Director of Operations of Wellsford, will be a Senior Vice President of the Surviving Trust upon completion of the Merger. The Surviving Trust will indemnify each trustee and officer of Wellsford for all actions on or prior to the Effective Time to the same extent such individuals were indemnified by Wellsford prior to the Effective Time.

Effective Time of the Contribution and the Distribution

     As stated in "The Contribution and Distribution," the Contribution and the Distribution will take place immediately prior to the Merger.

Effective Time of the Merger and Closing Date

     The closing ("Closing") of the Merger will take place at 10:00 a.m. on the date to be specified by EQR and Wellsford, which will be no later than the third business day after satisfaction or waiver of the conditions set forth in the Merger Agreement (the "Closing Date"), at the offices of Rudnick & Wolfe, 203 North LaSalle Street, Chicago, Illinois 60601, unless another date or place is agreed to in writing by the parties. The Merger will become effective at the time the State Department of Assessments and Taxation of Maryland (the "Department") accepts for record the Articles of Merger (the "Articles"), or at such time as EQR and Wellsford will agree should be specified in the Articles (not to exceed 30 days after the Articles are accepted for record by the Department). It is currently anticipated that the Merger will be effective on or about ________, 1997.

Conditions to the Merger

     The obligations of EQR and Wellsford to consummate the Merger are subject to the satisfaction or waiver of certain conditions, including, among others,
(i) obtaining the requisite approval of the shareholders of EQR and shareholders of Wellsford, (ii) the absence of any material adverse change in the financial condition, business or operations of Wellsford or EQR, (iii) the receipt of certain legal opinions, including opinions with respect to the tax consequences of the Merger, (iv) the receipt of all material consents, authorizations, orders and approvals of governmental agencies and third parties, (v) the consummation of certain transactions by and between EQR, ERP Operating Partnership and WRP Newco, (vi) the execution of certain agreements between each of Wellsford and EQR and their respective affiliates, and (vii) the consummation of the Contribution and the Distribution. EQR and Wellsford each have the right to waive any conditions to their respective obligations to consummate the Merger. See "The Merger - Conditions of the Merger."

Appraisal Rights

     Shareholders of Wellsford and shareholders of EQR are not entitled to dissenting shareholders' appraisal rights under Maryland law. Maryland law does not provide appraisal rights to shareholders of a REIT in connection with a merger if their shares are listed on a national securities exchange, such as the NYSE, on the record date for determining shareholders entitled to vote on such merger. All of the shares of EQR and Wellsford outstanding on the record date for determining the shareholders entitled to vote on the Merger were listed on the NYSE.

Certain Federal Income Tax Consequences

     Tax Consequences of Merger. The Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). For a more detailed discussion of certain U.S. Federal income tax consequences of the Merger and certain other matters related thereto, see "The Merger -- Certain Federal Income Tax Consequences."

     Tax Consequences of Distribution. To the extent the fair market value of the shares of WRP Newco Common distributed in the Distribution to Wellsford Common Shareholders exceeds Wellsford's tax basis in such shares, gain will be recognized by Wellsford. Assuming Wellsford qualifies as a REIT and has a dividends paid deduction for distributions to its shareholders at least equal to its REIT taxable income (as computed before taking into account the dividends paid deduction), no REIT level tax will be incurred on account of the Distribution.

     The distribution of shares of WRP Newco Common will, however, be taxable to Wellsford Common Shareholders to the same extent as any other distribution made by Wellsford to the Wellsford Common Shareholders. Thus, so long as Wellsford qualifies for taxation as a REIT, distributions with respect to its shares, including the Distribution, made out of current or accumulated earnings and profits allocable thereto (and not designated as capital gain dividends) will be includible by the Wellsford Common Shareholders as ordinary income for Federal income tax purposes. For a more detailed discussion, see "Tax Consequences of the Distribution."

Termination

     The Merger Agreement provides that it may be terminated in a number of circumstances at any time prior to the Effective Time, whether before or after the approval of the Merger by the shareholders of EQR and shareholders of Wellsford. See "The Merger -Termination Provisions."

Termination Fees

     Depending on the reason for the Merger Agreement's termination, Wellsford may be required to pay EQR either the Break-Up Fee and Break-Up Expenses or Break-Up Expenses, or EQR may be required to pay Wellsford the Break-Up Expenses. See "The Merger
- Termination Fees and Expenses".

Anticipated Accounting Treatment

     The Merger will be treated as a purchase in accordance with Accounting Principles Board Opinion No. 16.

No Solicitation of Other Transactions

     Wellsford has agreed that it (and its subsidiaries) will not, and will use its best efforts to not permit its officers, trustees, employees, agents or financial advisors to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to its shareholders) with respect to a merger, acquisition, tender offer, exchange offer, consolidation, sale of assets or similar transactions involving all or any significant portion of the assets or any equity securities of, it or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement. The Merger Agreement does not, however, prohibit Wellsford from entering into discussions with respect to an unsolicited proposal if the Board of Trustees of Wellsford determines that such action is required by its duties to its shareholders imposed by law.

     EQR has agreed that if it enters into negotiations with another entity having a class of equity securities registered under the Exchange Act regarding the acquisition of such entity (whether effected through a merger, consolidation, share exchange, tender offer or other form), then at least three business days prior to executing any definitive agreement with such entity with respect to such acquisition or making a tender offer for the shares or other ownership interests of such entity, EQR will notify Wellsford of such transaction and consult with Wellsford with respect thereto, it being understood, however, that Wellsford will have no approval rights with respect thereto.

Conversion of Shares; Exchange of Certificates

     Each share of Wellsford Common outstanding immediately prior to the Effective Time will be converted into .625 share of validly issued, fully paid and nonassessable Survivor Common. Each share of EQR Common outstanding immediately prior to the Effective Time will be converted into one share of validly issued, fully paid and nonassessable Survivor Common. Each share of EQR Preferred and Wellsford Preferred outstanding immediately prior to the Effective Time will continue as one validly issued, fully paid and nonassessable share of Survivor Preferred, with all the preferences, rights and powers that each share previously had as shares issued by EQR or Wellsford, as the case may be, and will rank pari passu with each other outstanding Survivor Preferred; provided, however, that the conversion ratio relating to the Wellsford Series A will be adjusted in accordance with its terms.

     All shares of Wellsford Common, when converted pursuant to the Merger, will no longer be outstanding and will automatically be canceled and retired and each holder of a certificate representing Wellsford Common will cease to have any rights with respect thereto, except the right to receive shares of Survivor Common, and cash in lieu of any fractional shares of Survivor Common, as well as any dividends and distributions declared with respect thereto with a record date after the Effective Time. At the Effective Time, each certificate representing outstanding shares of Wellsford Preferred will cease to have any rights with respect to such shares, except the right to receive a certificate of the Surviving Trust representing an equal number of Survivor Preferred. Wellsford Common Shareholders should not tender their certificates for Wellsford Common with their proxy. As promptly as practicable after the Effective Time, Boston EquiServe LLP, an affiliate of First National Bank of Boston, as the exchange agent ("Exchange Agent"), will mail the Wellsford Common Shareholders transmittal materials for use in exchanging certificates evidencing Wellsford Shares for certificates evidencing shares of the Survivor Common or Survivor Preferred ("Survivor Shares"). See "The Merger - Exchange of Certificates."

     At the Effective Time, each certificate evidencing outstanding shares of EQR Common and EQR Preferred will, without any action by the holders thereof, thereafter represent the same number of shares of Survivor Common and Survivor Preferred, as the case may be.

Management of the Surviving Trust

     The Surviving Trust will have twelve trustees. The Board of Trustees of the Surviving Trust will be made up of the current trustees of EQR, Jeffrey H. Lynford, the Chairman of the Wellsford Board of Trustees, and Edward Lowenthal, a Trustee and the President of Wellsford. The Board of Trustees of the Surviving Trust will be divided into three equally numbered classes serving staggered three-year terms. One class will serve as trustees until the 1998 annual meeting of shareholders, one class will serve as trustees until the 1999 annual meeting of shareholders, and one class will serve as trustees until the 2000 annual meeting of shareholders.

     Senior management of the Surviving Trust will be drawn from the present management of EQR. As a condition to the consummation of the Merger, Jeffrey H. Lynford and Edward Lowenthal will enter into consulting agreements with ERP Operating Partnership. In addition, Donald MacKenzie, Executive Vice President-Director of Operations of Wellsford, will be a Senior Vice President of the Surviving Trust upon completion of the Merger. See "The Merger -Interests of Certain Persons in the Merger and Distribution."

     After the Merger, management and control of ERP Operating Partnership will be vested in the Surviving Trust, which will serve as its sole general partner.

     The Merger Agreement also contains provisions relating to, among other things, employee benefits and indemnification and liability coverage of former trustees and officers of

Wellsford after the Merger. See "The Merger - Interests of Certain Persons in the Merger and Distribution."

The Meetings of Shareholders

EQR

     The EQR Special Meeting has been called to consider and vote on the approval of the Merger. The EQR Special Meeting will be held on __________, 1997 at _____ a.m., local time, in ___________________, ________, ________.
Only holders of record of EQR Common at the close of business on ___________, 1997 will be entitled to vote at the EQR Special Meeting. Each holder of EQR Common is entitled to one vote per share on the Merger as proposed in the notice of the EQR Special Meeting. EQR had outstanding _________________ shares of EQR Common as of the close of business on ________, 1997, of which ____________ shares (or approximately___% of the outstanding shares of EQR Common) (excludes ____________ shares where beneficial ownership is disclaimed) were owned beneficially by the officers and trustees of EQR, and such persons have indicated their intention to vote such shares in favor of each of the proposals. Approval of the Merger requires the affirmative vote of two-thirds of the holders of the outstanding shares of EQR Common.

Wellsford

     The Wellsford Special Meeting has been called to consider and vote on the approval of the Merger, including the adoption of an amended and restated declaration of trust of the Surviving Trust, the approval of the Additional Amendments, the approval of the Additional Share Offering by WRP Newco and the adoption of WRP Newco's 1997 Management Incentive Plan. The Wellsford Special Meeting will be held on _______________, 1997, at ______ a.m., local time, at _____________________________________________________________. Only holders of record of Wellsford Common at the close of business on ________, 1997 will be entitled to notice of and to vote at the Wellsford Special Meeting. Each holder of Wellsford Common is entitled to one vote per share as proposed in the notice of the Wellsford Special Meeting. Wellsford had outstanding __________________ shares of Wellsford Common as of the close of business on ________, 1997, of which ____________ shares (or approximately ___% of the outstanding shares of Wellsford Common) (excludes ____________ shares where beneficial ownership is disclaimed) were owned beneficially by the officers and trustees of Wellsford, and such persons have indicated their intention to vote such shares in favor of the proposals. Approval of the Merger requires the affirmative vote of a majority of the Wellsford Common Shareholders. Approval of the Additional Amendments requires the affirmative vote of two-thirds of the holders of the outstanding shares of Wellsford Common. Approval of the Additional Share Offering by WRP Newco and adoption of WRP Newco's 1997 Management Incentive Plan require the affirmative vote of a majority of the holders of the outstanding shares of Wellsford Common voting, provided that the total votes cast represent over 50% of the outstanding shares of Wellsford Common.

                                Surviving Trust
                          Summary Unaudited Pro Forma
                            Combined Financial Data

     The following tables set forth the summary unaudited pro forma combined financial data for the Surviving Trust as a combined entity, giving effect to the Merger as if it had occurred on the dates indicated herein, after giving effect to the pro forma adjustments described in the notes to the unaudited pro forma financial statements included elsewhere in the Joint Proxy Statement/ Prospectus/Information Statement.

     The summary unaudited pro forma combined operating data are presented as if the Merger had been consummated at the beginning of each period presented. In addition to the Merger, the Surviving Trust pro forma combined operating data gives effect to certain material events for EQR which occurred between January 1, 1996 and November 15, 1996 and during the year ended December 31, 1995. See Note (T) to the Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 1996 and the year ended December 31, 1995 included elsewhere in the Joint Proxy Statement/Prospectus/Information Statement.

     The summary unaudited pro forma combined balance sheet data is presented as if the Merger had occurred on September 30, 1996. In addition to the Merger, the Pro Forma Balance Sheet gives effect to certain material events that occurred between October 1, 1996 and January 20, 1997, as if they had occurred on September 30, 1996. See Note (A) to the Unaudited Pro Forma Balance Sheet included elsewhere in the Joint Proxy Statement/Prospectus/Information Statement. The Merger has been accounted for under the purchase method of accounting in accordance with the Accounting Principles Board Opinion No. 16. In the opinion of management, all significant adjustments necessary to reflect the effects of the Merger have been made.

     The summary pro forma financial information should be read in conjunction with, and is qualified in its entirety by, the respective historical audited financial statements and notes thereto of EQR and Wellsford incorporated by reference into this Joint Proxy Statement/Prospectus/Information Statement and the unaudited pro forma financial statements and notes thereto included elsewhere in the Joint Proxy Statement/Prospectus/Information Statement.

     The summary unaudited pro forma operating and balance sheet data are presented for comparative purposes only and are not necessarily indicative of what the actual combined results of EQR and Wellsford would have been for the period and dates presented. Nor does such data purport to represent the results of future periods.

                                SURVIVING TRUST
                                ---------------

OPERATING DATA:                         Pro Forma               Pro Forma
                                    Nine Months Ended          Year Ended
                                    September 30, 1996      December 31, 1995
                                  ----------------------  ---------------------
REVENUES:                          (Amount in thousands except per share data)
Rental income                             $467,644               $602,682
Fee and asset management                     4,982                  7,030
Interest income-investment in                9,084                 10,646
 mortgage notes
Interest and other income                    5,933                 10,241
                                             -----                 ------
Total revenues                             487,643                630,599
                                           -------                -------
EXPENSES:

Property and maintenance                   135,798                181,659
Real estate taxes and insurance             44,374                 58,556
Property management                         16,964                 21,316
Fee and asset management                     3,037                  3,887
Depreciation                                97,299                122,808
Interest:
Expense incurred                            84,423                115,543
Amortization of deferred                     2,794                  3,425
 financing costs
General and administrative                   7,062                  8,625
                                             -----                  -----
Total Expenses                             391,751                515,819
                                           -------                -------
Income before (loss) on sale of
 investment communities and
 (loss) on joint venture
 communities                                95,892                114,780

(Loss) on sale of investment                    --                   (819)
 communities
(Loss) on joint venture                        (53)                  (280)
 communities                               -------                -------
Income before extraordinary                 95,839                113,681
 items and allocation to
 minority interests
Extraordinary Item:
(Loss) on early extinguishment                  --                 (5,553)
 of debt                                   -------                -------
Income before allocation to                 95,839                108,128
 Minority Interests
Income allocated to Minority               (10,800)               (12,190)
 Interests                                 -------                -------
Net income                                  85,039                 95,938
Preferred distributions                     36,594                 45,217
                                           -------                -------
Net income available for Common            $48,445                $50,721
 Shares                                    =======                =======
Net income per weighted average              $0.86                  $0.93
 Common Share outstanding                  =======                =======
Weighted average Common Shares              56,426                 54,360
 outstanding                               =======                =======


BALANCE SHEET DATA:                                    Pro Forma
(at end of period)                                 September 30, 1996
                                                   ------------------
Real estate, after accumulated depreciation            $3,697,614
Total assets                                           $3,907,011
Total debt                                             $1,546,300
Minority Interests                                     $  188,069
Shareholders' Equity                                   $2,026,754

                      Equity Residential Properties Trust
                 Summary Historical and Combined Financial Data

     The following tables set forth summary historical and combined financial data for EQR. The summary historical combined financial data for each of the years ended December 31, 1991, 1992, 1993, 1994 and 1995 are derived from the audited financial statements of EQR as reported in its Annual Reports on Form 10-K and the summary historical financial data for each of the interim periods ended September 30, 1996 and 1995 are derived from the unaudited financial statements of EQR as reported in its Quarterly Reports on Form 10-Q. The summary historical financial data should be read in conjunction with, and is qualified in its entirety by, the historical and combined financial statements and notes thereto of EQR incorporated by reference into this Joint Proxy Statement/Prospectus/Information Statement.

                      EQUITY RESIDENTIAL PROPERTIES TRUST
          CONSOLIDATED AND COMBINED HISTORICAL FINANCIAL INFORMATION
                 (Amounts in thousands except per share data)

                                                Nine Months Ended
                                                  September 30                         Year Ended December 31,
                                         ----------------                       --------------------------------------
                                          1996        1995              1995         1994         1993         1992        1991
                                      ----------  ----------        ----------   ----------   ----------    ---------   ---------
OPERATING DATA:
REVENUES
  Rental income                       $  327,749  $  273,723        $  372,447   $  220,727   $  104,388    $  86,597   $  84,289
  Fee and asset management                 4,982       5,461             7,030        4,739        4,651        4,215       4,361
  Interest income-investment
     in mortgage notes                     9,084       1,934             4,862           --           --           --          --
  Interest and other income                2,232       3,652             4,573        5,568        3,031        2,161         888
                                      ----------  ----------        ----------   ----------   ----------    ---------   ---------
     Total revenues                      344,047     284,770           388,912      231,034      112,070       92,973      89,538
                                      ----------  ----------        ----------   ----------   ----------    ---------   ---------

EXPENSES
  Property and maintenance                93,128      82,307           110,714       66,534       35,324       30,680      30,245
  Real estate taxes and insurance         32,301      27,357            37,002       23,028       11,403       10,274       9,973
  Property management                     13,136      10,815            15,213       10,249        4,938        2,912       2,659
  Property management - non-recurring         --          --                --          879           --           --          --
  Fee and asset management                 3,037       2,746             3,887        2,056        2,242        2,403       2,383
  Depreciation                            66,759      51,982            72,410       37,273       15,384       13,442      13,833
  Interest:
     Expense incurred                     58,632      58,141            78,375       37,044       26,042       31,926      33,786
     Amortization of deferred financing
        costs                              2,860       2,539             3,444        1,930        3,322        2,702       1,575
  Refinancing costs                           --          --                --           --        3,284           --          --
  General and administrative               6,690       6,091             8,129        6,053        1,994        1,915       1,320
                                      ----------  ----------        ----------   ----------   ----------    ---------   ---------
      Total expenses                     276,543     241,978           329,174      185,046      103,933       96,254      95,774
                                      ----------  ----------        ----------   ----------   ----------    ---------   ---------



                                              1996          1995         1995        1994         1993        1992         1991
                                          -----------  -----------  -----------  ----------   ----------  ----------   ----------
Income (loss) before gain on disposition
  of properties, extraordinary items and
  allocation to Minority Interests             67,504       42,792       59,738       45,988       8,137      (3,281)      (6,236)
Gain on disposition of properties               2,346        1,542       21,617           --          --          --           --
                                          -----------  -----------  -----------  -----------  ----------  ----------   ----------
Income (loss) before extraordinary items
and allocation to Minority Interests           69,850       44,334       81,355       45,988       8,137      (3,281)      (6,236)

Extraordinary Items:
Write-off of unamortized costs on
    refinanced debt                            (3,134)          --           --           --          --          --           --
Gain on early extinguishment of debt               --        2,000        2,000           --          --          --           --
Gain on discharge of indebtedness                  --           --           --           --       1,792      18,203        5,391
                                          -----------  -----------  -----------  -----------  ----------  ----------   ----------
Income (loss) before allocation to
   Minority Interests                          66,716       46,334       83,355       45,988       9,929      14,922         (845)
Income allocated to Minority Interests          8,426        9,004       15,636       11,570       3,834          --           --
                                          -----------  -----------  -----------  -----------  ----------  ----------   ----------
Net income (loss)                              58,290       37,330       67,719       34,418       6,095      14,922         (845)
Preferred distributions                        19,953        4,781       10,109           --          --          --           --
                                          -----------  -----------  -----------  -----------  ----------  ----------   ----------
Net income (loss) available for
Common Shares                             $    38,337  $    32,549  $    57,610  $    34,418  $    6,095  $   14,922   $     (845)
                                          ===========  ===========  ===========  ===========  ==========  ==========   ==========
Net income per weighted average
   Common Share outstanding               $      0.94  $      0.95  $      1.68  $      1.34  $      .42          --           --

Weighted average Common Shares
   outstanding                                 40,934       34,277       34,358       25,621      14,601          --           --

BALANCE SHEET DATA (at end of period):
  Real estate, before accumulated
    depreciation                          $ 2,747,081               $ 2,186,636  $ 1,963,476  $  634,577  $  358,212   $  353,212
  Real estate, after accumulated
     depreciation                         $ 2,473,686               $ 1,969,453  $ 1,770,735  $  478,210  $  218,825   $  226,818
  Total assets                            $ 2,784,866               $ 2,141,260  $ 1,847,685  $  535,914  $  238,878   $  243,693
  Total debt                              $ 1,237,623               $ 1,002,219  $   994,746  $  278,642  $  343,282   $  360,132
  Minority Interests                      $   154,839               $   168,963  $   177,438  $   83,159  $       --   $       --
  Shareholders' Equity  (Net Deficit)     $ 1,271,890               $   884,517  $   609,936  $  146,485  $ (122,094)  $ (135,041)


                     Wellsford Residential Property Trust
                       Summary Historical Financial Data

The following tables set forth summary historical financial data for Wellsford. The summary historical financial data for each of the years ended December 31, 1991, 1992, 1993, 1994 and 1995 are derived from the audited financial statements of Wellsford as reported in its Annual Reports on Form 10-K and the summary historical financial data for each of the interim periods ended September 30, 1996 and 1995 are derived from the unaudited financial statements of Wellsford as reported in its Quarterly Reports on Form 10-Q. The summary historical financial data should be read in conjunction with, and is qualified in its entirety by, the historical financial statements and notes thereto of Wellsford incorporated by reference into this Joint Proxy Statement/Prospectus/Information Statement. Certain reclassifications have been made to Wellsford's historical financial data to conform to EQR's presentation.

                     Wellsford Residential Property Trust
                       Summary Historical Financial Data

                               Nine Months ended
                                 September 30
                                  Historical                                  Year Ended December 31,
                         (000s except per share data)                 Historical (000s except per share data)
                       -------------------------------   --------------------------------------------------------------------

                             1996             1995           1995           1994         1993         1992        1991
                       -------------------------------   --------------------------------------------------------------------
Revenues                    $97,152          $98,063         $131,232       $82,794       $42,007     $26,229      $22,071
Expenses                    (80,131)         (86,007)        (113,712)      (73,299)      (34,816)    (26,991)     (24,852)
Gain (loss) on sale of
  investment
  communities                 --               516             (819)          --            882         --           --
Loss on joint venture
  communities                (52)             (301)            (279)          --            --          --           --
                             ----             -----            -----        -------      -------      -------      -------
Income (loss) before
  extraordinary item        $16,969          $12,271          $16,422        $9,495       $8,073       $(762)     $ (2,781)
                             ======           ======           ======         =====        =====        =====       =======
Net income (loss)           $16,969           $7,142          $10,869        $9,495       $8,073       $(762)      $(1,736)
Preferred dividends         (9,411)          (5,836)           (8,973)       (7,000)        (972)        --           --
                            -------          -------          -------       -------      -------      -------      -------
Net income (loss)
  available for
  common
  shareholders              $7,558           $1,306           $1,896         $2,495       $7,101      $ (762)     $(1,736)
                             =====            =====            =====          =====        =====        =====      =======
Net income (loss) per
  common share               $.44             $.08             $0.11         $0.25         $0.91      $(0.34)
                              ===              ===              ====          ====          ====       ======
Weighted average
  number of common
  shares outstanding        17,041           16,921           16,938         10,070        7,813       2,273
                            ======           ======           ======         ======        =====       =====

                     Wellsford Residential Property Trust
                       Summary Historical Financial Data


                                                                        Year Ended December 31,
                                                                        -----------------------
                       September 30, 1996                         Historical (000, except share data)
                       ------------------  ---------------------------------------------------------------------------------
                           Historical           1995            1994            1993             1992             1991
                       ------------------  --------------  --------------- ---------------  --------------- ----------------
Real Estate assets
  before
  accumulated
  depreciation             $773,470          $736,399         $747,519        $301,389         $156,568         $124,768

Real estate assets
  after accumulated
  depreciation              696,078           677,908          712,742         282,224          143,787          116,553

Total Assets                739,823           729,638          745,754         322,400          165,963          126,107

Mortgages Payable            83,299            77,137          208,858          24,203           17,155          110,755

Convertible note
  payable                     --                --               --             46,070           55,358             --

Unsecured credit
  facility                   26,000             --             140,000            --               --               --

Senior unsecured
  notes                     223,447           233,307            --               --               --               --

Shareholders' equity        381,703           398,359          371,655         239,775           89,986           12,168

Cash dividends
  declared per
  Series A preferred
  share                       $1.31             $1.75            $1.75           $0.24            $--
                               ====             =====             ====            ====             ==
Cash dividends
  declared per
  Series B preferred
  share                       $1.81             $0.86            $--             $--              $--
                               ====              ====             ===             ===              ==
Cash dividends
  declared per
  common share                $1.45             $1.92            $1.80           $1.68            $0.16
                               ====              ====             ====            ====             ====

                          COMPARATIVE PER SHARE DATA

         The following summary presents selected comparative unaudited per share information for EQR and Wellsford on an historical basis and EQR and Wellsford on a pro forma combined basis assuming the combination had been effective throughout the periods presented. Wellsford pro forma equivalent per share amounts are presented with respect to pro forma information. Such per share amounts allow comparison of historical information with respect to the value of one share of Wellsford Common to the corresponding information with respect to the projected value of one share of Survivor Common as a result of the Merger by multiplying the pro forma amounts by the Exchange Ratio of .625 to 1.

                                                     Nine Months
                                                        Ended        Year Ended
                                                    September 30,   December 31,
                                                        1996            1995
                                                        ----            ----
Net Income Per Common Share
---------------------------
EQR                                                     $.94            $1.68
Wellsford                                                .44              .11
Surviving Trust pro forma combined(A)                    .86              .93
Wellsford pro forma equivalent (B)                       .54              .58

Cash Distributions Declared Per Common Share
--------------------------------------------
EQR                                                    $1.77            $2.18
Wellsford                                               1.45             1.92
Surviving Trust pro forma combined(A)                   1.77             2.18
Wellsford pro forma equivalent (B)                      1.11             1.36

Shareholders' Equity Per Common Share
-------------------------------------
EQR                                                   $27.79           $25.26
Wellsford                                              22.32            23.40
Surviving Trust pro forma combined(A)                  32.75            32.75
Wellsford pro forma equivalent (B)                     22.45            23.30

-----------

(A) The pro forma combined Net Income Per Common Share and Cash Distributions Declared Per Common Share data for the Surviving Trust has been prepared assuming that in the Merger each share of Wellsford Common is converted into
 .625 of a share of Survivor Common resulting in total weighted average outstanding shares of Survivor Common of 56,426,000 for the nine months ended September 30, 1996 and 54,360,000 for the year ended December 31, 1995. For the Shareholder's Equity Per Common Share data, total outstanding shares of Survivor Common was 61,887,000 for both the nine months ended September 30, 1996 and the year ended December 31, 1995.

(B) The Wellsford pro forma equivalent is determined by multiplying the Exchange Ratio (.625) by the Surviving Trust pro forma combined per share amounts so that the per share amounts are equated to the comparative values for each share of Wellsford Common.

                           COMPARATIVE SHARE PRICES

EQR

         The EQR Common has been traded on the NYSE under the symbol "EQR" since August 11, 1993. The following table sets forth the quarterly high and low sales prices per share of EQR Common reported on the NYSE, as well as the quarterly distributions declared per share of EQR Common, from January 1, 1995 through February 18, 1997.

                                            High           Low    Distributions
                                            ----           ---    -------------
      1995
      ----
      First Quarter....................     29 1/8        25 5/8     .53
      Second Quarter...................     29 3/4        24 7/8     .53
      Third Quarter....................     31 3/4        27 3/4     .53
      Fourth Quarter...................     31 7/8        28         .59

      1996
      ----
      First Quarter....................     33 1/2        29         .59
      Second Quarter...................     33 1/2        30 7/8     .59
      Third Quarter....................     36 1/8        32 7/8     .59
      Fourth Quarter...................     43 3/8        35 5/8     .625(1)

      1997
      ----
      First Quarter (through
      February 19, 1997)...............     45 3/4        39 3/4     N/A
-------------------

(1) The fourth quarter distribution was paid on January 10, 1997 to shareholders of record as of December 27, 1996 and represented an annual distribution rate of $2.50 per share.

         On February 19, 1997, the last reported sale price of a share of EQR Common on the NYSE was 45 1/2 per share. On January 16, 1997, the last full trading day prior to the pubic announcement of the Merger, the last reported sale price of a share of EQR Common on the NYSE was 43 3/8. As of February 17, 1997, EQR's transfer agent reported 489 record holders of EQR Common and, as of September, 1996, The Depository Trust Company held EQR Common on behalf of approximately 14,830 beneficial owners.

Wellsford

         The Wellsford Common has been traded on the NYSE under the symbol "WRP" since November 20, 1992. The following table sets forth the quarterly high and low sales prices per share of Wellsford Common reported on the NYSE, as well as the quarterly distributions declared per share of Wellsford Common from January 1, 1995 through February 18, 1997.

                                            High       Low     Distributions
                                            ----       ---     -------------
      1995
      ----
      First Quarter......................   21 3/4    19 1/4      $.48
      Second Quarter.....................   22 3/4    20           .48
      Third Quarter......................   22 3/4    21 1/8       .48
      Fourth Quarter.....................   23 1/8    19 5/8       .48

      1996
      ----
      First Quarter......................   24 1/4    21 3/8       .485
      Second Quarter.....................   22 7/8    20 1/2       .485
      Third Quarter......................   23 1/8    20 3/4       .485
      Fourth Quarter.....................   25        21 1/2       .485

      1997
      ----
      First Quarter
      (through February 18, 1997)........   29 5/8    24 1/8       N/A
--------------------

         On February 18, 1997, the last reported sale price of a share of Wellsford Common on the NYSE was 29 1/2 per share. On January 16, 1997, the last full trading day prior to the pubic announcement of the Merger, the last reported sale price of a share of Wellsford Common on the NYSE was 25 3/4. As of February 18, 1997, Wellsford's transfer agent reported 635 record holders of Wellsford Common and, as of February 14, 1997, The Depository Trust Company held Wellsford Common on behalf of approximately 13,500 beneficial owners.

         BECAUSE THE EXCHANGE RATIO IS FIXED AND THE MARKET PRICE OF EQR COMMON IS SUBJECT TO FLUCTUATION, THE MARKET VALUE OF THE SURVIVOR COMMON THAT HOLDERS OF WELLSFORD COMMON WILL RECEIVE IN THE MERGER MAY INCREASE OR DECREASE PRIOR TO AND FOLLOWING THE MERGER. SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR EQR COMMON AND WELLSFORD COMMON.

Wellsford Real Properties, Inc.

     WRP Newco intends to engage in a broad range of businesses and activities related to the acquisition, development, ownership, management and financing of real estate and the ownership of debt and equity securities of entities engaged in real estate-related businesses and activities. WRP Newco does not initially intend to seek to qualify as a REIT and, as a merchant banker for its own account, it will actively engage in certain businesses that could not be conducted by a REIT. WRP Newco will endeavor to build equity for its shareholders by increasing net asset value per share and reinvesting internally generated funds rather than paying cash dividends for the foreseeable future.

     Unlike holders of interests in private funds that engage in many of the activities in which WRP Newco intends to engage, WRP Newco believes that holders of shares of WRP Newco Common will have more liquidity in their investment and will have the ability to margin their shares and such holders need not make a minimum investment in WRP Newco.

     WRP Newco will conduct its business directly or through equity and debt investments in other entities engaged in various real estate-related businesses and activities. Initially, WRP Newco will focus on four distinct aspects of the real estate business.

     Commercial Properties. WRP Newco will seek to acquire, own and operate commercial and office properties. Initially, WRP Newco will seek to acquire suburban office properties at or below replacement cost and remarket the properties after renovation, redevelopment and/or repositioning. WRP Newco has acquired one suburban office property and has contracted to acquire four additional such properties, all of which are located in New Jersey. See "WRP Newco's Initial Assets."

     Property Development. Initially, WRP Newco will engage in the development of residential properties. Development properties may be retained for investment and operated by WRP Newco, sold, or converted to condominium or cooperative ownership. Certain development activities may be conducted in joint ventures with local developers who may bear the substantial portion of the economic risks associated with the construction, development and initial rent-up of properties. Palomino Park will be WRP Newco's initial development project. See "WRP Newco's Initial Assets."

     Equity Investments. WRP Newco intends to make equity investments in entities owned by third parties and which engage in real estate-related businesses and activities. Some of the entities in which WRP Newco may invest may be start-up companies or companies in need of additional capital.

     High Yield Debt Investments. WRP Newco will make loans that constitute, or will invest in a wide variety of, senior, junior or otherwise subordinated debt instruments, which may be unsecured or secured by liens on real estate or the economic benefits thereof. These investments may include debt that is acquired at a discount, mezzanine financing, commercial mortgage-backed securities, secured and unsecured lines of credit, distressed loans, and loans previously made by foreign and other financial institutions. The Sonterra Loan will constitute WRP Newco's initial debt investment. See "WRP Newco's Initial Assets."

     WRP Newco may also manage and lease properties owned by it or in which it has an equity or debt investment.

     Initial Capital and Financing

     Upon completion of the Distribution and consummation of the Merger and certain of the other transactions described in this Joint Proxy
Statement/Prospectus/Information Statement, WRP Newco is expected to have available the following sources of capital, financing and credit support:

          . Approximately $20 million of cash (subject to adjustment as provided in the Merger Agreement) contributed to WRP Newco by Wellsford pursuant to the Contribution and Distribution Agreement among Wellsford and WRP Newco (the "Contribution and Distribution Agreement").

          . $3.5 million of proceeds from the sale to ERP Operating Partnership of shares of Class A Common Stock, par value $.01 per share, of WRP Newco ("WRP Newco Class A Common"). See "Certain Agreements Between WRP Newco and ERP Operating Partnership - Common Stock and Preferred Stock Purchase Agreement."

          . $25 million pursuant to the commitment of ERP Operating Partnership to acquire up to 1,000,000 shares of WRP Newco's Series A 8% Convertible Redeemable Preferred Stock ("WRP Newco Series A Preferred") at the request of WRP Newco and subject to certain limited conditions. See "Certain Agreements Between WRP Newco and ERP Operating Partnership -- Common Stock and Preferred Stock Purchase Agreement."

          . $50 million under a proposed two-year line of credit from The First National Bank of Boston (the "Bank of Boston") and Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), as to which a term sheet has been issued.

          . $36.8 million, pursuant to an agreement with respect to the construction financing for Phase I of Palomino Park, and $30 million, pursuant to an agreement expected to be entered into with respect to the construction financing for Phase II of Palomino Park, in each case guaranteed by a third-party developer and supported by the credit of ERP Operating Partnership pursuant to its stand-by obligations.

          . Approximately $14.8 million of credit enhancement from ERP Operating Partnership with respect to the bonds issued to finance certain public improvements at Palomino Park. See "Certain Agreements Between WRP Newco and ERP Operating Partnership - Credit Enhancement Agreement."

     In addition, WRP Newco presently intends to offer for sale shares of WRP Newco Common for an aggregate purchase price of between $25 million and $100 million, excluding any over-allotment option. In order to satisfy the requirements of the NYSE, the affirmative vote of the holders of a majority of the outstanding shares of Wellsford Common is required to issue the foregoing shares. See "Approval of WRP Newco Additional Share Offering."

WRP Newco Risk Factors

     In addition to general investment and real estate risks and those factors set forth elsewhere in this Joint Proxy Statement/Prospectus/Information Statement under "WRP Newco Risk Factors" and elsewhere, in connection with WRP Newco's future business activities, Wellsford Common Shareholders should be aware of, among other things, the following factors:

     .    Competition in identifying and making investments and attracting tenants.

     .    Illiquidity of WRP Newco's real estate investments.

     .    Excessive costs and delays associated with the acquisition, development, construction and renovation of properties.

     .    Lack of limitation on the amount of debt that may be incurred and risks of highly leveraged investments.

     .    Risks associated with debt instruments held by WRP Newco, including the possibility that borrowers may not be able to make payments when due, that the value of collateral may be less than amounts owed and that interest rates charged may be less than WRP Newco's cost of funds.

     .    Risks associated with investments in junior mortgages, including lack of control over the collateral and any foreclosure procedures.

     .    Risks associated with investments in commercial mortgage-backed securities, resulting, in part, from the fact that the process of rating and servicing such securities is difficult and existing credit support is inadequate.

     .    WRP Newco is a newly-formed entity without any prior operating history.

     .    Potential liability for unknown or future environmental liabilities.

     . WRP Newco is dependent primarily upon the efforts of its Chairman of the Board and President and Chief Executive Officer.

     .    The ability of the WRP Newco Board of Directors to amend or revise WRP
Newco's investment and other policies without a vote of stockholders.

     .    The lack of a prior market for shares of WRP Newco Common.

WRP Newco's Initial Assets

     WRP Newco's initial assets will consist primarily of the following:

     .    five office properties currently owned or to be acquired described as follows:

     (a) The American Cyanamid Office Complex located in Wayne, N.J. which is expected to be acquired in February, 1997 for $18.8 million. The complex consists of (i) a vacant headquarters facility of approximately 560,000 gross square feet on approximately 194 acres consisting primarily of two office buildings and (ii) two vacant smaller two-story office buildings of approximately 70,600 gross square feet and 54,800 gross square feet, respectively, located on a 9 acre and a 14 acre site, respectively. WRP Newco intends to renovate and rent these buildings.

     (b) The Greenbrook Corporate Center located in Fairfield, N.J. which is expected to be acquired in March, 1997 for $23.7 million. This property consists of (i) a three-story building of approximately 201,600 gross square feet which is approximately 78% rented and situated on approximately 20 acres and (ii) a contiguous undeveloped approximately 7-acre parcel zoned for office and light industrial use. WRP Newco intends to renovate and rent this building.

     (c) A three-story vacant suburban office building consisting of approximately 65,000 gross square feet located in Chatham, New Jersey, which was acquired for $5.1 million in January, 1997. WRP Newco intends to renovate and rent this building.

     .    An approximate 80% interest in Phases I and II of, and in options to acquire and develop Phases III, IV and V of, a 1,880 unit multifamily development known as "Palomino Park," located on 182 acres, of which 65 acres have been developed, in South East Denver, Colorado. Palomino Park is being constructed around a centrally located 24 acre park and has a 29,000 square foot recreation center. Phase I, which is to consist of 456 units, is approximately 60% completed and construction on Phase II which is to consist of 304 units is expected to begin in April 1997. ERP Operating Partnership will have an approximate 20% interest in Palomino Park.

     .    A $17.8 million mortgage loan on and option (the "Sonterra Option") to purchase for approximately $20.5 million through December, 1997 and for $21 million during 1998, a 344-unit, newly constructed residential apartment project located in Tucson, Arizona known as Sonterra at Williams Centre. The Sonterra Loan is due on July 1, 1999 and bears interest at the rate of 9% percent per annum.

     .    Approximately $20 million of cash contributed by Wellsford to WRP
Newco, a substantial portion of which will be applied to repay indebtedness incurred to acquire WRP Newco's commercial properties.

Certain Agreements Between WRP Newco and ERP Operating Partnership

     .    Common Stock and Preferred Stock Purchase Agreement  - Provides for
purchase by ERP Operating Partnership of (i) $3.5 million of WRP Newco Class A Common and (ii) $25 million of WRP Newco Series A Preferred as requested by WRP Newco over a 3-year period. ERP Operating Partnership is entitled to elect a nominee to the WRP Newco Board of Directors for a minimum of two years. For ten years after the Effective Time, WRP Newco has the right to direct the voting of all shares of WRP Newco Series A Preferred, WRP Newco Class A Common and WRP Newco Common owned by ERP Operating Partnership or any of its affiliates on most matters. See "Certain Agreements Between WRP Newco and ERP Operating Partnership -- Common Stock and Preferred Stock Purchase Agreement."

     .    Registration Rights Agreement  -  Provides for registration rights at
WRP Newco's expense with respect to shares of WRP Newco Class A Common, WRP Newco Series A Preferred and WRP Newco Common held by ERP Operating Partnership. See "Certain Agreements Between WRP Newco and ERP Operating Partnership -- Registration Rights Agreement."

     .    Sonterra Option Agreement  -  Provides ERP Operating Partnership with a right of first offer to acquire the Sonterra Option and a right to acquire the Sonterra Option if WRP Newco does not exercise it. If WRP Newco acquires Sonterra, ERP Operating Partnership will have a "Right of First/Last Offer" for the property.

     .    Agreement Regarding Palomino Park -  Governs the relationship between
WRP Newco and ERP Operating Partnership as 80% and 20% shareholders, respectively, of the entity controlling Palomino Park, including certain rights of first offer and put/call rights with respect to each other's shares. ERP Operating Partnership has also agreed to be a stand-by purchaser of Phase I if the construction loan thereon is not paid, and to be similarly obligated with respect to Phase II. See "Certain Agreements Between WRP Newco and ERP Operating Partnership -- Agreement Regarding Palomino Park."

     .    Credit Enhancement Agreement  -  Provides for ERP Operating
Partnership to make its own credit available for a period of eight years in the form of a guaranty of WRP Newco's obligations to repay the bonds issued to finance the park and certain infrastructure within Palomino Park. See "Certain Agreements Between WRP Newco and ERP Operating Partnership -- Credit Enhancement Agreement."

                 WELLSFORD REAL PROPERTIES, INC. (PREDECESSOR)
              SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL DATA


     The following tables set forth the summary unaudited pro forma combined financial data for Wellsford Real Properties, Inc. (Predecessor) as a combined entity, giving effect to the Merger, Contribution and Distribution as if they had occurred on the dates indicated herein, after giving effect to the pro forma adjustments described in the notes to the unaudited pro forma combined financial statements included elsewhere in this Joint Proxy Statement/Prospectus/ Information Statement.

     The summary unaudited pro forma combined operating data are presented as if the Merger, Contribution and Distribution had been consummated on January 1, 1996. In addition to the Merger, Combination and Distribution, the pro forma combined operating data gives effect to certain material events which occurred between January 1, 1996 and January 31, 1997 as if they had occurred on January 1, 1996. See the notes to the unaudited Pro Forma Combined Income Statement for the nine months ended September 30, 1996 included elsewhere in this Joint Proxy Statement/Prospectus/Information Statement.

     The summary unaudited pro forma combined balance sheet data are presented as if the Merger, Contribution and Distribution had occurred on September 30, 1996. In addition to the Merger, Contribution and Distribution, the pro forma combined balance sheet data gives effect to certain material events which occurred between October 1, 1996 and January 31, 1997 as if they had occurred on September 30, 1996. See the notes to the unaudited Pro Forma Combined Balance Sheet at September 30, 1996 included elsewhere in this Joint Proxy Statement/Prospectus/Information Statement. In the opinion of management, all necessary adjustments necessary to reflect the effects of the Merger, Contribution and Distribution have been made.

     The summary unaudited pro forma financial data should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of Wellsford and Wellsford Real Properties, Inc. (Predecessor) incorporated by reference into, and included in, this Joint Proxy Statement/Prospectus/Information Statement, respectively.

     The summary unaudited pro forma operating and balance sheet data are presented for comparative purposes only and are not necessarily indicative of what the actual combined results of Wellsford Real Properties, Inc. (Predecessor) would have been for the period and as of the date presented; nor does such data purport to represent the results of future periods.

                 Wellsford Real Properties, Inc. (Predecessor)
                   Summary Unaudited Combined Financial Data


                                                        Pro Forma         Historical
                                                       Nine Months        Nine Months
                                                          Ended              Ended
                                                      September 30,      September 30,
                                                          1996               1996
                                                          ----               ----
                                                       (Unaudited)        (Unaudited)
                                                     (In thousands except per share data)
OPERATING DATA:
  Revenues:
    Rental income                                        $2,797
    Other income                                            212
    Interest income                                       1,201                  $356
                                                      --------------------------------
                                                          4,210                   356
                                                      --------------------------------
  Expenses:
    Property operating and maintenance                      620
    Real estate taxes                                       313
    General and administrative                            1,125
    Depreciation                                            383
    Property management                                     108
                                                      --------------------------------
                                                          2,549                     0
                                                      --------------------------------

  Income before income taxes                              1,661                   356
  Provision for income taxes                                679
                                                      --------------------------------

  Net income                                               $982                  $356
                                                      ================================

  Net income per common share                             $0.20

  Weighted average common shares outstanding              4,870

                                                                Pro Forma         Historical        Historical
                                                               September 30,     September 30,     December 31,
                                                                  1996              1996               1995
                                                                  ----              ----               ----
                                                               (Unaudited)       (Unaudited)
                                                                                (In thousands)
BALANCE SHEET DATA:
  Real estate                                                    $64,628           $17,028           $7,955
  Mortgage notes and interest receivable                         $17,934           $17,934               $0
  Total assets                                                   $92,485           $41,317          $18,369
  Total debt                                                     $39,755           $14,755          $14,755
  Total equity                                                   $51,043           $26,562           $3,614

                                  RISK FACTORS

          In considering whether to approve the Merger, the shareholders of EQR and Wellsford should consider, in addition to the other information in this Proxy Statement/Prospectus/Information Statement, the matters described in this section.

Conflicts of Interest

          In considering whether to approve the Merger, shareholders should be aware that certain members of the management of Wellsford and the Wellsford Board of Trustees have certain interests that arise in connection with the Merger and the Distribution that are in addition to the interests of shareholders of Wellsford generally. These interests arise under existing agreements with, and previously approved annual compensation awards from, Wellsford and proposed agreements with WRP Newco and the Surviving Trust relating to, among other things, severance payments to be made to certain executive officers (but not Messrs. Lynford, Lowenthal and Kelley), the forgiveness of loans made to certain executive officers incurred to acquire shares of Wellsford Common, the issuance of additional shares of Wellsford Common to certain executive officers, the acceleration of vesting of restricted share grants issued to certain executive officers (but not Messrs. Lynford and Lowenthal), payments to be made to certain executive officers to satisfy income and excise tax obligations resulting from certain monies and other benefits to be paid to them in connection with the Merger and the issuance of WRP Newco stock options to certain executive officers and trustees of Wellsford in replacement of certain existing Wellsford share options and reload options granted in connection with the exercise of vested Wellsford share options. In addition, upon completion of the Merger, WRP Newco will enter into employment agreements with Messrs. Lynford and Lowenthal for five and one-half years and employment agreements with Messrs. Hughes and Strong for two years, and a subsidiary of WRP Newco will enter into a five-year consulting agreement with Mr. Kelley. WRP Newco will also assume the existing split dollar life insurance arrangements between Wellsford and Messrs. Lynford and Lowenthal.

          Further, upon completion of the Merger, Messrs. Lynford and Lowenthal will each enter into a five-year consulting agreement with ERP Operating Partnership and will be appointed to the Board of Trustees of the Surviving Trust for a three year term. In addition, Mr. MacKenzie, Executive Vice President-Director of Operations of Wellsford, will be a Senior Vice President of the Surviving Trust upon completion of the Merger. The Surviving Trust will indemnify each trustee and officer of Wellsford for all actions on or prior to the Effective Time to the same extent such individuals were indemnified by Wellsford prior to the Effective Time. See "Interests of Certain Persons in the Merger and Distribution."

Adverse Consequences of Debt Financing and Preferred Shares

          The Surviving Trust is subject to the risks normally associated with debt or preferred equity financing, including the risk that the Surviving Trust's cash flow will be insufficient to meet required payments of principal, interest and distributions, the risk that existing indebtedness may not be refinanced or that the terms of such refinancing will not be as favorable as the terms of current indebtedness and the risk that necessary capital expenditures for such purposes as renovations and other improvements may not be financed on favorable terms or at all. If the Surviving Trust were unable to refinance its indebtedness on acceptable terms, or at all, the Surviving Trust might be forced to dispose of one or more of the properties on disadvantageous terms, which might result in losses to the Surviving Trust and might adversely affect the cash available for distributions to shareholders. If interest rates or other factors at the time of the refinancing result in higher interest rates upon refinancing, the Surviving Trust's interest expense would increase, which would affect the Surviving Trust's ability to make distributions to its shareholders. Furthermore, if a property is mortgaged to secure payment of indebtedness and the Surviving Trust is unable to meet mortgage payments, the mortgagee could foreclose upon the property, appoint a receiver and receive an assignment of rents and leases or pursue other remedies, all with a consequent loss of income and asset value to the Surviving Trust. Foreclosures could also create taxable income without accompanying cash proceeds, thereby hindering the Surviving Trust's ability to meet the REIT distribution requirements of the Code.

          A substantial portion of the Surviving Trust's debt was issued pursuant to five different indentures which restrict the amount of indebtedness (including acquisition financing) the Surviving Trust may incur. Accordingly, in the event that the Surviving Trust is unable to raise additional equity or borrow money because of the debt restrictions in the indentures, the Surviving Trust's ability to acquire additional properties may be limited. If the Surviving Trust is unable to acquire additional properties, its ability to increase the distributions with respect to Surviving Common will be limited to management's ability to increase funds from operations, and thereby cash available for distributions, from the existing properties in the Surviving Trust's portfolio at such time.

          Immediately following consummation of the Merger, the Surviving Trust will own properties that are subject to restrictive covenants or deed restrictions relating to current or previous tax-exempt bond financing and owns the bonds collateralized by additional properties. The Surviving Trust will retain an independent outside consultant to monitor compliance with the restrictive covenants and deed restrictions that affect these properties. The bond compliance requirements may have the effect of limiting the Surviving Trust's income from these properties in the event the Surviving Trust is required to lower its rental rates to attract low or moderate income tenants, or eligible/qualified tenants.

Potential Change in Relative Stock Prices

          In considering whether to approve the Merger, shareholders of Wellsford and EQR should consider the risks associated with (a) a potential change in the relative stock prices of EQR Common and Wellsford Common prior to the Effective Time, and (b) a possible reduction in the market price of Survivor Common following the Merger, due to future sales of shares of

Survivor Common or the availability of such shares for future sales, government regulatory action, tax laws, interest rates and market conditions in general.

          Sales of a substantial number of shares of Survivor Common or the perception that such sales could occur, could adversely affect prevailing market prices for shares of Survivor Common.

Termination Payments if Merger Fails to Occur

          The Merger Agreement provides for a Break-Up Fee payable by Wellsford of $14 million plus Break-Up Expenses of up to $2.5 million if the Merger Agreement is terminated by either EQR or Wellsford under certain circumstances and, within one year after such termination, Wellsford enters into an agreement regarding an "Acquisition Proposal" (as hereinafter defined), which is consummated. In addition, if the Merger Agreement is terminated for certain reasons, EQR or Wellsford will be required to pay the other party's Break-Up Expenses of up to $2.5 million. See "The Merger -- Termination Fee and Expenses."

          The obligation to pay the Break-Up Fee and/or Break-Up Expenses may adversely affect the ability of Wellsford to engage in another transaction in the event the Merger is not consummated.

Appraisal Rights

          Shareholders of Wellsford and shareholders of EQR are not entitled to dissenting shareholders' appraisal rights under Maryland law. Maryland law does not provide appraisal rights to shareholders of a REIT in connection with a merger if their shares are listed on a national securities exchange, such as the NYSE, on the record date for determining shareholders entitled to vote on such merger. All of the shares of EQR and Wellsford outstanding on the record date for determining the shareholders entitled to vote on the Merger were listed on the NYSE.

Real Estate Investment Considerations

          General. Real property investments are subject to varying degrees of risk and are relatively illiquid. Income from real property investments and the Surviving Trust's resulting ability to make expected distributions to shareholders may be adversely affected by the general economic climate, local conditions such as oversupply of apartment units or a reduction in demand for apartment units in the area, the attractiveness of the properties owned by the Surviving Trust to tenants, zoning or other regulatory restrictions, the ability of the Surviving Trust to provide adequate maintenance and insurance, and increased operating costs (including insurance premiums and real estate taxes). The Surviving Trust's income would also be adversely affected if tenants were unable to pay rent or the Surviving Trust were unable to rent apartment units on favorable terms. If the Surviving Trust were unable to promptly relet or renew the leases for a significant number of apartment units, or if the rental rates upon such renewal or reletting were significantly lower than expected rates, then the Surviving Trust's funds from operations and ability to make expected distributions to shareholders may be adversely affected. In addition, certain expenditures associated with each equity investment (such as real estate taxes and maintenance costs) generally are not reduced when circumstances cause a reduction in income from the investment. Furthermore, real estate investments are relatively illiquid and, therefore, will tend to limit the ability of the Surviving Trust to vary its portfolio promptly in response to changes in economic or other conditions.

          Changes in Laws. Increases in real estate taxes, income taxes and service or other taxes generally are not passed through to tenants under existing leases and may adversely affect the Surviving Trust's funds from operations and its ability to make distributions to shareholders. Similarly, changes in laws increasing the potential liability for environmental conditions existing on properties or increasing the restrictions on discharges or other conditions may result in significant unanticipated expenditures, which would adversely affect the Surviving Trust's funds from operations and its ability to make distributions to shareholders.

Potential Environmental Liability Affecting the Surviving Trust

          Under various Federal, state and local environmental laws, ordinances and regulations, an owner of real estate may be liable for the costs of removal or remediation of certain hazardous or toxic substances on such property. These laws often impose environmental liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The presence of such substances, or the failure properly to remediate such substances, may adversely affect the owner's ability to sell or rent the property or to borrow using the property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of such substances at a disposal or treatment facility, whether or not such facility is owned or operated by such person. Certain laws impose liability for release of asbestos-containing materials ("ACMs") into the air and third parties may seek recovery from owners or operators of real properties for personal injury associated with ACMs. In connection with the ownership (direct or indirect), operation, management and development of real properties, the Surviving Trust may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, potentially liable for removal or remediation costs, as well as for certain other related costs, including governmental fines and injuries to persons and property.

          All of EQR's properties have been the subject of a Phase I and, in certain cases, a supplemental environmental assessment completed by qualified independent environmental consultant companies. All of the environmental assessments were conducted within the last five years and were obtained prior to the acquisition by EQR of each of the properties. These environmental assessments have not revealed, nor is EQR aware of, any environmental liability that EQR's management believes would have a material adverse effect on the Surviving Trust's business, results of operations, financial condition or liquidity.

          All of Wellsford's properties have been the subject of a Phase I or similar environmental assessment completed by qualified independent environmental consultant companies. Of these environmental assessments, 16 were conducted during the period from 1989 through 1991 and 63 were conducted during the period from 1992 through the present. These environmental assessments have not revealed, nor is Wellsford aware of, any environmental liability that Wellsford's management believes would have a material adverse effect on the Surviving Trust's business, results of operations, financial condition or liquidity.

          No assurance can be given that existing environmental assessments with respect to any EQR or Wellsford properties reveal all environmental liabilities, that any prior owner of a property did not create any material environmental condition not known to EQR or Wellsford, or that a material environmental condition does not otherwise exist as to any one or more properties of EQR or Wellsford.

Consequences of Failure to Qualify as a REIT

          Taxation as a Corporation. The Surviving Trust intends to operate in a manner so as to qualify as a REIT under the Code. However, no assurance can be given that the Surviving Trust was organized and will be able to operate in a manner so as to qualify or remain so qualified. Qualifications as a REIT involves the satisfaction of numerous requirements (some on an annual and quarterly basis) established under highly technical and complex Code provisions for which there are only limited judicial or administrative interpretations, and involves the determination of various factual matters and circumstances not entirely within the Surviving Trust's control.

          If the Surviving Trust were to fail to qualify as a REIT in any taxable year, the Surviving Trust would be subject to Federal income tax (including any applicable alternative minimum tax) on its taxable income at corporate rates. Moreover, unless entitled to relief under certain statutory provisions, the Surviving Trust also would be disqualified from treatment as a REIT for the four taxable years following the year during which qualification is lost. This treatment would reduce the net earnings of the Surviving Trust available for investment or distribution to shareholders because of the additional tax liability to the Surviving Trust for the years involved. In addition, distributions to shareholders would no longer be required to be made. See "Federal Income Tax Considerations."

          Other Tax Liabilities. Even if the Surviving Trust qualifies as a REIT, it will be subject to certain Federal, state and local taxes on its income and property. See "Federal Income Tax Considerations--Other Tax Considerations- -State and Local Taxes." In addition, the Surviving Trust's management operations, which will be conducted through Equity Residential Properties Management Limited Partnership and Equity Residential Properties Management Limited partnership II (collectively, the "Management Partnerships") generally will be subject to Federal income tax at regular corporate rates. See "Federal Income Tax Considerations."

          Consequences of Failure to Qualify as Partnerships. The Surviving Trust intends that ERP Operating Partnership, the Management Partnerships and each of the other partnership and limited liability company subsidiaries will be organized as partnerships and will qualify for treatment as such under the Code. If any of such subsidiaries fails to qualify for such treatment under the Code, the Surviving Trust would cease to qualify as a REIT, and such subsidiary would be subject to Federal income tax (including any alternative minimum tax) on its income at corporate rates. See "Federal Income Tax Considerations."

          Each of EQR and Wellsford believes it has operated in a manner so as to qualify as a REIT under the Code for the taxable year ending December 31, 1996 and for the period beginning January 1, 1997 and ending on the date hereof.

Dependence on Key Personnel

          The Surviving Trust will be dependent on the efforts of its executive officers. While the Surviving Trust believes that it could find replacements for these key personnel, the loss of their services may have a temporary adverse effect on the operations of the Surviving Trust. None of these officers has entered or will enter into employment agreements with the Surviving Trust.

Distribution Requirements Potentially Increasing Indebtedness of the Surviving Trust

          The Surviving Trust may be required from time to time, under certain circumstances, to accrue as income for tax purposes interest and rent earned but not yet received. In such event, or upon the repayment by the Surviving Trust of principal on debt, the Surviving Trust could have taxable income without sufficient cash to enable the Surviving Trust to meet the distribution requirements of a REIT. Accordingly, the Surviving Trust could be required to borrow funds or liquidate investments on adverse terms in order to meet such distribution requirements. See "Federal Income Tax Considerations."

Ownership Limit and Limits on Changes in Control

          9.8% Ownership Limit; Inapplicability to Mr. Zell and Others. In order to maintain its qualification as a REIT under the Code, not more than 50% of the value of the outstanding shares of beneficial interest of the Surviving Trust may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities). Certain beneficial owners (the "Zell Holders") affiliated with Mr. Zell and Equity Properties Management Corp. ("EPMC") (i.e., beneficiaries of trusts established for the benefit of Mr. Zell and his family and trusts established for the benefit of the family of Mr. Robert Lurie, a deceased partner of Mr. Zell (the "Lurie Family Trusts")) and certain entities controlled by Starwood Capital

Partners L.P. and its affiliates which contributed 23 of the properties to EQR at the time of EQR's initial public offering (the "IPO") (the "Starwood Original Owners") (through their potential ownership rights of EQR Common) together constitute four individuals for purposes of this test and, under the Internal Revenue Service's (the "Service") rules applicable to determining percentages of ownership, will be deemed to own approximately 10% of the value of the outstanding shares of beneficial interest of the Surviving Trust. Due to such concentration of ownership of the Surviving Trust, ownership of more than 9.8% of the lesser of the number or value of the outstanding shares of beneficial interest of the Surviving Trust by any single shareholder has been restricted, with certain exceptions, for the purpose of maintaining the Surviving Trust's qualification as a REIT under the Code. The Surviving Trust's Board of Trustees, upon receipt of a ruling from the Service, an opinion of counsel or other evidence satisfactory to the Board of Trustees and upon such other conditions as the Board of Trustees may direct, may also exempt a proposed transferee from this restriction. See "Comparison of Right of Shareholders -- Restrictions on Ownership, Transfer and Issuance of Shares." Additionally, the Surviving Trust's Declaration of Trust will allow certain transfers of such Survivor Common without the transferees being subject to the 9.8% ownership limit, provided such transfers do not result in an increased concentration in the ownership of the Surviving Trust. Finally, if the Additional Amendments are approved by the Wellsford Common Shareholders (see "Additional Amendments") such restrictions in the Surviving Trust's Declaration of Trust will not apply to the ownership of the Survivor Common which will be subject to acquisition by the Zell Holders and EPMC.

          The 9.8% ownership limit, as well as the ability of the Surviving Trust to issue additional Survivor Common or other shares of beneficial interest (which may have rights and preferences senior to the Survivor Common), may discourage a change of control of the Surviving Trust and may also (i) deter tender offers for the Survivor Common, which offers may be advantageous to shareholders, and (ii) limit the opportunity for shareholders to receive a premium for their Survivor Common that might otherwise exist if an investor were attempting to assemble a block of Survivor Common in excess of 9.8% of the outstanding shares of beneficial interest of the Surviving Trust or otherwise effect a change of control of the Surviving Trust.

          Staggered Board. The Board of Trustees of the Surviving Trust will be divided into three classes of trustees. The terms of the classes will expire in 1997, 1998 and 1999, respectively. As the term of each class expires, trustees for that class will be elected for a three-year term and the trustees in the other two classes will continue in office. The staggered terms for trustees may impede the shareholders' ability to change control of the Surviving Trust even if a change in control were in the shareholders' interest.

          Preferred Shares. The Surviving Trust's Declaration will authorize the Board of Trustees to issue up to 100,000,000 shares of Survivor Preferred and to establish the preferences and rights (including the right to vote and the right to convert into Survivor Common) of any Survivor Preferred issued. The power to issue Survivor Preferred could have the effect of delaying or preventing a change in control of the Surviving Trust even if a change in control were in the shareholders' interest. There are additional limitations on ownership regarding each outstanding series of EQR Preferred and Wellsford Preferred.

Control and Influence by Significant Shareholders of EQR

          As of December 31, 1996, the Zell Holders held certain OP Units issued at the time of the IPO ("Original OP Units") to certain affiliates of Mr. Zell which contributed 33 of the properties to EQR at the time of the IPO (the "Zell Original Owners"), EPMC and other affiliates of Mr. Zell owned in the aggregate approximately 7.92% of the shares of EQR Common (assuming that all of the partnership interests in ERP Operating Partnership are exchanged for EQR Common), and the Starwood Original Owners owned in the aggregate approximately 3.47% of the shares of EQR Common (assuming that all of the partnership interests in ERP Operating Partnership are exchanged for EQR Common). The Starwood Original Owners, together with the Zell Original Owners, will be referred to as the "Original Owners." As of December 31, 1996, EQR had options outstanding to purchase approximately 2.33 million shares of EQR Common which it has granted to certain officers, employees and trustees of EQR and consultants to EQR, some of whom are affiliated with Mr. Zell, representing in the aggregate approximately 3.80% of the EQR Common (assuming that all such options are exercised for EQR Common and all of the outstanding partnership interests in ERP Operating Partnership are exchanged for EQR Common). Further, the consent of affiliates of Mr. Zell who are Zell Holders and of the Starwood Original Owners is required for certain amendments to ERP Operating Partnership's partnership agreement. Accordingly, Mr. Zell and the Starwood Original Owners may continue to have substantial influence over the Surviving Trust, which influence might not be consistent with the interests of other shareholders, and on the outcome of any matters submitted to the Surviving Trust's shareholders for approval. In addition, although there is no current agreement, understanding or arrangement for these shareholders to act together on any matter, these shareholders would be in a position to exercise significant influence over the affairs of the Surviving Trust if they were to act together in the future.

Exemptions for Mr. Zell and Others from Maryland Business Combination Law which Tend to Inhibit Takeovers

          Under the Maryland General Corporation Law, as amended ("MGCL"), certain "business combinations" (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland real estate investment trust and any person who beneficially owns 10% or more of the voting power of the trust's shares of beneficial interest or an affiliate of the trust who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the trust's shares of beneficial interest (an "Interested Shareholder"), or an affiliate of such Interested Shareholder, are prohibited for five years after the most recent date on which the Interested Shareholder becomes an Interested Shareholder. Thereafter, any such business combination must be recommended by the board of trustees of such trust and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding voting shares of beneficial interest of the trust and (b) two-thirds of the votes entitled to be cast by holders of voting shares of beneficial interest of the trust other than shares held by the Interested Shareholder with whom (or with whose affiliate) the business combination is to be effected, (unless, among other conditions, the holders of the common shares of the trust receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Shareholder for its common shares). As permitted by the statute, the Surviving Trust will exempt any business combination involving Mr. Zell, the Zell Holders, EPMC and their respective affiliates and associates, present or future, or any other person acting in concert or as a group with any of the foregoing persons and, consequently, the five-year prohibition and the super-majority vote requirements will not apply to a business combination between any of them and the Surviving Trust. As a result, Mr. Zell, the Zell Holders, EPMC, any present or future affiliate or associate of theirs or any other person acting in concert or as a group with any of the foregoing persons may be able to enter into business combinations with the Surviving Trust, which may not be in the best interest of the shareholders, without compliance by the Surviving Trust with the super-majority vote requirements and other provisions of the statute.

                             WRP NEWCO RISK FACTORS

          Ownership of WRP Newco Common involves various risks. In addition to general risks of ownership of WRP Newco Common and those factors set forth elsewhere in this Joint Proxy Statement/Prospectus/Information Statement, Wellsford Common Shareholders should be aware of, among other things, the following factors:

General Risks

          If the properties of WRP Newco, of those entities in which it invests or of those entities to which it will lend (collectively, the "WRP Newco Properties") do not generate revenue sufficient to meet operating expenses, including debt service and capital expenditures, the financial condition and results of operations of WRP Newco may be adversely affected. WRP Newco's financial condition and results of operations may be adversely affected by a number of factors, including international and domestic general economic climate and local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); the perceptions of prospective tenants of the safety, convenience and attractiveness of WRP Newco Properties; the ability of the owner to provide adequate management, maintenance and insurance; energy and supply shortages; the ability to collect on a timely basis all rent from tenants and interest from borrowers; the expense of periodically renovating, repairing and reletting spaces; and increasing operating costs (including real estate taxes and utilities) which may not be passed through to tenants. Certain significant expenditures associated with investments in real estate (such as mortgage payments, real estate taxes, insurance and maintenance costs) are generally not reduced when circumstances cause a reduction in rental revenues from the investment. If a WRP Newco Property is mortgaged to secure the payment of indebtedness and if WRP Newco or the entity in which WRP Newco invests or to which it lends is unable to meet its mortgage payments, a loss could be sustained as a result of foreclosure on the property or the exercise of other remedies by the mortgagee. In addition, real estate values and income from properties are also affected by such factors as compliance with laws, including tax laws, interest rate levels and the availability of financing.

Difficulty of Locating Suitable Investments; Competition

          Identifying, completing and realizing on real estate investments has from time to time been highly competitive, and involves a high degree of uncertainty. WRP Newco will be competing for investments with many public and private real estate investment vehicles, including financial institutions (such as mortgage banks, pension funds and real estate investment trusts) and other institutional investors, as well as individuals. There can be no assurance that WRP Newco will be able to locate and complete investments which satisfy WRP Newco's rate of return objective or realize upon their value or that it will be able to fully invest its available capital.

          Many of those with whom WRP Newco will compete for investments and its services are far larger than WRP Newco, may have greater financial resources than WRP Newco and may have management personnel with more experience than the officers of WRP Newco.

Nature of Investments Made by WRP Newco; Illiquidity of Real Estate Investments

          WRP Newco may make investments in real estate-related assets and businesses which have experienced severe financial difficulties, which difficulties may never be overcome. Since WRP Newco may only make a limited number of investments and since many of the investments may involve a high degree of risk, poor performance by one of the investments could severely affect the financial condition and results of operations of WRP Newco.

          Equity and debt investments in real estate are relatively illiquid. Such illiquidity limits the ability of WRP Newco to vary its portfolio in response to changes in economic or other conditions. Illiquidity may result from the absence of an established market for the investments as well as legal or contractual restrictions on their resale by WRP Newco.

Risks of Acquisition, Development, Construction and Renovation Activities

          WRP Newco intends to acquire existing properties to the extent that they can be acquired on advantageous terms and meet WRP Newco's investment criteria. Acquisitions of properties entail general investment risks associated with any real estate investment, including the risk that investments will fail to perform as expected, that estimates of the cost of improvements to bring an acquired property up to standards established for the intended market position may prove inaccurate and the occupancy rates and rents achieved may be less than anticipated.

          WRP Newco also intends to pursue the selective development, construction and renovation of commercial and residential properties for its own account or the account of entities in which it owns an equity interest as opportunities arise. Risks associated with WRP Newco's development, construction and renovation activities include the risks that: WRP Newco may abandon development opportunities after expending resources to determine feasibility; construction and renovation costs of a project may exceed original estimates; occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable; and development, construction, renovation and lease-up may not be completed on schedule (including risks beyond the control of WRP Newco, such as weather or labor conditions or material shortages) resulting in increased debt service expense and construction costs. Development, construction and renovation activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, occupancy and other required governmental permits and authorizations. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of development, construction and renovation activities once undertaken, any of which could adversely affect the financial condition and results of operations of WRP Newco. Properties under development or acquired for development may generate little or no cash flow from the date of acquisition through the date of completion of development and may experience operating deficits after the date of completion. In addition, new development and renovation activities, regardless of whether or not they are ultimately successful, typically require a substantial portion of management's time and attention.

          WRP Newco may elect not to exercise its option to purchase the land underlying Phases III, IV and/or V of Palomino Park, in some cases after having expended money and time to determine the feasibility of developing such Phase. In addition, WRP Newco may elect, after having acquired the land underlying one or more of the Phases and paid the purchase price therefor, not to commence construction, or to delay construction, because of local occupancy rates or rents, excessive construction or renovation costs, lack of satisfactory financing or for any other reason.

          Any properties developed and renovated by WRP Newco will be subject to the risks associated with the ownership and operation of real estate described elsewhere in this section entitled "WRP Newco Risk Factors."

Dependence on Rental Income from Real Property

          WRP Newco's cash flow, results of operations and value of its assets would be adversely affected if a significant number of tenants of the WRP Newco Properties failed to meet their lease obligations or if WRP Newco or the owner of a WRP Newco Property were unable to lease a significant amount of space on economically favorable terms. In the event of a default by a lessee, the owner may experience delays in enforcing its rights as lessor and may incur substantial costs in protecting its investment. The bankruptcy or insolvency of a major tenant may have an adverse effect on a property. At any time, a tenant may also seek protection under the bankruptcy laws, which could result in rejection and termination of such tenant's lease and thereby cause a reduction in the cash flow of the property. If a tenant rejects its lease, the owner's claim for breach of the lease would (absent collateral securing the claim) be treated as a general unsecured claim. Generally, the amount of the claim would be capped at the amount owed for unpaid pre-petition lease payments unrelated to the rejection, plus the greater of one year's lease payments or 15% of the remaining lease payments payable under the lease (but not to exceed the amount of three years' lease payments). No assurance can be given that the WRP Newco Properties will not experience significant tenant defaults in the future.

Operating Risks

          The WRP Newco Properties are subject to operating risks common to the particular property type, any and all of which may adversely affect occupancy or rental rates. Such properties are subject to increases in operating expenses such as cleaning; electricity; heating, ventilation and air-conditioning; elevator repair and maintenance; insurance and administrative costs; and other general costs associated with security, landscaping, repairs and maintenance. While commercial tenants are often obligated to pay a portion of these escalating costs, there can be no assurance that they will agree to pay such costs or that the portion that they agree to pay will fully cover such costs.
If operating expenses increase, the local rental market may limit the extent to which rents may be increased to meet increased expenses without decreasing occupancy rates. To the extent rents cannot be increased or costs controlled, the cash flow of WRP Newco and its financial condition may be adversely affected.

Adverse Consequences of Debt Financing

          Leverage. Some of the WRP Newco real estate equity investments may utilize a leveraged capital structure, in which case a third party lender would be entitled to cash flow generated by such investments prior to WRP Newco receiving a return. As a result of such leverage, WRP Newco would be subject to the risks normally associated with debt financing, including the risk that cash flow from operations and investments will be insufficient to meet required payments of principal and interest, the risk that existing debt (which in most cases will not have been fully amortized at maturity) will not be able to be refinanced or that the terms of such refinancings will not be as favorable to WRP Newco and the risk that necessary capital expenditures for such purposes as renovations and other improvements will not be able to be financed on favorable terms or at all. While such leverage may increase returns or the funds available for investment by WRP Newco, it also will increase the risk of loss on a leveraged investment. If WRP Newco defaults on secured indebtedness, the lender may foreclose and WRP Newco could lose its entire investment in the security for such loan. Because WRP Newco may engage in portfolio financings where several investments are cross-collateralized, multiple investments may be subject to the risk of loss. As a result, WRP Newco could lose its interests in performing investments in the event such investments are cross-collateralized with poorly performing or nonperforming investments. In addition, recourse debt, which WRP Newco reserves the right to obtain, may subject other assets of WRP Newco to risk of loss.

          Existing Debt Maturities; Foreclosures. WRP Newco anticipates that only a portion of the principal of WRP Newco's indebtedness outstanding from time to time will be repaid prior to maturity. However, WRP Newco may not have sufficient funds to repay such indebtedness at maturity; it may therefore be necessary for WRP Newco to refinance debt through additional debt financing or equity offerings. If WRP Newco is unable to refinance this indebtedness on acceptable terms, WRP Newco may be forced to dispose of properties upon disadvantageous terms, which could result in losses to WRP Newco and adversely affect the amount of cash available for further investment.

          Risk of Rising Interest Rates. WRP Newco may incur indebtedness in the future that also bears interest at a variable rate or may be required to refinance its debt at higher rates. Outstanding advances under WRP Newco's proposed credit facility will bear interest at a variable rate. Accordingly, increases in interest rates could increase WRP Newco's interest expense and adversely effect the financial condition and results of operations of WRP Newco.

          Covenants. Various credit facilities or other debt obligations may require WRP Newco to comply with a number of customary financial and other covenants on an ongoing basis. Failure to comply with such covenants may limit WRP Newco's ability to borrow funds or may cause a default under its then-existing indebtedness.

          No Limitation on Debt. The organizational documents of WRP Newco do not contain any limitation on the amount of indebtedness WRP Newco may incur. Accordingly, WRP Newco could become highly leveraged, resulting in an increase in debt service that could increase the risk of default on WRP Newco's indebtedness.

Equity Investments with Third Parties

          WRP Newco may invest in shares or other equity interests of REITs or other entities that invest in real estate assets. In such cases, WRP Newco will be relying on the assets, investments and management of the REIT or other entity in which it is investing. Such entities and their properties will be subject to the other risks affecting the ownership and operation of real estate set forth in this section entitled "WRP Newco Risk Factors."

          WRP Newco may also co-invest with third parties through partnerships, joint ventures or other entities, acquiring non-controlling interests or shared responsibility for managing the affairs of a property, partnership, joint venture or other entity and, therefore, will not be in a position to exercise sole decision-making authority regarding the property, partnership, joint venture or other entity.

          Investments in partnerships, joint ventures, or other entities may, under certain circumstances, involve risks not present were a third party not involved, including the possibility that WRP Newco's partners or co-venturers might become bankrupt or otherwise fail to fund their share of required capital contributions, that such partners or co-venturers might at any time have economic or other business interests or goals which are inconsistent with the business interests or goals of WRP Newco, and that such partners or co-venturers may be in a position to take action contrary to the instructions or the requests of WRP Newco and contrary to WRP Newco's policies or objectives. Such investments may also have the potential risk of impasse on decisions, such as a sale, because neither WRP Newco nor the partner or co-venturer would have full control over the partnership or joint venture. Consequently, actions by such partner or co-venturer might result in subjecting properties owned by the partnership or joint venture to additional risk. In addition, WRP Newco may in certain circumstances be liable for the actions of its third-party partners or co-venturers.

Investments in Debt Instruments

          WRP Newco intends to originate debt investments and may acquire performing or nonperforming debt investments. In general, debt instruments carry the risk that borrowers may not be able to make debt service payments or to pay principal when due, the risk that the value of any collateral may be less than the amounts owed, the risk that interest rates payable on the debt instruments may be lower than WRP Newco's cost of funds, and the risk that the collateral may be mismanaged or otherwise decline in value during periods in which WRP Newco is seeking to obtain control of the underlying real estate. WRP Newco is also dependent on the ability of the borrowers to operate successfully their properties. Such borrowers and their properties will be subject to the other risks affecting the ownership and operation of real estate set forth in this section entitled "WRP Newco Risk Factors." Some of the loans may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time.

          It is anticipated that a substantial portion of the debt in which WRP Newco invests will not be rated by any nationally-recognized rating agency. Generally, the value of unrated classes is more subject to fluctuation due to economic conditions than rated classes. WRP Newco's acquisition of credit supported classes of securitizations (which generally are expected to be first loss classes) which are unrated at the time of acquisition and which have lower ratings may increase the risk of nonpayment or of a significant delay in payments on these classes. Should rated assets be downgraded, it may adversely affect their value and may adversely affect the financial condition and results of operations of WRP Newco.

Mortgage Loans

          To the extent WRP Newco invests in mortgage loans, such mortgage loans may or may not be recourse obligations of the borrower and generally will not be insured or guaranteed by governmental agencies or otherwise. In the event of a default under such obligations, WRP Newco may have to foreclose its mortgage or protect its investment by acquiring title to a property and thereafter making substantial improvements or repairs in order to maximize the property's investment potential. Borrowers may contest enforcement of foreclosure or other remedies, seek bankruptcy protection against such enforcement and/or bring claims for lender liability in response to actions to enforce mortgage obligations. Relatively high "loan-to-value" ratios and declines in the value of the property may prevent WRP Newco from realizing an amount equal to its mortgage loan upon foreclosure.

          WRP Newco may participate in loans originated by other financing institutions. As a participant, WRP Newco may not have the sole authority to declare a default under the mortgage or to control the property or any foreclosure.

          Any investments in junior mortgage loans which are subordinate to liens of senior mortgages would involve additional risks, including the lack of control over the collateral and any related foreclosure proceeding. In the event of a default on a senior mortgage, WRP Newco may make payments to prevent foreclosure on the senior mortgage without necessarily improving WRP Newco's position with respect to the subject real property. In such event, WRP Newco would be entitled to share in the proceeds only after satisfaction of the amounts due to the holder of the senior mortgage.

Risk of Loss on Commercial Mortgage-Backed Securities

          Many of the risks of investing in commercial mortgage-backed securities ("CMBS") reflect the risks of investing directly in the real estate securing the underlying mortgage loans. This may be especially true in the case of commercial mortgage securities secured by, or evidencing an interest in, a single commercial mortgage loan or a relatively small or less diverse pool of commercial mortgage loans. See "--Mortgage Loans."

          The risks of investing in commercial mortgage securities include risks that the existing credit support will prove to be inadequate, either because of unanticipated levels of losses or, if such credit support is provided by a third party, because of difficulties experienced by such provider. Delays or difficulties encountered in servicing commercial mortgage securities may cause greater losses and, therefore, greater resort to credit support than was originally anticipated, and may cause a rating agency to downgrade a security.

          WRP Newco may acquire subordinated tranches of CMBS issuances. In general, subordinated tranches of CMBS are entitled to receive repayment of principal only after all principal payments have been made on more senior tranches and also have subordinated rights as to receipt of interest distributions. In addition, an active secondary market for such subordinated securities is not as well developed as the market for certain other mortgage-backed securities. Accordingly, such subordinated CMBS may have limited marketability and there can be no assurance that a more efficient secondary market will develop.

Limitation on Remedies

          Although WRP Newco will have certain contractual remedies upon the default by borrowers under certain debt instruments, such as foreclosing on the underlying real estate or collecting rents generated therefrom, certain legal requirements (including the risks of lender liability) may limit the ability of WRP Newco to effectively exercise such remedies.

          The right of a mortgage lender to convert its loan position into an equity interest may be limited by certain common law or statutory prohibitions, which may operate to prevent a lender from exercising conversion rights from debt to equity interests.

Bankruptcy Considerations

          Investments made in assets operating in workout modes or under Chapter 11 of the Bankruptcy Code could be subordinated or disallowed, and WRP Newco could be liable to third parties in such circumstances. Furthermore, distributions made to WRP Newco in respect of such investments could be recovered if any such distribution is found to be a fraudulent conveyance or preferential payment. Bankruptcy laws, including the automatic stay imposed upon the filing of a bankruptcy petition, may delay the ability of WRP Newco to realize on collateral for loan positions held by it or may adversely affect the priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the "cramdown" provisions of the bankruptcy laws.

No Prior Operating History

          It should be noted that WRP Newco is a newly formed entity with no prior operating history and that its properties and assets have only been recently acquired.

Uninsured Loss

          WRP Newco will carry comprehensive liability, fire, extended coverage and rental loss insurance with respect to all of the properties that it owns, with policy specifications, insured limits and deductibles customarily carried for similar properties. There are, however, certain types of losses (such as losses arising from acts of war or relating to pollution) that are not generally insured because they are either uninsurable or not economically insurable. Should an uninsured loss or a loss in excess of insured limits occur, WRP Newco could lose its capital invested in a property, as well as the anticipated future revenue from such property and would continue to be obligated on any mortgage indebtedness or other obligations related to the property. Any such loss would adversely affect the financial condition and results of operations of WRP Newco.

          With respect to those properties in which WRP Newco holds an interest through a mortgage, as well as those properties owned by entities to whom WRP Newco makes unsecured loans, the borrowers will most likely be obligated to maintain insurance on such properties and to arrange for WRP Newco to be covered as a named insured on such policies. The face amount and scope of such insurance coverage may be less comprehensive than WRP Newco would carry if it held the fee interest in such property. Accordingly in such circumstances, or in the event that the borrowers fail to maintain required coverage, uninsured or underinsured losses may occur, which could have an adverse impact on WRP Newco's cash flow or financial condition.

Potential Environmental Liability Related to the Properties

          Under various Federal, state and local laws, ordinances and regulations, an owner or operator of real estate is liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. These laws often impose such liability without regard to whether the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owners's liability therefor as to any property is generally not limited under such enactments and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate such substances, may adversely affect the owner's ability to sell or rent such property or to borrow using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of such substances at a disposal or treatment facility, whether or not such facility is owned or operated by such person. Certain environmental laws govern the removal, encapsulation or disturbance of ACMs when such materials are in poor condition, or in the event of renovation or demolition. Such laws impose liability for release of ACMs into the air and third parties may seek recovery from owners or operators of real properties for personal injury associated with ACMs. In this regard, it should be noted that the main headquarters building at the American Cyanamid Office Complex contains ACM's. Upon acquisition of the property, WRP Newco intends to proceed with the removal of ACM's in such building. The operation and subsequent removal of certain underground storage tanks are also regulated by federal and state laws. In connection with the ownership (direct or indirect), operation, management and development of real properties, WRP Newco may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances, and, therefore, potentially liable for removal or remediation costs, as well as certain other related costs, including governmental fines and injuries to persons and property.

          The properties described in this Joint Proxy
Statement/Prospectus/Information Statement that are owned or to be acquired by WRP Newco have had recent Phase I or similar environmental audits (which involved general inspections without soil sampling, ground water analysis or radon testing, and for the Properties constructed in 1978 or earlier, survey inspections to ascertain the existence of ACMs were conducted) completed by independent environmental consultant companies. These environmental audits have not revealed any environmental liability that would have a material adverse effect on WRP Newco's business.

Dependence on Key Personnel

          WRP Newco is dependent primarily on the efforts of Jeffrey H. Lynford, Chairman of the Board, and Edward Lowenthal, President, and the loss of either of their services could have an adverse effect on the operations of WRP Newco. Mr. Lynford and Mr. Lowenthal have each entered into employment agreements with WRP Newco having a term of approximately five years. WRP Newco intends to retain the services of individuals with expertise and experience in certain activities to be conducted by WRP Newco, and the loss of the services of any of these individuals could also have an adverse effect on the operations of WRP Newco.

Absence of Public Market; Risk of Changes in Share Price

          Prior to the Distribution, there will be no public market for WRP Newco Common, and there can be no assurance that an active trading market for WRP Newco Common will develop following the Distribution or, if developed, that any such market will be sustained. In the absence of a public trading market, an investor may be unable to liquidate his investment in WRP Newco. The initial valuation of the WRP Newco Common may not be indicative of the market price of the Newco Common after the Distribution. Factors such as government regulatory action, tax laws, interest rates and market conditions in general could have a significant impact on the future market price of the Newco Common.

Changes in Policies Without Stockholder Approval

          The investment, financing, borrowing and distribution policies of WRP Newco and its policies with respect to all other activities, growth, debt, capitalization and operations, will be determined by the WRP Newco Board of Directors. Although it has no present intention to do so, the Board of Directors may amend or revise these policies at any time and from time to time at its discretion without a vote of the stockholders of WRP Newco. A change in these policies could adversely affect WRP Newco's financial condition, results of operations and the market price of WRP Newco Common. See "Policies with Respect to Certain Activities of WRP Newco."

Costs of Compliance with the Americans with Disabilities Act and Similar Laws

          Under the Americans with Disabilities Act of 1980 (the "ADA"), places of public accommodations and commercial facilities are required to meet certain federal requirements related to access and use by disabled persons. Compliance with ADA requirements could require both structural and non-structural changes to the properties in which WRP Newco invests and noncompliance could result in imposition of fines by the United States government or an award of damages to private litigants. Although management of WRP Newco believes that its properties are substantially in compliance with present requirements of the ADA, WRP Newco may incur additional costs of compliance in the future. A number of additional Federal, state and local laws exist which impose further burdens or restrictions on owners with respect to access by disabled persons and may require modifications to properties in which WRP Newco invests, or restrict certain further renovations thereof, with respect to access by disabled persons. Final regulations under the ADA have not yet been promulgated and the ultimate amount of the cost of compliance with the ADA or other such laws is not currently ascertainable. While such costs are not expected to have a material effect on WRP Newco, they could be substantial. If required changes involve greater expense than WRP Newco currently anticipates, WRP Newco's financial condition and results of operations could be adversely affected.

Other Laws

          Real estate properties are also subject to various Federal, state and local regulatory requirements, such as state and local fire and life safety requirements. Failure to comply with these requirements could result in the imposition of fines by governmental authorities or awards of damages to private litigants. WRP Newco believes that its properties are currently in material compliance with all such regulatory requirements. However, there can be no assurance that these requirements will not be changed or that new requirements will not be imposed which would require significant unanticipated expenditures by WRP Newco and could have an adverse effect on WRP Newco's results of operations.

Effect on Common Stock Price of Shares Available for Future Sale

          Sales of a substantial number of shares of WRP Newco Common, or the perception that such sales could occur, could adversely affect prevailing market prices of the WRP Newco Common. In addition, 1,750,000 shares of WRP Newco Common have been reserved for issuance pursuant to WRP Newco's 1997 Management Incentive Plan, and, when issued, these shares will be available for sale in the public markets from time to time pursuant to exemptions from registration requirements or upon registration. No prediction can be made about the effect that future sales of WRP Newco Common will have on the market prices of WRP Newco.

Hedging Policies/Risks

          In connection with the financing of certain real estate investments, WRP Newco may employ hedging techniques designed to protect WRP Newco against adverse movements in currency and/or interest rates. While such transactions may reduce certain risks, such transactions themselves may entail certain other risks. Thus, while WRP Newco may benefit from the use of these hedging mechanisms, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance for WRP Newco than if it had not entered into such hedging transactions.

Antitakeover Effect Resulting From a Staggered Board/Ability of Newco to Issue Preferred Shares/and Certain Provisions of Maryland Law

          WRP Newco's Board of Directors is divided into three classes. The initial terms of the first, second and third classes will expire in 1998, 1999 and 2000, respectively. Beginning in 1998, directors for each class will be chosen for a three-year term upon the expiration of their then current term, and each year one class of directors will be elected by the stockholders. The staggered terms for directors may limit the stockholders' ability to change control of Newco even if a change of control were in the interests of stockholders.

          WRP Newco's Charter (the "WRP Newco Charter") authorizes the Board of Directors to establish one or more series of preferred shares and to determine, with respect to any series of preferred shares, the preferences and other terms of such series. Although the Board of Directors has no intention at the present time, it could issue a series of preferred shares that could, depending on the terms of such series, impede or prevent a merger, tender offer or other transaction that some, or a majority, of WRP Newco's shareholders might believe to be in their best interest or in which shareholders might receive a premium for their shares over the then current market price of such shares.

          Under the MGCL, certain "business combinations" (including certain issuances of equity securities) between a Maryland corporation and an Interested Stockholder are prohibited for five years after the most recent date on which the Interested Stockholder became an Interested Stockholder. Thereafter, any such business combination must be approved by two supermajority stockholder votes. The directors of WRP Newco have exempted from the Maryland statute any business combinations with Jeffrey H. Lynford or Edward Lowenthal or any of their affiliates or any other person acting in concert or as a group with any of such persons and, consequently, the five-year prohibition and the supermajority vote requirements will not apply to business combinations between such persons and WRP Newco. See "Certain Provisions of Maryland Law and of WRP Newco Charter and Bylaws."

          The provisions of the MGCL described above and the exemptions granted may discourage a third party from making an acquisition proposal for WRP Newco and may inhibit a change in control under circumstances that could otherwise give the holders of the WRP Newco Common the opportunity to realize a premium over then-prevailing market prices.

          It should also be noted that for ten years after the Closing Date, WRP Newco has the right to direct the voting of all shares of WRP Newco Series A Preferred, WRP Newco Class A Common and WRP Newco Common owned by ERP Operating Partnership or any of its affiliates, except as to the election of the director to be designated by ERP Operating Partnership or any matter relating to the rights, preferences and privileges of WRP Newco Series A Preferred or WRP Newco Class A Common. Such voting right may hinder a change in control.

                         THE MEETINGS OF SHAREHOLDERS

EQR

          The EQR Special Meeting has been called by the EQR Board of Trustees for the purpose of approving the Merger. The EQR Special Meeting will be held on ______, 1997, at ____ a.m., local time, at ________________________,
________, ________. Only shareholders of record of EQR Common at the close of business on ________, 1997 will be entitled to vote at the EQR Special Meeting. EQR had outstanding ______________ shares of EQR Common as of the close of business on _________, 1997, of which ___________ shares (or approximately ___% of the outstanding) shares of EQR Common (excludes _____ shares where beneficial ownership is disclaimed) were owned beneficially by the officers and trustees of EQR, and such persons have indicated their intention to vote such shares in favor of the Merger. No EQR Shares other than EQR Common are entitled to vote on the Merger. Each holder of EQR Common is entitled to one vote per share on the Merger. If the accompanying proxy form is signed and returned, the shares represented thereby will be voted in accordance with any direction on the proxy form, or in the absence of a direction, they will be voted FOR the Merger. The shareholder may revoke the proxy at any time prior to the voting thereof by giving written notice of such revocation to EQR, by executing and delivering a proxy bearing a later date, or by attending the EQR Special Meeting and voting in person.

          The expenses of the solicitation of EQR Common Shareholders will be paid by EQR. In addition to the use of the mail, proxies may be solicited by trustees, officers, or regular employees of EQR in person, by telecopy or by telephone. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares of EQR Common held of record by such persons, and EQR will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. EQR has retained MacKenzie Partners to assist in the solicitation of proxies. The fee of such firm is estimated to be $6000, plus reimbursement for out-of-pocket costs and expenses.

          The presence at the EQR Special Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of EQR Common is necessary to constitute a quorum under Maryland law and the Amended and Restated Bylaws of EQR (the "EQR Bylaws"). Votes cast by proxy or in person at the meeting will be tabulated by election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and "broker non-votes" (i.e., proxies of brokers who have limited authority to vote on specified proposals) as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting. Under Maryland law, EQR's Amended and Restated Declaration of Trust (the "EQR Declaration") and the EQR Bylaws, the affirmative vote of the holders of two-thirds of the outstanding shares of EQR Common is required to approve the Merger.

        EQR Common Shareholders may mark the accompanying EQR proxy to vote their shares FOR or AGAINST, or to ABSTAIN with respect to, the Merger. Abstentions and broker non-votes will have the effect of a vote against approval of the Merger.

        The EQR Trustees who voted on the Merger unanimously recommend that EQR Common Shareholders vote FOR the Merger.

        Pursuant to the EQR Bylaws, no business may be transacted at the EQR Meeting except that referred to in the accompanying notice of the EQR Special Meeting.

Wellsford

        The Wellsford Special Meeting has been called by the Wellsford Board of Trustees for the purpose of approving the Merger, including the adoption of an amended and restated declaration of trust of the Surviving Trust, the Additional Amendments, the Additional Share Offering by WRP Newco and the adoption of WRP Newco's 1997 Management Incentive Plan. The Wellsford Special Meeting will be held on _________, 1997, at ____ a.m., local time, at the
_______________________________________________________________________________
___. Only shareholders of record of Wellsford Common at the close of business on
________, 1997 will be entitled to vote at the Wellsford Special Meeting. Wellsford had outstanding ______ shares of Wellsford Common as of the close of business on ________, 1997, of which _______ shares (or approximately _____% of the outstanding shares of Wellsford Common (excludes _____ shares where beneficial ownership is disclaimed)) were owned beneficially by the officers and trustees of Wellsford, and such persons have indicated their intention to vote such shares in favor of the Merger, including the adoption of an amended and restated declaration of trust of the Surviving Trust, the Additional Amendments, the Additional Share Offering by WRP Newco and the adoption of WRP Newco's 1997 Management Incentive Plan. No Wellsford Shares other than Wellsford Common are entitled to vote on the matters set forth in the notice of the Wellsford Special Meeting. Each holder of Wellsford Common is entitled to one vote per share on the matters set forth in the notice of the Wellsford Special Meeting. If the accompanying proxy form is signed and returned, the shares represented thereby will be voted in accordance with any direction on the proxy form, or in the absence of a direction, they will be voted FOR the Merger, including adoption of the amended and restated declaration of trust of the Surviving Trust, the Additional Amendments, the Additional Share Offering by WRP Newco and the adoption of WRP Newco's 1997 Management Incentive Plan. The shareholder may revoke the proxy at any time prior to the voting thereof by giving written notice of such revocation to Wellsford, by executing and delivering a proxy bearing a later date, or by attending the Wellsford Special Meeting and voting in person.

        The expenses of the solicitation of Wellsford Common Shareholders will be paid by Wellsford. In addition to the use of the mail, proxies may be solicited by trustees, officers, or regular employees of Wellsford in person, by telecopy or by telephone. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares of Wellsford Common held of record by such persons, and Wellsford will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. Wellsford has retained MacKenzie Partners to assist in the solicitation of proxies. The fee of such firm is estimated to be $7,500, plus reimbursement for out-of-pocket costs and expenses.

        The presence at the Wellsford Special Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Wellsford Common is necessary to constitute a quorum under Maryland law and Wellsford's Bylaws (the "Wellsford Bylaws"). Votes cast by proxy or in person at the Wellsford Special Meeting will be tabulated by election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and "broker non-votes" (i.e., proxies of brokers who have limited authority to vote on specified proposals) as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting. Under Maryland law, Wellsford's Amended and Restated Declaration of Trust (the "Wellsford Declaration") and the Wellsford Bylaws, the affirmative vote of the holders of a majority of the outstanding shares of Wellsford Common is required to approve the Merger. The affirmative vote of the holders of two-thirds of the outstanding shares of Wellsford Common is required to approve the Additional Amendments. The affirmative vote of the holders of a majority of votes cast by holders of the outstanding shares of Wellsford Common (provided that the total votes cast represent over 50% of the outstanding shares of Wellsford Common) is required to approve the Additional Share Offering and the adoption of WRP Newco's 1997 Management Incentive Plan.

        Wellsford Common Shareholders may mark the accompanying Wellsford proxy to vote their shares FOR or AGAINST, or to ABSTAIN from voting with respect, to the Merger, the Additional Amendments, the Additional Share Offering and WRP Newco's 1997 Management Incentive Plan. Abstentions and broker non-votes will be counted in determining the presence of a quorum and will have the effect of a vote against approval of the Merger and the Additional Amendments. An abstention and a broker non-vote will have no effect on the proposal to approve the Additional Share Offering and adoption of WRP Newco's 1997 Management Incentive Plan so long as the total votes cast represent over 50% of the outstanding shares of Wellsford Common.

        The Wellsford Board of Trustees unanimously recommends that Wellsford Common Shareholders vote FOR the Merger, the Additional Amendments, the Additional Share Offering and WRP Newco's 1997 Management Incentive Plan. The WRP Newco Board of Directors unanimously recommends that Wellsford Common Shareholders vote FOR the Additional Share Offering and WRP Newco's 1997 Management Incentive Plan.

        The Wellsford Bylaws provide that no business will be transacted at the Wellsford Special Meeting except that referred to in the accompanying notice of the Wellsford Special Meeting.

                                  THE MERGER

        The description of the Merger contained in this Joint Proxy Statement/Prospectus/Information Statement is qualified in its entirety by reference to the Merger Agreement, the full text of which is attached as Appendix A, and is incorporated herein by reference.

Terms of the Merger

        The Merger Agreement provides that, upon satisfaction or waiver of the conditions set forth therein, EQR will be merged into Wellsford. The name of the Surviving Trust will be Equity Residential Properties Trust. At the Effective Time, each outstanding share of Wellsford Common will be converted into .625 of a share of Survivor Common. At the Effective Time, each outstanding share of EQR Common will be converted into one share of Survivor Common. At the Effective Time, each share of Wellsford Preferred and EQR Preferred will be converted into one share of Survivor Preferred, having the same preferences and other terms as the Wellsford Preferred or EQR Preferred previously outstanding of the same series; provided, however, that the conversion ratio for the Wellsford Series A will be adjusted in accordance with its terms. No fractional shares of Survivor Common will be issued in connection with the Merger. In lieu thereof, holders of Wellsford Common will receive a cash payment equal to the unweighted average closing price of EQR Common on the NYSE for the five trading days immediately preceding the Effective Time, multiplied by the fraction of the shares of Survivor Common to which the holder would be entitled under the Merger Agreement.

Background of the Merger

        Since 1993, Douglas Crocker, the President and Chief Executive Officer of EQR and Jeffrey H. Lynford, the Chairman of the Board of Wellsford and Edward Lowenthal, President and Chief Executive Officer of Wellsford, have had a personal relationship arising out of their participation in the multifamily property business. At various times during 1994 and 1995 Mr. Crocker, Mr. Lynford and Mr. Lowenthal have discussed the general status of the multifamily property industry. Messrs. Crocker, Lynford and Lowenthal presumed that the multifamily property industry would be the subject of combinations of existing companies in the future, and separately considered whether their respective companies should explore a combination with other companies.

        On September 16, 1996, a regular quarterly Wellsford board meeting was held at which Messrs. Lynford and Lowenthal reported on their discussions with investment banking firms and other publicly traded REITs regarding possible strategic combinations. They indicated that these discussions related primarily to possible transactions in which Wellsford would acquire another entity or be the survivor in a merger. The Board of Trustees of Wellsford authorized management to engage in discussions regarding possible strategic business combinations.

        On September 24, 1996, Messrs. Crocker, Lynford and Lowenthal met to discuss the multifamily property industry and real estate market in general and whether combining the property portfolios of EQR and Wellsford made sense for both companies and their shareholders. The parties expressed a general interest in exploring the possibility of a combination of the companies.

        On October 19, 1996, Messrs. Crocker and Lynford had a meeting at which they specifically discussed each company's interest in pursuing merger discussions. During such meeting, Mr. Crocker and Mr. Lynford considered whether a merger would be in the best interests of both companies and their shareholders. Among the issues considered were whether a merger would combine the talents of their respective companies, reduce corporate overhead by eliminating redundancies and create a larger company which might be attractive to institutional investors and increase access to public equity and debt markets. Mr. Crocker and Mr. Lynford discussed various exchange ratios for Wellsford Common as well as possible funds from operations and adjusted funds from operations ratios. Concluding that a merger might be in the best interests of both companies and their shareholders, Mr. Crocker and Mr. Lynford decided to pursue merger discussions.

        On October 24, 1996, Mr. Crocker and Mr. Lowenthal met at the National Association of Real Estate Investment Trusts ("NAREIT") Convention in Dallas, Texas. Mr. Crocker and Mr. Lowenthal discussed revised numbers with respect to funds from operations and adjusted funds from operations in connection with possible exchange ratios. Mr. Crocker discussed the fact that he would like to reach agreement on these numbers in order to further pursue a merger transaction. Mr. Crocker and Mr. Lowenthal agreed to have each company's internal accountants discuss exchange ratios and evaluations.

        On November 13, 1996, Mr. Crocker, Mr. Lowenthal, Gregory F. Hughes, Chief Financial Officer of Wellsford, David H. Lee, Senior Vice President - Capital Markets of EQR, Gerald A. Spector, Executive Vice President of EQR, and David J. Neithercut, Chief Financial Officer of EQR, met. Mr. Lowenthal presented the exchange ratio as a topic for discussion. The parties exchanged views on relative assets and exchange values, but disagreements remained regarding the method of valuation, the exchange ratio and other material issues.

        On November 27, 1996, Mr. Crocker met with Messrs. Lynford, Lowenthal and Hughes at Wellsford's corporate offices. The parties again discussed valuation and determined that EQR was not willing to value the development assets of Wellsford on a going concern basis in the same manner as the other Wellsford assets. The parties alternatively discussed the formation of a new Wellsford subsidiary to be spun off to the common shareholders of Wellsford funded with the Wellsford development assets. The parties agreed that Mr. Crocker would serve as a director on the proposed subsidiary's board of directors and Messrs. Lowenthal and Lynford would serve as trustees on the EQR Board of Trustees. The parties also discussed estimated financial results of EQR for year-end 1997 and various employment issues, such as possible retention of as many Wellsford employees as possible to meet EQR's staffing needs.

        On December 9, 1996, a regular quarterly Wellsford board meeting was held at which members of management of Wellsford and its legal counsel were present. At such meeting, Messrs. Lynford and Lowenthal reported on the discussions they had with other publicly traded REITs regarding possible business combination transactions. They indicated that the only ongoing discussions at such time were with EQR, and they reported the status and substance of these discussions, including those relating to a possible spin-off of certain of Wellsford's assets, and the nature and results of management's initial due diligence review of the business and financial condition of EQR.

        On December 12, 1996, Mr. Crocker, Mr. Lowenthal, Mr. Lynford,
Mr. Hughes and attorneys from EQR's legal staff, as well as representatives of Rudnick & Wolfe, special counsel for EQR, and Robinson Silverman Pearce Aronsohn & Berman LLP, special counsel for Wellsford, met to discuss the structure of a possible merger transaction, the formation of the proposed subsidiary and the specific assets to be transferred to the proposed subsidiary, and the possible pricing matrix for the Wellsford Common. General terms were discussed. It was tentatively agreed, subject to satisfactory resolution of other material issues and completion of due diligence, that the exchange ratio would be determined based upon a value of $27.50 per share for the Wellsford Common and $40.00 per share for the EQR Common, subject to adjustment in the event of a decline in the market price of EQR Common. In addition, it was tentatively agreed, subject to the additional study of the relevant assets and completion of due diligence, that the assets to be contributed to the new subsidiary would have an initial book value of at least $2.50 per share. Although discussions were still ongoing, EQR and Wellsford requested their legal counsel to prepare a draft of a merger agreement and other related documents so that management of the companies could focus on the issues that required resolution.

        On December 20, 1996, Mr. Crocker and Mr. Lowenthal had a telephone call to discuss certain open issues of the possible merger transaction. The costs in connection with the possible merger transaction were discussed in detail.

        On December 26, 1996, Messrs. Crocker, Lowenthal and Hughes discussed by telephone concerns regarding the capitalization of the proposed subsidiary upon consummation of the possible merger. Mr. Crocker suggested that EQR purchase $3.5 million in shares of common stock of the proposed subsidiary plus an additional 10% interest in Palomino Park.

        From December 26, 1996 through January 9, 1997, the management of EQR and Wellsford had a number of discussions regarding various business issues.

        On January 9, 1997, a special EQR board meeting was held at which members of management, representatives of EQR's financial and legal advisors were present in person or by conference telephone call. At such meeting, the trustees were informed of the status of discussions with Wellsford's management and the reasons that a combination with Wellsford would be beneficial. In addition, the trustees discussed with management and EQR's legal advisors, the current operations of EQR and Wellsford, the form of consideration payable in the proposed transaction, the valuation methodologies to be utilized by J.P. Morgan for purposes of its opinion (see "The Merger-Opinion of EQR Financial Advisor"), potential synergies expected by management to result from the proposed transaction, certain governance, tax and due diligence matters and the time table for completion of the transaction. The EQR Board of Trustees also reviewed the tentative terms of the proposed merger between EQR and Wellsford.

        Mr. Crocker provided the EQR Board of Trustees with a discussion of the background and events leading up to the meeting with respect to the proposed merger with Wellsford. Mr. Crocker then set forth the reasons he believed a possible business combination with Wellsford would be appropriate for EQR. The reasons discussed were (i) the combined entity would be the second largest publicly-traded REIT in the United States and the largest REIT focusing primarily on multifamily properties, with 317 properties, consisting of 90,873 apartment units; (ii) the combined market capitalization, would be approximately $5 billion and would not significantly alter EQR's existing Debt to Total Market Capitalization Ratio; and (iii) the merger would improve access to the public debt and equity markets to support EQR's continued growth. Mr. Crocker also noted that Mr. Lowenthal and Mr. Lynford would be added to the EQR Board of Trustees, assuming approval of the Merger by the shareholders of each company.

        EQR's legal counsel presented and explained the terms of the Merger Agreement to the EQR Board of Trustees including closing conditions, termination rights and liquidated damages and expense reimbursement provisions, and advised the EQR Board of Trustees of their fiduciary obligations. A discussion followed concerning the proposed merger.

        The EQR Board of Trustees discussed the advantages and disadvantages to EQR of the Merger, including the factors raised by Mr. Crocker. The principle negative factor that the EQR Board of Trustees considered was the significant costs involved in connection with consummating the Merger and the substantial management time and effort required to effectuate the Merger and integrate the businesses of EQR and Wellsford. The EQR Board of Trustees did not believe that this factor was sufficient to outweigh the advantages of the Merger, particularly in light of the lower payout ratio of the Surviving Trust based upon funds from operations, and the similar Debt to Total Market Capitalization Ratio of the Surviving Trust, as compared with the current ratio for EQR.

        From January 12, 1997 through January 16, 1997, representatives of management of EQR and Wellsford and their respective counsel met in Chicago to discuss and resolve the remaining open business and legal issues.

        On January 15, 1997, a special meeting of the EQR Board of Trustees was held. Representatives of J.P. Morgan made a detailed presentation regarding the proposed merger with Wellsford. J.P. Morgan's presentation included a discussion of (i) the fairness from a financial point of view to EQR of the consideration to be paid by EQR in the proposed merger; (ii) a summary of the financial terms of the proposed merger; (iii) a valuation analysis; and (iv) a discussion of the impact of the proposed merger on EQR. Also included in J.P. Morgan's oral presentation of its fairness opinion were
(i) an outline of J.P. Morgan's fairness opinion process; (ii) a pro forma merger analysis; (iii) a fully loaded share price analysis; (iv) a public trading multiples analysis; (v) a selected transactions analysis; (vi) a share trading history analysis; (vii) an historical exchange ratio analysis; (viii) a net asset value analysis; and (ix) a WRP Newco analysis. See "- Opinion of Financial Advisor -- EQR."

        Following such presentations, and after extensive discussion, the Board of Trustees of EQR concluded that the advantages of the Merger outweiged the potential risks and the EQR Trustees who voted on the Merger unanimously approved the Merger Agreement and the related agreements contemplated thereby, and authorized EQR management to enter into such agreements. J.P. Morgan rendered its oral opinion to the effect that, as of the date and subject to the assumptions made, procedures followed, matters considered and limits of its review, the consideration to be paid by EQR in connection with the Merger was fair, froma financial point of view, to EQR. J.P. Morgan's written opinion was delivered on January 16, 1997.

        On January 16, 1997, a special meeting of the Board of Trustees of Wellsford was held at which members of management, representatives of Merrill Lynch and legal counsel were present. At such meeting, the Wellsford Board of Trustees was updated on the status of discussions with EQR regarding the potential merger transaction between Wellsford and EQR. Mr. Lynford reviewed with the Board of Trustees (i) the background of the proposed merger and spin-off transaction, (ii) the current status of Wellsford's financial and business plans without the proposed merger, including the feasibility of improving the profitability of Wellsford's existing property portfolio and raising additional capital and acquiring new properties, (iii) pertinent due diligence findings with respect to EQR, with particular emphasis on the current operations and properties of EQR and (iv) the potential benefits as well as the risks of the proposed merger transaction as described below under "- Reasons for the Merger; Recommendation of the Wellsford Board of Trustees."

        Wellsford's legal counsel made a presentation to the Wellsford Board of Trustees in which it explained the material terms of the proposed merger and spin-off transaction and agreements related thereto, briefed the Board of Trustees on certain legal issues raised by the proposed merger transaction and advised the Board of Trustees of its fiduciary duties in connection with such transaction.

        Merrill Lynch presented its financial analysis of the merger transaction, which included: (i) an overview of the proposed transaction setting forth, among other things, a summary of the key transaction terms and a description of the Distribution, (ii) an analysis of the stock trading history of each of Wellsford Common and EQR Common, (iii) valuation analyses of Wellsford, EQR and WRP Newco, (iv) a comparison of each of Wellsford and EQR with selected publicly traded companies, (v) a comparison of the proposed financial terms of the Merger with the financial terms of other relevant mergers and acquisitions and (vi) a pro forma merger analysis. Merrill Lynch concluded its presentation by orally advising the Wellsford Board of Trustees that as of that date, based upon the facts and circumstances as they existed at that time, and subject to certain assumptions, factors and limitations, the proposed consideration to be received by the holders of Wellsford Common, pursuant to the Merger and Distribution, was fair to such shareholders from a financial point of view.

        Following such presentations, and after extensive discussion of the advantages and disadvantages of the proposed merger transaction as described under "- Reasons for the Merger; Recommendations of the Wellsford Board of Trustees", the Board of Trustees of Wellsford concluded that the advantages of the Merger and Distribution outweighed the potential risks, and unanimously approved the merger transaction, the spin-off, the Merger Agreement and all transactions contemplated thereby.

        The Merger Agreement was executed on January 16, 1997 .

Reasons for the Merger; Recommendation of the EQR Board of Trustees

        The EQR Board of Trustees believes that the Merger, including the consideration, is fair and in the best interests of EQR and its shareholders. Accordingly, the EQR Trustees who voted on the Merger unanimously approved the Merger and unanimously recommend approval of the Merger by the shareholders of EQR. In reaching this determination, the EQR Board of Trustees consulted with EQR management, as well as its financial advisors, J.P. Morgan, legal counsel and accountants, and considered a number of factors. The material factors that the EQR Board of Trustees considered in approving the Merger and unanimously recommending approval of the Merger are that:

        (i) The EQR Board of Trustees believes that the Merger would solidify EQR's leadership position in the multifamily property industry. The EQR Board of Trustees viewed this as favorable because the combined entity would own and operate 317 multifamily properties consisting of 90,873 apartment units; would have funds from operations on a pro forma basis for the nine months ended September 30, 1996 of approximately $155.4 million and would have a combined market capitalization, as of September 30, 1996, of approximately $5.0 billion with an initial Debt to Total Market Capitalization Ratio of approximately 31%.

        (ii) The EQR Board of Trustees believes that the Merger would increase operating efficiency through economies of scales, which the EQR Board of Trustees viewed as favorable as the combined entity would realize significant savings in overhead and expenses (such savings are estimated to be approximately $3.7 million per annum).

        (iii) The EQR Board of Trustees believes that the Merger would provide greater access to the public equity and debt markets. The Debt to Total Market Capitalization Ratio for EQR as of September 30, 1996 was approximately 31.5%, while the ratio on a pro forma basis of the

Surviving Trust as of the same date would be approximately 31%. The EQR Board of Trustees viewed this favorably because of management's belief, based in part on discussions with advisors, investment banking firms and lenders, that it would provide EQR Common Shareholders with enhanced liquidity and make the Survivor Common a more attractive investment for institutional investors.

          (iv) The EQR Board of Trustees believes that the Surviving Trust would be a larger and financially stronger company, which would make it easier to combine with other public or private entities. The EQR Board of Trustees viewed this as favorable because it would provide another efficient and attractive means of growth.

          (v) The EQR Board of Trustees believes that the combination of the Wellsford properties (approximately 19,000 units) with those of EQR will expand the geographic focus of EQR's ownership and operation of properties and enhance EQR's operations in the Southwest, Western and Pacific Northwest regions of the United States. The EQR Board of Trustees viewed this as favorable because it would limit the impact that adverse economic or real estate conditions in a particular region may have on EQR as a whole and provide EQR the opportunity for additional expansion in these regions.

          (vi) The Unaudited Pro Forma Combined Financial Statements contained herein illustrate the effects of the Merger for the nine months ended September 30, 1996 on a pro forma basis. On a pro forma basis funds from operations for the Surviving Trust are $155.4 million for the nine months ended September 30, 1996 instead of $113.3 million for EQR on a historical basis. The EQR Board of Trustees viewed this as favorable because it would most likely increase the Surviving Trust's funds from operations available for distribution to shareholders and holders of OP Units. Funds from operations available for distribution is not the same as cash available for distribution as it does not reflect cash required for capital expenditures and principal repayments on debt.

         (vii) The Merger could be effectuated through the issuance of new equity valued at $464 million (based upon a market price of $43.375 per share of EQR Common on January 16, 1997), rather than through the use of cash or a public offering of equity or debt securities, which the EQR Board of Trustees viewed as favorable.

        (viii) J.P. Morgan delivered an oral opinion on January 15, 1997 to the effect that, as of such date and based upon and subject to certain matters stated therein, the consideration to be paid by EQR in connection with the Merger was fair, from a financial point of view, to EQR. The EQR Board of Trustees viewed such opinion as favorable not only because of the conclusion reached by J.P. Morgan, but also because such conclusion was consistent with the opinion of EQR's management.

          (ix) The EQR Board of Trustees believes the terms of the Merger Agreement to be fair to EQR.

           (x) Under generally accepted accounting principles, the Merger will be accounted for as a purchase, and for federal income tax purposes the Merger will be a tax-free transaction, which the EQR Board of Trustees viewed as favorable because, with certain possible exceptions, no gain or loss will be recognized by EQR, Wellsford or a shareholder of Wellsford who receives shares of Survivor Common for shares of Wellsford Common exchanged therefor (except with respect to any cash received in lieu of a fractional interest in a share of EQR Common).

          The EQR Board of Trustees also considered certain potentially negative factors which could arise from the Merger. These included, among others, the significant costs involved in connection with consummating the Merger and the substantial management time and effort required to effectuate the Merger and integrate the businesses of EQR and Wellsford. The EQR Board of Trustees considered that the Merger would increase the Debt to Total Market Capitalization Ratio of the Surviving Trust from the Debt to Total Market Capitalization Ratio of EQR. The Surviving Trust will assume all of Wellsford's outstanding debt of approximately $330 million. The EQR Board of Trustees recognized this increase could adversely affect the ability of the Surviving Trust to obtain debt financing for additional growth and would subject EQR to the risks of higher leverage. Overall, however, the EQR Board of Trustees concluded that the increase in debt would be within EQR's policies with respect to the incurrence of debt. In addition, the EQR Board of Trustees considered the possible adverse effects upon the market for EQR Common Shares and upon EQR's ability to raise capital and issue equity in both the public and private markets which might result if the Merger were not consummated. Finally, the EQR Board of Trustees considered the risk that the anticipated benefits of the Merger might not be fully realized. The EQR Board of Trustees did not believe that the negative factors were sufficient, either individually or collectively, to outweigh the advantages of the Merger.

          The EQR Board of Trustees viewed as adequate the conditions to the closing in the Merger Agreement, including the condition that no change in the financial condition, business or operations of Wellsford will have occurred that would have a material adverse effect, other than a change which affects EQR and Wellsford in a substantially similar manner.

          In view of the wide variety of factors considered in connection with its evaluation of the Merger, the EQR Board of Trustees did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weight to the specific factors considered in reaching its determination.

          The EQR Board of Trustees view the indemnification provisions relating to Wellsford trustees and officers as a continuing responsibility and approved of the continuation of the indemnification of the Wellsford trustees and officers as part of the negotiated transaction.

          The EQR Board of Trustees believes that the proposed transaction is fair to and in the best interests of EQR and its shareholders. The EQR Trustees who voted on the Merger unanimously approved the Merger, and unanimously recommend that the shareholders of EQR vote FOR the Merger.

          In the event the Merger is not consummated for any reason, EQR will continue to pursue its business objectives.

Reasons for the Merger; Recommendation of the Wellsford Board of Trustees

          At a special meeting of the Wellsford Board of Trustees held on January 16, 1997, members of Wellsford management, representatives of Merrill Lynch and legal counsel made presentations concerning the business and prospects of Wellsford and EQR, and the potential combination of Wellsford and EQR. The Wellsford Board of Trustees also reviewed the terms of the Merger Agreement and the Contribution and Distribution Agreement with Wellsford's management and Wellsford's financial and legal advisors. By unanimous vote, the Wellsford Board of Trustees determined that the Merger and the Distribution were fair to, and in the best interests of, Wellsford and its shareholders, approved and adopted the Merger Agreement, the Contribution and Distribution Agreement and the transactions contemplated thereby, and resolved to recommend that Wellsford's shareholders approve the Merger.

          The Wellsford Board of Trustees believes that the Merger offers Wellsford's shareholders an opportunity to take advantage of the general trend in the real estate industry towards consolidation, by affording shareholders a significant participation in a much larger and more geographically diversified REIT with greater potential for long-term appreciation and improved access to capital markets.

          In making its determination with respect to the Merger and the Distribution, the Wellsford Board of Trustees also considered, among other things, that:

          (i) the Merger represents the alternative which has the greatest feasibility and offers the greatest potential to maximize shareholder value;

         (ii) the Merger was the best alternative reasonably available to Wellsford's shareholders. The Board believed that there were no other prospective purchasers that had both the financial ability to complete the transaction and would be willing to pay an aggregate consideration greater than that to be paid by EQR in the Merger;

        (iii) the anticipated cost savings and operating efficiencies available to the Surviving Trust from the Merger, particularly in the reduction of overhead expenses;

         (iv) the terms of the Merger Agreement, which the Wellsford Board of Trustees viewed as favorable because it believed them to be fair to Wellsford and its shareholders and because the terms were reached through extensive arms-length negotiations. In this regard, the Wellsford Board of Trustees noted that the Exchange

     Ratio fairly reflected the relative contributions of both companies to the combined entity and represented an attractive opportunity for shareholders to continue their investment and maintain their receipt of quarterly dividends, but with significantly expanded geographic diversification;

          (v) the Merger will significantly increase the market capitalization of the combined company which could increase the liquidity of Survivor Common after the Merger;

         (vi) the Distribution will enable shareholders to participate in an opportunity to maximize the value of the Contributed Assets (as defined herein);

        (vii) the structure of the Merger, particularly the fact that the Merger, as a "stock-for-stock" transaction, rather than a "cash-for-stock" transaction, will provide an opportunity for Wellsford's shareholders to participate in any future appreciation of the Surviving Trust;

       (viii) the tax-free nature of the Merger; and

         (ix) the opinion, analyses and presentations of Merrill Lynch, including the opinion that the proposed consideration to be received by Wellsford Common Shareholders pursuant to the Merger and the Distribution was fair to such shareholders from a financial point of view.

     The Wellsford Board of Trustees also considered certain potentially negative factors in its deliberations concerning the Merger, including, among others:

          (i) the risk that the anticipated benefits of the Merger might not be fully realized;

         (ii) the significant costs involved in connection with consummating the Merger;

        (iii) the substantial management time and effort required to effectuate the Merger;

         (iv) the possibility that Wellsford may be required, if the Merger Agreement is terminated under certain circumstances, to pay EQR a Break-Up Fee of $14.0 million and to reimburse EQR Break-Up Expenses of up to $2.5 million; and

          (v) that the dividend rate payable with respect to the EQR Common is less than the dividend rate payable with respect to the Wellsford Common.

     In view of the wide variety of factors considered by the Wellsford Board of Trustees, the Board of Trustees did not quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determination. However, in the view of the Wellsford Board of Trustees, the potentially negative factors considered by it were not sufficient, either individually or collectively, to outweigh the positive factors considered by it in its deliberations relating to the Merger.

Opinion of Financial Advisor - EQR

     At the meeting of the Board of Trustees of EQR on January 15, 1997, J.P. Morgan rendered its oral opinion to the Board of Trustees of EQR that, as of such date, the consideration to be paid by EQR in connection with the proposed Merger was fair from a financial point of view to EQR. J.P. Morgan has confirmed its January 15, 1997 oral opinion by delivering its written opinion to the Board of Trustees of EQR, dated January 16, 1997, that, as of such date, the consideration to be paid by EQR in connection with the proposed Merger was fair from a financial point of view to EQR. No limitations were imposed by EQR's Board of Trustees upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinions.

     The full text of the written opinion of J.P. Morgan dated January 16, 1997, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Appendix C to this Joint Proxy Statement/Prospectus/Information Statement and is incorporated herein by reference. EQR Common Shareholders are urged to read the opinion in its entirety. J.P. Morgan's written opinion is addressed to the Board of Trustees of EQR, is directed only to the consideration to be paid in connection with the Merger and does not constitute a recommendation to any shareholder of EQR as to how such shareholder should vote at the EQR Special Meeting. The summary of the opinion of J.P. Morgan set forth in this Joint Proxy Statement/Prospectus/Information Statement is qualified in its entirety by reference to the full text of such opinion.

     In arriving at its opinion, J.P. Morgan reviewed, among other things, the Merger Agreement; the audited financial statements of EQR and Wellsford for the fiscal year ended December 31, 1995, and the unaudited financial statements of EQR and Wellsford for the nine months ended September 30, 1996; current and historical market prices of the EQR Common and Wellsford Common; certain publicly available information concerning the business of Wellsford and of certain other companies engaged in businesses comparable to those of Wellsford, and the reported market prices for certain other companies' securities deemed comparable; publicly available terms of certain transactions involving companies comparable to Wellsford and the consideration received for such companies; the terms of other business combinations deemed relevant by J.P. Morgan; certain internal financial analyses and estimates of budgeted 1997 funds from operations and net operating income prepared by EQR and Wellsford and their respective managements; and certain agreements with respect to outstanding indebtedness or obligations of EQR and Wellsford. J.P. Morgan also held discussions with certain members of the management of EQR and Wellsford with respect to certain aspects of the Merger, and the past and current business operations of EQR and Wellsford, the financial condition and future prospects and operations of EQR and Wellsford, and certain other matters believed necessary or appropriate to J.P. Morgan's inquiry. In addition, J.P. Morgan reviewed such other financial studies and analyses and considered such other information as it deemed appropriate for the purposes of its opinion.

     J.P. Morgan relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to it by EQR and Wellsford or otherwise reviewed by J.P. Morgan, and J.P. Morgan has not assumed any responsibility or liability therefor. J.P. Morgan has not conducted any valuation or appraisal of any assets or liabilities, nor have any valuations or appraisals been provided to J.P. Morgan. In relying on financial analyses and forecasts provided to J.P. Morgan, J.P. Morgan has assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of EQR and Wellsford to which such analyses or forecasts relate. J.P. Morgan has also assumed that the Merger will have the tax consequences described in discussions with, and materials furnished to J.P. Morgan by, representatives of EQR, and that the other transactions contemplated by the Merger Agreement will be consummated as described in the Merger Agreement.

     The projections furnished to J.P. Morgan for EQR and Wellsford were prepared by the respective managements of each company. Neither EQR nor Wellsford publicly discloses internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan's analysis of the Merger, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections.

     J.P. Morgan's opinions are based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinions. Subsequent developments may affect the written opinion dated January 16, 1997, and J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan expressed no opinion as to the price at which the EQR Common or Wellsford Common will trade at any future time.

     In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with providing its opinion.

     Pro Forma Merger Analysis.  J.P. Morgan analyzed the effect of the Merger
     -------------------------
on, among other things, the estimated First Call funds from operations ("FFO") per share of EQR Common for the year ended December 31, 1997. In doing so, J.P. Morgan combined the average of various equity analyst estimated 1997 operating results for Wellsford and EQR and assumed certain savings in accounting and general and administrative expenses per estimates provided by the management of EQR. J.P. Morgan observed a total projected post-Merger incremental accretion of 4.4% to EQR's First Call 1997 FFO estimate of $3.43 per share. The analysis assumed the January 8, 1997 closing price of $42.50 per share for EQR Common in calculating the purchase price for Wellsford Common.

     J.P. Morgan also analyzed the effect of the Merger on EQR's 1997 pro forma equity market capitalization, total market capitalization, leverage ratios and dividend payout ratio. In this regard, J.P. Morgan noted that the pro forma equity market capitalization for EQR would be approximately $2.96 billion, assuming a share price of $42.50 (EQR's closing share price on January 8, 1997) and 69,702,788 shares of EQR Common outstanding after completion of the Merger, and a total post-Merger pro forma market capitalization of approximately $5.27 billion. J.P. Morgan further noted that (i) EQR's Debt to Total Market Capitalization Ratio would increase slightly, upon completion of the Merger, from 32.2% prior to the Merger to 33.3% after the assumption of Wellsford's outstanding debt plus the incremental debt incurred from the payment of certain transaction costs, and (ii) the ratio of debt plus perpetual preferred stock to total market capitalization also increases slightly from 41.3% to 41.9% after accounting for the assumption and re-issuance of Wellsford Preferred by EQR.

     J.P. Morgan also noted that EQR's management intends to retain its current dividend of $2.50 per common share for the combined company.

     Fully-Loaded Share Price.  J.P. Morgan calculated the fully-loaded share
     ------------------------
price being paid by EQR for Wellsford Common. The fully-loaded share price adjusts the implied share price of $26.56 (calculated as the January 8, 1997 closing price of $42.50 per share for EQR Common multiplied by the .625 exchange ratio) for certain additional amounts being paid by EQR, including payments to key executives of Wellsford in compensation, benefits, payments, accelerations, share options and share appreciation rights. These additional payments are more particularly described in the Merger Agreement. J.P. Morgan calculated that these additional amounts create a fully-loaded price of up to $28.05 per share of Wellsford Common. Based on the fully-loaded share price, J.P. Morgan calculated a range of FFO multiples from a high of 13.0x (excluding synergies and accounting) to a low of 9.6x (including synergies and accounting).

     Public Trading Multiples Analysis.  Using publicly available information,
     ---------------------------------
J.P. Morgan compared selected financial and stock market data of Wellsford with similar data for selected publicly traded companies (each, a "Comparable Company" and, collectively, the "Comparable Companies") engaged in businesses which J.P. Morgan judged to be analogous to that of

Wellsford's. The companies selected by J.P. Morgan were Security Capital Pacific Trust, United Dominion Realty Trust, Post Properties, Inc., Avalon Properties, Inc., Merry Land & Investment Company, Inc., Security Capital Atlantic, Inc., Gables Residential Trust, Camden Property Trust, Irvine Apartment Communities, Evans Withycombe Residential, Inc., Oasis Residential, Inc. and Smith Residential Realty. These companies were selected, among other reasons, because of their specialization in the multifamily REIT sector.

     For each Comparable Company, publicly available financial performance data through the twelve months ended September 30, 1996 was measured. J.P. Morgan calculated the multiples of current stock price, as of January 8, 1997, to analysts estimates for 1997 First Call FFO for each of the Comparable Companies to determine the 1997 FFO trading multiples. J.P. Morgan's calculations resulted in a range of 1997 FFO multiples from 10.1x to 13.9x (excluding the highest and lowest). These multiples were then applied to Wellsford's First Call 1997 FFO per share estimate (less $0.09 per share associated with the Sonterra Loan contributed to WRP Newco), yielding a range of implied trading values for Wellsford's common stock of approximately $21.88 to $29.98 per share. J.P. Morgan also observed that the Comparable Companies had a range of debt to total market capitalization of 27.7% to 44.5%.

     Selected Transaction Analysis.  Using publicly available information, J.P.
     -----------------------------
Morgan examined selected transactions with respect to purchase price per share to calculate FFO transaction multiples. Specifically, J.P. Morgan reviewed the following six transactions (collectively, the "Transaction Comparables") that it deemed relevant: Camden Property Trust/Paragon Group (pending): (J.P. Morgan's estimate of the transaction multiple was based upon the announced exchange ratio multiplied by the January 8, 1997 closing price for Camden's common stock, divided by the 1997 First Call estimate of FFO for Paragon), United Dominion Realty Trust/South West Property Trust, Inc., BRE Properties/California REIT, Mid-America Apartment Communities/America First REIT, Inc., and Wellsford Residential Property Trust/Holly Residential Properties, Inc. J.P. Morgan observed a range of transaction multiples from 8.3x to 11.2x First Call FFO of the acquired companies. This range was then applied to Wellsford's First Call 1997 FFO per share, as adjusted for the Sonterra Loan, resulting in a range of equity values for Wellsford's common stock of between $17.91 and $24.17 per share. J.P. Morgan noted that this range was below both the implied and fully-loaded prices for Wellsford Common.

     J.P. Morgan concluded that the multifamily REIT Transaction Comparables were imperfect comparisons to the Merger and therefore did not provide a fully meaningful test of the exchange ratio or the purchase price per share for Wellsford Common. In arriving at this conclusion J.P. Morgan reviewed the FFO multiples for the Transaction Comparables universe and compared them to both the average First Call FFO trading multiple for the acquired multifamily REITs and to the average trading FFO multiple for the Comparable Companies, corresponding to the period from July 8, 1994 to January 8, 1997 during which the transactions took place. J.P. Morgan observed that the average FFO trading multiple for the acquired multifamily REITs was significantly below that of the Comparable Companies and that the four most comparable of the acquired multifamily REITs were purchased at a discount to the average FFO trading multiple for the Comparable Companies for the corresponding time period. Based on this analysis, J.P. Morgan discounted the relevance of the multifamily REIT Transaction Comparables as a measure of the multiple for Wellsford's purchase price.

     J.P. Morgan also noted that when certain other transactions from other REIT sectors were included in the transaction analysis, the range of FFO multiples became 8.2x to 13.4x, resulting in a range of $17.80 to $28.88 per share for Wellsford's common stock. These additional transactions were Highwoods Properties Inc./Crocker Realty, Simon Property Group, Inc./DeBartolo Realty Corporation, Horizon Outlet Centers, Inc./McArthur/Glen Realty Corporation, and Omega Healthcare Investors/Health Equity Properties, Inc.

     Share Trading History Analysis.  Based on publicly available information,
     ------------------------------
J.P. Morgan reviewed the history of trading prices for Wellsford Common and EQR Common for the 52-week period ending January 8, 1997 and compared the 52-week high/low range of $25.00 to $20.75 per share for Wellsford Common to both the implied purchase price per share of $26.56 (calculated as the product of the January 8, 1997 closing price for EQR Common times the exchange ratio of .625) and the fully-loaded price per share of $28.05. J.P. Morgan noted that the implied price for Wellsford Common was at a premium to the 52-week high.

     Historical Exchange Ratio Analysis.  J.P. Morgan reviewed the historical
     ----------------------------------
exchange ratio of the daily closing price per share of Wellsford Common to the daily closing price per share of EQR Common for the period from January 9, 1996 to January 8, 1997. To compensate in the value of Wellsford's share price for the loss of income resulting from the contribution of the Sonterra Loan to WRP Newco, J.P. Morgan calculated the First Call 1996 FFO multiple for each of Wellsford's daily closing prices beginning August 1, 1996 (the commencement date of the mortgage loan). Adjusting Wellsford's First Call 1996 FFO downwards by $0.09, J.P. Morgan multiplied the above FFO multiple times the adjusted First Call 1996 FFO to arrive at an adjusted Wellsford share price for each closing price from August 1, 1996 to January 8, 1997. This adjusted share price was then used in the calculation of the historical exchange ratios. The exchange ratios of the daily closing prices of one share of Wellsford Common, as adjusted for the Sonterra Loan, to one share of EQR Common on January 9, 1996 and on January 8, 1997, were 0.777 and 0.575, respectively. J.P. Morgan noted a one-year low to high range (adjusted for the Sonterra mortgage) of between 0.569 and 0.780; an average one-year unadjusted exchange ratio of 0.662 versus an adjusted ratio of 0.658; an average six-month unadjusted exchange ratio of 0.626 versus an adjusted ratio of 0.623; and an average one-month unadjusted exchange ratio of 0.583 versus an adjusted ratio of 0.579. In addition, such analysis implied a one-year historical share price range for Wellsford of $24.18 to $33.15, as calculated by multiplying EQR Common's January 8, 1997 closing price of $42.50 by the 52-week low and high values for the exchange ratios, respectively.

     Net Asset Value Analysis.  Using the publicly available unaudited results
     -------------------------
for each company for the period ending September 30, 1996, J.P. Morgan calculated the Net Asset Value ("NAV") per share for both Wellsford Common and EQR Common. In so doing, J.P. Morgan applied a range of capitalization rates from 8.5% to 9.5% to projections by Wellsford and EQR for the stabilized 1997 net operating income ("NOI") of the properties, including projected acquisitions related NOI, in order to calculate a gross real estate value, to which was added the gross value of other assets, excluding the Wellsford assets to be contributed to WRP Newco, less each company's respective outstanding debt and liabilities, to arrive at an equity NAV. The equity NAV per share was then calculated by dividing the equity NAV by the number of common shares outstanding for each company. This analysis indicated an NAV exchange ratio range for the two companies of between 0.470 to 0.742, and an implied range for the price of Wellsford Common of $19.96 to $31.54 per share, assuming a January 8, 1997 closing price of $42.50 per share for EQR Common.

     WRP Newco Analysis.  As a part of its opinion, J.P. Morgan reviewed the
     ------------------
terms of EQR's investments in and commitments to WRP Newco. These include the following items: an agreement by EQR to invest $3.5 million in WRP Newco Common at the time of the Merger in return for receiving an approximately 7.5% interest in WRP Newco; a commitment to purchase up to $25 million of preferred stock with an 8.0% dividend and 8.0% conversion premium; a 20.0% interest in the Palomino Park development (10.0% received through the purchase of Wellsford, and an additional 10.0% purchased for $1.5 million in cash); credit enhancement for $14.8 million in bonds outstanding on Palomino Park; and a two-part standby
purchase obligation for Palomino Park Phases I and II.   J.P. Morgan noted that
EQR is to be compensated at competitive market based rates for its investments in WRP Newco.

     The summary set forth above does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the summary set forth above and their analyses must be considered as a whole and that selecting portions thereof, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and opinion. J.P. Morgan based its analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which J.P. Morgan based its analyses are set forth above under the description of each such analysis. J.P. Morgan's analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be higher or lower than those indicated. Moreover, J.P. Morgan's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold.

     As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with Mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. J.P. Morgan was selected to deliver an opinion to EQR's Board of Trustees with respect to the Merger on the basis of such experience and its familiarity with EQR.

     For the delivery of its opinion, EQR has agreed to pay J.P. Morgan a fee of $600,000. In addition, EQR has agreed to reimburse J.P. Morgan for its reasonable expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities, including liabilities arising under the Federal securities laws.

     J.P. Morgan and its affiliates (including Morgan Guaranty Trust Company of New York) maintain banking and other business relationships with EQR and its affiliates and Wellsford, for which it receives customary fees. In the ordinary course of their businesses, affiliates of J.P. Morgan may actively trade the debt and equity securities of EQR or Wellsford for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

Opinion of Financial Advisor - Wellsford

     Wellsford. At the meeting of the Board of Trustees of Wellsford on January 16, 1997, Merrill Lynch delivered its written opinion to the Wellsford Board of Trustees (the "Merrill Lynch Opinion"), to the effect that, as of such date and based upon the assumptions made, matters considered and limits of review, the proposed consideration to be received by Wellsford Common Shareholders pursuant to the Merger and the Distribution was fair to such shareholders from a financial point of view. No limitations were imposed by Wellsford's Board of Trustees upon Merrill Lynch with respect to the investigations made or procedures followed by it in rendering its opinion.

     A copy of the Merrill Lynch Opinion which sets forth the assumptions made, matters considered and certain limitations on the scope of review undertaken by Merrill Lynch, is attached hereto as Appendix D and is incorporated by reference herein. The description of the written opinion set forth herein is qualified in its entirety by reference to the full text of the written opinion. Shareholders of Wellsford are urged to read such opinion in its entirety.

     THE MERRILL LYNCH OPINION IS ADDRESSED TO THE WELLSFORD BOARD OF TRUSTEES AND ADDRESSES ONLY THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE PROPOSED CONSIDERATION TO BE RECEIVED BY WELLSFORD COMMON SHAREHOLDERS PURSUANT TO THE MERGER AND THE DISTRIBUTION AND DOES NOT CONSTITUTE, NOR SHOULD IT BE CONSTRUED AS, A RECOMMENDATION TO ANY WELLSFORD COMMON SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE WELLSFORD SPECIAL MEETING. THE PROPOSED CONSIDERATION TO BE RECEIVED BY WELLSFORD COMMON

SHAREHOLDERS PURSUANT TO THE MERGER AND THE DISTRIBUTION WAS DETERMINED ON THE BASIS OF NEGOTIATIONS BETWEEN WELLSFORD AND EQR AND WAS APPROVED BY THE WELLSFORD BOARD OF TRUSTEES.

     In connection with the preparation of the Merrill Lynch Opinion, Merrill Lynch, among other things: (i) reviewed Wellsford's Annual Report on Form 10-K and related financial information for the fiscal year ended December 31, 1995 and Wellsford's Reports on Form 10-Q and the related unaudited financial information for the quarterly periods ended March 31, 1996, June 30, 1996 and September 30, 1996; (ii) reviewed EQR's Annual Report on Form 10-K and related financial information for the fiscal year ended December 31, 1995 and EQR's Reports on Form 10-Q and the related unaudited financial information for the quarterly periods ended March 31, 1996, June 30, 1996 and September 30, 1996;
(iii) reviewed certain information, including certain financial forecasts and assumptions, relating to the business, earnings, cash flow, assets and prospects of (A) Wellsford and WRP Newco and (B) EQR, furnished to it by Wellsford and EQR, respectively; (iv) reviewed estimates of prospective synergies resulting from the Merger prepared by the managements of Wellsford and EQR and discussed such estimates with the managements of both companies; (v) conducted discussions with members of senior management of Wellsford and EQR concerning the respective businesses and prospects of (A) Wellsford and WRP Newco and (B) EQR; (vi) reviewed the historical market prices and trading activity for Wellsford Common and EQR Common and compared them with that of certain companies which Merrill Lynch deemed to be reasonably similar to Wellsford and EQR, respectively; (vii) compared the results of operations of Wellsford and EQR with that of certain companies which Merrill Lynch deemed to be reasonably similar to Wellsford and EQR, respectively; (viii) compared the proposed financial terms of the Merger with the financial terms of certain other mergers and acquisitions which Merrill Lynch deemed to be relevant; (ix) considered the pro forma effect of the Merger on the combined entity's capitalization ratios and earnings, cash flow and book value per share; (x) reviewed the Merger Agreement; (xi) reviewed the financial terms of the Contribution and Distribution as set forth in the Merger Agreement and the forms of Contribution and Distribution Agreement and Stock Purchase Agreement attached as exhibits thereto; and (xii) reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as Merrill Lynch deemed necessary, including its assessment of general economic, market and monetary conditions.

     In preparing the Merrill Lynch Opinion, Merrill Lynch relied on the accuracy and completeness of all information supplied or otherwise made available to it by Wellsford and EQR, and did not independently verify such information or undertake an independent appraisal or evaluation of the assets or liabilities of Wellsford or EQR. With respect to the financial forecasts, assumptions and estimates of prospective synergies resulting from the Merger furnished by Wellsford and the financial forecasts, assumptions and estimates of prospective synergies resulting from the Merger furnished by EQR, Merrill Lynch assumed that they had been reasonably prepared and reflected the best currently available estimates and judgment of Wellsford's or EQR's management as to the expected future financial performance of Wellsford,

WRP Newco or EQR, as the case may be. Merrill Lynch further assumed that the Merger will qualify as a tax-free reorganization to the holders of Wellsford Common (except to the extent, if any, of cash received in lieu of fractional shares). In addition, Merrill Lynch further assumed that the Distribution will be consummated without any material modification to the terms set forth in the forms of Contribution and Distribution Agreement and Stock Purchase Agreement reviewed by it.

     In connection with rendering its opinion, Merrill Lynch was not authorized to, and did not, solicit indications of interest from third parties to purchase the outstanding Wellsford Common or otherwise enter into a business combination with Wellsford. Merrill Lynch's opinion as to the fairness from a financial point of view of the proposed consideration to be received by holders of Wellsford Common addresses the ownership position in the combined entity to be received by the holders of Wellsford Common pursuant to the Merger on the terms set forth in the Merger Agreement based upon the relative contributions of Wellsford and EQR to the combined entity and after giving effect to the Contribution and Distribution. Merrill Lynch expressed no opinion as to prices at which the Survivor Common or the WRP Newco Common will trade following the consummation of the Contribution and Distribution and the Merger or prices which could be obtained for the Survivor Common in a sale of the combined entity following the consummation of the Merger. Merrill Lynch did not consider, and its opinion does not address, the tax consequences of the Distribution to the holders of Wellsford Common. The Merrill Lynch Opinion does not address the relative merits of the Merger as compared with any other business plan or opportunity that might be presented to Wellsford, including alternative business combinations with third parties, or the effect of any other arrangement in which Wellsford might engage.

     At the meeting of the Wellsford Board of Trustees held on January 16, 1997, Merrill Lynch presented certain financial analyses accompanied by written materials in connection with the delivery of its fairness opinion. The following is a summary of the material financial and comparative analyses performed by Merrill Lynch in arriving at its opinion.

     Historical Trading Performance and Current Capitalization. Merrill Lynch reviewed certain trading information for each of Wellsford and EQR and, on the basis thereof, calculated their respective market values, market capitalizations and trading multiples based on stock prices as of January 14, 1997 of $24.63 for Wellsford and $42.88 for EQR. For this purpose, Merrill Lynch defined "total market capitalization" as market value of the relevant company's common equity (including operating partnership units), plus preferred stock at liquidation value plus total debt less cash. Merrill Lynch then calculated the market value of each of Wellsford and EQR as a multiple of projected FFO (based on mean First Call estimates) and Adjusted Funds From Operations ("AFFO") (based on estimates from Merrill Lynch Research). For Wellsford, the FFO multiples for 1996 and 1997 were 11.7x and 11.0x, respectively, and the AFFO multiples for 1996 and 1997 were 12.6x and 11.8x, respectively. For EQR, the FFO multiples for 1996 and 1997 were 13.8x and 12.5x, respectively, and the AFFO multiples for 1996 and 1997 were 16.0x and 14.4x, respectively.

     Merrill Lynch also reviewed the share price history for Wellsford for the period January 7, 1996 through January 10, 1997, and for EQR for the period January 7, 1996 through January 9, 1997 and noted certain events and public announcements made by the respective companies during such periods.

     Analysis of Selected Comparable Publicly Traded Companies. Using publicly available information and estimates of future financial results published by First Call and taken from Merrill Lynch Research, Merrill Lynch compared certain financial and operating information and ratios for both Wellsford and EQR with the corresponding financial and operating information for a group of publicly traded companies engaged primarily in the ownership, management, operation and acquisition of multifamily properties which Merrill Lynch deemed to be reasonably comparable to Wellsford and EQR. For the purpose of its analyses, the following companies were used as comparable companies to Wellsford: Evans Withycombe Residential, Inc., Amli Residential Properties Trust, Camden Property Trust, Oasis Residential, Inc. and Apartment Investment & Management Co. (collectively, the "Wellsford Comparable Companies"); and the following companies were used as comparable companies to EQR: Security Capital Pacific Trust, United Dominion Realty Trust, Inc., Wellsford, Merry Land & Investment Co., Inc., Security Capital Atlantic, Inc. and Apartment Investment & Management Co. (collectively, the "EQR Comparable Companies").

     Merrill Lynch's calculations resulted in the following relevant ranges for the Wellsford Comparable Companies and for Wellsford as of January 14, 1997: a range of debt to total market capitalization of 32.3% to 43.1%, with a mean of 40.8% (with Wellsford at 37.2%); a range of dividend yields of 6.4% to 7.5%, with a mean of 7.1% (with Wellsford at 7.9%); a range of 1996 AFFO payout ratios of 87.6% to 102.6%, with a mean of 95.4% calculated on the basis of projected results for 1996 (with Wellsford at 99.0%); a range of market value as a multiple of projected 1996 FFO of 11.1x to 11.9x, with a mean of 11.5x (with Wellsford at 11.7x); a range of market value as a multiple of projected 1997 FFO of 10.1x to 11.3x, with a mean of 10.7x (with Wellsford at 11.0x); a range of market value as a multiple of projected 1996 AFFO of 12.6x to 13.9x, with a mean of 13.2x (with Wellsford at 12.6x); and a range of market value as a multiple of projected 1997 AFFO of 11.5x to 13.1x, with a mean of 12.2x (with Wellsford at 11.8x).

     Merrill Lynch's calculations resulted in the following relevant ranges for the EQR Comparable Companies and for EQR as of January 14, 1997: a range of dividend yields of 5.8% to 7.9%, with a mean of 6.5% (with EQR at 5.8%); a range of debt to total market capitalization of 11.5% to 42.9%, with a mean of 31.7% (with EQR at 27.9%); a range of 1996 AFFO payout ratios of 82.2% to 99.0%, with a mean of 90.2% calculated on the basis of projected results for 1996 (with EQR at 93.3%); a range of market value as a multiple of projected 1996 FFO of 10.9x to 15.5x, with a mean of 12.6x (with EQR at 13.8x); a range of market value as a multiple of projected 1997 FFO of 10.1x to 14.6x, with a mean of 11.8x (with EQR at 12.5x); a range of market value as a multiple of projected 1996 AFFO of 12.2x to

15.5x, with a mean of 13.7x (with EQR at 16.0x); and a range of market value as a multiple of projected 1997 AFFO of 11.8x to 14.0x, with a mean of 13.0x (with EQR at 14.4x).

     None of the companies utilized in the above analysis for comparative purposes is, of course, identical to Wellsford or EQR. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of such results and involves complex considerations and judgments concerning differences in financial and operating characteristics of the Wellsford Comparable Companies and the EQR Comparable Companies, and other factors that could affect the public trading value of the Wellsford Comparable Companies and the EQR Comparable Companies, as well as that of Wellsford or EQR. In addition, the multiples of market value to estimated 1996 and projected 1997 FFO and AFFO for the Wellsford Comparable Companies and the EQR Comparable Companies are based on projections prepared by research analysts using only publicly available information. Accordingly, such estimates may or may not prove to be accurate.

     Comparable Transactions Analysis. Merrill Lynch also compared certain financial ratios of the Merger with those of selected other mergers and strategic transactions involving REITs which Merrill Lynch deemed to be reasonably comparable to the Merger. These transactions were Camden Property Trust's proposed merger with Paragon Group, Inc., Chateau Properties, Inc.'s merger with ROC Communities, Inc., United Dominion Realty, Inc.'s merger with South West Property Trust Inc., Highwoods Properties Inc.'s acquisition of Crocker Realty Trust, Inc., Simon Property Group, Inc.'s merger with DeBartolo Realty Corporation, Bradley Real Estate Inc.'s merger with Tucker Properties Corp., BRE Properties Inc.'s Merger with REIT of California, Horizon Outlet Center Inc.'s merger with McArthur Glen Realty Corp., Mid America Apartment Communities Inc.'s merger with America First REIT, Inc. and Wellsford's merger with Holly Residential Properties, Inc.

     Using publicly available information and estimates of financial results as published by First Call, Merrill Lynch calculated the premium of the implied offer value per share relative to the acquired company's stock price on the day before announcement of the respective transaction and the implied value per share for the acquired company, as of the day before the announcement of the respective transaction, as a multiple of the projected FFO per share for such company. This analysis yielded a range of premiums/(discounts) of (0.8%) to 38.0% with a mean of 12.2% and a range of transaction FFO multiples of 6.6x to 15.5x with a mean of 10.2x.

     Merrill Lynch observed that, based on the closing price of EQR Common on the NYSE of $42.88 per share as of January 14, 1997, the Exchange Ratio yielded an implied offer value in the Merger of $26.80 per share of Wellsford Common. Together with the per share valuation range for Newco Common of $2.43 to $2.82, the implied premium range of the aggregate consideration to be received in the Merger and the Distribution over the closing market price of Wellsford Common on January 14, 1997 was 18.7% to 20.3% and represented a range of implied offer values in the Merger and the Distribution for the Wellsford Common as a multiple of Wellsford's projected 1997 FFO of 12.2x to 12.4x.

     Discounted Cash Flow Analysis. Merrill Lynch performed discounted cash flow analyses (i.e., an analysis of the present value of the projected levered cash flows for the periods and using the discount rates indicated) of Wellsford based upon projections provided by Wellsford's management of Wellsford's dividends, FFO and AFFO for the years 1997 through 2001, inclusive, using discount rates reflecting an equity cost of capital ranging from 15.0% to 17.0% and terminal value multiples of calendar year 2001 FFO ranging from 10.5x to 12.5x and terminal value multiples of calendar year 2001 AFFO ranging from 11.5x to 13.5x. The range of present values per Wellsford share was $22.07 to $27.85 using the FFO and AFFO discounted dividend methods and $24.50 to $29.47 based upon the discounted AFFO method.

     Merrill Lynch also performed discounted cash flow analyses of EQR based upon projections and assumptions provided by EQR's management of EQR's dividends, FFO and AFFO for the years 1997 through 2001, inclusive, using discount rates reflecting an equity cost of capital ranging from 14.0% to 16.0% and terminal value multiples of calendar year 2001 FFO ranging from 12.5x to 14.5x and terminal value multiples of calendar year 2001 AFFO ranging from 14.0x to 16.0x. The range of present values per EQR share was $36.63 to $44.51 using the FFO and AFFO discounted dividend methods and $39.89 to $47.41 based upon the discounted AFFO method.

     Net Asset Valuation Analysis. Merrill Lynch performed a net asset valuation for Wellsford based on an asset-by-asset real estate valuation of Wellsford's properties, an estimation of the current value for Wellsford's other assets and liabilities, and an estimation of Wellsford's debt balances as of December 31, 1996. The real estate valuation utilized property specific projections prepared by Wellsford's management for the year 1997. For the operating portfolio of Wellsford, the valuation utilized the direct capitalization method on 1997 property net operating income after capital reserves and a range of capitalization rates of 8.50% to 9.25%. These calculations indicated a per share net asset valuation range for Wellsford of $25.58 to $28.27.

     Merrill Lynch also performed a net asset valuation for EQR based on an asset-by-asset real estate valuation of EQR's properties, an estimation of the current values for EQR's other assets and liabilities, and an estimation of EQR's debt balances as of December 31, 1996. The real estate valuation utilized property specific projections prepared by EQR's management for the year 1997. For the operating portfolio of EQR, the valuation utilized the direct capitalization method on 1997 property net operating income after capital reserves and a range of capitalization rates of 8.25% to 9.25%. These calculations indicated a per share net asset valuation range for EQR of $32.53 to $35.95.

     Merrill Lynch also performed a net asset valuation for WRP Newco based on an asset-by-asset valuation. Merrill Lynch arrived at a range of values by summing the following: (i) the implied value range for WRP Newco's interest in the Sonterra Assets, (ii) the implied value range for WRP Newco's interest in Palomino Park, net of associated liabilities, and (iii) cash and cash equivalents less total debt. These calculations indicated a per share net asset valuation range for WRP Newco Common of $2.43 to $2.82, of which amount $1.45 was attributable to cash and cash equivalents.

     Relative Discounted Cash Flow Analysis. Merrill Lynch utilized the results of the discounted cash flow analyses of Wellsford and EQR described above after adjusting the projections relating to Wellsford to give effect to the Distribution (as so adjusted, the "Post-Distribution Wellsford") to calculate a range of implied exchange ratios based on a comparison of the relative ranges of value for EQR and Post-Distribution Wellsford. When the low Post-Distribution Wellsford discounted cash flow value was compared to the high EQR discounted cash flow value and the high Post-Distribution Wellsford discounted cash flow value was compared to the low EQR discounted cash flow value, the analysis yielded an implied exchange ratio range of 0.442 to 0.660. The Exchange Ratio under the Merger Agreement is set at .625, subject to adjustment as set forth in the Merger Agreement.

     Contribution Analysis. Merrill Lynch observed that Wellsford Common Shareholders would own 15.3% of the common shares of the combined entity outstanding after the Merger and Distribution (assuming an Exchange Ratio of
 .625), after giving effect to the issuance of the Merger consideration. Merrill Lynch reviewed certain projected operating and financial information, including, among other things, FFO and AFFO for Post-Distribution Wellsford, EQR and the pro forma combined entity without giving effect to potential transaction synergies. Merrill Lynch observed that in 1997, 1998 and 1999 Post-Distribution Wellsford would contribute (without giving effect to potential transaction synergies) 16.0%, 14.1% and 13.2% to the combined entity's FFO, respectively, and 16.6%, 14.6% and 13.6% to the combined entity's AFFO, respectively. Merrill Lynch also reviewed the relative contributions to the pro forma combined net asset valuation. The analysis indicated that Post-Distribution Wellsford would contribute 17.1% of the combined net asset value based upon the midpoints of the net asset value ranges.

     Pro Forma Combination Analysis. Merrill Lynch analyzed the pro forma effects resulting from the Merger, including the potential impact on EQR's projected stand alone FFO per share and the anticipated accretion (i.e., the incremental increase) to EQR's FFO per share resulting from the Merger. Merrill Lynch observed that, after giving effect to Wellsford management's estimates of potential transaction synergies, the Merger would be accretive to EQR's projected FFO per share in each of the years 1997 through 1999, inclusive. Merrill Lynch also observed that the indicated annual dividend per Wellsford share pro forma for the Merger would be $1.56 per Wellsford share, or a 19.5% implied reduction in Wellsford's current indicated dividend rate.

     Capitalization. In addition, Merrill Lynch compared EQR's book capitalization as of December 31, 1996 to (i) its book capitalization as of December 31, 1996 pro forma for the Merger and (ii) based on projections of Wellsford and EQR managements, EQR's book capitalization as of December 31, 1997 pro forma for the Merger. The total debt to book equity ratio was 87.1%, 79.4% and 80.5% as of December 31, 1996, pro forma December 31, 1996 and pro forma December 31, 1997, respectively. The total debt to capitalization ratio was 46.6%, 44.2% and 44.6% as of such respective dates. Earnings before interest, taxes, depreciation and amortization ("EBITDA") as a multiple of interest expense was 3.2x, 3.3x and 3.5x as of such respective dates, EBITDA as a multiple of fixed charges was 2.4x, 2.4x and 2.5x as of such respective dates, EBITDA less capital expenditures as a multiple of interest expense was 3.0x, 3.1x and 3.2x as of such respective dates and EBITDA less capital expenditures as a multiple of fixed charges was 2.2x, 2.3x and 2.3x as of such respective dates. Additionally, based on projections of Wellsford's management for WRP Newco, Merrill Lynch observed that the total debt to capitalization ratio of WRP Newco as of December 31, 1997 was 25.4%.

     The summary set forth above does not purport to be a complete description of the analyses performed by Merrill Lynch in arriving at its opinion. The preparation of a fairness opinion is a complex process and not necessarily susceptible to partial or summary description. Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, could create a misleading view of the processes underlying its analyses set forth in its opinion. In its analyses, Merrill Lynch made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond EQR's, Wellsford's and Merrill Lynch's control. Any estimates contained in Merrill Lynch's analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future, and such estimates are inherently subject to uncertainty.

     The Wellsford Board of Trustees selected Merrill Lynch to render a fairness opinion because Merrill Lynch is an internationally recognized investment banking firm with substantial experience in transactions similar to the Merger and because it is familiar with Wellsford and its business. Merrill Lynch has from time to time rendered investment banking, financial advisory and other services to Wellsford and EQR for which it has received customary compensation. Merrill Lynch is continually engaged in the valuation of businesses and their securities in connection with Mergers and acquisitions, leveraged buyouts, negotiated underwritings, secondary distributions of listed and unlisted securities and private placements.

     Pursuant to a letter agreement dated January 14, 1997, Wellsford has agreed to pay Merrill Lynch fees as follows: (i) a cash fee of $500,000 payable upon the delivery of the Merrill Lynch Opinion, and (ii) an additional cash fee of $2 million (less any fees paid to Merrill Lynch pursuant to (i) above) to be paid upon the Closing of the Merger. WRP Newco has agreed with Wellsford to be responsible for $250,000 of such fees. Wellsford also agreed to reimburse Merrill Lynch for its reasonable out-of-pocket expenses incurred in connection with its advisory work, including the reasonable fees and disbursements of its legal counsel, subject to certain limitations, and to indemnify Merrill Lynch and certain related persons against certain liabilities arising out of or in conjunction with its rendering of services under its engagement, including certain liabilities under the federal securities laws.

     In the ordinary course of its business, Merrill Lynch may actively trade in the securities of Wellsford and EQR for its own account and the account of its customers and, accordingly, may at any time hold a long or short position in such securities.

Effective Time of the Merger

     If the Merger is approved by the requisite vote of shareholders of Wellsford and shareholders of EQR, and the other conditions to the Merger are satisfied or waived, the Merger will become effective at the time the Department accepts the Articles for record or at a different time established in the Articles, not to exceed 30 days after the Articles are accepted for record by the Department. It is presently anticipated that such filing and acceptance will be made on or about _________, 1997, and that the Effective Time of the Merger will occur on such date unless a different date is specified in the Articles, as discussed above, although there can be no assurance as to whether or when the Merger will occur. The Articles are attached hereto as Appendix B. See "--Representation and Warranties; Conditions to the Merger."

Representations and Warranties; Conditions to the Merger

     The Merger Agreement contains representations and warranties by EQR and Wellsford regarding, among other things, their organization and good standing, capitalization, ownership and capitalization of their subsidiaries, qualification to do business, authority to enter into the Merger Agreement and related agreements, filings with the Commission, reliability of financial statements, compliance with applicable laws and regulations, taxation and qualification as a REIT, properties, development rights (with respect to Wellsford only), environmental matters, contracts, debt instruments, employee benefit plans, undisclosed liabilities and the absence of certain legal proceedings and other events, including material adverse changes in the parties' businesses, financial condition or results of operations. These representations and warranties will not survive the Effective Time.

     The respective obligations of EQR and Wellsford to effect the Merger are subject to the following conditions: (i) approval of the Merger Agreement, and the transactions contemplated therein, by the shareholders of Wellsford and EQR,
(ii) approval by the NYSE of the listing of the shares of Survivor Common to be issued in the Merger, (iii) the Registration Statement shall not be the subject of any stop order or proceeding by the Commission seeking a stop order, (iv) no injunctions or restraints shall have been issued by any court of competent jurisdiction preventing the consummation of the Merger, (v) all state securities laws shall have been complied with, (vi) execution of the Contribution and Distribution Agreement,
(vii) execution of the Common and Preferred Stock Purchase Agreement between ERP Operating Partnership and WRP Newco (the "Stock Purchase Agreement"), (viii) execution of the Palomino Credit Enhancement Agreement between ERP Operating Partnership and WRP Newco, (ix) execution of the Sonterra Right of First Offer Agreement between WRP Newco and ERP Operating Partnership, (x) execution of the Palomino Agreement between WRP Newco and ERP Operating Partnership, (xi) execution of the Transaction and Termination Costs Agreement among EQR, Wellsford and WRP Newco, (xii) execution of the Consulting Agreements of Jeffrey
H. Lynford and Edward Lowenthal and (xiii) the receipt of the opinion of Ballard Spahr Andrews & Ingersoll to the effect that the Merger Agreement and Articles are enforceable under Maryland law.

     The obligations of Wellsford and EQR to effect the Merger are subject to the following additional conditions: (i) all representations and warranties made by the parties shall be true and correct as of the Closing Date, which shall be deemed the case unless the breach of such representations and warranties, in the aggregate, could reasonably be expected to have a material adverse effect with respect to such parties, (ii) each party shall have performed its obligations under the Merger Agreement, (iii) as of the Closing Date, neither party, nor any of their subsidiaries, will have suffered a material adverse change in its business, financial condition or results of operations taken as a whole (a "Material Adverse Change"), (iv) each party shall have received an opinion of counsel from counsel to the other party stating that commencing with its taxable year ended December 31, 1993, its client was organized and has operated in conformity with the requirements for qualification as a REIT under the Code, (v) each party shall have received an opinion of counsel dated as of the closing date, to the effect that the Merger will qualify as a reorganization under the provisions of Section 368(a) of the Code, (vi) each party shall have received a "comfort letter" from the other party's accountants, (vii) each party shall have received an opinion from counsel to the other party addressing certain issues as set out in the Merger Agreement, and
(viii) the receipt of all consents and waivers from third parties necessary in connection with the consummation of the transactions contemplated by the Merger Agreement.

     The obligation of EQR to effect the Merger is further subject to the following conditions: (i) unless Wellsford Holly Management, Inc. ("Wellsford Management Inc.") is dissolved before the Closing Date, the voting shares of Wellsford Management Inc. shall have been transferred to EQR's designees as provided for in the Merger Agreement, (ii) certain executives of Wellsford who have agreed to the conversion of their options to purchase Wellsford Common into options to purchase WRP Newco Common will have executed agreements releasing the Surviving Trust from any obligations of Wellsford to them under options to purchase Wellsford Common which are exchanged for or converted into options to purchase WRP Newco Common, (iii) the Articles of Incorporation of WPHC shall have been amended to modify its equity structure as provided in the Merger Agreement and (iv) Wellsford's ownership interest in WPHC immediately prior to the Distribution by Wellsford of WRP Newco Common shall consist solely of 80 voting shares of WPHC and 20 non-voting shares of WPHC.

Appraisal Rights

     Shareholders of Wellsford and shareholders of EQR are not entitled to dissenting shareholders' appraisal rights under Maryland law. Maryland law does not provide appraisal rights to shareholders of a real estate investment trust in connection with a merger if their shares are listed on a national securities exchange, such as the NYSE, on the record date for determining shareholders entitled to vote on such merger. All of the shares of EQR and Wellsford outstanding on the record date for determining the shareholders entitled to vote on the Merger were listed on the NYSE.

Regulatory Matters

     EQR and Wellsford believe that the Merger may be consummated without notification being given or certain information being furnished to the Federal Trade Commission (the "FTC") or the Antitrust Division of the Department of Justice (the "Antitrust Division") pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act"), and that no waiting period requirements under the HSR Act are applicable to the Merger. However, at any time before or after the Effective Time, either the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, or certain other persons could take action under the antitrust laws, including seeking to enjoin the Merger. EQR and Wellsford believe that consummation of the Merger would not violate any antitrust laws. However, there can be no assurance that a challenge to the Merger on antitrust grounds will not be made or, if a challenge is made, what the result will be.

Termination Provisions

     The Merger Agreement provides that it may be terminated at any time prior to the filing of the Articles with the Department, whether before or after approval of the Merger by the shareholders of Wellsford and EQR, by mutual written consent, duly authorized by the Boards of Trustees of EQR and Wellsford. In addition, the Merger Agreement may be terminated by EQR or Wellsford (i) if the Merger has not been consummated by August 1, 1997 (provided the terminating party will not have breached in any material respect its obligations under the Merger Agreement in any manner that will have proximately contributed to the occurrence of such failure), (ii) upon a breach of any representation, warranty, covenant, obligation or agreement, on the part of the non-terminating party set forth in the Merger Agreement, such that certain conditions set forth in the Merger Agreement would be incapable of being satisfied by August 1, 1997, (iii) if the requisite vote of the shareholders of EQR or Wellsford will not have been obtained at the meeting of such shareholders, or (iv) if an order, decree, ruling or other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement will have become final and non-appealable.

     The Merger Agreement may be terminated by Wellsford, if prior to the Wellsford Special Meeting, the Wellsford Board of Trustees withdraws or modifies its approval or recommendation of the Merger in connection with, or approves or recommends, a Superior Acquisition Proposal (as defined hereinafter). The Merger Agreement may be terminated by EQR if (i) prior to the Wellsford Special Meeting, the Wellsford Board of Trustees withdraws or modifies in any manner adverse to EQR its approval or recommendation of the Merger or the Merger Agreement in connection with, or approves or recommends, a Superior Acquisition Proposal, or (ii) Wellsford enters into a definitive agreement with respect to any Acquisition Proposal.

     The Merger Agreement defines an "Acquisition Proposal" as a merger, acquisition, tender offer, exchange offer, consolidation, sale of assets or similar transaction involving all or any significant portion of the assets or any equity securities of, Wellsford or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement. The Merger Agreement defines a "Superior Acquisition Proposal" as a bona fide acquisition proposal by a third party which a majority of the members of the Wellsford Board of Trustees determines in good faith to be more favorable to Wellsford's shareholders from a financial point of view than the Merger and which the Board of Trustees of Wellsford determines is reasonably capable of being consummated.

Termination Fee and Expenses

     The Merger Agreement provides for certain payments by Wellsford to EQR in connection with the termination of the Merger Agreement. These payments are (i) a Break-Up Fee of $14 million, plus (ii) Break-Up Expenses equal to the out-of-pocket expenses incurred in connection with the Merger Agreement and the transactions contemplated thereunder, up to a maximum of $2.5 million. If the Merger Agreement is terminated due to the Wellsford Board of Trustees having withdrawn or modified its approval or recommendation of the Merger or the Merger Agreement in connection with, or having approved or recommended a Superior Acquisition Proposal, or if Wellsford will have entered into a definitive agreement with respect to any Acquisition Proposal, Wellsford is obligated to pay EQR the Break-Up Fee. Additionally, if the Merger Agreement is terminated due to a breach of any representation, warranty, covenant, obligation or agreement by Wellsford or EQR, or failure by either Wellsford or EQR to obtain the required shareholder approval, then the breaching party, or the party which failed to obtain such shareholder approval, shall pay to the other party an amount equal to the Break-Up Expenses. If the Merger is not consummated, other than due to the termination of the Merger Agreement by (i) the mutual written consent of the respective Boards of Trustees of EQR and Wellsford, (ii) either party, upon the failure by EQR to obtain the required shareholder approval, or
(iii) Wellsford, upon a breach of any representation, warranty, covenant, obligation or agreement on the part of EQR resulting in a "material adverse effect" to EQR, and either prior to the termination of the Merger Agreement or within 12 months thereafter, Wellsford or any of its subsidiaries enters into any written Acquisition Proposal which is subsequently consummated, Wellsford is required to pay the Break-Up Fee to EQR, as compensation and liquidated damages for the loss suffered by EQR as a result of the failure of the Merger to be consummated and to avoid the difficulty of determining damages under the circumstances. Neither party shall have any liability to the other after payment of the Break-Up Fee.

     Except as described above, all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (the "Transaction Costs") will be allocated between EQR and the Surviving Trust. If the portion of the Transaction Costs allocated to the Surviving Trust exceeds an amount specified in the Merger Agreement, WRP Newco will be obligated to reimburse the Surviving Trust for such excess amount. If WRP Newco becomes obligated to reimburse the Surviving Trust in the manner described above, the funds contributed to WRP Newco by Wellsford under the Contribution and Distribution Agreement will be decreased by an amount equal to the amount which WRP Newco is obligated to reimburse the Surviving Trust.

No Solicitation of Other Transactions

     Wellsford has agreed that (i) it and its subsidiaries will not, and it will use its best efforts not to permit its officers, trustees, employees, agents or financial advisors to initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to its shareholders) with respect to a merger, acquisition, tender offer, exchange offer, consolidation, sale of assets or similar transactions involving all or any significant portion of the assets or any equity securities of, it or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement and (ii) it will notify EQR immediately if Wellsford receives any such inquiries or proposals, or any requests for such information, or if any negotiations or discussions are sought to be initiated or continued with it with respect to any of the foregoing. The Merger Agreement does not, however, prohibit a party from entering into discussion with respect to an unsolicited proposal if the Board of Trustees of that party determines that such action is required by its duties to its shareholders imposed by law.

     EQR has agreed that if it enters into negotiations with another entity having a class of equity securities registered under the Exchange Act regarding the acquisition of such entity (whether effected through a merger, consolidation, share exchange, tender offer or other form), then at least three
(3) business days prior to executing any definitive agreement with such entity with respect to such acquisition or making a tender offer for the shares or other ownership interests of such entity, EQR shall notify Wellsford of such transaction and consult with Wellsford with respect thereto, it being understood, however, that Wellsford shall have no approval rights with respect thereto.

Conversion of Shares

     Each share of Wellsford Common outstanding immediately prior to the Effective Time will be converted into .625 of a share of Survivor Common. All such shares of Wellsford Common, when so converted, will cease to be outstanding and will automatically be cancelled and retired and each holder of a certificate representing any such shares will cease to have any rights with respect thereto, except the right to receive the shares of Survivor Common and any cash, without interest, in lieu of fractional shares to be issued or paid in consideration therefor upon the surrender of such certificate in accordance with the Merger Agreement, as well as dividends and distributions declared with a record date after the Effective Time.

     Each share of Wellsford Preferred, consisting of Wellsford Series A and Wellsford's Series B Cumulative Redeemable Preferred Shares of Beneficial Interest ("Wellsford Series B"), outstanding immediately prior to the Effective Time will continue as a preferred share of the Surviving Trust with its same preferences and other terms except that each share of Wellsford Series A will be redesignated as one share of Series D Convertible Preferred Share of Beneficial Interest in the Surviving Trust ("Survivor Series D") and each share of Wellsford Series B will be redesignated as one share of Series E Cumulative Redeemable Preferred Share of Beneficial Interest in the Surviving Trust ("Survivor Series E"); provided, however, that the conversion ratio for Survivor Series D shall be adjusted in accordance with its terms. At the Effective Time, each certificate representing outstanding shares of Wellsford Series A and Wellsford Series B will cease to have any rights with respect to such shares, except the right to receive a certificate of the Surviving Trust representing an equal number of Survivor Series D or Survivor Series E, as the case may be.

     Each share of EQR Common outstanding immediately prior to the Effective Time will be converted into and continue as one share of Survivor Common. At the Effective Time, each certificate representing shares of EQR Common will thereafter represent an equal number of shares of Survivor Common.

     Each share of EQR Preferred, consisting of 9 1\8% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $.01 par value per share (the "Series A Preferred Shares"), 9 1\8% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $.01 par value per share (the "Series B Preferred Shares"), and 9 1\8% Series C Cumulative Redeemable Preferred
Shares of Beneficial Interest, $.01 par value per share (the "Series C Preferred Shares"), outstanding immediately prior to the Effective Time will be converted into and continue with its same preferences as one share of the Surviving Trust's 9 3\8% Series A Cumulative Redeemable Preferred Shares of
Beneficial Interest ("Survivor Series A"), the Surviving Trust's 9 1\8%
Series B Cumulative Redeemable Preferred Shares of Beneficial Interest ("Survivor Series B") or the Surviving Trust's 9 1\8% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest ("Survivor Series C"), respectively. At the Effective Time, each certificate evidencing outstanding shares of Series A Preferred Shares, Series B Preferred Shares or Series C Preferred Shares will thereafter evidence an equal number of shares of Survivor Series A, Survivor Series B or Survivor Series C, respectively.

     The issuance, terms and conditions of the Survivor Common and the Survivor Preferred (collectively, the "Survivor Shares") will be governed by the Surviving Trust's Declaration. For a detailed description of the provisions of the Surviving Trust's Declaration, see "Comparison of Rights of Shareholders."

Appointment of Exchange Agent

     In order to facilitate distribution of certificates representing shares of the Surviving Trust to Wellsford shareholders, the Surviving Trust will appoint Boston EquiServe LLP, an affiliate of First National Bank of Boston, to act as Exchange Agent in connection with the Merger. The Exchange Agent will enter into an agreement with EQR and Wellsford pursuant to which it will agree to act as agent for purposes of distributing the certificates representing shares of the Surviving Trust to Wellsford shareholders.

Exchange of Certificates

     Wellsford shareholders should not tender their certificates representing Wellsford shares with their proxy. Promptly after the Effective Time, the Exchange Agent will mail to all Wellsford shareholders transmittal materials, including a letter of transmittal (the "Letter of Transmittal") for use in exchanging certificates evidencing Wellsford Shares for certificates evidencing Survivor Shares. As soon as practicable after the Letter of Transmittal is properly completed and returned, along with the certificates evidencing Wellsford Shares, to the Exchange Agent, the person specified in the Letter of Transmittal will receive certificates for the number of whole shares of Survivor Shares and, to the extent applicable, any cash in lieu of fractional shares of Survivor Common, to which such person is entitled as a result of the Merger.
The Letter of Transmittal is expected to provide instructions for shareholders who have lost or misplaced their certificates and wish to tender their shares.

     Each Survivor Share for which Wellsford Shares are exchanged in the Merger will be deemed to have been issued at the Effective Time. Accordingly, Wellsford shareholders who receive Survivor Shares in the Merger will be entitled to receive any dividends or other distributions which may be payable to all holders of record of Survivor Shares with respect to any record date after the Effective Time. No holder of Wellsford Shares will be entitled to receive Survivor Shares or cash in lieu of fractional Survivor Common, and no dividends or other distributions will be paid with respect to any Survivor Shares, until the certificate or certificates formerly representing such holder's Wellsford Shares have been surrendered in accordance with the procedures described above. At the time such surrender has been accomplished, a certificate representing the appropriate number of Survivor Shares will be issued and accrued dividends and other distributions on such Survivor Shares will be paid without interest. Existing shareholders of EQR are not required to tender their certificates representing EQR Shares. Certificates for EQR Shares will represent the same number and type of Survivor Shares.

Conduct of Business Pending the Merger

     Except as (i) contemplated by the Merger Agreement, (ii) necessary to accomplish the Distribution, (iii) as disclosed to EQR, or (iv) consented to in writing by EQR, Wellsford will, and will cause each of its subsidiaries to: (a) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as before the date of the Merger Agreement, (b) use reasonable efforts to preserve intact its business organizations and goodwill and keep available the services of its officers and employees, (c) confer on a regular basis with one or more representatives of EQR to report operational matters of materiality and, subject to certain qualifications, any proposals to engage in material transactions, (d) promptly notify EQR of any material emergency or other material change in the condition (financial or otherwise), business, properties, assets, liabilities, prospects or the normal course of its businesses or in the operation of its properties, or of any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), (e) promptly deliver to EQR true and correct copies of any report, statement or schedule filed with the Commission subsequent to the date of the Merger Agreement, (f) maintain its books and records in accordance with generally accepted accounting principles ("GAAP") consistently applied and not change in any material manner any of its methods, principles or practices of accounting in effect at the "Financial Statement Date" (as defined in the Merger Agreement), except as may be required by the Commission, applicable law or GAAP, (g) duly and timely file all reports, tax returns and other documents required to be filed with Federal, state, local and other authorities, subject to extensions permitted by law, provided Wellsford notifies EQR that it is availing itself of such extensions and provided such extensions do not adversely affect Wellsford's status as a qualified REIT under the Code, (h) not make or rescind any express or deemed election relative to taxes (unless required by law or necessary to preserve Wellsford's status as a REIT or the status of any Wellsford subsidiaries as a partnership for Federal income tax purposes), (i) not acquire, enter into any option to acquire, or exercise an option or contract to acquire, additional real property, incur additional indebtedness except for working capital under its revolving line(s) of credit, encumber assets or commence construction of, or enter into any agreement or commitment to develop or construct, other real estate projects, except in the ordinary course of business, which shall include all activities necessary to proceed with the acquisition, ownership and construction of Phases I, II and III of Palomino Park in accordance with the agreements in existence on the date of the Merger Agreement and previously furnished to EQR, (j) not amend its Declaration of Trust, Bylaws, or the articles of incorporation, bylaws, partnership agreement, joint venture agreement or comparable charter or organization document of any subsidiary without EQR's prior written consent; provided that EQR will not unreasonably withhold or delay its consent to non-material amendments to organizational documents of such subsidiaries, (k) make no change in the number of shares of beneficial interest or capital stock, other than pursuant to (i) the exercise of options, rights or similar securities outstanding as of the date hereof and disclosed to EQR, (ii) the conversion ratio of Wellsford Series A pursuant to the terms of the Articles Supplementary for the Wellsford Series A, (iii) options to purchase Wellsford Common which are issued, and (iv) the Dividend Reinvestment and Share Purchase Plan of Wellsford, (l) grant no options or other right or commitment relating to its shares of beneficial interest or capital stock, membership interests or units of limited partnership interest or any security convertible into its shares of beneficial interest or capital stock, membership interests or units of limited partnership interest, or any security the value of which is measured by shares of beneficial interest, or any security subordinated to the claim of its general creditors, (m) not (i) authorize, declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of its beneficial interest or capital stock, except as provided in the Merger Agreement and in connection with the use of shares of beneficial interest to pay the exercise price or tax withholding in connection with equity-based employee benefit plans, or (ii) directly or indirectly redeem, purchase or otherwise acquire any shares of beneficial interest, membership interests or units of limited partnership interest or any option, warrant or right to acquire, or security convertible into, shares of beneficial interest, membership interests, or units of limited partnership interest, (n) not sell, lease, mortgage, subject to lien or otherwise dispose of any material part of its assets, individually or in the aggregate, except in the ordinary course of business or as disclosed to EQR, (o) not make any loans, advances or capital contributions to, or investments in, any other person or entity, other than (i) loans, advances and capital contributions to Wellsford subsidiaries in existence on the date of the Merger Agreement (other than WRP Newco) and (ii) loans to WRP Newco and WRP Newco subsidiaries bearing interest at a rate per annum equal to the rate of interest payable under the Second Amended and Restated Revolving Credit Agreement dated June 30, 1995 between Wellsford and First National Bank of Boston; (p) not pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) furnished to EQR or incurred in the ordinary course of business consistent with past practice, (q) not enter into any commitment, contractual obligation, capital expenditure or transaction (each, a "Commitment") which may result in total payments or liability by or to it in excess of $1 million or aggregate Commitments in excess of $5 million, (r) not guarantee the indebtedness of another person or entity, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or entity or enter into any arrangement having the economic effect of any of the foregoing, other than guarantees of indebtedness of WRP Newco and its subsidiaries provided, that on the Closing Date, the Surviving Trust is released from any obligations with respect to such guarantees, or the indebtedness so guaranteed is paid in full without payment by the Surviving Trust or its subsidiaries, (s) not enter into any Commitment with any officer, trustee, consultant or affiliate of Wellsford or any of the Wellsford's subsidiaries, except as contemplated by the Merger Agreement, (t) not increase any compensation or enter into or amend any employment agreement with any of its officers, directors or employees earning more than $50,000 per annum, other than waivers by employees of benefits under such agreements, (u) not adopt any new employee benefit plan or amend any existing plans or rights, except for changes which are required by law and changes which are not more favorable to participants than provisions presently in effect, and (v) not settle any shareholder derivative or class action claims arising out of or in connection with any of the transactions contemplated by the Merger Agreement, (w) not change the ownership of any of its subsidiaries except pursuant to the Contribution Agreement and (x) not accept a promissory note in payment of the exercise price payable under any option to purchase shares of Wellsford Common. Wellsford has agreed to cause WRP Newco and its subsidiaries to repay, on the Closing Date, all its loans made to any of them and to procure, on the Closing Date, the release of Wellsford and its subsidiaries from any guarantees of the obligations of WRP Newco and its subsidiaries other than the guarantees contemplated under the Credit Enhancement Agreement and Palomino Agreement by Wellsford. In the event WRP Newco is unable to repay such loans to Wellsford on the Closing Date, EQR may, at its option, and in lieu of terminating the Merger Agreement, require WRP Newco to execute and deliver to the Surviving Trust a promissory note in the amount of such indebtedness, payable in 12 equal consecutive monthly installments together with interest thereon.

     For purposes of this section, the Merger Agreement provides that any contract, transaction or other event will be deemed to be material if it would result or is expected to result in a net impact on Wellsford's consolidated income statement in excess of $1 million, or on Wellsford's consolidated balance sheet in excess of $1 million.

     Prior to the Effective Time, WRP Newco and its subsidiaries will not be bound by the restrictions which would otherwise be applicable under (a), (b),
(c), (d), (i), (j), (k), (l), (m)(ii), (n), (o), (p), (q), (r), (s), (t), (u),
or (w) above; provided, however, that in no event may WRP Newco: (i) issue any of its shares to any person or entity other than Wellsford prior to the Distribution for less than fair value; (ii) take any action or fail to take any action which would reasonably be expected to result in the termination of or a challenge to Wellsford's status as a REIT within the meaning of Section 856 of the Code, or result in a Material Adverse Effect to Wellsford; (iii) enter into any contract which creates or imposes any obligation on, or otherwise purports to bind, Wellsford or any of the other Wellsford subsidiaries; (iv) take any action or omit to take any action which causes a default under any loan agreement to which Wellsford is a party; (v) amend its Articles of Incorporation or By-laws in any manner which is inconsistent with the provisions of the WRP Newco Stock Purchase Agreement.

     Prior to the Effective Time, except as (i) contemplated by the Merger Agreement, or (ii) consented to in writing by Wellsford, EQR will, and will cause each of its subsidiaries to: (a) use its reasonable efforts to preserve intact its business organizations and goodwill and keep available the services of its officers and employees, (b) confer on a regular basis with one or more representatives of Wellsford to report operational matters of materiality which could have a EQR Material Adverse Effect (as defined in the Merger Agreement),
(c) promptly notify Wellsford of any material emergency or other material change in the condition (financial or otherwise), business, properties, assets, liabilities, prospects or the normal course of its businesses or in the operation of its properties, or of any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), (d) promptly deliver to Wellsford true and correct copies of any report, statement or schedule filed with the Commission subsequent to the date of the Merger Agreement, (e) maintain its books and records in accordance with GAAP consistently applied, and (f) duly and timely file all reports, tax returns and other documents required to be filed with Federal, state, local and other authorities.

     In addition, during the period beginning the day after the fifth (5th) trading day prior to the date of this Joint Proxy Statement/Prospectus/Information Statement and ending on (but including) the Closing Date, EQR will not (a) issue any EQR Common or other securities convertible into EQR Common in any single transaction or series of transactions having an aggregate issuance price in excess of $250 million, or (b) announce any merger with or acquisition of all or substantially all the assets of another entity which has net assets in excess of $250 million.

Waiver and Amendment

     The Merger Agreement provides that, at any time prior to the Effective Time, either party may, to the extent legally allowed and set forth in a written instrument signed on behalf of such party, (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant thereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained in the Merger Agreement.

     The Merger Agreement provides that it may be amended by the parties by action taken by the Boards of Trustees of EQR and Wellsford, at any time before or after approval of the Merger Agreement by the shareholders of EQR or Wellsford and prior to the filing of the Articles of Merger with the Department. After any such approval by the shareholders of EQR or Wellsford, no amendment may be made which by law requires the further approval of shareholders or partners without obtaining such further approval.

Stock Exchange Listing

     The Surviving Trust will apply to list the Survivor Shares issuable in connection with the Merger on the NYSE. Approval of the listing of such shares on the NYSE, subject to official notice of issuance, is a condition to the respective obligations of the parties to consummate the Merger.

Anticipated Accounting Treatment

     The Merger will be treated as a purchase in accordance with Accounting Principles Board Opinion No. 16. Purchase accounting for a merger is the same as the accounting treatment used for the acquisition of any group of assets.
The fair market value of the consideration given by the Surviving Trust in the Merger will be used as the valuation basis of the combination. The assets acquired and liabilities assumed of Wellsford will be recorded at their relative fair market values as of the Effective Date. The financial statements of the Surviving Trust will reflect the combined operations of EQR and Wellsford from the date of the Merger.

Shares Available for Resale

     The issuance of Survivor Common upon consummation of the Merger will be registered under the Securities Act. Such shares may be traded freely and without restriction by those shareholders not deemed to be "affiliates" of Wellsford as that term is defined in the rules and regulations promulgated pursuant to the Securities Act. "Affiliates" are generally defined as persons who control, are controlled by or are under common control with an issuer. This Joint Proxy Statement/Prospectus/Information Statement does not cover any resales of Survivor Common received by affiliates of Wellsford.

Contribution of Assets of Wellsford to ERP Operating Partnership

     Immediately after the Effective Time, the assets of Wellsford at the Effective Time, subject to the liabilities of Wellsford, will be contributed by the Surviving Trust to ERP Operating Partnership, in exchange for general partner units of ERP Operating Partnership equal in number to the number of shares of Survivor Common issued to the Wellsford Common Shareholders and preferred units of ERP Operating Partnership equal in number to the number of outstanding shares of Wellsford Preferred. In connection with the contribution of assets to ERP Operating Partnership by the Surviving Trust, all of Wellsford's senior unsecured indebtedness will become the obligation of ERP Operating Partnership. ERP Operating Partnership will assume the Surviving Trust's full and complete obligations with respect to Wellsford's senior unsecured debt which will become an unconditional obligation of ERP Operating Partnership. ERP Operating Partnership will execute and deliver a legally binding assumption agreement in connection with the assumption of such Wellsford unsecured debt.


Certain Federal Income Tax Consequences

     The following is a general summary of the material United States Federal income tax consequences of the Merger to EQR, Wellsford and their respective shareholders. The following summary is based upon current provisions of the Code, existing, temporary and final regulations thereunder and current administrative rulings and court decisions, all of which are subject to change (possibly on a retroactive basis). No attempt has been made to comment on all United States Federal income tax consequences of the Distribution and the Merger that may be relevant to particular holders of Wellsford Shares and EQR Shares, including holders that are subject to special tax rules such as dealers in securities, mutual funds, insurance companies, tax-exempt entities, holders who do not hold their Wellsford Shares or EQR Shares as capital assets and holders that, for United States Federal income tax purposes, are non-resident alien individuals, foreign corporations, foreign partnerships or foreign estates or trusts.

     The tax discussion set forth below is included for general information only. It is not intended to be, nor should it be construed to be, legal or tax advice to any particular holder of Wellsford Shares or EQR Shares. Because of the particular tax attributes of holders of Wellsford Shares or EQR Shares, the Merger may have differing tax implications for such holders. Accordingly, holders of Wellsford Shares or EQR Shares are urged and expected to consult with their own legal and tax advisers regarding the United States federal income tax consequences of the Merger and any other consequences to them of the Merger under state, local and foreign tax laws.

     Tax Consequences of Merger. Rudnick & Wolfe, counsel to EQR in connection with the Merger, will render an opinion to EQR that on the basis of the facts, representations and assumptions set forth in such opinion:

     (i)     the Merger will constitute a reorganization within the meaning of
Section 368(a) of the Code, and EQR and Wellsford will each be a party to such reorganization within the meaning of Section 368(b) of the code;

     (ii) no gain or loss will be recognized by EQR as a result of the Merger;

     (iii) no gain or loss will be recognized by the shareholders of EQR upon the exchange of their EQR Common solely for Survivor Common pursuant to the Merger;

     (iv) no gain or loss will be recognized by the shareholders of EQR upon the exchange of their EQR Preferred solely for Survivor Preferred pursuant to the Merger;

     (v) the tax basis of the Survivor Common received or deemed to be received by any holder of EQR Common in exchange for EQR Common pursuant to the Merger will be the same as the tax basis of such EQR Common exchanged therefor;

     (vi) the tax basis of the Survivor Preferred received or deemed to be received by any holder of EQR Preferred in exchange for EQR Preferred pursuant to the Merger will be the same as the tax basis of such EQR Preferred exchanged therefor;

     (vii) the holding period for Survivor Common and Survivor Preferred received in exchange for EQR Common and EQR Preferred, respectively, pursuant to the Merger will include the period that such EQR Common and EQR Preferred were held by the holder, provided that such EQR Common and EQR Preferred were held as capital assets by such holder at the Effective Time;

     (viii) subsequent to the Merger, the proposed method of operation described in this Joint Proxy Statement/Prospectus/Information Statement and as represented by EQR should enable the Surviving Trust to satisfy the requirements under the Code to qualify as a REIT for federal income tax purposes; and

     (ix) ERP Operating Partnership will be classified as a partnership for federal income tax purposes.

     Robinson Silverman Pearce Aronsohn & Berman LLP, counsel to Wellsford in connection with the Merger, will render an opinion to Wellsford that on the basis of the facts, representations and assumptions set forth in such opinion:

     (i)     the Merger will constitute a reorganization within the meaning of
Section 368(a) of the Code, and EQR and Wellsford will each be a party to such reorganization within the meaning of Section 368(b) of the Code;

     (ii) no gain or loss for federal income tax purposes will be recognized by Wellsford as a result of the Merger;

     (iii) no gain or loss will be recognized by the shareholders of Wellsford upon the exchange of their Wellsford Common solely for Survivor Common pursuant to the Merger;

     (iv) no gain or loss will be recognized by the shareholders of Wellsford upon the exchange of their Wellsford Preferred solely for Survivor Preferred pursuant to the Merger;

     (v) the tax basis of the Survivor Common received or deemed to be received by any holder of Wellsford Common in exchange for Wellsford Common pursuant to the Merger will be the same as the tax basis of such Wellsford Common exchanged therefor;

     (vi) the tax basis of the Survivor Preferred received or deemed to be received by any holder of Wellsford Preferred in exchange for Wellsford Preferred pursuant to the Merger will be the same as the tax basis of such Wellsford Preferred exchanged therefor;

     (vii) the holding period for Survivor Common and Survivor Preferred received in exchange for Wellsford Common and Wellsford Preferred, respectively, pursuant to the Merger will include the period that such shares of Wellsford Common and Wellsford Preferred, respectively, were held by the holder, provided that such Wellsford Common and Wellsford Preferred were held as capital assets by such holder at the Effective Time; and

     (viii) a shareholder of Wellsford Common who receives cash in lieu of a fractional share of Wellsford Common pursuant to the Merger will recognize gain or loss equal to the difference, if any, between such shareholder's basis in the fractional share and the amount of cash received.

     Shareholders of EQR and Wellsford should be aware that such opinions of counsel are not binding on the United States IRS, and no assurance is or will be given that the IRS would not adopt a contrary position or that the IRS position would not be sustained by a court.

     Qualification of Surviving Trust as a REIT.

     General.  Wellsford elected REIT status commencing with its taxable year
     -------
ending December 31, 1992. In the opinion of Robinson Silverman Pearce Aronsohn & Berman LLP, which has acted as counsel to Wellsford, Wellsford was organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code for its taxable years ended December 31, 1992 through December 31, 1996. Rudnick & Wolfe has opined that, subsequent to the Merger, the Surviving Trust's proposed method of operation described in this Joint Proxy Statement/Prospectus/Information Statement and as represented by EQR should enable it to meet the requirements for qualification and taxation as a REIT. It must be emphasized that this opinion is based on various assumptions relating to the organization and operation of the Surviving Trust, ERP Operating Partnership, the Management Partnerships, Equity Residential Properties Management Corp., Equity Residential Properties Management Corp. II, Equity Residential Properties Management Corp. III and Wellsford Management Corp. (collectively, the "Management Corps."), the limited partnerships and limited liability companies (the "Financing Partnerships") that own the beneficial interest of certain properties encumbered by mortgage financing, and various qualified REIT subsidiaries wholly owned by the Surviving Trust (each a "QRS Corporation") (collectively, the Management Partnerships, the Management Corps., the Financing partnerships and the QRS Corporations may be referred to as the "Subsidiary Entities"), and is conditioned upon certain representations made by EQR and ERP Operating Partnership as to certain relevant factual matters, including matters related to the organization, expected operation, and assets of the Surviving Trust, ERP Operating Partnership and the Subsidiary Entities. The Surviving Trust's qualification and taxation as a REIT depend upon the Surviving Trust's ability to meet on a continuing basis, through actual annual operating and other results, the various requirements under the Code and described in the Prospectus with regard to, among other things, the sources of its gross income, the composition of its assets, the level of its dividends to shareholders, and the diversity of its share ownership. Neither Rudnick & Wolfe nor Robinson Silverman Pearce Aronsohn & Berman LLP will review the Surviving Trust's compliance with these requirements on a continuing basis. No assurance can be given that the actual results of the operations of the Surviving Trust, ERP Operating Partnership, and the Subsidiary Entities, the sources of their income, the nature of their assets, the level of the Surviving Trust's dividends to shareholders and the diversity of its share ownership for any given taxable year will satisfy the requirements under the Code for qualification and taxation as a REIT.

     In any year in which the Surviving Trust qualifies as a REIT, generally it will not be subject to Federal income tax on that portion of its REIT taxable income or capital gain which is distributed to shareholders. This treatment substantially eliminates the "double taxation" (at both the corporate and shareholder levels) that generally results from the use of corporate investment vehicles. The Surviving Trust may, however, be subject to tax at normal corporate rates upon any taxable income or capital gain not distributed.

     If the Surviving Trust should fail to satisfy either the 75% or the 95% gross income test (as discussed below), and nonetheless maintains its qualification as a REIT because certain other requirements are met, it will be subject to a 100% tax on the greater of the amount by which it fails the 75% or the 95% test, multiplied by a fraction intended to reflect its profitability. The Surviving Trust will also be subject to a 100% tax on net income derived from any "prohibited transaction," as described below. In addition, if the Surviving Trust should fail to distribute during each calendar year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year, and (iii) any undistributed taxable income from prior years, the Surviving Trust would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. The Surviving Trust may also be subject to the corporate "alternative minimum tax," as well as tax in certain situations and on certain transactions not presently contemplated. The Surviving Trust will use the calendar year both for Federal income tax purposes and for financial reporting purposes.

     In order to qualify as a REIT, the Surviving Trust must meet, among others, the following requirements:

     Share Ownership Test.  Shares of beneficial interest of the Surviving Trust
     --------------------
must be held by a minimum of 100 persons for at least 335 days of a taxable year that is 12 months, or during a proportionate part of a taxable year of less than 12 months. In addition, no more than 50% in value of the shares of beneficial interest of the Surviving Trust may be owned, directly or indirectly and by applying certain constructive ownership rules, by five or fewer individuals during the last half of each taxable year. EQR and Wellsford believe that they have each satisfied both of these tests, and EQR believes the Surviving Trust will continue to do so. In order to help comply with the second of these tests, the Surviving Trust has placed certain restrictions on the transfer of the Survivor Common and Survivor Preferred that are intended to prevent further concentration of share ownership.

     Asset Tests.  At the close of each quarter of the Surviving Trust's taxable
     -----------
year, the Surviving Trust must satisfy two tests relating to the nature of its assets. First, at least 75% of the value of the Surviving Trust's total assets must be represented by any combination of interests in real property, interests in mortgages on real property, shares in other REITs, cash, cash items and certain government securities. Second, although the remaining 25% of the Surviving Trust's assets generally may be invested without restriction, securities in this class may not exceed either (i) 5% of the value of the Surviving Trust's total assets as to any one issuer, or (ii) 10% of the outstanding voting securities of any one issuer. Where the Surviving Trust invests in a partnership, it will be deemed to own a proportionate share of the partnership's assets. The Surviving Trust's investment in the properties of Wellsford through its interest in ERP Operating Partnership will constitute qualified assets for purposes of the 75% asset test.

     ERP Operating Partnership will own none of the voting stock of the Management Corps. except for Wellsford Management Inc., in which ERP Operating Partnership will own 10% of the voting stock. ERP Operating Partnership will own 100% of the non-voting stock of each of the Management Corps. ERP Operating Partnership will also own 100% of the Class A Common Stock of WRP Newco and 100% of the Series A 8% Convertible Redeemable Preferred Stock of WRP Newco. By virtue of its partnership interest in ERP Operating Partnership, the Surviving Trust will be deemed to own its pro rata share of the assets of ERP Operating Partnership, including the stock of the Management Corps. and WRP Newco as described above. ERP Operating Partnership has not and does not intend to own more than 10% of the voting securities of the Management Corps. or WRP Newco.

     In addition, based upon its analysis of the estimated value of the stock of the Management Corps. and WRP Newco owned by ERP Operating Partnership relative to the estimated value of the other assets owned by ERP Operating Partnership, EQR believes that its pro rata share of the stock of WRP Newco and each Management Corp. held by ERP Operating Partnership will not exceed 5% of the total value of the Surviving Trust's assets. No independent appraisals, however, have been obtained to support this conclusion. This 5% limitation must be satisfied not only on the date that the Surviving Trust first acquires stock of WRP Newco or a Management Corp., but also at the end of each quarter in which the Surviving Trust increases its interest in WRP Newco or any of the Management Corps. (including as a result of increasing its interest in ERP Operating Partnership as the holders of OP Units exercise their exchange rights).
Although the Surviving Trust plans to take steps to ensure that it satisfies the 5% value test for any quarter with respect to which retesting is to occur, there can be no assurance that such steps will always be successful or will not require a reduction in ERP Operating Partnership's overall interest in the Management Corps.

     The Surviving Trust's indirect interests as a general partner in the Financing Partnerships are held through the QRS Corporations, each of which is organized and operated as a "qualified REIT subsidiary" within the meaning of the Code. Qualified REIT subsidiaries are not treated as separate entities from their parent REIT. Instead, all assets, liabilities and items of income, deduction and credit of each QRS Corporation will be treated as assets, liabilities and items of the Surviving Trust. Each QRS Corporation therefore will not be subject to Federal corporate income taxation, although it may be subject to state or local taxation. In addition, the Surviving Trust's ownership of the voting stock of each QRS Corporation will not violate the general restriction against ownership of more than 10% of the voting securities of any issuer.

     Gross Income Tests.  There are three separate percentage tests relating to
     ------------------
the sources of the Surviving Trust's gross income which must be satisfied for each taxable year. For purposes of these tests, where the Surviving Trust invests in a partnership, the Surviving Trust will be treated as receiving its share of the income and loss of the partnership, and the gross income of the partnership will retain the same character in the hands of the Surviving Trust as it has in the hands of the partnership.

     1. The 75% Test. At least 75% of the Surviving Trust's gross income for each taxable year must be "qualifying income." Qualifying income generally includes (i) rents from real property (except as modified below); (ii) interest on obligations collateralized by mortgages on, or interests in, real property;
(iii) gains from the sale or other disposition of interests in real property and real estate mortgages, other than gain from property held primarily for sale to customers in the ordinary course of the Surviving Trust's trade or business ("dealer property"); (iv) distributions on shares in other REITs, as well as gain from the sale of such shares; (v) abatements and refunds of real property taxes; (vi) income from the operation, and gain from the sale, of property acquired at or in lieu of a foreclosure of a mortgage collateralized by such property ("foreclosure property"); (vii) commitment fees received for agreeing to make loans collateralized by mortgages on real property or to purchase or lease real property; and (viii) certain qualified temporary investment income attributable to the investment of new capital received by the Surviving Trust in exchange for its shares (including the Securities offered hereby) during the one-year period following the receipt of such new capital.

     Rents received from a tenant will not, however, qualify as rents from real property in satisfying the 75% test (or the 95% gross income test described below) if the Surviving Trust, or an owner of 10% or more of the Surviving Trust, directly or constructively owns 10% or more of such tenant. In addition, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as rents from real property. Moreover, an amount received or accrued will not qualify as rents from real property (or as interest income) for purposes of the 75% and 95% gross income tests if it is based in whole or in part on the income or profits of any person. Finally, for rents received to qualify as rents from real property, the Surviving Trust generally must not operate or manage the property or furnish or render services to tenants, other than through an "independent contractor" from whom the Surviving Trust derives no revenue. The "independent contractor" requirement, however, does not apply to the extent that the services provided by the Surviving Trust are "usually or customarily rendered" in connection with the rental of space for occupancy only, and are not otherwise considered "rendered to the occupant."

     The Surviving Trust, through the Management Partnerships, will provide certain services with respect to the properties of Wellsford and any newly acquired multifamily residential properties. The Surviving Trust believes that the services provided by the Management Partnerships are usually or customarily rendered in connection with the rental of space for occupancy only, and therefore that the provision of such services has not caused, and will not in the future cause the rents received with respect to the Properties to fail to qualify as rents from real property for purposes of the 75% and 95% gross income tests.

     2. The 95% Test. At least 95% of the Surviving Trust's gross income for the taxable year must be derived from the above-described qualifying income, or from dividends, interest or gains from the sale or disposition of stock or other securities that are not dealer property.

Dividends (including the Surviving Trust's share of dividends paid by the Management Corps.) and interest on any obligations not collateralized by an interest in real property and any payments made on behalf of the Surviving Trust by a financial institution pursuant to a rate protection agreement will be included as qualifying income for purposes of the 95% gross income test, but not for purposes of the 75% test. For purposes of determining whether the Surviving Trust complies with the 75% and 95% income tests, qualifying income does not include income from prohibited transactions. A "prohibited transaction" is a sale of dealer property, excluding certain dealer property held by the Surviving Trust for at least four years and excluding foreclosure property.

     The Surviving Trust's investment in the Properties, through ERP Operating Partnership, in major part will give rise to rental income qualifying under the 75% and 95% gross income tests. Gains on sales of the Properties or of the Surviving Trust's interest in ERP Operating Partnership will generally qualify under the 75% and 95% gross income tests. EQR believes that the income on its other investments, including its indirect investment in WRP Newco and the Management Corps., will not cause the Surviving Trust to fail the 75% or 95% gross income test for any year, and the Surviving Trust anticipates that this will continue to be the case.

     Even if the Surviving Trust fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may still qualify as a REIT for such year if it is entitled to relief under certain provisions of the Code. These relief provisions will generally be available if: (i) the Surviving Trust's failure to comply was due to reasonable cause and not to willful neglect; (ii) the Surviving Trust reports the nature and amount of each item of its income included in the tests on a schedule attached to its tax return; and (iii) any incorrect information on this schedule is not due to fraud with intent to evade tax. If these relief provisions apply, the Surviving Trust, however, will still be subject to a 100% tax based upon the greater of the amount by which it fails either the 75% or 95% gross income test for that year, less certain adjustments.

     3. The 30% Test. The Surviving Trust must derive less than 30% of its gross income for each taxable year from the sale or other disposition of (i) real property held for less than four years (other than foreclosure property and involuntary conversions), (ii) stock or securities held for less than one year, and (iii) property in a prohibited transaction. EQR does not anticipate that it will have any substantial difficulty in complying with this test.

     Annual Distribution Requirements.  The Surviving Trust, in order to qualify
     --------------------------------
as a REIT, is required to make dividend distributions (other than capital gain dividends) to its shareholders each year in an amount at least equal to (A) the sum of (i) 95% of the Surviving Trust's REIT taxable income (computed without regard to the dividends paid deduction and the Surviving Trust's net capital gain) and (ii) 95% of the net income (after tax), if any, from foreclosure property, minus (B) the sum of certain items of non-cash income. Such distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before the Surviving Trust timely files its tax return for such year and if paid on or before the first regular dividend payment after such declaration. To the extent that the Surviving Trust does not distribute all of its net capital gain or distributes at least 95%, but less than 100%, of its REIT taxable income, as adjusted, it will be subject to tax on the undistributed amount at regular capital gains or ordinary corporate tax rates, as the case may be.

     The Surviving Trust has made and intends to continue to make timely distributions sufficient to satisfy the annual distribution requirements. In this regard, the partnership agreement of ERP Operating Partnership authorizes the Surviving Trust, as general partner, to take such steps as may be necessary to cause ERP Operating Partnership to distribute to its partners an amount sufficient to permit the Surviving Trust to meet these distribution requirements. It is possible that the Surviving Trust may not have sufficient cash or other liquid assets to meet the 95% dividend requirement, due to the payment of principal on debt or to timing differences between the actual receipt of income and actual payment of expenses on the one hand, and the inclusion of such income and deduction of such expenses in computing the Surviving Trust's REIT taxable income on the other hand. To avoid any problem with the 95% distribution requirement, the Surviving Trust will closely monitor the relationship between its REIT taxable income and cash flow and, if necessary, will borrow funds (or cause ERP Operating Partnership or other affiliates to borrow funds) in order to satisfy the distribution requirement.

     Failure to Qualify.  If the Surviving Trust fails to qualify for taxation
     ------------------
as a REIT in any taxable year and the relief provisions do not apply, the Surviving Trust will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. Distributions to shareholders in any year in which the Surviving Trust fails to qualify will not be required and, if made, will not be deductible by the Surviving Trust. In such event, to the extent of current and accumulated earnings and profits, all distributions to shareholders will be taxable as ordinary income, and, subject to certain limitations in the Code, corporate distributees may be eligible for the dividends received deduction. Unless entitled to relief under specific statutory provisions, the Surviving Trust also will be ineligible for qualification as a REIT for the four taxable years following the year during which qualification was lost.

     Tax Aspects of the Surviving Trust's Investments in Partnerships.

     General.  The Surviving Trust will hold direct or indirect interests in ERP
     -------
Operating Partnership, WRP Newco, the Management Partnerships and certain Financing Partnerships (each individually a "Partnership" and, collectively, the "Partnerships"). The Surviving Trust believes that each of the Partnerships qualifies as a partnership (as opposed to an association taxable as a corporation) for Federal income tax purposes. If any of the Partnerships were to be treated as an association, it would be taxable as a corporation and therefore subject to an entity-level tax on its income. In such a situation, the character of the Surviving Trust's assets and items of gross income would change, which would preclude the Surviving Trust from satisfying the asset tests and possibly the income tests (see "Certain Federal Income Tax Consequences--Taxation of the Surviving Trust--Asset Tests" and "-- Gross Income Tests"), and in turn would prevent the Surviving Trust from qualifying as a REIT.

     Tax Termination of ERP Operating Partnership.  Pursuant to Section
     --------------------------------------------
708(b)(1)(B) of the Code, if within a twelve-month period, there is a sale or exchange of 50 percent or more of the total interest in a partnership's capital and profits, the partnership terminates for federal income tax purposes. Treasury Regulations under Code Section 708(b)(1)(B) (the "Section 708 Regulations") provide that if a partnership is deemed terminated by a sale or exchange of an interest, the following is deemed to occur: (a) the partnership distributes all of its assets subject to all of its liabilities to the purchaser and the other remaining partners in proportion to their respective interests in the partnership assets; and, (b) immediately thereafter, the purchaser and the other remaining partners contribute the assets, subject to the liabilities encumbering such assets, to a new partnership. Under the Section 708 Regulations, the deemed termination of a partnership will result in the closing of the partnership's taxable year and recognition of gain under Code Section 731 if the amount of money deemed distributed to the partner (including any money deemed distributed upon a shift in the liabilities of the partnership under Code
Section 752) exceeds such partner's adjusted basis in his partnership interest. Any built-in gain or loss attributable to the assets re-contributed to the partnership must be allocated among the partners of the new partnership under Code Section 704(c). See "Tax Aspects of Surviving Trusts Investment in Partnerships -- Tax Allocations With Respect to the Properties." In addition, the deemed termination requires the partnership to depreciate its assets as if they were newly acquired by the partnership at the time of termination. As a result, such assets must be depreciated over each asset's depreciable life beginning as of the date of the deemed termination.

     In connection with the Merger, more than 50 percent of the total interest in ERP Operating Partnership's capital and profits will be exchanged.
Therefore, the Merger will result in the termination of ERP Operating Partnership under Code Section 708(b)(1)(B). Accordingly, under the Section 708 Regulations, all of the assets of ERP Operating Partnership will be deemed to be distributed to the partners of ERP Operating Partnership (including the Surviving Trust) and re-contributed by such partners to a newly formed partnership. Such deemed distribution and re-contribution is not expected to cause gain recognition to the Surviving Trust under Code Section 731(a) because the amount of cash deemed distributed to the Surviving Trust as a result of the deemed liquidation (including any deemed distribution occurring under Code
Section 752 as a result of a shifting of liabilities among the partners of the ERP Operating Partnership) is not expected to exceed the Surviving Trusts's adjusted basis in the ERP Operating Partnership. Moreover, because the taxable years of both the ERP Operating Partnership and the Surviving Trust end on the same date, the closing of the ERP Operating Partnership's taxable year should have no adverse tax consequences to the Surviving Trust. However, the termination of the ERP Operating Partnership will cause the assets of the ERP Operating Partnership to be depreciated as if they were newly acquired by the ERP Operating Partnership, possibly resulting in lower annual depreciation deductions to the Surviving Trust for federal income tax purposes. In addition, the deemed re-contribution of the assets to the ERP Operating Partnership could result in a reallocation of the built-in gain attributable to the properties owned by the ERP Operating Partnership. See "Tax Aspects of Surviving Trusts Investment in Partnerships -- Tax Allocations With Respect to the Properties."

     Proposed Treasury Regulations recently promulgated by the Treasury Department (the "Proposed 708 Regulations") would alter the tax consequences of a termination under Code Section 708(b)(1)(B). Under the Proposed Section 708 Regulations, if a partnership is terminated by a sale or exchange of an interest, the following would be deemed to occur: (a) the partnership transfers all of its assets and liabilities to a new partnership in exchange for an interest in the new partnership; and (b) immediately thereafter, the terminated partnership distributes all of the interests in the new partnership to the purchasing partner and the other remaining partners in liquidation of the terminated partnership. The effect of the Proposed Regulations would be to (i) eliminate any possibility of gain recognition to the partners of the ERP Operating Partnership under Code Section 731, and (ii) eliminate any potential reallocation of ERP Operating Partnership's basis and any Section 704(c) built-in gain with respect to the properties currently held by the ERP Operating Partnership. However, under the Proposed 708 Regulations, the ERP Operating Partnership would still be required to depreciate its properties as newly acquired assets, possibly resulting in lower depreciation deductions to the Surviving Trust for federal income tax purposes. The Proposed Section 708 Regulation will apply to the deemed termination of ERP Operating Partnership if the Proposed Section 708 Regulations shall have been published as final regulations in the Federal Register as of the effective date of the Merger.

     Tax Allocations with Respect to the Properties.  Pursuant to Section 704(c)
     ----------------------------------------------
of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership (such as certain of the Properties contributed to ERP Operating Partnership in connection with both the initial public offering of EQR and the Merger) (the "Contributed Properties") must be allocated in a manner such that the contributing partner is charged with, or benefits from, respectively, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of such unrealized gain or unrealized loss is generally equal to the difference between the fair market value and the adjusted tax basis of contributed property at the time of contribution (a "Book-Tax Difference"). Such allocations are solely for Federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners. ERP Operating Partnership Agreement (as well as the Financing Partnerships agreements) require such allocations to be made in a manner consistent with Section 704(c). As a result, certain limited partners of ERP Operating Partnership will be allocated lower amounts of depreciation deductions for tax purposes and increased taxable income and gain on sale by the Partnerships of the contributed assets (including certain of the Contributed Properties). These allocations will tend to eliminate the Book-Tax Difference over the lives of the Partnerships. However, the special allocation rules of Section 704(c) as applied by the Surviving Trust will not always entirely rectify the Book-Tax Difference on an annual basis or with respect to a specific taxable transaction such as a sale. Thus, the carryover basis of the contributed assets in the hands of the Partnerships will cause the Surviving Trust to be allocated lower depreciation and other deductions, and possibly greater amounts of taxable income in the event of a sale of such contributed assets in excess of the economic or book income allocated to it as a result of such sale. This may cause the Surviving Trust to recognize taxable income in excess of cash proceeds, which might adversely affect the Surviving Trust's ability to comply with the REIT distribution requirements. See "Certain Federal Income Tax Consequences-- Qualification of the Surviving Trust as a REIT--Annual Distribution Requirements."

     Sale of the Properties.  The Surviving Trust's share of any gain realized
     ----------------------
by ERP Operating Partnership on the sale of any dealer property generally will be treated as income from a prohibited transaction that is subject to a 100% penalty tax. See "Certain Federal Income Tax Consequences--Qualification of the Surviving Trust as a REIT--Gross Income Tests--The 95% Test." Under existing law, whether property is dealer property is a question of fact that depends on all the facts and circumstances with respect to the particular transaction. The Partnerships have held and intend to continue to hold the Properties for investment with a view to long-term appreciation, to engage in the business of acquiring, developing, owning and operating the Properties and other multifamily residential properties and to make such occasional sales of the Properties as are consistent with the Surviving Trust's investment objectives. Based upon such investment objectives, the Surviving Trust believes that in general the Properties should not be considered dealer property and that the amount of income from prohibited transactions, if any, will not be material.

     Taxation of Taxable Domestic Shareholders.

     General.  As long as the Surviving Trust qualifies as a REIT, distributions
     -------
made to the Surviving Trust's taxable domestic shareholders, with respect to their shares out of current or accumulated earnings and profits (and not designated as capital gain dividends) will be taken into account by them as ordinary income and will not be eligible for the dividends received deduction for shareholders that are corporations. For purposes of determining whether distributions on the Securities are out of current or accumulated earnings and profits, the earnings and profits of the Surviving Trust will be allocated first to the Survivor Preferred Shares and second to the Survivor Common Shares.
There can be no assurance, however, that the Surviving Trust will have sufficient earnings and profits to cover distributions on the Survivor Preferred Shares. Dividends that are designated as capital gain dividends will be taxed as long-term capital gains (to the extent that they do not exceed the Surviving Trust's actual net capital gain for the taxable year) without regard to the period for which the shareholder has held its Securities. However, corporate shareholders may be required to treat up to 20% of certain capital gain dividends as ordinary income. For a discussion on the manner in which that portion of any dividends designated by the Surviving Trust as capital gains dividends will be allocated among the holders of Survivor Preferred Shares and Survivor Common Shares, see "Description of Shares of Beneficial Interest-- Survivor Preferred Shares--Distributions." To the extent that the Surviving Trust makes distributions in excess of current and accumulated earnings and profits, these distributions are treated first as a tax-free return of capital to the shareholder, reducing the tax basis of a shareholder's Securities by the amount of such distribution (but not below zero), with distributions in excess of the shareholder's tax basis taxable as capital gains (if the Securities are held as a capital asset). In addition, any dividend declared by the Surviving Trust in October, November or December of any year and payable to a shareholder of record on a specific date in any such month will be treated as both paid by the Surviving Trust and received by the shareholder on December 31 of such year, provided that the dividend is actually paid by the Surviving Trust during January of the following calendar year. Shareholders may not include in their individual income tax returns any net operating losses or capital losses of the Surviving Trust.

     In general, any loss upon a sale or exchange of securities by a shareholder who has held such securities for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss, to the extent of distributions from the Surviving Trust received by such shareholder are required to be treated by such shareholder as long-term capital gains.

     Taxation of Tax-Exempt Shareholders

     Most tax-exempt employees' pension trusts are not subject to Federal income tax except to the extent of their receipt of "unrelated business taxable income" as defined in Section 512(a) of the Code ("UBTI"). Distributions by the Surviving Trust to a shareholder that is a tax-exempt entity should not constitute UBTI, provided that the tax-exempt entity has not financed the acquisition of its securities with "acquisition indebtedness" within the meaning of the Code and the securities are not otherwise used in an unrelated trade or business of the tax-exempt entity. In addition, for taxable years beginning on or after January 1, 1994, certain pension trusts that own more than 10% of a "pension-held REIT" must report a portion of the distribution that they receive from such a REIT as UBTI. The Surviving Trust has not been and does not expect to be treated as a pension-held REIT for purposes of this rule.

     Taxation of Foreign Shareholders.

     The following is a discussion of certain anticipated U.S. Federal income tax consequences of the ownership and disposition of securities applicable to Non-U.S. Holders of such securities. A "Non-U.S. Holder" is any person other than (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in the United States or under the laws of the United States or of any state thereof, or (iii) an estate or trust whose income is includable in gross income for U.S. Federal income tax purposes regardless of its source. The discussion is based on current law and is for general information only.

     Distributions From the Surviving Trust.
     --------------------------------------

     1. Ordinary Dividends. The portion of dividends received by Non-U.S. Holders payable out of the Surviving Trust's earnings and profits which are not attributable to capital gains of the Surviving Trust or of ERP Operating Partnership and which are not effectively connected with a U.S. trade or business of the Non-U.S. Holder will be subject to U.S. withholding tax at the rate of 30% (unless reduced by an applicable treaty). In general, Non-U.S. Holders will not be considered engaged in a U.S. trade or business solely as a result of their ownership of securities. In cases where the dividend income from a Non-U.S. Holder's investment in securities is (or is treated as) effectively connected with the Non-U.S. Holder's conduct of a U.S. trade or business, the Non-U.S. Holder generally will be subject to U.S. tax at graduated rates, in the same manner as U.S. shareholders are taxed with respect to such dividends (and may also be subject to the 30% branch profits tax in the case of a Non-U.S. Holder that is a foreign corporation).

     2.   Non-Dividend Distributions.   Distributions by the Surviving Trust
which are not dividends out of the earnings and profits of the Surviving Trust will not be subject to U.S. income or withholding tax. If it cannot be determined at the time a distribution is made whether or not such distribution will be in excess of the Surviving Trust's current and accumulated earnings and profits, the entire distribution will be subject to withholding at the rate applicable to dividends. However, the Non-U.S. Holder may seek a refund of such amounts from the Service if it is subsequently determined that such distribution was, in fact, in excess of current and accumulated earnings and profits of the Surviving Trust.

     3. Capital Gain Dividends. Under the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"), a distribution made by the Surviving Trust to a Non-U.S. Holder, to the extent attributable to gains from dispositions of United States Real Property Interests ("USRPIs") such as the Properties beneficially owned by the Surviving Trust will be considered effectively connected with a U.S. trade or business of the Non-U.S. Holder and subject to U.S. income tax at the rate applicable to U.S. individuals or corporations, without regard to whether such distribution is designated as a capital gain dividend. In addition, the Surviving Trust will be required to withhold tax equal to 35% of the amount of dividends to the extent such dividends constitute gains from any USRPI. Distributions subject to FIRPTA may also be subject to a 30% branch profits tax in the hands of a foreign corporate shareholder that is not entitled to treaty exemption.

     Dispositions of Securities.  Unless securities constitute a USRPI, a sale
     --------------------------
of securities by a Non-U.S. Holder generally will not be subject to U.S. taxation under FIRPTA. The securities will not constitute a USRPI if the Surviving Trust is a "domestically controlled REIT." A domestically controlled REIT is a REIT in which, at all times during a specified testing period, less than 50% in value of its securities is held directly or indirectly by Non-U.S. Holders. The Surviving Trust believes that it has been and anticipates that it will continue to be a domestically controlled REIT, and therefore that the sale of securities will not be subject to taxation under FIRPTA. Because the securities will be publicly traded, however, no assurance can be given the Surviving Trust will continue to be a domestically controlled REIT. If the Surviving Trust does not constitute a domestically controlled REIT, a Non-U.S. Holder's sale of securities generally will still not be subject to tax under FIRPTA as a sale of a USRPI provided that
(i) the securities are "regularly traded" (as defined by applicable Treasury regulations) on an established securities market and (ii) the selling Non-U.S. Holder held 5% or less of the Surviving Trust's outstanding securities at all times during a specified testing period.

     If gain on the sale of securities were subject to taxation under FIRPTA, the Non-U.S. Holder would be subject to the same treatment as a U.S. shareholder with respect to such gain (subject to applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals) and the purchaser of securities could be required to withhold 10% of the purchase price and remit such amount to the Service. Capital gains not subject to FIRPTA will nonetheless be taxable in the United States to a Non-U.S. Holder in two cases: (i) if the Non-U.S. Holder's investment in securities is effectively connected with a U.S. trade or business conducted by such Non-U.S. Holder, the Non-U.S. Holder will be subject to the same treatment as a U.S. shareholder with respect to such gain, or (ii) if the Non-U.S. Holder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a "tax home" in the United States, the nonresident alien individual will be subject to a 30% tax on the individual's capital gain.

     Other Tax Considerations.

     WRP Newco and the Management Corps.  A portion of the cash to be used by
     ----------------------------------
ERP Operating Partnership to fund distributions to its partners, including the Surviving Trust, is expected to come from WRP Newco and the Management Corps. through payments of dividends on the stock of WRP Newco and the Management Corps. held by ERP Operating Partnership. The Management Corps. will pay Federal and state income tax at the full applicable corporate rates on their taxable income. The Management Corps. will attempt to minimize the amount of such taxes, but there can be no assurance whether or the extent to which measures taken to minimize taxes will be successful. To the extent that WRP Newco and/or the Management Corps. are required to pay Federal, state or local taxes, the cash available to WRP Newco for distribution by the Surviving Trust, among its shareholders will be reduced accordingly.

     State and Local Taxes.  The Surviving Trust and its shareholders may be
     ---------------------
subject to state or local taxation in various jurisdictions, including those in which it or they transact business or reside. The state and local tax treatment of the Surviving Trust and its shareholders may not conform to the Federal income tax consequences discussed above. Consequently, prospective shareholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in the shares of beneficial interest of the Surviving Trust.

INTERESTS OF CERTAIN PERSONS IN THE MERGER AND DISTRIBUTION

          In considering whether to approve the Merger, shareholders should be aware that certain members of the management of Wellsford and the Wellsford Board of Trustees have certain interests that arise in connection with the Merger and the Distribution that are in addition to the interests of shareholders of Wellsford generally. These interests arise under existing agreements with, and previously approved annual compensation awards from, Wellsford and proposed agreements with WRP Newco and the Surviving Trust.

Benefits of Key Executives

          Each key executive of Wellsford, consisting of Messrs. Lynford, Lowenthal, Kelley, MacKenzie, Hughes and Strong, has an existing employment agreement with Wellsford that entitles him to certain benefits as described below. In addition, in prior years each of the executives has earned and received additional compensation in the form of share loans, grants of restricted shares and share options. Members of the Board of Trustees of Wellsford have also been granted share options over the years. Set forth below is a discussion of the treatment of the various benefits and other compensation to be paid in connection with the Merger to the key executives and the Trustees by reason of these pre-existing agreements.

          A.  Severance Payments.  Certain executive officers (but not Messrs.
              ------------------
Lynford, Lowenthal and Kelley) will be entitled to receive severance payments under their employment agreements as follows: $764,070 for Mr. MacKenzie, $692,440 for Mr. Hughes, and $585,000 for Mr. Strong.

          B.  Share Loans.  Under the existing agreements, Wellsford's key
              ------------
executives previously purchased Wellsford Common over the years at their then fair market value, the purchase price of which was borrowed from Wellsford and evidenced by a ten-year promissory note. Under the agreements, 5% of the principal balance of the promissory notes is forgiven each year provided the executive remains in the employ of Wellsford and the remaining 50% is due at the end of the ten year term of the promissory note. Upon a change of control, such as the Merger, the then remaining principal balance of the loans will be forgiven for Messrs. Lynford, Lowenthal, Kelley, MacKenzie, Hughes, and Strong in the amounts of approximately $1.5 million, $1.5 million, $281,000, $1.1 million, $1.1 million and $369,000, respectively.

          C.  Change In Control Share Grants.  In accordance with the terms of
              ------------------------------
the existing agreements between Wellsford and Messrs. Lynford, Lowenthal and Kelley, immediately prior to the Merger and Distribution, Messrs. Lynford, Lowenthal and Kelley will each be issued 22,346 shares of Wellsford Common, which shares will participate in the Distribution and Merger on the same basis as all other shares of Wellsford Common.

          D.  Restricted Share Grants.  Restricted share grants have previously
              -----------------------
been made to Messrs. Lynford, Lowenthal, MacKenzie and Hughes, portions of which have vested and portions of which remain subject to forfeiture. All restricted shares, whether vested or not, will participate in the Distribution and Merger
on the same basis as all other shares of Wellsford Common.    Messrs. Lynford
and Lowenthal each hold restricted share grants for 11,375 shares of Wellsford Common that will continue to remain subject to forfeiture restrictions. The shares of Survivor Common and the shares of WRP Newco Common to be received by Messrs. Lynford and Lowenthal on account of the 11,375 restricted shares of Wellsford Common held by each of them will be forfeited (as to 50% on January 1, 1998 and 50% on January 1, 1999) unless the Surviving Trust achieves on a consolidated basis a minimum 5% increase in funds from operations per share for the twelve-month period ending on the December 31 immediately preceding the applicable vesting date over FFO per share for the preceding twelve-month period. The portions of the restricted share grants issued to Messrs. MacKenzie and Hughes that remain subject to forfeiture will become fully vested at the Effective Time. Accordingly, 2,843 shares of Wellsford Common will vest upon the Merger for each of Messrs. MacKenzie and Hughes, which shares will participate in the Distribution and the Merger.

          E.  Tax Payments.  Pursuant to the existing employment agreements with
              ------------
the key executives of Wellsford, in connection with the Merger the Surviving Trust will pay to Messrs. Lynford, Lowenthal, MacKenzie, Hughes and Strong approximately $2.6 million, $2.4 million, $1.0 million, $1.1 million and $500,000, respectively, on account of the Federal, state and local income and excise tax liabilities to the Internal Revenue Service and the various state and local tax authorities. These payments are based on an estimated value of Wellsford Common at the Effective Time of $27.50 per share and will be adjusted based upon the actual value of Wellsford Common at the Effective Time.

          F.  Wellsford Options.
              ------------------

          Over the years, the key executives of Wellsford have been granted share options in connection with services previously rendered by them. The treatment of both the vested options and the nonvested options are described below.

              (a)  Vested Options.
                   --------------

          All vested options (both incentive share options and nonqualified options) held by Messrs. Lynford, Lowenthal, Kelley, Hughes and Strong will be exercised prior to the Merger by tendering existing shares of Wellsford Common in payment of the exercise price. The tendered shares of Wellsford Common will be valued at $27.50 per share for purposes of payment of the exercise price regardless of their actual value on the date of exercise. Pursuant to existing agreements, each executive officer exercising a vested option will be granted a new option to purchase additional shares of Wellsford Common at their then fair market value (a "Reload Option"). Reload Options issued to Messrs. Lynford, Lowenthal, Kelley, Hughes and

Strong will be assumed by WRP Newco and amended, thereby becoming options to purchase WRP Newco Common, as more fully described in (c) below.

          All vested options (both incentive share options and nonqualified options) held by Mr. MacKenzie may be exercised prior to the Merger by tendering existing shares of Wellsford Common in payment of the exercise price. The tendered shares of Wellsford Common will be valued at their then fair market value for purposes of payment of the exercise price. In such event, Reload Options will be granted to Mr. MacKenzie having an exercise price equal to the
fair market value of shares of Wellsford Common on the date of exercise.   These
Reload Options will be converted in the Merger into EQR options based on the Exchange Ratio.

                 (b)  Nonvested Options.
                      -----------------

          The nonvested portion of each Wellsford option held by Messrs. Lynford, Lowenthal, Kelley, Hughes and Strong will be assumed by WRP Newco and amended thereby becoming an option to purchase WRP Newco Common, as more fully described in (c) below. Mr. MacKenzie holds Wellsford nonvested options to acquire up to 28,000 shares of Wellsford Common, which options will vest in connection with the Merger. These options will be converted into options to acquire shares of EQR Common based on the Exchange Ratio. These converted EQR options may be exercised by Mr. MacKenzie, and if exercised by tendering shares of EQR Common, EQR reload options will be granted in connection therewith.

                 (c)  Assumed Options.
                      ---------------

          For each of Messrs. Lynford, Lowenthal, Kelley, Hughes and Strong, WRP Newco will assume and amend their Wellsford nonvested options and Reload Options so that they become options to purchase WRP Newco Common. With respect to Wellsford nonvested nonqualified options and Reload Options, the number of WRP Newco nonqualified options will be calculated by dividing the value of such Wellsford options by the value of the option to purchase one share of WRP Newco Common. Reload Options will be valued using an exercise price of $27.50 per share. The exercise price of each WRP Newco nonqualified option will be the Issuance Price (as defined under "Certain Agreements between WRP Newco and ERP Operating Partnership -- Common Stock and Preferred Stock Purchase Agreement") and the term of each such WRP Newco option will be for an initial term of six years with a four year extension if the optionee is employed by WRP Newco at the end of four years. These options will become exercisable as follows: 25% after two years, an additional 25% after three years, an additional 25% after four years and the remaining 25% after five years from the date of the Merger. All options will be valued using a mathematical option pricing formula that incorporates certain assumptions, including an estimated value of the underlying shares, share option exercise prices, the duration of the share options and the volatility of the underlying shares (the "Option Pricing Formula"). Based on the foregoing, the total number of shares of WRP Newco Common subject to options with respect to Wellsford nonvested options and Reload Options assumed by WRP Newco will be as follows: 307,396, 307,396, 161,648, 44,932 and 19,489, for
Messrs. Lynford,

Lowenthal, Kelley, Hughes and Strong, respectively. These amounts will be adjusted based upon the actual value of Wellsford Common (and the actual value of the Wellsford options assumed by WRP Newco) at the Effective Time.

     The nonvested incentive share options held by Messrs. Lynford, Lowenthal, Kelley, Hughes and Strong will also be assumed by WRP Newco and amended to become WRP Newco incentive stock options. These amended options will continue to be nonvested incentive stock options just as they were before the Merger and will maintain the same vesting schedule as the Wellsford incentive share options assumed. These WRP Newco nonvested incentive stock options will reflect the inherent value of, and have a term equal to the remaining term of, the Wellsford incentive share options assumed, as required by Treasury Regulation Section 1.425-1(a). Based on the foregoing, the total number of shares of WRP Newco Common subject to options with respect to Wellsford nonvested incentive share options assumed by WRP Newco will be approximately as follows: 24,688, 24,688, 19,844, 23,386 and 16,115 for Messrs. Lynford, Lowenthal, Kelley, Hughes and Strong, respectively.

     G.  Options Held By Trustees.  Outstanding options of Wellsford held by
         ------------------------
persons whose benefits are not described above will vest at the Effective Time and each such optionee will have the right to continue their option subject to adjustment for the Exchange Rate or the right to relinquish all option rights in exchange for a cash payment of $27.50 per share for each option relinquished less the exercise price per share. All existing options to purchase Wellsford Common granted to the non-employee Trustees of Wellsford (other than Mr. Du
Bois) will be assumed by WRP Newco and amended thereby becoming options to purchase WRP Newco Common. The number of options to purchase WRP Newco Common will be calculated by dividing the value of each Trustee's existing options to purchase Wellsford Common by the value of the option to purchase one share of WRP Newco Common. The options to purchase WRP Newco Common will be exercisable immediately, and will have an initial term of six years (regardless of whether or not the optionee remains a director of WRP Newco) with a four-year extension if the optionee is a trustee or director of WRP Newco at the end of four years. The exercise price of the options to purchase WRP Newco Common shall be the Issuance Price. All options will be valued using the Option Pricing Formula. Each of Messrs. Germain, Hoenemeyer and Sixt hold options to purchase 15,000, 15,000 and 15,000 shares of Wellsford Common, respectively. These options will be assumed by WRP Newco and amended to become options to purchase 30,260, 30,260 and 30,260 shares of WRP Newco Common, respectively, at the Effective Time, assuming a fair market value of Wellsford Common of $27.50 per share at the Effective Time. Mr. Du Bois holds options to purchase 15,000 shares of Wellsford Common and his options will be cancelled at the Effective Time in exchange for a cash payment of $69,915 (representing the excess of $27.50 over the exercise price per share for each share of Wellsford Common subject to the options).

Agreements with the Surviving Trust and ERP Operating Partnership

     Consulting Agreements.  Messrs. Lynford and Lowenthal will each execute a
     ---------------------
consulting agreement with ERP Operating Partnership. The consulting agreements will each be for a term of five years from the Effective Time. Pursuant to the consulting agreements each of Messrs. Lynford and Lowenthal will serve as a senior management consultant to ERP Operating Partnership and, in all events, will receive compensation at the rate of $200,000 per year plus reimbursement for reasonable out-of-pocket expenses.

     Appointment to Board of Trustees of Surviving Trust.  At the Effective
     ---------------------------------------------------
Time, each of Messrs. Lynford and Lowenthal will be appointed to the Board of Trustees of the Surviving Trust for a term ending at the annual meeting of the Surviving Trust in the year 2000.

     Indemnification.  The Surviving Trust will indemnify each trustee and
     ---------------
officer of Wellsford to the same extent after the Effective Time as such individuals were indemnified by Wellsford prior to the Effective Time.

     Severance and Retention Benefits.  As of the Effective Time, the Surviving
     --------------------------------
Trust will adopt a severance and retention program (the "Retention Program") for specified employees of Wellsford who are not officers. The aggregate obligations of the Surviving Trust under the Retention Program will not exceed $544,575. Pursuant to the Retention Program, any employee who stays for 6 months after the Effective Time or is terminated without cause by the Surviving Trust will be entitled to a bonus in a specified amount. The Retention Program will not require the Surviving Trust to continue the employment of any employee of Wellsford after the Effective Time.

     Senior Officer.  Mr. MacKenzie will be a Senior Vice President of the
     --------------
Surviving Trust at an initial salary of $175,000 per annum. Mr. MacKenzie will also receive employee stock options to purchase approximately 73,000 shares of Survivor Common valued at the fair market value of Survivor Common on the Effective Date.

Agreements with WRP Newco

     Employment Agreements. WRP Newco will enter into employment agreements as
     ---------------------
of the Effective Time with Messrs. Lynford and Lowenthal, which will expire on December 31, 2002 and will provide for cash compensation to be paid to each of them of $275,000 per annum. WRP Newco will also enter into employment agreements as of the Effective Time with Messrs. Hughes and Strong, which will expire two years after the Effective Time, and will provide for annual cash compensation to be paid to each of them of $175,000 and $100,000, respectively. Each of Messrs. Lynford, Lowenthal, Hughes and Strong are also entitled to incentive compensation as determined by the Compensation Committee. In addition, Mr. Hughes is entitled to incentive compensation equal to at least 50% of his annual base salary. See "Management of WRP Newco -- Employment Agreements."

     Split Dollar Life Insurance. The existing split dollar life insurance
     ---------------------------
arrangements between Wellsford and Messrs. Lynford and Lowenthal will be assumed by WRP Newco.

     Consultants.  Upon completion of the Merger, William Cockrum, a consultant
     -----------
to Wellsford, will receive a consulting fee of $500,000, payable $250,000 in cash and $250,000 by the issuance of shares of WRP Newco Common. In addition, WRP Newco will enter into a consulting agreement with Mr. Kelley which will expire five years from the Effective Date and provide for a consulting fee of $120,000 per year. Mr. Kelley will also receive a $580,000 non-interest bearing loan which will be due upon termination of the consulting agreement.

     New Options.  In addition to the stock options in WRP Newco Common referred
     -----------
to in "-- Benefits to Key Executives," immediately following the Distribution and Merger, WRP Newco intends to grant new stock options to purchase shares of WRP Newco Common to WRP Newco's non-employee directors (other than Mr. Crocker) and certain executive officers. WRP Newco intends to grant options to purchase 42,750 shares of WRP Newco Common to each of such non-employee directors and options to purchase 85,500 shares of WRP Newco Common to each of Messrs. Lynford, Lowenthal, Hughes and Strong.

                                SURVIVING TRUST
                         SELECTED UNAUDITED PRO FORMA
                            COMBINED FINANCIAL DATA

         The following tables set forth the selected unaudited pro forma combined financial data for the Surviving Trust as a combined entity, giving effect to the Merger as if it had occurred on the dates indicated herein, after giving effect to the pro forma adjustments described in the notes to the unaudited pro forma financial statements included elsewhere in the Joint Proxy Statement/Prospectus/Information Statement.

         The selected unaudited pro forma combined operating data are presented as if the Merger had been consummated at the beginning of each period presented. In addition to the Merger, the Surviving Trust pro forma combined operating data gives effect to certain material events for EQR which occurred between January 1, 1996 and November 15, 1996 and during the year ended December 31, 1995. See Note (T) to the Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 1996 and the year ended December 31, 1995 included elsewhere in the Joint Proxy Statement/Prospectus/ Information Statement.

         The selected unaudited pro forma combined balance sheet data is presented as if the Merger had occurred on September 30, 1996. In addition to the Merger, the Pro Forma Balance Sheet gives effect to certain material events that occurred between October 1, 1996 and January 20, 1997, as if they had occurred on September 30, 1996. See Note (A) to the Unaudited Pro Forma Balance Sheet included elsewhere in the Joint Proxy Statement/ Prospectus/Information Statement. The Merger has been accounted for under the purchase method of accounting in accordance with the Accounting Principles Board Opinion No. 16. In the opinion of management, all significant adjustments necessary to reflect the effects of the Merger have been made.

         The selected pro forma financial information should be read in conjunction with, and is qualified in its entirety by, the respective historical audited financial statements and notes thereto of EQR and Wellsford incorporated by reference into this Joint Proxy Statement/Prospectus/Information Statement and the unaudited pro forma financial statements and notes thereto included elsewhere in the Joint Proxy Statement/Prospectus/Information Statement.

         The selected unaudited pro forma operating and balance sheet data are presented for comparative purposes only and are not necessarily indicative of what the actual combined results of EQR and Wellsford would have been for the period and dates presented. Nor does such data purport to represent the results of future periods.

                                SURVIVING TRUST


OPERATING DATA:                                                                             Pro Forma                Pro Forma
                                                                                        Nine Months Ended            Year Ended
                                                                                       September 30, 1996         December 31, 1995
                                                                                       ------------------         -----------------
REVENUES:                                                                               (Amount in thousands except per share data)

Rental income                                                                               $467,644                     $602,682
Fee and asset management                                                                       4,982                        7,030
Interest income-investment in mortgage notes                                                   9,084                       10,646
Interest and other income                                                                      5,933                       10,241
                                                                                               -----                       ------
Total revenues                                                                               487,643                      630,599
                                                                                             -------                      -------
EXPENSES:

Property and maintenance                                                                     135,798                      181,659
Real estate taxes and insurance                                                               44,374                       58,556
Property management                                                                           16,964                       21,316
Fee and asset management                                                                       3,037                        3,887
Depreciation                                                                                  97,299                      122,808
Interest:

Expense incurred                                                                              84,423                      115,543
Amortization of deferred financing costs                                                       2,794                        3,425
General and administrative                                                                     7,062                        8,625
                                                                                               -----                        -----
Total Expenses                                                                               391,751                      515,819
                                                                                             -------                      -------
Income before (loss) on sale of investment communities and (loss) on joint venture
communities                                                                                   95,892                      114,780
(Loss) on sale of investment communities                                                          --                         (819)
(Loss) on joint venture communities                                                              (53)                        (280)
                                                                                                ----                         -----
Income before extraordinary items and allocation to minority interests                        95,839                      113,681
Extraordinary Item:
(Loss) on early extinguishment of debt                                                            --                       (5,553)
                                                                                            --------                     ---------
Income before allocation to Minority Interests                                                95,839                      108,128
Income allocated to Minority Interests                                                       (10,800)                     (12,190)
                                                                                            ---------                    ---------
Net income                                                                                    85,039                       95,938
Preferred distributions                                                                       36,594                       45,217
                                                                                            --------                     --------
Net income available for Common Shares                                                       $48,445                      $50,721
                                                                                            ========                     ========
Net income per weighted average Common Share outstanding                                       $0.86                        $0.93
                                                                                            ========                     ========
Weighted average Common Shares outstanding                                                    56,426                       54,360
                                                                                            ========                     ========


BALANCE SHEET DATA:                                           Pro Forma
(at end of period)
                                                          September 30, 1996
                                                          ------------------
Real estate, after accumulated depreciation                   $3,697,614
Total assets                                                  $3,907,011
Total debt                                                    $1,546,300
Minority Interests                                            $  188,069
Shareholders' Equity                                          $2,026,754

                      EQUITY RESIDENTIAL PROPERTIES TRUST
                SELECTED HISTORICAL AND COMBINED FINANCIAL DATA

          The following tables set forth selected historical and combined financial data for EQR. The selected historical combined financial data for each of the years ended December 31, 1991, 1992, 1993, 1994 and 1995 are derived from the audited financial statements of EQR as reported in its Annual Reports on Form 10-K and the selected historical financial data for each of the interim periods ended September 30, 1996 and 1995 are derived from the unaudited financial statements of EQR as reported in its Quarterly Reports on Form 10-Q. The selected historical financial data should be read in conjunction with, and is qualified in its entirety by, the historical and combined financial statements and notes thereto of EQR incorporated by reference into this Joint Proxy Statement/Prospectus/Information Statement.

                       EQUITY RESIDENTIAL PROPERTIES TRUST
           CONSOLIDATED AND COMBINED HISTORICAL FINANCIAL INFORMATION
                  (Amounts in thousands except per share data)

                                          Nine Months Ended
                                            September 30                                  Year Ended December 31,
                                        ---------------------           ------------------------------------------------------------
                                           1996          1995             1995         1994          1993         1992         1991
                                        -------        -------          -------      --------      --------     --------     -------

OPERATING DATA:
REVENUES
  Rental income                       $  327,749     $  273,723       $  372,447   $  220,727     $ 104,388    $  86,597   $  84,289

                                      ----------     ----------       ----------   ----------     ---------    ---------   ---------

  Fee and asset management                 4,982          5,461            7,030        4,739         4,651        4,215       4,361

  Interest income-investment
     in mortgage notes                     9,084          1,934            4,862           --            --           --          --

  Interest and other income                2,232          3,652            4,573        5,568         3,031        2,161         888

                                      ----------     ----------       ----------   ----------     ---------    ---------   ---------

     Total revenues                      344,047        284,770          388,912      231,034       112,070       92,973      89,538

                                      ----------     ----------       ----------   ----------     ---------    ---------   ---------

EXPENSES
  Property and maintenance                93,128         82,307          110,714       66,534        35,324       30,680      30,245

  Real estate taxes and insurance         32,301         27,357           37,002       23,028        11,403       10,274       9,973

  Property management                     13,136         10,815           15,213       10,249         4,938        2,912       2,659

  Property management - non-recurring         --             --               --          879            --           --          --

  Fee and asset management                 3,037          2,746            3,887        2,056         2,242        2,403       2,383

  Depreciation                            66,759         51,982           72,410       37,273        15,384       13,442      13,833

  Interest:
     Expense incurred                     58,632         58,141           78,375       37,044        26,042       31,926      33,786

     Amortization of deferred financing
     costs                                 2,860          2,539            3,444        1,930         3,322        2,702       1,575

  Refinancing costs                           --             --               --           --         3,284           --          --

  General and administrative               6,690          6,091            8,129        6,053         1,994        1,915       1,320

                                      ----------     ----------       ----------   ----------     ---------    ---------   ---------

      Total expenses                     276,543        241,978          329,174      185,046       103,933       96,254      95,774

                                      ----------     ----------       ----------   ----------     ---------    ---------   ---------


                                               1996         1995         1995         1994        1993        1992         1991
                                          -----------  -----------  -----------  -----------  ----------  ----------   ----------
Income (loss) before gain on disposition
  of properties, extraordinary items and
  allocation to Minority Interests             67,504       42,792       59,738       45,988       8,137      (3,281)      (6,236)
Gain on disposition of properties               2,346        1,542       21,617           --          --          --           --
                                          -----------  -----------  -----------  -----------  ----------  ----------   ----------
Income (loss) before extraordinary items
and allocation to Minority Interests           69,850       44,334       81,355       45,988       8,137      (3,281)      (6,236)
Extraordinary Items:
Write-off of unamortized costs on
    refinanced debt                            (3,134)          --           --           --          --          --           --
Gain on early extinguishment of debt               --        2,000        2,000           --          --          --           --
Gain on discharge of indebtedness                  --           --           --           --       1,792      18,203        5,391
                                          -----------  -----------  -----------  -----------  ----------  ----------   ----------
Income (loss) before allocation to
   Minority Interests                          66,716       46,334       83,355       45,988       9,929      14,922         (845)
Income allocated to Minority Interests          8,426        9,004       15,636       11,570       3,834          --           --
                                          -----------  -----------  -----------  -----------  ----------  ----------   ----------
Net income (loss)                              58,290       37,330       67,719       34,418       6,095      14,922         (845)
Preferred distributions                        19,953        4,781       10,109           --          --          --           --
                                          -----------  -----------  -----------  -----------  ----------  ----------  -----------
Net income (loss) available for
Common Shares                             $    38,337  $    32,549  $    57,610  $    34,418  $    6,095  $   14,922  $      (845)
                                          ===========  ===========  ===========  ===========  ==========  ==========  ===========
Net income per weighted average
   Common Share outstanding               $      0.94  $      0.95  $      1.68  $      1.34  $      .42          --           --

Weighted average Common Shares
   outstanding                                 40,934       34,277       34,358       25,621      14,601          --           --

BALANCE SHEET DATA
  (at end of period):
  Real estate, before accumulated
    depreciation                          $ 2,747,081               $ 2,186,636  $ 1,963,476  $  634,577  $  358,212   $  353,212
  Real estate, after accumulated
     depreciation                         $ 2,473,686               $ 1,969,453  $ 1,770,735  $  478,210  $  218,825   $  226,818
  Total assets                            $ 2,784,866               $ 2,141,260  $ 1,847,685  $  535,914  $  238,878   $  243,693
  Total debt                              $ 1,237,623               $ 1,002,219  $   994,746  $  278,642  $  343,282   $  360,132
  Minority Interests                      $   154,839               $   168,963  $   177,438  $   83,159  $       --   $       --
  Shareholders' Equity  (Net Deficit)     $ 1,271,890               $   884,517  $   609,936  $  146,485  $ (122,094)  $ (135,041)


                     WELLSFORD RESIDENTIAL PROPERTY TRUST
                      SELECTED HISTORICAL FINANCIAL DATA

The following tables set forth selected historical financial data for Wellsford. The selected historical financial data for each of the years ended December 31, 1991, 1992, 1993, 1994 and 1995 are derived from the audited financial statements of Wellsford as reported in its Annual Reports on Form 10-K and the selected historical financial data for each of the interim periods ended September 30, 1996 and 1995 are derived from the unaudited financial statements of Wellsford as reported in its Quarterly Reports on Form 10-Q. The selected historical financial data should be read in conjunction with, and is qualified in its entirety by, the historical financial statements and notes thereto of Wellsford incorporated by reference into this Joint Proxy Statement/Prospectus/Information Statement. Certain reclassifications have been made to Wellsford's historical financial data to conform to EQR's presentation.

                     Wellsford Residential Property Trust
                      Selected Historical Financial Data

                               Nine Months ended
                                 September 30
                                 Historical                                  Year Ended December 31,
                         (000s except per share data)                 Historical (000s except per share data)

                       --------------------------------- ----------------------------------------------------------------
                             1996             1995           1995           1994         1993         1992        1991
                       ----------------- --------------- -------------  ------------  ----------- ------------ ----------
Revenues                    $97,152          $98,063       $131,232       $82,794       $42,007     $26,229      $22,071
Expenses                    (80,131)         (86,007)      (113.712)      (73.299)      (34,816)    (26,991)     (24,852)
Gain (loss) on sale of
  investment
  communities                 --               516           (819)          --            882         --           --
Loss on joint venture
  communities                (52)             (301)          (279)          --            --          --           --
                             ----             -----          -----          ---           ---         ---          --
Income (loss) before

  extraordinary item        $16,969          $12,271        $16,422        $9,495       $8,073       $(762)     $ (2,781)
                             ======           ======         ======         =====        =====        =====       =======
Net income (loss)           $16,969           $7,142        $10,869        $9,495       $8,073       $(762)     $(1,736)
Preferred dividends         (9,411)           (5,836)        (8,973)       (7,000)        (972)        --           --
                            -------           -------        -------       -------        -----        ---          --
Net income (loss)
  available for
  common
  shareholders              $7,558           $1,306         $1,896         $2,495       $7,101      $ (762)     $(1,736)
                             =====            =====          =====          =====        =====        =====      =======
Net income (loss) per
  common share               $.44             $.08           $0.11          $0.25        $0.91      $(0.34)
                              ===              ===            ====           ====         ====       ======
Weighted average
  number of common          17,041           16,921         16,938         10,070        7,813       2,273
  shares outstanding        ======           ======         ======         ======        =====       =====

                      Wellsford Residential Property Trust
                       Selected Historical Financial Data

                       September 30, 1996                               Year Ended December 31,
                       ------------------                               -----------------------
                           Historical                             Historical (000, except share data)
                      -------------------- ---------------------------------------------------------------------------------
                                                1995            1994            1993             1992             1991
                                           --------------  --------------- ---------------  --------------- ----------------
Real Estate assets
  before
  accumulated
  depreciation              $773,470          $736,399        $747,519        $301,389         $156,568         $124,768
Real estate assets
  after accumulated
  depreciation              696,078           677,908          712,742         282,224          143,787         116,553
Total Assets                739,823           729,638          745,754         322,400          165,963         126,107
Mortgages Payable            83,299            77,137          208,858         24,203           17,155          110,755
Convertible note
  payable                     --                --               --            46,070           55,358            --
Unsecured credit
  facility                   26,000             --             140,000           --               --              --
Senior unsecured
  notes                     223,447           233,307            --              --               --              --
Shareholders' equity        381,703           398,359          371,655         239,775          89,986           12,168
Cash dividends
  declared per

  Series A preferred
  share                      $1.31             $1.75            $1.75           $0.24            $--
                              ====             =====             ====            ====             ==
Cash dividends
  declared per
  Series B preferred
  share                      $1.81             $0.86            $--             $--              $--
                              ====              ====             ===             ===              ==
Cash dividends
  declared per
  common share               $1.45             $1.92            $1.80           $1.68            $0.16
                              ====              ====             ====            ====             ====

                               SURVIVING TRUST
                 BASIS OF PRESENTATION TO UNAUDITED PRO FORMA
                            COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996



    The Unaudited Pro Forma Combined Balance Sheet gives effect to the proposed Merger of Equity Residential Properties Trust ("EQR") and Wellsford Residential Property Trust ("Wellsford") as if the Merger had occured on September 30, 1996. The Unaudited Pro Forma Combined Balance Sheet gives effect to the Merger under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. In addition to the Merger, the EQR Pro Forma Balance Sheet gives effect to certain material events which occurred between October 1, 1996 and January 20, 1997, as if they had occured on September 30, 1996. See Note (A) to the Unaudited Pro Forma Combined Balance Sheet. In the opinion of management, all significant adjustments necessary to reflect the effects of the Merger have been made.

    The Unaudited Pro Forma Combined Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual combined financial position of EQR and Wellsford would have been at September 30, 1996, nor does it purport to represent the future combined financial position of EQR and Wellsford. This Unaudited Pro Forma Combined Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of EQR and Wellsford incorporated by reference into the Joint Proxy Statement/Prospectus/Information Statement.

                                SURVIVING TRUST
                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996

                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                                      Pro Forma
                                                          EQR       EQR Pro Forma         EQR            WRP            Merger
                                                       Historical   Adjustments (A)    Pro Forma    Historical (B)  Adjustments (C)
ASSETS
Rental property, net                                  $ 2,473,686    $   233,065       $ 2,706,751     $   651,926    $  338,937 (D)
Real Estate held for disposition                           11,260        (11,260)                -               -             -
Construction in progress                                        -              -                 -          44,153       (43,153)(E)
Investment in mortgage notes, net                          86,486              -            86,486          17,800       (17,800)(F)
Cash and cash equivalents                                 152,545        (37,279)          115,266           7,979       (75,037)(G)
Rents receivables                                           2,126              -             2,126               -             -
Deposits-restricted                                         5,501              -             5,501           9,813        (6,355)(H)
Escrows deposits-mortgage                                  14,953              -            14,953               -             -
Deferred financing costs, net                              13,062              -            13,062           5,092        (5,092)(I)
Other assets                                               25,247              -            25,247           3,060         6,296 (J)
                                                      -----------    -----------       -----------     -----------    ----------
     Total assets                                     $ 2,784,866    $   184,526       $ 2,969,392     $   739,823    $  197,796
                                                      ===========    ===========       ===========     ===========    ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                                $   738,862    $     7,154       $    746,016    $    83,299    $   (5,223)(K)
Line of credit                                                  -              -                  -         26,000       (26,000)(L)
Notes, net                                                498,761              -            498,761        223,447             -
Accounts payable and accrued expenses                      36,063              -             36,063         10,812             -
Accrued interest payable                                   14,682              -             14,682              -             -
Due to affiliates                                             778              -                778              -             -
Rents received in advance and other liabilities            16,813              -             16,813              -             -
Security deposits                                          12,945              -             12,945          3,131             -
Distributions payable                                      39,233              -             39,233         11,431             -
                                                      -----------    -----------       ------------    -----------    ----------
     Total liabilities                                  1,358,137          7,154          1,365,291        358,120       (31,223)
                                                      -----------    -----------       ------------    -----------    ----------
Commitments and contingencies
Minority Interests                                        154,839         (5,194)           149,645              -        38,424
                                                      -----------    -----------       ------------    -----------    ----------

Shareholders' equity:
     Common shares                                            458             43                501            171           (64)(O)
     Preferred shares                                     393,000              -            393,000             63           (63)(P)
     Series D Convertible Preferred Shares                                                                                99,995 (P)
     Series E Preferred Shares                                                                                            57,500 (P)
     Employee notes                                        (5,274)             -             (5,274)        (7,284)        7,284 (Q)
     Paid in capital                                      962,647        182,523           1,145,170       461,298       (46,602)(R)
     Distributions in excess of accumulated earnings      (78,941)             -             (78,941)      (72,545)       72,545 (S)
                                                      -----------    -----------       ------------    -----------    ----------
          Total Shareholders' Equity                    1,271,890        182,566           1,454,456       381,703       190,595
                                                      -----------    -----------       ------------    -----------    ----------
          Total liabilities and shareholders' equity  $ 2,784,866        184,526           2,969,392       739,823       197,796
                                                      -----------    -----------       ------------    -----------    ----------

                                                          Surviving Trust
                                                             Pro Forma
                                                             Combined

ASSETS                                                    $  3,697,614
Rental property, net                                                 -
Real Estate held for disposition                                 1,000
Construction in progress                                        86,486
Investment in mortgage notes, net                               48,208
Cash and cash equivalents                                        2,126
Rents receivables                                                8,959
Deposits-restricted                                             14,953
Escrows deposits-mortgage                                       13,062
Deferred financing costs, net                                   34,603
Other assets                                              ------------
          Total assets                                    $  3,907,011
                                                          ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                                    $    824,092
Line of credit                                                       -
Notes, net                                                     722,208
Accounts payable and accrued expenses                           46,875
Accrued interest payable                                        14,682
Due to affiliates                                                  778
Rents received in advance and other liabilities                 16,813
Security deposits                                               16,076
Distributions payable                                           50,664
                                                          ------------
          Total liabilities                                  1,692,188
                                                          ------------

                                      127

Commitments and contingencies                                          (M)
Minority Interests                                             188,069 (N)
                                                          ------------

Shareholders' equity:
     Common shares                                                 608
     Preferred shares                                          393,000
     Series D Convertible Preferred Shares                      99,995
     Series E Preferred Shares                                  57,500
     Employee notes                                             (5,274)
     Paid in capital                                         1,559,866
     Distributions in excess of accumulated earnings           (78,941)
                                                          ------------
          Total Shareholders' Equity                         2,026,754
                                                          ------------
          Total liabilities and shareholders' equity--       3,907,011
                                                          ============

                                SURVIVING TRUST
              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
               (AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)


A) The EQR Pro Forma Adjustments column includes the acquisition of twelve multifamily residential properties, for an aggregate purchase price of $231,700, including the assumption of $42,300 of mortgage indebtedness, the disposition of three multifamily residential properties which had a net book value of $9,900 and $12,200 of mortgage indebtedness as of September 30, 1996 and the repayment of mortgage indebtedness for three properties which had balances of $23,000 as of September 30, 1996. In addition, this column includes the issuance of 4,440 Common Shares which resulted in net proceeds of $177,400 to EQR. All of these events occurred between October 1, 1996 and January 20, 1997.

(B) Certain reclassifications have been made to Wellsford's historical balance sheet to conform to EQR's balance sheet presentation.

(C) Represents adjustments to record the Merger in accordance with the purchase method of accounting, based upon the assumed purchase price of $998,248 assuming a market value of $42.25 per share of EQR's common shares, as follows:

          Issuance of 10,732 common shares of beneficial interest of EQR, based on the .625 exchange rate, in exchange for 17,171 common shares of Wellsford, which includes 67 common shares of Wellsford issued

          immediately prior to the merger.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .    $ 453,427
          Issuance of EQR Series D Preferred Shares of Beneficial Interest.  .  .  .  .  .  .       99,995
          Issuance of EQR Series E Preferred Shares of Beneficial Interest.  .  .  .  .  .  .       57,500
          Assumption of Wellsford's liabilities, net of spin-off to WRP NewCo of $3,953  .  .      354,167
          Adjustment to increase the assumed Wellsford debt to it's fair value (see Note K) .        9,532
          Merger costs (see calculation below).  .  .  .  .  .  .  .  .  .  .  .  .  .  .   .       23,627
                                                                                               ------------
                                                                                                 $ 998,248
                                                                                               ============
          The following is a calculation of the estimated fees and other expenses related to the Merger:
          Employee termination costs.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .      $  10,063
          Buyout of stock options.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          4,227
          Advisory fees .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          2,350
          Legal and accounting fees .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .         .2,225
          Consulting contracts.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          2,000
          Other, including printing, filing, transfer and spin-off costs   .  .  .  .  .  .          2,762
                                                                                               ------------
               TOTAL                                                                             $  23,627
                                                                                               ============

                                SURVIVING TRUST
              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
               (AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)


D) Represents the estimated increase in Wellsford's rental property, net based upon EQR's purchase price and the adjustment to eliminate the basis of Wellsford's net assets acquired:

          Purchase Price (see Note C)                                                                          $       998,248
          Less:  Historical basis of Wellsford's net assets acquired
               Rental property, net                                                                                    651,926
               Construction in progress, net of spin-off to WRP NewCo of $17,028                                        27,125
               Restricted deposits, net of spin-off to WRP NewCo of $6,355                                               3,458
               Other assets, net of spin-off to WRP NewCo of $134                                                        2,927
                                                                                                             ------------------
          Step-up to record fair value of Wellsford Rental property                                                    312,812
                                                                                                             ------------------
          Plus:  reclassification from construction in progress (see note E)                                            26,125
                                                                                                             ------------------
                                                                                                               $       338,937
                                                                                                             ==================

E) Reflects the spin-off of $17,028 of costs related to the Palomino Park project to WRP NewCo and the reclassification of $26,125 related to three development properties completed subsequent to September 30, 1996, to rental property, net (see Note D).

F) Decrease results from the spin-off of the Sonterra mortgage notes receivable to WRP NewCo.

G) Decrease of $75,037 reflects the spin-off of $21,710 in cash to WRP NewCo, including an investment of $2,930 for EQR's 20% interest in the Palomino Park project (see Note J), the expected payment of $23,827 for Merger (see Note C) and registration (see Note R) costs, the repayment of $26,000 on Wellsford's line of credit (see Note L) and EQR's purchase of $3,500 in WRP NewCo common stock (see Note J).

H) Decrease results from the spin-off of restricted cash to WRP NewCo for the Palomino Park project.

I) Decrease due to elimination of Wellsford deferred loan costs in connection with the Merger.

J) Increase of $6,296 results from the purchase of $3,500 in WRP NewCo common stock and EQR's 20% investment in the Palomino Park project of $2,930 offset by the spin-off to WRP NewCo of $134 in interest receivable related to the Sonterra Mortgage notes receivable.

K) Decrease of $5,223 in mortgage notes payable reflects the spin-off of $14,755 in bonds on the Palomino Park project to WRP NewCo offset by recording a premium of $9,532 required to adjust Wellsford's debt to its estimated fair value.

L) Reflects the repayment of Wellsford's line of credit from EQR's cash balances. It is assumed that additional Wellsford borrowings of $10,802 that would be incurred in connection with the spin-off of WRP NewCo are repaid from EQR's cash balances.

                                SURVIVING TRUST
              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
               (AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

M) ERP Operating Partnership has committed to acquire up of 1,000 shares of WRP NewCo Series A 8% Convertible Redeemable Preferred Stock; has provided stand-by obligations with respect to a $36,800 agreement with respect to the construction financing of Phase I of Palomino Park and $30,000 pursuant to an agreement expected to be entered into with respect to the construction financing for Phase II of Palomino Park; and a $14,800 credit enhancement with respect to bonds issued to finance certain public improvements at Palomino Park.

N) The pro forma allocation to the minority interests is based upon the percentage owned by such minority interests as follows:

          Total Shareholders' Equity and Minority Interests                                   $    2,214,823
          Less: Preferred Shares, Series D Convertible and Series E Preferred shares                (550,495)
                                                                                            ------------------
                                                                                                   1,664,328
          Minority Interests percentage ownership in ERP Operating
               Partnership  (see Note R)                                                                11.3%
                                                                                            ------------------
          Minority Interests                                                                  $      188,069
                                                                                            ==================

O) Decrease results from elimination of Wellsford common shares at $.01 par value ($171) net of the issuance of EQR common shares at $.01 par value ($107) (see Note C).

P) Elimination of $63 of Wellsford Preferred Shares and the issuance of $99,995 of EQR Series D Convertible Preferred Shares and of $57,500 of EQR Series E Preferred Shares (see Note C).

Q) Reflects the elimination of restricted stock and the forgiveness of all of Wellsford's employee notes, as a result of the Merger and the subsequent repayment and forfeiture of $668 by a former employee.

R)        Decrease to paid in capital to reflect the following:

          Issuance of 10,732 EQR common shares at $42.25 per share                            $      453,427
          Par value of common shares issued                                                             (107)
          Registration costs incurred in connection with the Merger                                     (200)
          Wellsford's historical shareholders' equity                                               (461,298)
          Adjustment for an 11.3% minority interest ownership in ERP Operating                       (38,424)
               Partnership
                                                                                           ==================
                                                                                              $      (46,602)
                                                                                           ==================

          The 11.3% minority interest ownership in EQR, is calculated as follows:

                                                                                                      Shares               Units
                                                                                                      ------               -----
          Wellsford's historical Shares outstanding.     .     .     .                                17,171                  -
                                                                                              ==============
          EQR's Shares to be issued based on the .625 Merger exchange ratio.    .     .    .          10,732             10,732
          EQR's historical Shares/Units outstanding.     .      .     .                               51,155             59,013
                                                                                              --------------      -------------
          EQR's proforma Shares/Units outstanding.     .       .                                      61,887             69,745
                                                                                              ==============      =============
          EQR ownership percentage of ERP Operating Partnership                                         88.7%
                                                                                              ==============
          Minority interest ownership percentage of ERP Operating Partnership                           11.3%
                                                                                              ==============

S) Reflects the elimination of Wellsford's distribution in excess of accumulated earnings to paid in capital, as a result of the Merger.

                                SURVIVING TRUST
                 BASIS OF PRESENTATION TO UNAUDITED PRO FORMA
                       COMBINED STATEMENTS OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1995 AND
                   THE NINE MONTHS ENDED SEPTEMBER 30, 1996

     The Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1995 and the nine months ended September 30,1996 are presented as if the Merger had occurred at the beginning of each period presented. The Unaudited Pro Forma Combined Statements of Operations give effect to the Merger under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, and the combined entity qualifying as a REIT, distributing at least 95% of its taxable income, and therefore, incurring no federal income tax liability for the periods presented. In addition to the Merger, the EQR Pro Forma Statement of Operations for the nine months ended September 30, 1996 gives effect to the acquisition of 41 multifamily residential properties between January 1, 1996 and November 15, 1996 and the EQR Pro Forma Statement of Operations for the year ended December 31, 1995 gives effect to the acquisition of 58 multifamily residential properties and the investment in partnership interests and subordinate mortgages collateralized by 21 multifamily residential properties between January 1, 1995 and November 15, 1996. In the opinion of management, all significant adjustments necessary to reflect the effects of these transactions have been made.

     The Unaudited Pro Forma Combined Statements of Operations are presented for comparative purposes only and are not necessarily indicative of what the actual combined results of EQR and Wellsford would have been for the year ended December 31, 1995 and the nine months ended September 30, 1996, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Combined Statements of Operations should be read in conjunction with, and are qualified in their entirety by, the respective historical financial statements and notes thereto of EQR and Wellsford incorporated by reference into this Joint Proxy Statement/Prospectus/Information Statement.

                                SURVIVING TRUST
             UNAUDITED PRO FORMA COMDINED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                 (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)



                                                                                                            Surviving Trust
                                                                EQR           Wellsford         Merger         Pro Forma
                                                           Pro Forma (T)    Historical (U)   Adjustments       Combined
REVENUES
Rental Income                                            $  375,717     $       91,927     $          -     $   467,644
Fee and asset management                                      4,982                  -                -           4,982
Interest income-investment in mortgage notes                  9,084                356             (356)(V)       9,084
Interest and other income                                     1,064              4,869                -           5,933
                                                          ---------       ------------      -----------      ----------
     Total revenues                                         390,847             97,152             (356)        487,643
                                                          ---------       ------------      -----------      ----------

EXPENSES
Property and maintenance                                    105,322             30,476                -         135,798
Real estate taxes and insurance                              37,302              7,072                -          44,374
Property management                                          14,036              3,451             (523)(W)      16,964
Fee and asset management                                      3,037                  -                -           3,037
Depreciation                                                 75,592             19,630            2,077 (X)      97,299
Interest:
     Expense incurred                                        69,310             16,415           (1,302)(Y)      84,423
     Amortization of deferred financing costs                 2,794                494             (494)(Z)       2,794
General and administrative                                    6,690              2,593           (2,221)(AA)      7,062
                                                          ---------       ------------     ------------     -----------
     Total expenses                                         314,083             80,131           (2,463)        391,751
                                                          ---------       ------------     ------------     -----------

Income before loss on joint venture communities              76,764             17,021            2,107          95,892
(Loss) on joint venture communities                               -                (53)               -             (53)
                                                          ---------       ------------     ------------     -----------

Income before allocation to Minority Interests               76,764             16,969            2,107          95,839
(Income) allocated to Minority Interests                     (7,938)                 -           (2,862)(AB)    (10,800)
                                                          ---------       ------------     ------------     -----------

Net income                                                   68,826             16,969             (755)         85,039
Preferred distributions                                      27,183              9,411                -          36,594
                                                          ---------       ------------     ------------     -----------
Net income available to common shares                    $   41,643      $       7,557    $        (755)   $     48,445
                                                          =========       ============     ============     ===========
Net income per weighted average Common
     Share outstanding                                   $     0.91      $        0.44    $       (0.49)   $       0.86
                                                          =========       ============     ============     ===========

Weighted average Common Shares outstanding                   45,775             17,041           (6,390)(AC)     56,426
                                                          =========       ============     ============     ===========

                                SURVIVING TRUST
             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995

                 (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                                              Surviving Trust
                                                         EQR           Wellsford          Merger                 Pro Forma
                                                    Pro Forma (T)    Historical (U)    Adjustments               Combined
REVENUES
Rental Income                                    $        479,116  $       123,566  $            -        $           602,682
Fee and asset management                                    7,030                -               -                      7,030
Interest income-investment in mortgage notes               10,266              380               -                     10,646
Interest and other income                                   2,955            7,286               -                     10,241
                                                   ---------------  ----------------   -------------         -----------------
     Total revenues                                       499,367          131,232               -                    630,599
                                                   ---------------  ----------------   -------------         -----------------


EXPENSES
Property and maintenance                                  140,739           40,920               -                    181,659
Real estate taxes and insurance                            48,960            9,596               -                     58,556
Property management                                        17,471            4,951          (1,106) (W)                21,316
Fee and asset management                                    3,887                -               -                      3,887
Depreciation                                               93,866           26,912           2,030  (X)               122,808
Interest:
     Expense incurred                                      92,840           24,439          (1,736) (Y)               115,543
     Amortization of deferred financing costs               3,425            2,534          (2,534) (Z)                 3,425
General and administrative                                  8,129            4,360          (3,864) (AA)                8,625
                                                   ---------------  ---------------   -------------         -----------------
     Total expenses                                       409,317          113,712          (7,210)                   515,819
                                                   ---------------  ---------------   -------------         -----------------
Income before loss on sale of investment                   90,050           17,520           7,210                    114,780
     communities and loss on joint venture
     communities
(Loss) on sale of investment communities                        -             (819)              -                       (819)
(Loss) on joint venture communities                             -             (280)              -                       (280)
                                                    --------------  ----------------   -------------         -----------------
Income before extraordinary item                           90,050           16,421           7,210                    113,681

Extraordinary item:
(Loss) on early extinguishment of debt                          -           (5,553)             -                      (5,553)
                                                    --------------  ----------------   -------------         -----------------
Income before allocation to Minority Interests             90,050           10,868           7,210                    108,128
(Income) allocated to Minority Interests                   (8,614)               -          (3,576) (AB)              (12,190)
                                                    --------------  ----------------   -------------         -----------------
Net income                                                 81,436           10,868           3,634                     95,938
Preferred distributions                                    36,244            8,973              -                      45,217
                                                     -------------   ---------------    -------------        -----------------
Net income available to common shares             $        45,192   $        1,895   $       3,634          $          50,721
                                                    ==============  ================   =============         =================
Net income per weighted average Common            $          1.03   $         0.11   $       (0.21)         $            0.93
     Share outstanding                              ==============  ================   =============         =================

Weighted average Common Shares outstanding                 43,774            16,938         (6,352) (AC)               54,360
                                                    ==============  ================   =============          =================

                                SURVIVING TRUST
         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1995 AND
                   THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


(T) The EQR Pro Forma Statements of Operations reflect the historical results of EQR adjusted to reflect the following transactions as if they had occurred at the beginning of each period presented: (i) the January 1996 Common Share Offering, (ii) the February 1996 Common Share Offering, (iii) the May 1996 Common Share Offering, (iv) the Second Public Debt Offering, (v) the Third Public Debt Offering, (vi) the Series A Preferred Share Offering, (vii) the Series B Preferred Share Offering, (viii) the September 1996 Common Share Offering, (ix) the acquisition of 17 properties during 1995 and 41 properties during 1996,
        (x) the refinancing of certain tax-exempt bonds in 1996, (xi) the disposition of six properties in 1995 and two properties in 1996, (xii) the repayment of mortgage indebtedness for six properties in 1995 and six properties in 1996, and (xiii) the investment in partnership interests and subordinate mortgages collateralized by 21 multifamily properties in 1995, as previously reported on Form 8-K dated November 15, 1996, all incorporated by reference into this Joint Proxy Statement/ Prospectus/Information Statement.

(U) Certain reclassifications have been made to Wellsford's Historical Statement of Operations to conform to EQR's Statement of Operations presentation.

(V) Decrease results from the loss of interest income related to the spin-off of the $17,800 Sonterra mortgage notes receivable to WRP NewCo.

(W) Decrease results from operating efficiencies expected to occur as a result of the Merger.

(X) Represents the net increase in depreciation of real estate owned as a result of recording the Wellsford real estate assets at fair value versus historical cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which have a useful life of approximately 30 years.

        The calculation of the fair value of depreciable real estate assets at September 30, 1996 is as follows:


        Historical basis of Wellsford's rental property                                                     $          651,926
        Plus:  Step up to Wellsford's rental property, net (see Note D)                                                312,812
                                                                                                            -------------------
        Pro forma basis of Wellsford's rental property at fair value                                                   964,738
        Less:  Fair value allocated to land                                                                            (96,474)
                                                                                                            -------------------
        Pro forma basis of Wellsford's depreciable rental property at fair value                            $          868,264
                                                                                                            ===================


        Calculations of depreciation of rental property for the year ended December 31,1995 and the nine months ended September 30, 1996 are as follows:

                                                                                     Year                       Nine Months
                                                                                    Ended                          Ended
                                                                              December 31, 1995             September 30, 1996
                                                                              -----------------             ------------------
        Depreciation expense based upon an estimated useful life              $          28,942             $           21,707
        of approximately 30 years.     .     .     .     .
        Less: historic Wellsford depreciation of rental property.     .                  26,912                         19,630
                                                                              -----------------             ------------------
        Pro forma adjustment.     .     .     .     .                         $           2,030             $            2,077
                                                                              =================             ==================


                                SURVIVING TRUST
        NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1995 AND
                   THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


(Y) Decrease results from the amortization of the premium required to record Wellsford's debt at it's estimated fair value.

(Z) Decrease results from the elimination of amortization of Wellsford's deferred financing costs, which costs would be eliminated in connection with the Merger.

(AA) Decrease results from identified historic costs of certain items which are anticipated to be eliminated or reduced as a result of the Merger as follows:



                                                                                   Year                       Nine Months
                                                                                  Ended                          Ended

                                                                            December 31, 1995             September 30, 1996
                                                                            -----------------             ------------------
        Duplication of public company expenses......................       $                   429       $                    410
        Net reduction in salary, benefits and occupancy.............                         2,521                          1,281
        Other.......................................................                           914                            530
                                                                        ---------------------------   ----------------------------
             Total..................................................       $                 3,864       $                  2,221
                                                                        ===========================   ============================

(AB) A portion of income was allocated to minority interests representing interests in ERP Operating Partnership not owned by EQR. The pro forma allocation to minority interests (represented by OP Units) is based upon the percentage estimated to be owned by such minority interests as a result of the pro forma transactions.

(AC) Decrease of Weighted Average Common Shares Outstanding based on the conversion of Wellsford common shares to EQR common shares at a conversion ratio of .625 Wellsford shares per EQR share and a par value of $.01.

                        POLICIES OF THE SURVIVING TRUST
                       WITH RESPECT TO CERTAIN ACTIVITIES

          The following section sets forth the policies expected to be implemented by the Surviving Trust upon the effectiveness of the Merger with respect to certain matters. These policies may be amended or revised from time to time at the discretion of the Board of Trustees of the Surviving Trust without a vote of the shareholders of the Surviving Trust.

Business Objectives and Operating Strategies

          The Surviving Trust will seek to maximize both current income and long-term growth in income. The Surviving Trust will focus on acquiring multifamily properties that have strong cash flow potential with the intent to hold such properties for long-term investment and capital appreciation.

          The Surviving Trust's primary business objectives are to increase distributions on a per share of Survivor Common basis, to increase the value of its properties and to increase shareholders' value.

          The Surviving Trust's strategies for accomplishing these objectives will be:

          . maintaining and increasing property occupancy while increasing rental rates;

          . controlling expenses, providing regular preventive maintenance, making periodic renovations and enhancing amenities;

          . maintaining a Debt to Total Market Capitalization Ratio of less than 50%; and

          . pursuing acquisitions that: (i) are available at prices below estimated replacement costs; (ii) have potential for rental rate and/or occupancy increases; (iii) have attractive locations in their respective markets; and (iv) provide anticipated total returns that will increase the Surviving Trust's distributions per share of Survivor Common and the Surviving Trust's overall market value.

     The Surviving Trust will be committed to tenant satisfaction by striving to anticipate industry trends and implementing strategies and policies consistent with providing quality tenant services. In addition, the Surviving Trust will continuously survey rental rates of competing properties and conduct satisfaction surveys of residents to determine the factors they consider most important in choosing a particular apartment unit.

Acquisition Strategies

     The Surviving Trust anticipates that future property acquisitions will be located in the continental United States. Management will use market information to evaluate acquisition opportunities. The Surviving Trust's market data base will allow it to review the primary economic indicators of the markets where the Surviving Trust currently manages properties and where it expects to expand its operations. Acquisitions may be financed from various sources of capital, which may include undistributed funds from operations, issuance of additional equity securities, sales of properties and collateralized and uncollateralized borrowings. In addition, the Surviving Trust may acquire additional multifamily properties in transactions that include the issuance of OP Units as consideration for the acquired properties. Such transactions may, in certain circumstances, partially defer the sellers' tax consequences.

     When evaluating potential acquisitions, the Surviving Trust will consider:
(i) the geographic area and type of community; (ii) the location, construction quality, condition and design of the property; (iii) the current and projected cash flow of the property and the ability to increase cash flow; (iv) the potential for capital appreciation of the property, (v) the terms of resident leases, including the potential for rent increases; (vi) the potential for economic growth and the tax and regulatory environment of the community in which the property is located; (vii) the occupancy and demand by residents for properties of a similar type in the vicinity (the overall market and submarket);
(viii) the prospects for liquidity through sale, financing or refinancing of the property; and (ix) competition from existing multifamily properties and the potential for the construction of new multifamily properties in the area. The Surviving Trust expects to purchase multifamily properties with physical and market characteristics similar to the properties.

Disposition Strategies

     Management will use market information to evaluate dispositions. The Surviving Trust intends to dispose of its properties in cities or markets where the level of new construction is increasing or the economy is expected to decline substantially. The Surviving Trust will also dispose of properties in markets where it does not intend to establish long-term concentrations. The Surviving Trust will reinvest the proceeds received from property dispositions to fund property acquisitions. In addition, when feasible the Surviving Trust will structure these transactions as tax deferred exchanges.

Investment Policies

     Investments in Real Estate or Interests in Real Estate. The Surviving Trust's investment objectives will be to increase cash flow and the value of the properties, and to acquire established income-producing multifamily properties with cash flow growth potential. Additionally, where prudent and possible, the Surviving Trust will seek to upgrade its existing properties and any newly acquired multifamily properties. The Surviving Trust's business is focused on multifamily properties, although such properties may include retail and recreational facilities. The Surviving Trust's policy will be to acquire assets primarily for current income generation and long-term value appreciation; however, where appropriate, the Surviving Trust will sell certain of its properties.

     The Surviving Trust expects to pursue its investment objectives through the direct and indirect ownership of properties and the ownership of interests in other entities. The Surviving Trust will focus on properties in those markets where the Surviving Trust currently has operations and in new markets targeted by management. Future investments, including the activities described below, will not be limited to any geographic area or to a specified percentage of the Surviving Trust's assets. The Surviving Trust also may participate with other entities in property ownership through joint ventures or other types of co-ownership. Equity investments may be subject to existing mortgage financing and other indebtedness or such financing or indebtedness may be incurred in connection with acquiring investments. Any such financing or indebtedness will have priority over the Surviving Trust's equity interest in such property.

     Investments in Real Estate Mortgages. While the Surviving Trust will emphasize equity real estate investments in multifamily properties, it may, in its discretion, invest in mortgages and other interests related to multifamily properties. The Surviving Trust does not intend to invest to a significant extent in mortgages or deeds of trust, but may acquire mortgages as a strategy for acquiring a property, subject to the investment restrictions applicable to REITs. The mortgages in which the Surviving Trust may invest may be either first mortgages or junior mortgages, and may or may not be insured by a governmental agency. The Surviving Trust may also invest in mortgage-related securities. Furthermore, the Surviving Trust may seek to issue securities representing interest in such mortgage-related securities as a method of raising additional funds.

     Securities of or Interests in Persons Primarily Engaged in Real Estate Activities and Other Issuers. Subject to the gross income and asset tests for REIT qualification, the Surviving Trust also may invest in securities of entities engaged in real estate activities or securities of other issuers, including for the purpose of exercising control over such entities. The Surviving Trust may acquire all or substantially all of the securities or assets of other REITs or similar entities where such investments would be consistent with the Surviving Trust's investment policies. In any event, the Surviving Trust does not intend that its investments in securities will require it to register as an "investment company" under the Investment Surviving Trust Act of 1940, and the Surviving Trust would intend to divest securities before any such registration would be required.

Financing Policies

     The Surviving Trust intends to maintain a Debt to Total Market Capitalization Ratio of 50% or less. The Surviving Trust, however, may from time to time re-evaluate this policy and decrease or increase such ratio in light of then current economic conditions, relative costs to the Surviving Trust of debt and equity capital, market values of the properties, growth and acquisition opportunities and other factors. There will be no limit on the Surviving Trust's Debt to Total Market Capitalization Ratio imposed by the Surviving Trust's Declaration of Trust or Bylaws. To the extent that the Board of Trustees of the Surviving Trust determines to obtain additional capital, the Surviving Trust may issue debt or equity securities, or cause ERP Operating Partnership to issue additional OP Units, or retain earnings (subject to provisions in the Code requiring distributions of income to maintain REIT status), or a combination of these methods. As long as ERP Operating Partnership is in existence, the proceeds of all equity capital raised by the Surviving Trust will be contributed to ERP Operating Partnership in exchange for additional interests in ERP Operating Partnership, which will dilute the ownership interest of holders of OP Units. It is the Surviving Trust's policy that it shall not incur indebtedness other than short-term trade, employee compensation, dividends payable or similar indebtedness that will be paid in the ordinary course of business, and that indebtedness shall instead be incurred by the ERP Operating Partnership to the extent necessary to fund the business activities conducted by the ERP Operating Partnership.

     The Surviving Trust owns several properties that are subject to restrictive covenants or deed restrictions relating to current or previous tax-exempt bond financings and owns the bonds collateralized by several additional properties. The Surviving Trust has retained an independent outside consultant to monitor compliance with the restrictive covenants and deed restrictions that affect these properties. The bond compliance requirements may have the effect of limiting the Surviving Trust's income from these properties if the Surviving Trust is required to lower its rental rates to attract low or moderate income tenants, or eligible/qualified tenants.

     To the extent that the Board of Trustees determines to obtain debt financing the Surviving Trust intends to do so generally through mortgages on its properties and through lines of credit; however, the Surviving Trust may also issue additional debt securities in the future. Such indebtedness may be recourse, non-recourse or cross-collateralized and may contain cross-default provisions. The Surviving Trust will not have a policy limiting the number or amount of mortgages that may be placed on any particular property, but mortgage financing instruments usually limit additional indebtedness on such properties. In the future, the Surviving Trust may seek to extend, expand, reduce or renew its lines of credit, or obtain new credit facilities or lines of credit, subject to its general policy on debt capitalization, for the purpose of making acquisitions or capital improvements or providing working capital to the Surviving Trust or meeting the taxable income distribution requirements for REITs under the Code if the Surviving Trust has taxable income without receipt of cash sufficient to enable the Surviving Trust to meet such distribution requirements.

Lending Policies

     Although it is not presently contemplated, the Surviving Trust may consider offering purchase money financing in connection with the sale of multifamily properties where the provision of such financing will increase the value received by the Surviving Trust for the property sold.

Policies with Respect to Other Activities

     Although it is not presently contemplated, the Surviving Trust may make investments other than as previously described. All investments will be related to the multifamily residential business. The Surviving Trust will have authority to offer Survivor Common or other equity or debt securities in exchange for property or other REITS and to repurchase or otherwise reacquire Survivor Common or any other securities and may engage in such activities in the future. Similarly, the Surviving Trust may offer additional OP Units or other equity interests in ERP Operating Partnership that are exchangeable into Survivor Common in exchange for property. The Surviving Trust may also make loans to joint ventures in which it may participate in the future. The Surviving Trust will not engage in trading, underwriting or the agency distribution or sale of securities of other issuers. At all times, the Surviving Trust intends to make investments in such a manner as to be consistent with the requirements of the Code to qualify as a REIT unless, because of circumstances or changes in the Code (or the regulations promulgated thereunder), the Board of Trustees determines that it is no longer in the best interests of the Surviving Trust to continue to have the Surviving Trust qualify as a REIT. The Surviving Trust's policies with respect to such activities may be reviewed and modified from time to time by the Surviving Trust's trustees without notice to or the vote of the shareholders.

                        MANAGEMENT AND OPERATION OF THE
                        SURVIVING TRUST AFTER THE MERGER

Trustees and Executive Officers

     The following table sets forth as of the consummation of the Merger the names, positions and ages of the executive and senior officers and trustees of the Surviving Trust.

         Name                                Position                       Age
         ----                                --------                       ---
Samuel Zell             Chairman of the Board of Trustees (term expires      55
                        in 1999)
Douglas Crocker II      President, Chief Executive Officer and Trustee       56
                        (term expires in 1998)
David J. Neithercut     Executive Vice President and Chief Financial         41
                        Officer
Gregory H. Smith        Executive Vice President-Asset Management            46
Gerald A. Spector       Executive Vice President, Chief Operating Officer    50
                        and Trustee (term expires in 1998)
Bruce C. Strohm         Executive Vice President, General Counsel and        42
                        Secretary

         Name                                Position                       Age
         ----                                --------                       ---
Frederick C. Tuomi      Executive Vice President-Property Management         42
John Q. Collins         Senior Vice President-Capital Markets                48
Stuart English          Senior Vice President-Capital Projects               36
Alan W. George          Senior Vice President-Acquisitions                   39
Anthony G. Gigilio      Senior Vice President                                36
David H. Lee            Senior Vice President-Capital Markets                49
John G. Lennox, Jr.     Senior Vice President - Financial Analysis           43
Donald D. MacKenzie     Senior Vice President                                34
Michael J. McHugh       Senior Vice President, Chief Accounting Officer      41
                        and Treasurer
William C. Trimarco     Senior Vice President-Administration                 43
John W. Alexander       Trustee (term expires in 1999)                       50
Henry H. Goldberg       Trustee (term expires in 1999)                       58
Errol R. Halperin       Trustee (term expires in 1999)                       56
James D. Harper, Jr.    Trustee (term expires in 1998)                       63
Sheli Z. Rosenberg      Trustee (term expires in 1998)                       55
Barry S. Sternlicht     Trustee (term expires in 2000)                       36
B. Joseph White         Trustee (term expires in 2000)                       49
Jeffrey H. Lynford      Trustee (term expires in 2000)*                      49
Edward Lowenthal        Trustee (term expires in 2000)*                      52

     *At the Effective Time, each of Messrs. Lynford and Lowenthal will be appointed to the Board of Trustees of the Surviving Trust for a term ending at the annual meeting of the Surviving Trust in the year 2000.

     The following is a biographical summary as of February 18, 1997 of the experience of the executive officers and trustees of the Surviving Trust.

     Samuel Zell has been Chairman of the Board of EQR since March 1993. Mr. Zell is chairman of the board of directors of Equity Group Investments, Inc., an owner, manager and financier of real estate and corporations ("EGI"), American Classic Voyages Co., an owner and operator of cruise lines ("American Classic"), and Anixter International Inc., a provider of integrated network and cabling systems ("Anixter"). Mr. Zell is chairman of the board and chief executive officer of both Capsure Holdings Corp., a holding company whose principal subsidiaries are specialty property and casualty insurers ("Capsure"), and Manufactured Home Communities, Inc., a REIT specializing in the ownership and management of manufactured home communities ("MHC"). He is co-chairman of the board of directors of Revco D.S., Inc., a drugstore chain ("Revco"), and is a director of Quality Food Centers, Inc., an owner and operator of supermarkets, Sealy Corporation, a bedding manufacturer ("Sealy"), Ramco Energy PLC, an independent oil company based in the United Kingdom, and TeleTech Holdings, Inc., a provider of telephone and computer based customer care solutions.

     Douglas Crocker II has been a Trustee, Chief Executive Officer and President of EQR since March 1993. Mr. Crocker is a director of Horizon Group Incorporated, an owner, developer and operator of outlet retail properties.
Mr. Crocker has been president and chief executive officer of First Capital Financial Corporation, a sponsor of public limited real estate partnerships ("First Capital"), since December 1992 and a director of First Capital since January 1993. He has been an executive vice president of Equity Financial and Management Company ("EF&M"), a subsidiary of EGI, providing strategic direction and services for EGI's real estate and corporate activities since November 1992. From September 1992 until November 1992, Mr. Crocker was a managing director of investment banking with Prudential securities, an investment banking firm. He was a director and president of Republic Savings Bank, a national chartered savings and loan association ("Republic"), from December 1988 to June 1992, at which time the Resolution Trust Corporation took control of Republic.

     David J. Neithercut has been Executive Vice President and Chief Financial Officer of EQR since February 1995. Mr. Neithercut had been Vice President-- Financing of EQR from September 1993 until February 1995. Mr. Neithercut was a senior vice president--finance of EGI from January 1995 until February 1995. He was a vice president--finance of Equity Assets Management, Inc., a subsidiary of EGI providing real estate ownership services ("EAM"), from October 1990 until December 1994.

     Gregory H. Smith has been Executive Vice President--Asset Management of EQR since December 1994. Mr. Smith was a senior vice president of Strategic Realty Advisors, Inc., a real estate and advisory company, from January 1994 until December 1994. Mr. Smith had been employed at VMS Realty Partners, a sponsor of public and private real estate limited partnerships, from June 1989 until December 1993, most recently serving as first vice president.

     Gerald A. Spector has been Trustee and Executive Vice President of EQR since March 1993 and Chief Operating Officer of EQR since February 1995. Mr. Spector was Treasurer of EQR from March 1993 through February 1995. Mr. Spector had been an officer of EF&M since January 1973, most recently serving as vice president from November 1994 through January 1996. Mr. Spector was executive vice president and chief operating officer of EF&M from September 1990 through November 1994. Mr. Spector had been an officer of EGI since

January 1998, most recently serving as vice president from November 1994 through January 1996. Mr. Spector was executive vice president and chief operating officer of EGI from January 1991 through January 1994. Mr. Spector was a director of EGI and EF&M from January 1990 until January 1996 and a director of MHC from December 1992 through May 1995.

     Bruce C. Strohm has been Executive Vice President and General Counsel of EQR since March 1995 and Secretary since November 1995. Mr. Strohm was an Assistant Secretary since March 1995 and Vice President of EQR since its formation. Mr. Strohm was a vice president of Rosenberg & Liebentritt, P.C., a law firm ("R&L"), from January 1988 to March 1995, most recently serving as a member of the firm's management committee.

     Frederick C. Tuomi has been Executive Vice President--Property Management of EQR since January 1994. Mr. Tuomi had been president of RAM Partners, Inc., a subsidiary of Post Properties, Inc., a REIT, from March 1991 to January 1994. Mr. Tuomi was president of Pilot Property Company, a property management company, from July 1988 until March 1991.

     John Q. Collins has been Senior Vice President--Capital Markets of EQR since May 1995. From January 1994 until May 1995, Mr. Collins had been Senior Vice President-Acquisitions and Capital Markets. From 1992 until 1994, Mr. Collins had been vice president--capital markets of Security Capital Group, a real estate investment management company. From 1983 until 1992, Mr. Collins was a real estate consultant and broker with LaSalle Partners Ltd., a corporate real estate service firm.

     Stuart English has been Senior Vice President-Capital Projects of EQR since December 1996. Mr. English had been Vice President-Capital Markets from April 1996 to December 1996. Mr. English had been a project manager of Atkinson Engineering from June 1986 to April 1996.

     Alan W. George has been Senior Vice President-Acquisitions of EQR since December 1995 and Vice President-Acquisitions and asset manager of EQR since December 1993. Mr. George was vice president-asset management of EAM from June 1992 to August 1993. He was vice president-asset management for American Real Estate Group, a real estate investment company, from 1990 to 1992.

     Anthony G. Giglio has been a Senior Vice President of EQR since June 1996 and was a Vice President of EQR from September 1995 to June 1996. Mr. Giglio had been a vice president of R&L from December 1993 to June 1996. Mr. Giglio had been an attorney at Jones Day Reavis & Pogue, a law firm, from August 1985 to December 1993.

     David Lee has been Senior Vice President--Capital Markets of EQR since February 1995. Mr. Lee was Senior Vice President and Chief Financial Officer from EQR's formation until February 1995. From January 1992 to May 1993, he was vice president--financial services of EAM. From 1991 to 1992, he was vice president-financial services of Equity Institutional

Investors, Inc., a subsidiary of EGI responsible for EGI's equity capital raising and merchant banking activities. Mr. Lee was a vice president of First Capital Benefit Administrators, Inc., a pension benefit advisory company ("Benefit Administrators"), from December 1988 until March 1993. Benefit Administrators filed a petition under the Federal bankruptcy laws in January 1995, which resulted in its liquidation on November 15, 1995.

     John G. Lennox, Jr., has been Senior Vice President - Financial Analysis of EQR since February 1994 and Senior Vice President and Controller from EQR's formation to February 1997. Mr. Lennox was employed by EPMC from 1984 to May 1993, most recently serving as the senior vice president--finance and administration of its multifamily residential division.

     Donald D. MacKenzie has been Executive Vice President and Director of Operations of Wellsford since September, 1996 and was Vice President - Acquisitions and Development of Wellsford from December 1994 to September, 1996. From July 1992 until December 1994 he was Vice President for Acquisitions of Wellsford. He also was a Vice President of Wellsford's predecessor, Wellsford Group, Inc. ("WGI"), since 1988. From 1986 to 1988, Mr. MacKenzie was an asset manager with Wallace Associates Consulting Group, a national real estate consulting firm specializing in providing strategic consultation to the banking industry. Previously he was employed with Paine Webber Incorporated as a financial analyst in the Mergers and Acquisitions Group.

     Michael J. McHugh has been Senior Vice President of EQR since November 1994 and Chief Accounting Officer and Treasurer of EQR since February 1995. From May 1990 until January 1995, Mr. McHugh had been senior vice president and chief financial officer of First Capital.

     William C. Trimarco has been Senior Vice President of EQR since March 1996. Mr. Trimarco had been a senior vice president-administration of EGI from July 1990 to March 1996 and was employed by EGI since November 1977.

     John W. Alexander has been a Trustee of EQR since May 1993. Mr. Alexander has been president of Mallard Creek Capital Partners, Inc., primarily an investment company with interests in real estate and development entities, since February 1994. He is a partner of Meringoff Equities, a real estate investment and development company, and is a director of Jacor Communications, Inc., an owner and operator of radio stations ("Jacor").

     Henry H. Goldberg has been a Trustee of EQR since January 1995. Mr. Goldberg is chairman of the board, chief executive officer and founder of Artery Properties, Inc. Founded in 1959, Artery Properties, Inc. is a diversified real estate company. Mr. Goldberg was the direct or indirect general partner (or an executive thereof) of nine partnerships owning residential apartment communities and one commercial office building, each of which filed petitions under the Federal bankruptcy laws during 1991 through 1993. Each of the partnerships is now out of bankruptcy through a reorganization plan agreed to by the project lender.

     Errol R. Halperin has been a Trustee of EQR since May 1993. Mr. Halperin has been an attorney at Rudnick & Wolfe, a law firm, since 1979, serving as a senior partner and a member of such firm's policy committee since 1981, specializing in Federal income tax counseling and real estate and corporate transactions.

     James D. Harper, Jr. has been a Trustee of EQR since May 1993. Since 1982, Mr. Harper has been president of JDH Realty Co., a real estate development and investment company. Since 1988, he has been a co-managing partner in AH Development, S.E. and AH HA Investments, S.E., special limited partnerships formed to develop over 400 acres of land in Puerto Rico.

     Sheli Z. Rosenberg has been a Trustee of EQR since March 1993. She is a principal of the law firm of R&L. Ms. Rosenberg is chief executive officer, president and a director of EGI. Ms. Rosenberg has been a director of Jacor Communications, Inc., an owner of radio stations, since 1994 and has been the Chairman of its Board of Directors since February 1996. Ms. Rosenberg is a trustee of California Real Estate Investment Trust, a REIT, which is planning to focus on mezzanine financing opportunities associated with income producing real estate; and a director of Capsure Falcon Building Products, Inc., a manufacturer and supplier of building products; American Classic; MHC; Anixter; Sealy; and Revco. Ms. Rosenberg was a Vice President of Benefits Administrators, which filed a petition under the Federal bankruptcy laws in January 1995, which resulted in its liquidation on November 15, 1995.

     Barry S. Sternlicht has been a Trustee of EQR since May 1993. Mr. Sternlicht has been chief executive officer and president of Starwood Capital Group, L.P. since 1993 and president of Starwood Capital Partners, L.P., a privately owned real estate investment firm, since its formation in 1991. Mr. Sternlicht is chairman of the board and chief executive officer of Starwood Lodging Trust, a REIT specializing in the ownership of hotels and co-chairman of the board of Westin Hotels & Resorts Company, an owner and operator of hotels. Mr. Sternlicht is a director of Angeles Participating Mortgage Trust, a mortgage REIT, U.S. Franchise Systems, a hotel franchise company, and Starwood Lodging Corporation, which manages hotels owned by Starwood Lodging Trust.

     B. Joseph White has been a Trustee of EQR since May 1993. Mr. White has been a professor at the University of Michigan Business School since 1987 and Dean since 1991. Mr. White is a director of Falcon, Union Pump Company, a manufacturer of pumps, and Kelly Services, Inc., an employment agency.

     For biographical descriptions of Jeffrey H. Lynford and Edward Lowenthal see "Management of WRP Newco-Directors and Executive Officers."

Committees of the Board of Trustees

     There will be three standing committees of the Board of Trustees of the Surviving Trust: the Executive Committee, the Compensation Committee and the Audit Committee, which are described further below.

     Executive Committee: The Executive Committee will be comprised of Messrs. Alexander, Crocker and Zell. The Executive Committee will have the authority within certain parameters to acquire, dispose of and finance investments for the Surviving Trust and execute contracts and agreements, including those related to the borrowing of money by the Surviving Trust, and generally exercise all other powers of the Board, except as prohibited by law.

     Compensation Committee: The Compensation Committee will be comprised of Messrs. Halperin and Harper and Ms. Rosenberg. Mr. Harper will be the chairman. The Compensation Committee will review and make recommendations concerning proposals by management with respect to compensation, bonuses, employment agreements and other benefits and policies respecting such matters for the executive officers of the Surviving Trust.

     Audit Committee: The Audit Committee will be comprised of Messrs. White, Alexander, Halperin, Sternlicht and Goldberg. Mr. White will be the chairman. The Audit Committee will make recommendations concerning the engagement of independent public accountants, review the plans and results of the audit engagement with the independent public accountants, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Surviving Trust's internal accounting controls.

Compensation of Trustees

     Trustees who are not employees of the Surviving Trust receive an annual fee of $20,000 for serving as trustees. In addition, trustees who serve on the Audit Committee, the Executive Committee or the Compensation Committee will receive an additional $1,000 per annum for each committee on which they serve. Committee chairs receive an additional $500 per annum. The Surviving Trust will also reimburse the trustees of each committee for travel expenses incurred in connection with their activities on behalf of the Surviving Trust. Each trustee will also be granted options to purchase 5,000 shares of Survivor Common at the fair market value of such shares at the close of business on the date of the first trustees' meeting following each annual meeting of shareholders.

Consulting Agreements

     Messrs. Lynford and Lowenthal will each execute a consulting agreement with ERP Operating Partnership. The consulting agreements will each be for a term of five years from the Effective Time. Pursuant to the consulting agreements, each of Messrs. Lynford and Lowenthal will serve as a senior management consultant to ERP Operating Partnership and, in all events, will receive compensation at the rate of $200,000 per year plus reimbursement for reasonable out-of-pocket expenses.

                      COMPARISON OF RIGHTS OF SHAREHOLDERS

     At the Effective Time, the shareholders of Wellsford and EQR will become shareholders of the Surviving Trust. The rights of Wellsford's shareholders are presently governed by Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland ("Title 8"), the Wellsford Declaration, and the Wellsford Bylaws. The rights of EQR's shareholders are presently governed by Title 8, the EQR Declaration and EQR Bylaws. The rights of the shareholders of the Surviving Trust will be governed by Title 8, the Surviving Trust's Declaration and the Surviving Trust's Bylaws. Upon approval of the Merger by the Wellsford Common Shareholders and at the Effective Time, the Wellsford Declaration will be amended and restated to substantially conform the Wellsford Declaration to the terms of the EQR Declaration (except for certain provisions of the Wellsford Declaration that require approval by a two-thirds vote of the Wellsford Common Shareholders). The Wellsford Declaration, as amended and restated, will serve as the Surviving Trust's Declaration.

     The following discussion summarizes certain significant differences between the rights of shareholders of EQR, Wellsford and the Surviving Trust as a result of these amendments. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to Title 8, the EQR Declaration and Bylaws, the Wellsford Declaration and Bylaws and the Surviving Trust's Declaration and Bylaws. In addition, upon the separate approval by an affirmative vote of the holders of not less than two-thirds of Wellsford Common, the Additional Amendments will be made to the Declaration of the Surviving Trust. See "Additional Amendments." This summary does not take into account the changes to the Wellsford Declaration contemplated by the Additional Amendments, which are discussed in "-- Additional Amendments." Rights of the shareholders of EQR and Wellsford which are and will remain the same after the Merger are not discussed.

Authorized and Issued Shares

     The Wellsford Declaration authorizes the issuance of 100,000,000 shares of beneficial interest, which consists of shares of Wellsford Common and such other types or classes as the Wellsford Board of Trustees may create and authorize from time to time and designate as representing a beneficial interest in Wellsford. The designation and number of outstanding shares of beneficial interest of Wellsford as of February 13, 1997, was as follows:

(i) 17,120,845 of Wellsford Common; (ii) 3,999,800 shares of Wellsford Series A; and (iii) 2,300,000 shares of Wellsford Series B.

     The EQR Declaration authorizes the issuance of 110,000,000 shares of beneficial interest, of which 100,000,000 are EQR Common and 10,000,000 are Preferred Shares which may be issued from time to time, in one or more series. The designation and number of outstanding shares of beneficial interest in EQR as of February 19, 1997, was as follows: (i) 51,676,835 of EQR Common; (ii) 6,120,000 shares of EQR Series A; (iii) 500,000 shares of EQR Series B represented by 5,000,000 depository shares; (iv) 460,000 shares of EQR Series C represented by 4,600,000 depository shares; and (v) no excess shares of beneficial interest.

     The Declaration of the Surviving Trust will authorize the issuance of 300,000,000 shares of beneficial interest, of which 200,000,000 will be shares of Survivor Common and 100,000,000 will be preferred shares of beneficial interest of the Surviving Trust which may be issued from time to time, as authorized by the Board of Trustees of the Surviving Trust. As of the Effective Date, the designation and number of the outstanding shares of beneficial interest in the Surviving Trust will be as follows: (i) 62, 377,363 of Survivor Common; (ii) 6,120,000 of Survivor Series A; (iii) 500,000 of Survivor Series B represented by 5,000,000 depository shares; (iv) 460,000 of Survivor Series C represented by 4,600,000 depository shares; (v) 3,999,800 of Survivor Series D; and (vi) 2,300,000 of Survivor Series E.

Amendment to Declaration and Bylaws

     As permitted by Title 8, the Wellsford Declaration provides that the Wellsford Board of Trustees may, by a two-thirds vote, amend the Wellsford Declaration from time to time in order to enable Wellsford to qualify and remain qualified as a REIT under the Code and Title 8. Except as set forth in the preceding sentence and in the Articles Supplementary that set forth the rights and preferences of the holders of Wellsford Preferred, the Wellsford Declaration may be amended only by the affirmative vote of the holders of not less than a majority of the shares of beneficial interest then outstanding and entitled to vote thereon, and in certain cases may be amended only by the affirmative vote of the holders of not less than two-thirds of such shares. Amendments to the provisions of the Wellsford Declaration relating to the removal of trustees, the restrictions on ownership of its shares of beneficial interest, the reorganization of Wellsford and mergers, consolidations and sales of all or substantially all of Wellsford's property must be approved by the affirmative vote of holders of not less than two-thirds of the shares of beneficial interest then outstanding and entitled to vote on the matter.

     As permitted by Title 8, the EQR Declaration provides that the EQR Board of Trustees may, by a two-thirds vote, amend the EQR Declaration from time to time in order to enable EQR to qualify and remain qualified as REIT under the Code and under Title 8. Except as set forth in the previous sentence and in the terms of preferred shares of beneficial interest, the EQR Declaration may be amended only by the affirmative vote of the holders of not less than two-thirds of the shares of beneficial interest then outstanding and entitled to vote thereon.

     The Declaration of the Surviving Trust will provide for its amendment in the same manner as the Wellsford Declaration. The amendment to the Declaration of the Surviving Trust will also be effected by the Additional Amendments, if approved. See "-- Additional Amendments."

Special Meetings

     The Wellsford Bylaws provide that the chairman, the president or one-third of the trustees of Wellsford may call a special meeting of Wellsford's shareholders. A special meeting shall also be called by the secretary of Wellsford upon the written request of holders of shares entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

     The EQR Bylaws provide that the chairman, the president or one-third of the trustees of EQR may call a special meeting of EQR's shareholders. A special meeting shall be called by the secretary of EQR upon the written request of EQR Shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting.

     The Bylaws of the Surviving Trust will provide for special meetings in the same manner as the EQR Bylaws.

Boards of Trustees

     The Wellsford Declaration states that the trustees of Wellsford shall be divided into three classes as nearly equal in number as possible, with the term of each class of trustees expiring at the annual meeting of shareholders in the third year following the year of their election. This classified Board of Trustees could have the effect of making the removal of incumbents more time consuming and difficult, which could delay, defer or prevent a third party from making a timely offer or otherwise attempting to obtain control, even though such an attempt might be beneficial to the company and its shareholders. Thus, the classified board could increase the likelihood that incumbents will retain their positions.

     The Wellsford Declaration provides that a trustee may be removed, with or without cause, by the affirmative vote of the holders of not less than two-thirds of the shares of beneficial interest then outstanding and entitled to vote in the election of trustees. Amendments to this section of the Wellsford Declaration must be approved by the holders of not less than two-thirds of the shares of beneficial interest outstanding and entitled to vote on the matter.

     The EQR Declaration contains substantially similar provisions regarding the classification of trustees as the Wellsford Declaration; however, the EQR Declaration provides that a trustee may be removed only with cause, by the vote of the holders of not less than two-thirds of the shares of beneficial interest then outstanding and entitled to vote in the election of trustees. The EQR Declaration defines cause as (i) material theft, fraud or embezzlement or active and deliberate dishonesty by a trustee, (ii) habitual neglect of duty by a trustee having a material and adverse significance to the trust, or (iii) the conviction of a trustee for a felony or of any crime involving moral turpitude.

     The Declaration of the Surviving Trust will contain provisions paralleling those of the Wellsford Declaration relating to the classification and removal of trustees. The method of removing trustees will also be effected by the Additional Amendments, if approved. See "-- Additional Amendments."

Mergers, Consolidations, and Sale of Substantially all Assets

     Declaration Provisions. Under the Wellsford Declaration, any merger or consolidation involving Wellsford or any sale or other disposition of all or substantially all of Wellsford's property must be approved by its trustees and submitted to its shareholders for approval, such approval to be obtained by the affirmative vote of (i) holders of not less than two-thirds of all the shares of beneficial interest then outstanding and entitled to vote thereon, if Wellsford is not the surviving entity in any merger or consolidation or in the event of a proposed sale or disposition of all or substantially all of Wellsford's property, or (ii) holders of not less than a majority of all the shares of beneficial interest then outstanding and entitled to vote thereon, in all other cases. Amending this section of the Wellsford Declaration requires the affirmative vote of the holders of two-thirds of the shares of beneficial interest outstanding and entitled to vote on the matter.

     The EQR Declaration does not address the vote required for a merger or consolidation involving EQR or EQR's property. Under Title 8, a merger must be approved by the affirmative vote of two-thirds of all the shareholders entitled to vote on the matter unless otherwise provided in the declaration of trust.

     The Declaration of the Surviving Trust will contain provisions paralleling those of the Wellsford Declaration relating to shareholder approval of mergers, consolidations and sales of assets. The Declaration of the Surviving Trust will provide that the Surviving Trust may sell or otherwise dispose of all or substantially all of its property only upon the affirmative vote of the holders of not less than two-thirds of all the shares then outstanding and entitled to vote on the matter. These shareholder approval requirements for mergers, consolidations and sales of assets will also be effected by the Additional Amendments, if approved. See "-- Additional Amendments."

     Statutory Restrictions. Under the MGCL, certain "business combinations" (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland REIT and (i) any person who beneficially owns 10% or more of the voting power of the REIT's shares or an affiliate of the REIT who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting shares of beneficial interest of the REIT (an "Interested Shareholder) or (ii) an affiliate of an Interested Shareholder are prohibited for five years after the most recent date on which the Interested Shareholder becomes an Interested Shareholder. Thereafter, any such business combination must be recommended by the Board of Trustees of such REIT and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding shares of the REIT and (b) two-thirds of the votes entitled to be cast by holders of voting shares of the REIT other than shares held by the Interested Shareholder with whom (or with whose affiliate) the business combination is to be effected, unless, among other conditions, the REIT's common shareholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form previously paid by the Interested Shareholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the board of trustees of the REIT prior to the time that the Interested Shareholder becomes an Interested Shareholder. The Surviving Trust will exempt any business combination involving Mr. Zell, the Zell Holders, EPMC and their respective affiliates and associates, present or future, or any other person acting in concert or as a group with any of the foregoing persons and, consequently, the five-year prohibition and the super-majority vote requirements will not apply to a business combination between any of them and the Surviving Trust.

     In addition to the restrictions on certain business combinations, the MGCL also provides that "control shares" of a Maryland REIT acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquiror, by officers or by directors who are employees of the REIT. "Control Shares" are voting shares which, if aggregated with all other such shares previously acquired by the acquiror, or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing trustees within one of the following ranges of voting power: (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of all voting power. A "control share acquisition" means the acquisition of control shares, subject to certain exceptions. Despite these restrictions on Control Share acquisitions, the MGCL provides that a REIT may effectively exempt itself from such restrictions by a provision contained in its Declaration or Bylaws. The Wellsford Bylaws and EQR Bylaws both contain provisions stating that the restrictions regarding Control Shares will not apply to any acquisition of its shares by any person, and the Bylaws of the Surviving Trust will contain a similar provision.

Restrictions on the Ownership, Transfer or Issuance of Shares

     The Wellsford Declaration, subject to certain exceptions, provides that no holder (other than (i) Edward Lowenthal and Jeffrey H. Lynford, and (ii) any other person approved by the trustees) may own more than 9.8% (the "WRP Ownership Limit") of the lesser of the number or value (in either case as determined in good faith by the trustees) of the total outstanding shares of beneficial interest. The Wellsford Declaration provides that the trustees may waive the WRP Ownership Limit if evidence satisfactory to the trustees and to Wellsford's tax counsel is presented that such ownership will not then or in the future jeopardize Wellsford's status as a REIT. As a condition of such waiver, the intended transferee must give written notice to Wellsford of the proposed transfer and must furnish such opinions of counsel, affidavits, undertakings, agreements and information as may be required by the trustees no later than the 15th day prior to any transfer which, if consummated, would result in the intended transferee owning shares in excess of the WRP Ownership Limit. The foregoing restrictions on transferability and ownership will not apply if the Wellsford Board of Trustees determines that it is no longer in the best interests of Wellsford to attempt to qualify, or to continue to qualify, as a REIT. Any transfer of shares of beneficial interest that would (i) create a direct or indirect ownership of shares of beneficial interest in excess of the WRP Ownership Limit, (ii) result in the shares of beneficial interest being owned by fewer than 100 persons, or (iii) result in Wellsford being "closely held" within the meaning of Section 856(h) of the Code, will be null and void, and the intended transferee will acquire no rights to such shares of beneficial interest. The Wellsford Declaration provides that Wellsford, by notice to the holder thereof, may purchase any or all shares of beneficial interest of Wellsford (the "Excess Shares") that are proposed to be transferred pursuant to a transfer which, if consummated, would result in the intended transferee owning shares of beneficial ownership in excess of the WRP Ownership Limit or would otherwise jeopardize Wellsford's REIT status. The purchase price of any Excess Shares will be equal to the fair market value of such excess Shares as reflected in the closing sales price for the shares of beneficial interest, if then listed on a national securities exchange. From and after the date fixed for purchase by the trustees, the holder of such shares of beneficial interest to be purchased by Wellsford will cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such shares except the right to payment of the purchase price for the shares. Any dividend or distribution paid to a proposed transferee on Excess Shares prior to the discovery by Wellsford that such shares of beneficial interest have been transferred in violation of the provisions of the Wellsford Declaration shall be repaid to Wellsford upon demand. If the foregoing transfer restrictions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee of any Excess Shares may be deemed, at Wellsford's option, to have acted as an agent on behalf of Wellsford in acquiring such Excess Shares and to hold such Excess Shares on behalf of Wellsford.

     The Wellsford Declaration requires that all persons who own, directly or indirectly, more than 5% in number or value of the total outstanding shares of beneficial interest of Wellsford must give a written notice to Wellsford containing the information specified in the Wellsford Declaration by January 31 of each year. In addition, each shareholder irrespective of such shareholder's ownership shall upon demand be required to disclose to Wellsford in writing such information with respect to the direct, indirect and constructive ownership of beneficial interests as the trustees deem necessary to comply with the provisions of the Code applicable to a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

     The EQR Declaration, subject to certain exceptions, provides that no holder may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 5% (the "EQR Ownership Limit") of the lesser of the number of shares or value of the issued and outstanding shares of beneficial interest of EQR. The EQR Board of Trustees, upon receipt of a ruling from the Service, an opinion of counsel or other evidence satisfactory to the EQR Board of Trustees and upon such other conditions as the EQR Board of Trustees may direct, may also exempt a proposed transferee from the EQR Ownership Limit. As a condition of such exemption, the intended transferee must give written notice to EQR of the proposed transfer no later than the fifteenth day prior to any transfer which, if consummated, would result in the intended transferee owning shares in excess of the EQR Ownership Limit. Any transfer of EQR Common or EQR Preferred that would (i) create a direct or indirect ownership of shares of beneficial interest in excess of the EQR Ownership Limit, (ii) result in the shares of beneficial interest being owned by fewer than 100 persons, or (iii) result in EQR being "closely held" within the meaning of Section 856(h) of the Code, will be void ab initio, and the intended transferee will acquire no rights to the shares of beneficial interest. The foregoing restrictions on transferability and ownership will not apply if the EQR Board of Trustees determines that it is no longer in the best interests of EQR to attempt to qualify, or to continue to qualify, as a REIT.

     EQR's Declaration exempts from the Ownership Limit certain persons and entities who would exceed the Ownership Limit as a result of the exchange of the OP Units for EQR Common, which OP Units were received by them at the time of the formation of EQR. These persons may also acquire additional EQR Shares through EQR's Second Amended and Restated 1993 Share Option and Share Award Plan (the "Option and Award Plan"), but in no event will such persons be entitled to acquire additional shares of beneficial interest such that the five largest beneficial owners of EQR's shares of beneficial interest hold more than 50% in number or value of the total outstanding EQR Shares.

     Any EQR Shares the transfer of which would result in a person owning shares of beneficial interest in excess of the Ownership Limit or cause EQR to become "closely held" under Section 856(h) of the Code that is not otherwise permitted as provided above will constitute excess shares ("Excess Shares"), which will be transferred by operation of law to EQR as trustee for the exclusive benefit of the person or persons to whom the Excess Shares are ultimately transferred, until such time as the intended transferee retransfers the Excess Shares. While these Excess Shares are held in trust, they will not be entitled to vote or to share in any distributions (except upon liquidation). Subject to the Ownership Limit, the Excess Shares may be retransferred by the intended transferee to any person (if the Excess Shares would not be Excess Shares in the hands of such person) at a price not to exceed the price paid by the intended transferee or, if the intended transferee did not give value for such Excess Shares (e.g., a transfer by gift or devise), the fair market value (as described below) at the time of the purported transfer that resulted in the Excess Shares, at which point the Excess Shares will automatically be exchanged for the shares of beneficial interest to which the Excess Shares are attributable. In addition, such Excess Shares held in trust are subject to purchase by EQR at a purchase price equal to the lesser of the price paid for the Excess Shares in the transaction that created such Excess Shares (or, in the case of a devise or gift, the fair market value at the time of such devise or gift) and the fair market value of the EQR Preferred or EQR Common to which such Excess Shares relate on the date EQR exercises its right to purchase. Fair market value will be the last sales price of such shares of beneficial interest reported on the NYSE on the trading day immediately preceding the relevant date, or if not then traded on the NYSE, the last reported sales price of such shares of beneficial interest on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which such shares of beneficial interest may be traded, or if not then traded over any exchange or quotation system, then the fair market value of such shares of beneficial interest on the relevant date as determined in good faith by the EQR Board of Trustees. EQR's right to purchase shall be for a period of 90 days after the later of the date of the purported transfer which resulted in the Excess Shares and the date the EQR Board of Trustees determines in good faith that such a transfer has occurred. From and after the intended transfer to the intended transferee of the Excess Shares, the intended transferee will cease to be entitled to distributions (except upon liquidation), voting rights and other benefits with respect to such shares except the right to payment of the purchase price for the shares or the retransfer of shares as provided above. Any distribution paid to a proposed transferee on Excess Shares prior to the discovery by EQR that such shares of beneficial interest have been transferred in violation of the provisions of EQR's Declaration will be repaid to EQR upon demand. If the foregoing transfer restrictions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee of any Excess Shares may be deemed, at the option of EQR, to have acted as an agent on behalf of EQR in acquiring such Excess Shares and to hold such Excess Shares on behalf of EQR.

     All certificates representing shares of beneficial interest of EQR shall bear a legend referring to the restrictions described above.

     All persons who own, directly or by virtue of the attribution provisions of the Code, more than 5% (or such other percentage between 1/2 of 1% and 5% as provided in the rules and regulations promulgated under the Code) of the lesser of the number or value of the outstanding shares of beneficial interest of EQR must give a written notice to EQR by January 31 of each year. In addition, each shareholder will upon demand be required to disclose to EQR in writing such information with respect to the direct, indirect and constructive ownership of EQR Shares as the EQR Board of Trustees deems reasonably necessary to comply with the provisions of the Code applicable to a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

     The Declaration of the Surviving Trust will contain restrictions on the ownership, transfer and issuance of Survivor Shares generally similar to those restrictions contained in the EQR Declaration.

Additional Amendments

     Upon approval of the Merger by the Wellsford Common Shareholders and at the Effective Time, the Wellsford Declaration will be amended and restated to substantially conform the Wellsford Declaration to the terms of the EQR Declaration (except for those provisions of the Wellsford Declaration that require a two-thirds vote of the holders of Wellsford Common to be amended (the "Two-Thirds Provisions")) and to effect certain additional changes as described in "Comparison of Rights of Shareholders," including but not limited to an increase in the number of authorized shares to 300,000,000, 100,000,000 of which may be preferred shares. The Wellsford Declaration, as amended and restated ("Surviving Trust Declaration"), will constitute the declaration of the Surviving Trust. The Board of Directors of each of Wellsford and EQR believe that amendments to the Two-Thirds Provisions would be in the best interests of the shareholders of EQR and Wellsford. The holders of Wellsford Common are therefore being asked to separately approve amendments to sections 2.3, 6.6, 9.1, 9.2 and 9.3 of the Surviving Trust Declaration.

     The following is a summary of the Additional Amendments as to which the approval of the Wellsford Common Shareholders is being requested.

Removal of Trustees. Section 2.3 of the Wellsford Declaration currently provides for the removal of Trustees, with or without cause, by the affirmative vote of the holders of not less than two-thirds of the Wellsford Shares then outstanding and entitled to vote on the election of trustees. Upon approval of the Additional Amendments, the Surviving Trust Declaration will provide for the removal of Trustees only with cause by the same vote previously required. "Cause" will be defined as (a) material theft, fraud or embezzlement or active and deliberate dishonesty by a Trustee; (b) habitual neglect of duty by a Trustee having a material and adverse significance to the Trust; or (c) the conviction of a Trustee for a felony or of any crime involving mortal turpitude.

Restrictions on Transfer and Ownership of Shares. In order to maintain its status as a REIT under the Code and Title 8, Section 6.6 of the Wellsford Declaration currently imposes a number of restrictions on the transfer and ownership of Wellsford Shares. See "Comparison of Rights of Shareholders - Restrictions on the Ownership, Transfer or Issuance of Shares." Since the adoption of the Wellsford Declaration in 1992, the comparable section of the declarations of other REITs has evolved into a more detailed provision relating to the applicable ownership limits and compliance with the Code. Upon approval of the Additional Amendments, these provisions will be modified to reflect the effects of the Merger and the Surviving Trust's relationship with ERP Operating Partnership. Among the specific amendments to be made will be the inclusion of provisions exempting the exchange of OP Units into Survivor Shares from the definition of "transfer." In addition, certain persons and entities who would otherwise exceed the ownership limits placed on Survivor Shares due to their ownership of EQR Shares or OP Units received at the formation of EQR will be exempted from such ownership restrictions. Upon approval of the Additional Amendments, Excess Shares will be held by the Surviving Trust for the benefit of the transferor of such shares.

Amendment to Declaration. Section 9.1 of the Wellsford Declaration currently provides for its amendment by the affirmative vote of the holders of not less than a majority of the Wellsford Shares outstanding and entitled to vote thereon, except that amendments related to the removal of trustees, the restrictions on the ownership of Wellsford Shares, the reorganization of Wellsford and the merger, consolidation or sale of all or substantially of Wellsford's property must be approved by the affirmative vote of the holders of two-thirds of the Wellsford's Shares then outstanding and entitled to vote on the matter. In addition, the Wellsford Board of Trustees may, by a two-thirds vote, amend the Wellsford Declaration in order to enable Wellsford to qualify and remain qualified as a REIT under the Code and Title 8.

     Upon approval of the Additional Amendments, the Declaration of the Surviving Trust will provide for its amendment by the Survivor Board of Trustees, by a two-thirds vote, to enable the Surviving Trust to qualify and remain qualified as a REIT. The Declaration of the Surviving Trust will also provide for amendment of all its provisions by the affirmative vote of the holders of not less than two-thirds of the Survivor Shares then outstanding and entitled to vote thereon.

Mergers, Consolidation, or Sale of Trust Property. Section 9.2 of the Wellsford Declaration currently states that, upon the affirmative vote of the holders of not less than two-thirds of the Wellsford Shares then outstanding and entitled to vote thereon, the trustees of Wellsford may reorganize Wellsford by creating a separate entity into which Wellsford will merge or sell its assets. In addition, Section 9.3 of the Wellsford Declaration currently provides that if Wellsford is not the surviving entity in a merger or consolidation, or in the event of a sale of all or substantially all of Wellsford's property, that transaction must be approved by two-thirds of the Wellsford Shares then outstanding and entitled to vote thereon. In all other cases, such a merger or consolidation need only be approved by a majority of the Wellsford Shares then outstanding and entitled to vote thereon. Upon approval of the Additional Amendments, any merger, consolidation, or sale of all or substantially all of the Surviving Trust's property will be required to be approved by two-thirds of the Survivor Shares then outstanding and entitled to vote thereon.

                       THE CONTRIBUTION AND DISTRIBUTION

     The following describes certain aspects of the Contribution and the Distribution. To the extent that they relate to the Contribution and Distribution Agreement, the following descriptions do not purport to be complete and are qualified in their entirety by reference to the Contribution and Distribution Agreement, which is filed as an exhibit to the registration statement of which this Joint Proxy Statement/Prospectus/Information Statement is a part.

Background of and Reasons for the Distribution

     EQR is in the business of acquiring, owning and operating multifamily properties. It does not currently engage in any development activities and generally does not hold debt instruments for investment. In the course of discussions with respect to the Merger it became clear that EQR did not wish to acquire all of Wellsford's interest in its development project near Denver, Colorado, known as Palomino Park or its interests in the Sonterra Assets. If EQR were to acquire such assets, Wellsford would not be able to receive what it considered to be adequate value for such assets. Wellsford's management believes that it can maximize the value of those assets for its shareholders by not conveying them in the Merger and by retaining such assets and their long-term value for Wellsford Common Shareholders by contributing them to WRP Newco and distributing all of the shares of WRP Newco owned by Wellsford to the Wellsford Common Shareholders pro rata. It has also been agreed that to provide initial working capital for WRP Newco, Wellsford would contribute approximately $20 million in cash to WRP Newco. Pursuant to the Merger, EQR will acquire the remaining assets of Wellsford, subject to certain liabilities. See "- Contribution and Distribution Agreement."

     Although the Contribution and Distribution will not be effected unless the Merger is approved and all conditions thereto have been satisfied or waived, Wellsford Common Shareholders are not being asked to approve the Contribution and Distribution, which are not subject to shareholder approval.

Manner of Effecting the Contribution and Distribution

     The Contribution was approved and the Distribution was declared by the Board of Trustees of Wellsford on January 16, 1997, the date on which it also approved the Merger. The Contribution will be made immediately prior to the Distribution, and both the Contribution and the Distribution will occur on the same date as the Effective Date (the "Distribution Date") and immediately prior to the Merger. The Distribution will be made to Wellsford Common Shareholders of record as of the close of business on the Distribution Date. On or prior to the Distribution Date, a share certificate evidencing all the shares of WRP Newco Common owned by Wellsford will be delivered to the United States Trust Company of New York, as Distribution Agent. Commencing on the Distribution Date, the Distribution Agent will begin mailing to Wellsford Common Shareholders as of the close of business on the Distribution Date one share of WRP Newco Common for every four shares of Wellsford Common held on the Distribution Date. See "Description of Capital Stock of WRP Newco -- Common Stock." Wellsford Common Shareholders who would be entitled to receive fractional shares of WRP Newco Common will receive cash in the Distribution in lieu of such fractional shares. To accomplish this, the Distribution Agent will determine the number of whole and fractional shares of WRP Newco Common to which each Wellsford Common Shareholder as of the Distribution Date is entitled. Next, the Distribution Agent will aggregate these fractional share interests and sell them on the open market at then-prevailing prices. The Distribution Agent will distribute to each Wellsford Common Shareholder its ratable share of such proceeds after deducting appropriate amounts for federal income tax withholding purposes and any applicable transfer taxes.

     No holder of Wellsford Common Shareholder will be required to pay any cash or other consideration for the shares of WRP Newco Common to be received in the Distribution or to surrender or exchange shares of Wellsford Common or to take any other action in order to receive WRP Newco Common.

Listing and Trading of WRP Newco Common

     WRP Newco has applied for listing of the WRP Newco Common on the NYSE. Initially, WRP Newco will have approximately 650 stockholders of record and the outstanding shares of WRP Newco Common will be held on behalf of approximately 13,500 beneficial owners, based on the number of record holders and beneficial owners of Wellsford Common as of February 18, 1997.

     There is currently no trading market for the WRP Newco Common. Prices at which WRP Newco Common may trade after the Distribution cannot be predicted. Until the WRP Newco Common is fully distributed and an orderly market develops, the prices at which trading in such stock occurs may fluctuate significantly. The prices at which WRP Newco Common trades will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for WRP Newco Common, investor perception of WRP Newco and its businesses, WRP Newco's dividend policy and general economic and market conditions.

     Shares of WRP Newco Common distributed to Wellsford Common Shareholders in the Distribution will be freely transferable, except for shares received by persons who may be deemed to be "affiliates" of WRP Newco under the Securities Act. Persons who may be deemed to be affiliates of WRP Newco after the Distribution generally include individuals or entities that control, are controlled by, or are under common control with, WRP Newco, and may include certain officers and directors of WRP Newco as well as certain principal stockholders of WRP Newco, if any. Persons who are affiliates of WRP Newco will be permitted to sell their shares of WRP Newco Common only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act.

Conditions; Termination

     The Contribution and Distribution are subject to certain conditions as set forth in the Contribution and Distribution Agreement including, but not limited to, each condition to the closing of the Merger set forth in the Merger Agreement shall have been satisfied or waived. The Contribution and Distribution may be abandoned at any time prior to their occurrence by and in the sole discretion of the Board of Trustees of Wellsford without the approval of WRP Newco or the Wellsford Common Shareholders.

Contribution and Distribution Agreement

     Wellsford and WRP Newco have entered into a Contribution and Distribution Agreement providing for, among other things, the principal corporate transactions required to effect the contribution by Wellsford of certain of its assets to WRP Newco.

     Wellsford will transfer, without representation or warranty, all of its right, title and interest in and to the following assets, among others (the "Contributed Assets"):

     (a) the Sonterra Assets.  See "WRP Newco's Initial Assets;"

     (b) 80% of the outstanding shares of Wellsford Park Highlands Corp. ("WPHC"), which represents an approximate 80% interest in Palomino Park, together with certain additional ownership and financing agreements relating to Palomino Park. See "WRP Newco's Initial Assets;"

     (c) cash in the amount of approximately $20 million, subject to adjustment as described in the Merger Agreement and the Transaction and Termination Costs Agreement attached as an exhibit thereto;

     (d) the lease of the premises currently occupied by Wellsford in New York City, together with the furniture, fixtures, equipment and personalty located at such premises; and

     (e)  the name "Wellsford".

     Simultaneously with the Contribution, WRP Newco will assume, among others, the following liabilities:

          (i)  All liabilities of Wellsford with respect to the Contributed
     Assets;

          (ii) the obligations to executive officers and trustees of Wellsford arising under certain Wellsford share option certificates, which will be satisfied by (A) amending the option certificates, as described in "Interests of Certain Persons in the Merger and Distribution -- Benefits of Key Executives -- Wellsford Options" (as amended, the "Amended WRP Newco Options") and (B) issuing shares of WRP Newco Common pursuant to the Amended WRP Newco Options; and

          (iii) any other obligation of Wellsford under any agreement relating to the Sonterra Assets, the bonds relating to Palomino Park, or Palomino Park except the obligations of ERP Operating Partnership under the Credit Enhancement Agreement and the Palomino Agreement, each between ERP Operating Partnership and WRP Newco.

     Mutual Indemnities. Pursuant to the Contribution and Distribution Agreement, Wellsford and WRP Newco will each be responsible for all claims and liabilities relating to its own business (whether or not such claims and liabilities arise from activities occurring prior to the Distribution) and will each indemnify the other against such claims and liabilities, subject to certain limited exceptions relating to the Credit Enhancement Agreement, Palomino Agreement and Transaction and Termination Costs Agreement.

Tax Consequences of the Distribution

     The following discussion concerns the material United States Federal income tax consequences of the receipt of shares of WRP Newco Common by Wellsford Common Shareholders in the Distribution. The discussion is based on current law, which is subject to change retroactively or prospectively, and is for general information only. The discussion does not address all aspects of Federal income taxation and does not address any aspects of state, local or non-U.S. tax laws, except as set forth below. The discussion does not consider any specific facts or circumstances that may apply to a particular Wellsford shareholder. Accordingly, Wellsford Common Shareholders are urged to consult their tax advisors regarding the United States Federal, state, local and non-U.S. income and other tax consequences of the Distribution and of holding and disposing of shares of WRP Newco Common.

     General. To the extent the fair market value of the shares of WRP Newco Common distributed in the Distribution to Wellsford Common Shareholders exceeds Wellsford's tax basis in such shares, gain will be recognized by Wellsford. Assuming Wellsford qualifies as a REIT and has a dividends paid deduction for distributions to its shareholders at least equal to its REIT taxable income (as computed before taking into account the dividends paid deduction), no REIT level tax will be incurred on account of the Distribution.

     The distribution of WRP Newco Common will, however, be taxable to Wellsford Common Shareholders to the same extent as any other distribution made by Wellsford to its shareholders. Thus, so long as Wellsford qualifies for taxation as a REIT, distributions with respect to its shares, including the Distribution, made out of current earnings and profits (computed as of the close of its taxable year without taking into account any distributions made during such year) or accumulated earnings and profits allocable thereto (and not designated as capital gain dividends) will be includible by the shareholders as ordinary income for Federal income tax purposes. For this purpose, the current and accumulated earnings and profits of Wellsford will be allocated first to distributions with respect to shares of Wellsford Preferred and then to distributions with respect to Common Shares. None of these distributions will be eligible for the dividends received deduction for corporate shareholders. Distributions that are designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed Wellsford's actual net capital gain for the taxable year) without regard to the period for which the shareholder has held his share. Corporate shareholders, however, may be required to treat up to 20% of certain capital gain dividends as ordinary income.

     Distributions in excess of current or accumulated earnings and profits will not be taxable to a shareholder to the extent that they do not exceed the adjusted basis of the shareholder's shares. Shareholders will be required to reduce the tax basis of their shares by the amount of such distributions until such basis has been reduced to zero, after which such distributions will be taxable as capital gain (ordinary income in the case of a shareholder who holds his shares as a dealer). The tax basis as so reduced will be used in computing the capital gain or loss, if any, realized upon sale of the shares of Wellsford Common (or shares of Survivor Common received in exchange therefor in the Merger). Any loss upon a sale or exchange of shares of Wellsford Common (or shares of Survivor Common received in exchange therefor in the Merger) by a shareholder who held such shares of Wellsford Common (or shares of Survivor Common received in exchange therefor in the Merger) for six months or less (after applying certain holding period rules) will generally be treated as a long-term capital loss to the extent such shareholder previously received capital gain distributions with respect to such shares of Wellsford Common (or shares of Survivor Common received in exchange therefor in the Merger).

     The current earnings and profits of the Surviving Trust will include all pre-Merger earnings and profits of Wellsford, all pre-Merger undistributed earnings and profits of EQR and all post-Merger earnings and profits of the Surviving Trust. The total earnings and profits at the close of the Surviving Trust's taxable year will be allocated among pre-Merger Wellsford distributions, including the Distribution, and all post-Merger distributions of the Surviving Trust. Management estimates that approximately 50% of the value of the shares of WRP Newco Common received in the Distribution will be taxable as ordinary income. Because this estimate is based, in part, on future events, there can be no assurance as to the portion of the value of the Distribution that will be taxable as ordinary income. The remainder of the value of the shares of WRP Newco Common received in the Distribution will either constitute a return of capital (reducing basis in the shares of Wellsford Common that converted in the Merger into Survivor Common) or capital gain. A Wellsford shareholder's tax basis in the WRP Newco Common received in the Distribution will equal their fair market value on the date of Distribution. The holding period of the WRP Newco Common received in the Distribution will begin on the day following the date of the Distribution.

     Upon the sale or exchange of WRP Newco Common to or with a person other than WRP Newco, a holder will recognize capital gain or loss equal to the difference between the amount realized on such sale or exchange and the holder's adjusted tax basis in such shares. Any capital gain or loss recognized will generally be treated as long-term capital gain or loss if the holder held such shares for more than one year.

     Backup Withholding and Information Reporting.

     A noncorporate holder of WRP Newco Common who is not otherwise exempt from backup withholding may be subject to backup withholding at the rate of 31% with respect to distributions paid on, or the proceeds of a sale, exchange or redemption of, the WRP Newco Common. Generally, backup withholding applies only when the taxpayer (i) fails to furnish or certify his correct taxpayer identification number to the payor in the manner requested, (ii) is notified by the United States Internal Revenue Service ("IRS") that he has failed to report payments of interest or dividends properly, or (iii) under certain circumstances, fails to certify that he has not been notified by the IRS that he is subject to backup withholding for failure to report interest or dividend payments. Any amounts withheld under the backup withholding rules from a payment to a holder will be allowed as a credit against the holder's Federal income tax liability or as a refund, provided that the required information is furnished to the IRS. Holders of WRP Newco Common should consult their own tax advisors regarding their qualification for exemption from backup withholding and the procedure for obtaining any applicable exemption.

     State, Local and Foreign Taxation.

     WRP Newco and its shareholders may be subject to state, local or foreign taxation in various state, local or foreign jurisdictions, including those in which it or they transact business or reside. Such state, local or foreign taxation may differ from the Federal income tax treatment described above. Consequently, prospective holders of WRP Newco Common should consult their own tax advisors regarding the effect of state, local and foreign tax laws on the ownership of WRP Newco Common.

                        WELLSFORD REAL PROPERTIES, INC.

General

     WRP Newco intends to engage in a broad range of businesses and activities related to the acquisition, development, ownership, management and financing of real estate and the ownership of debt and equity securities of entities engaged in real estate-related businesses and activities. WRP Newco does not initially intend to seek to qualify as a REIT and, as a merchant banker for its own account, it will actively engage in certain businesses that could not be conducted by REITs because of, among other things, the requirement that REITs distribute a substantial portion of their income, restrictions on their ownership interests in other entities, and limitations on the types of assets they can own and on selling such assets. WRP Newco will endeavor to build equity for its shareholders by increasing net asset value per share and reinvesting internally generated funds rather than paying cash dividends for the foreseeable future.

     Unlike holders of interests in private funds that engage in many of the activities in which WRP Newco intends to engage, WRP Newco believes that holders of shares of WRP Newco Common will have more liquidity in their investment and will have the ability to margin their shares and need not make a minimum investment in WRP Newco.

     WRP Newco will conduct its business directly or through equity and debt investments in other entities engaged in various real estate-related businesses and activities. Initially, WRP Newco will focus on four distinct aspects of the real estate business, but it may add to, expand, retract from or discontinue certain activities from time to time in response to changes in market, real estate and general economic conditions.

     (1) Commercial Properties. WRP Newco will seek to acquire, own and operate commercial and office properties. Initially, WRP Newco will seek to acquire suburban office properties at or below replacement cost and remarket the properties after renovation, redevelopment and/or repositioning. As opportunities arise, WRP Newco may seek to acquire other types of commercial and industrial properties. WRP Newco has acquired one suburban office property and has contracted to acquire four additional such properties, all of which are located in New Jersey. See "WRP Newco's Initial Assets."

     (2) Property Development. When justified by anticipated returns, WRP Newco will engage in the development of residential properties and may develop other types of properties in the future. Development properties may be retained for investment and operated by WRP Newco, sold, or converted to condominium or cooperative ownership. WRP Newco may also acquire land for speculation, future development or subdivision. Certain development activities may be conducted in joint ventures with local developers, in which case WRP Newco may attempt to have the local developer bear the substantial portion of the economic risks associated with the construction, development and initial rent-up of properties. Palomino Park will be WRP Newco's initial development project. See "WRP Newco's Initial Assets."

     (3) Equity Investments. WRP Newco intends to make equity investments in entities owned by third parties and which engage in real estate-related businesses and activities. WRP Newco may also make short-term investments in securities of publicly traded real estate companies. Some of the entities in which WRP Newco may invest may be start-up companies or companies in need of additional capital.

     (4) High Yield Debt Investments. WRP Newco will make loans that constitute, or will invest in a wide variety of, senior, junior or otherwise subordinated debt instruments, which may be unsecured or secured by liens on real estate or the economic benefits thereof. These investments may contain options to acquire, or be convertible into the right to acquire, all or a portion of the underlying real estate, or contain the right to participate in the cash flow and economic return which may be derived from the real estate. These investments may include debt that is acquired at a discount, mezzanine financing, commercial mortgage-backed securities, secured and unsecured lines of credit, distressed loans, and loans previously made by foreign and other financial institutions. In some cases WRP Newco may only acquire a participating interest in the debt instrument. The Sonterra Loan will constitute WRP Newco's initial debt investment. See "WRP Newco's Initial Assets."

     WRP Newco may also manage and lease properties owned by it or in which it has an equity or debt investment.

     In analyzing potential investments and dispositions, Wellsford has reviewed, and WRP Newco will review, among other things, the primary economic indicators of various cities and regions and market information regarding various financial instruments. Much of this information has been, and will continue to be, provided by REIS Reports, Inc., a nationally recognized real estate market database firm.

     Initial Capital and Financing

     Upon completion of the Distribution and consummation of the Merger and certain of the other transactions described in this Joint Proxy
Statement/Prospectus/Information Statement, WRP Newco is expected to have available the following sources of capital, financing and credit support:

          . Approximately $20 million of cash (subject to adjustment as provided in the Merger Agreement) contributed to WRP Newco by Wellsford pursuant to the Contribution and Distribution Agreement.

          . $3.5 million of proceeds from the sale to ERP Operating Partnership of shares of WRP Newco Class A Common. See "Certain Agreements Between WRP Newco and ERP Operating Partnership -- Common Stock and Preferred Stock Purchase Agreement."

          . $25 million pursuant to the commitment of ERP Operating Partnership to acquire up to 1,000,000 shares of WRP Newco Series A Preferred at the request of WRP Newco and subject to certain limited conditions. See "See Certain Agreements Between WRP Newco and ERP Operating Partnership -- Common Stock and Preferred Stock Purchase Agreement."

          . $50 million under a proposed two-year line of credit from Bank of Boston and Morgan Guaranty, as to which a term sheet has been issued.

          . $36.8 million, pursuant to an agreement with respect to the construction financing for Phase I of Palomino Park, and $30 million, pursuant to an agreement expected to be entered into with respect to the construction financing for Phase II of Palomino Park, in each case guaranteed by a third-party developer and supported by the credit of ERP Operating Partnership pursuant to its stand-by obligations. See "Certain Agreements Between WRP Newco and ERP Operating Partnership -- Agreement Regarding Palomino Park."

          . Approximately $14.8 million of credit enhancement from ERP Operating Partnership with respect to the bonds issued to finance certain public facilities at Palomino Park. See "Certain Agreements Between WRP Newco and ERP Operating Partnership-Credit Enhancement Agreement."

     In addition, WRP Newco presently intends to offer for sale shares of WRP Newco Common for an aggregate purchase price of between $25 million and $100 million, excluding any over-allotment option. There can, of course, be no assurance as to the number of shares of WRP Newco Common which may be sold pursuant to such offering, if any, or the amount of proceeds derived therefrom. Proceeds of this offering would be used to repay loans made by Wellsford to WRP Newco, and interest thereon, and any balance would be available for investments, other business activities and working capital.

     WRP Newco's other sources of capital to finance its acquisition, investment, development and other activities, may include retained earnings, funds derived from the issuance of debt and equity securities, sales of investments and bank borrowings. See "Policies with Respect to Certain Activities of WRP Newco."

     Historical Background

     In 1986, Jeffrey H. Lynford and Edward Lowenthal, the Chairman and President, respectively, of Wellsford and WRP Newco formed Wellsford Group, Inc. ("WGI") with an initial capitalization of $1 million provided primarily by William E. Simon, Raymond Chambers, Frank Walsh and principals of Eastdil Realty, Inc. During the period from 1986 through November 1992, WGI and its affiliates acquired 19 multifamily properties consisting of 5,255 units. In November 1992 WGI transferred its properties to Wellsford, which raised $91 million of proceeds through the initial public offering of its common shares ("Wellsford IPO"). At the time of the Wellsford IPO, Wellsford was the only REIT dedicated exclusively to the ownership of multifamily properties. Wellsford's mission has been to maximize long term profitability for its shareholders, while maintaining quality housing and exceptional service for its residents. Wellsford has sought to achieve its mission by acquiring, developing, and operating multifamily properties in target markets; applying sophisticated management and operating techniques; and maintaining a conservative capital structure.

     During 1993 and 1994 Wellsford commenced an aggressive acquisition strategy which increased the historical cost of its total assets from $147 million at the Wellsford IPO, to $756 million at December 31, 1996 with the purchase of 15,774 multifamily units. These acquisitions included a 5,100 unit portfolio in Oklahoma purchased for $133 million in May 1994, and the

$250 million acquisition by merger of Holly Residential Properties, Inc., a developer/owner of over 5,000 multifamily units in the Seattle/Tacoma area.

     During 1995 and 1996 Wellsford focused its efforts on its core portfolio and the development of new properties. Property management, which had been contracted to third parties, was internalized. Wellsford now provides direct management for 84% of its properties. Wellsford developed new properties containing 548 multifamily units during this period, helping to reduce the average age of its portfolio. In addition, Wellsford commenced development of Palomino Park, a 182-acre master planned "Class A" multifamily residential community in Highlands Ranch, a suburb of Denver. See "WRP Newco's Initial Assets--Palomino Park."

     Wellsford funded its acquisition and development activities with various sources of capital including public and private debt and equity. Wellsford was one of the first REITs to obtain a corporate credit rating, when it received an implied senior rating of BBB - from Standard & Poor's Rating Services, Inc. and Duff & Phelps, Inc. in September 1993. This rating helped Wellsford to issue $100 million of convertible preferred shares in November 1993. In January 1995 Wellsford became one of the first REITs to access the unsecured debt markets with a $100 million issuance. In August 1995 Wellsford's senior credit rating was upgraded to BBB, which helped facilitate the issuance of $125 million of unsecured notes and $57.5 million of perpetual preferred shares. Wellsford's commitment to a conservative corporate capital structure, including a 35% Debt to Total Market Capitalization, has resulted in its investment grade rating and a gradual reduction of its costs of capital, as reflected by the borrowing costs on its line of credit. At the time of the Wellsford IPO, Wellsford's line of credit was secured and had a borrowing rate of LIBOR plus 3.75%. Wellsford's line of credit is now unsecured with a rate of LIBOR plus 1.50%. Most recently, Wellsford issued medium term notes at a rate of LIBOR plus .32%.

     As a result of the above accomplishments, Wellsford has raised its dividend 15% since the Wellsford IPO and provided an average annual return to shareholders of 21.2%, based upon the closing market price of a share of Wellsford Common and EQR Common on the NYSE on January 16, 1997, the date the Merger was publicly announced.

     There can be no assurance that WRP Newco's future performance or rate of return to its investors will be similar to Wellsford's past accomplishments or the rate of return to its shareholders.

                       WRP NEWCO PRO FORMA CAPITALIZATION

     The following table sets forth the pro forma capitalization of WRP Newco as of September 30, 1996 on an historical basis and as adjusted to give effect to the Merger and Distribution, the sale of shares of WRP Newco Class A Common to ERP Partnership for an aggregate purchase price of $3.5 million and the application of the net proceeds therefrom, and the funding of a portion of WRP Newco's proposed $50 million credit facility with Bank of

Boston and Morgan Guaranty for the purchase of five commercial office properties. The information set forth in the table should be read in conjunction with the WRP Newco financial statements and notes thereto, the WRP Newco pro forma financial information and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations-Liquidity and Capital Resources" of WRP Newco included elsewhere in this Joint Proxy Statement/Prospectus/ Information Statement.

                                                    September 30, 1996
                                                   Actual   As Adjusted
                                                   -------  -----------
                                                      (In thousands)
DEBT:

     Tax exempt mortgage note payable............  $14,755      $14,755
     Credit facility.............................       --       25,000
                                                   -------      -------
     Total debt..................................  $14,755      $39,755
                                                   -------      -------


STOCKHOLDERS' EQUITY:

  Common Stock, $.01 par value per share;
    200,000,000 shares authorized - 4,869,744
     shares issued and outstanding, as adjusted..       --           49
  Capital in excess of par value.................       --       50,994
                                                   -------      -------
          Total stockholders' equity.............   26,562       51,043
                                                   -------      -------
          Total capitalization...................  $41,317      $90,798
                                                   =======      =======


                           WRP NEWCO DIVIDEND POLICY

   WRP Newco does not currently contemplate paying dividends on WRP Newco Common. Earnings from the investments of WRP Newco are currently expected to be used by WRP Newco to finance future acquisitions and investments. The Board of Directors of WRP Newco may determine in its discretion to pay dividends on WRP Newco Common in the future, and any such determination will be dependent upon WRP Newco's results of operations, financial condition, contractual restrictions and other factors deemed relevant at that time by the WRP Newco Board of Directors.

                           WRP NEWCO'S INITIAL ASSETS

   WRP Newco's initial assets will consist primarily of five office properties, the Sonterra Loan, the Sonterra Option, an approximate 80% interest in phases I and II of, and in options to acquire and develop phases III, IV and V of Palomino Park, and approximately $20 million in cash. Set forth below is a brief description of certain of these assets and WRP Newco's plans with respect thereto. WRP Newco expects to use the approximately $20 million in cash to repay at the Effective Time the loans made by Wellsford to finance the purchase by WRP Newco of all of the commercial properties described below.

   In the opinion of WRP Newco's management, all of the properties described below are adequately covered by insurance.

American Cyanamid Office Complex

   WRP Newco expects to acquire the American Cyanamid Office Complex located in Wayne, N.J. in February, 1997 pursuant to an existing contract. The American Cyanamid Office Complex consists of (i) a headquarters complex (the "Campus") consisting primarily of two office buildings; and (ii) two smaller office buildings, located at 1700 and 1800 Valley Road. All the buildings are currently vacant.

   Headquarters Complex

   The Campus consists of two parcels: (i) two buildings consisting of approximately 560,000 gross square feet on approximately 194 acres (the "Main Campus") and (ii) an approximately 10-acre site directly across the entrance to the Main Campus which is zoned residential and has no existing structures. The Main Campus has the potential for and is zoned for the development of additional office space. The larger of the two buildings on the Main Campus (the "Serpentine Building") was constructed in 1962, is four stories high and contains approximately 400,000 gross square feet. The Serpentine Building contains a fully functional cafeteria area seating 800, separate executive officer tower, separate executive dining area, medical clinic and a branch bank and overlooks a large reservoir and the heli-pad for the complex. The smaller building (the "West Building") was constructed in 1972, is six stories high and contains approximately 160,000 square feet. The West Building is connected to the Serpentine Building by an underground passageway and has a (primarily) moveable wall interior partitioning system, a fitness center and an auditorium. There are 1,720 parking spaces currently serving both buildings.

   On a pro forma basis, the Campus had a federal tax basis of $14.6 million at September 30, 1996, and will be depreciated straight-line over a 40-year estimated life. The current annual real estate taxes on the Campus are $1.2 million, subject to pending negotiations with the municipality of Wayne.

   WRP Newco currently contemplates a number of renovations to the Serpentine Building and the West Building to (i) comply with current life safety and ADA requirements; (ii) enable the buildings to become more energy efficient; (iii) eliminate potentially hazardous materials (such as spray-on asbestos fireproofing in the Serpentine Building's structure); and (iv) maintain aesthetics. Removal of the spray-on asbestos fire proofing will cost approximately $3.5 million, and the estimated total cost of all planned renovations will be approximately $9.1 million. WRP Newco will finance the renovations from its working capital and its expected credit facility. It is expected that the renovations will be completed by the first quarter of 1998.

   The purchase price for the Campus is $14.6 million, or $26.00 per square foot, and together with the cost of planned renovations, is $42.00 per square foot.

   1700 Valley Road

   The 1700 Valley Road building consists of 70,600 gross square feet, is two stories high and is situated on a wooded 9 acre site contiguous with the Campus. The building was constructed in two stages, during 1972 and 1979, and the interior was totally refurbished in 1993. The building contains a full service dining area and 294 parking spaces. The estimated cost of planned renovations is $200,000.

   The purchase price for 1700 Valley Road is $2.2 million, or $31.00 per square foot, and together with the cost of planned renovations, is $34.00 per square foot.

   1800 Valley Road

   The 1800 Valley Road building consists of 54,800 gross square feet, is two stories high and is situated on a wooded 14 acre site contiguous with the Campus. The building was constructed in 1980, contains a full service dining area and has 260 parking spaces. WRP Newco contemplates renovations to comply with existing life safety and ADA codes and improve certain existing conditions. The estimated cost of planned renovations is $800,000. WRP Newco expects to complete the renovations by the fourth quarter of 1997. WRP Newco currently contemplates marketing this building primarily for sale.

   The purchase price for 1800 Valley Road is $2.0 million, or $36.00 per square foot, and together with the cost of planned renovations, is $51.00 per square foot.

   WRP Newco expects to finance the purchase of the American Cyanamid Office Complex from the proceeds of a loan from Wellsford, which will obtain the funds for the loan from its existing Bank of Boston line of credit.

Greenbrook Corporate Center

   WRP Newco expects to acquire The Greenbrook Corporate Center ("Greenbrook") in Fairfield, N.J. in March, 1997 pursuant to an existing contract. The Greenbrook Corporate Center consists of (i) a three-story office building with approximately 201,600 gross square feet situated on approximately 20 acres and
(ii) a contiguous undeveloped approximately 7-acre parcel zoned for office and light industrial use. The entrance to the building is a 35-foot atrium lobby and the second and third floors have terraces overlooking a park and country club which border the rear of the site. WRP Newco intends to spend approximately $500,000 to renovate the building.

   Greenbrook accounted for 71% of WRP Newco's pro forma revenues during the nine months ended September 30, 1996. The occupancy rate for Greenbrook was 85.7% for the year ended December 31, 1996. The current rental rate per square foot is approximately $23. On a pro forma basis, Greenbrook had a federal tax basis of $23.7 million at September 30, 1996, and will be depreciated straight-line over a 40-year estimated life. The current annual real estate taxes on Greenbrook are approximately $428,000.

   Greenbrook's two largest tenants are Information Resources, Inc., a market research firm, and S.B. Thomas, whose principal business is baked foods. Information Resources, Inc. occupies 64,676 rentable square feet, with an annual rent of approximately $1.3 million, under a lease that expires December 2003. S.B. Thomas occupies 49,384 rentable square feet with an annual rent of approximately $.9 million, under a lease that expires in 2005. Greenbrook has nine additional tenants, with annual rent of approximately $1.2 million.

   The purchase price for this property is $23.7 million payable in cash, or $125.00 per square foot, and together with the cost of planned renovations, is $127.00 per square foot. WRP expects to finance the purchase of Greenbrook from the proceeds of a loan from Wellsford, which will obtain the funds for the loan from its existing Bank of Boston line of credit.

Chatham, New Jersey

   In January 1997, WRP Newco acquired a three-story suburban office building consisting of approximately 65,000 gross square feet located on approximately 5 acres in Chatham, New Jersey.

   WRP Newco currently intends to spend approximately $3.1 million to make various renovations to upgrade the building's status including, among other things, to add a first class lobby and improve other common areas, renovate the facade and upgrade the HVAC system and provide landscaping. These renovations should be completed by the third quarter of 1997. WRP Newco is currently marketing the building for rental.

   The purchase price for the property was $5.1 million payable in cash, or $78.00 per square foot, and together with the cost of planned renovations, is $126.00 per square foot. WRP Newco financed the purchase of the Chatham building with the proceeds of a loan from Wellsford, which it funded from its existing line of credit with Bank of Boston.

Palomino Park

   Palomino Park is a master planned five-phase multifamily development project comprising approximately 182 acres, of which 65 acres have been developed, in South East Denver, Colorado about 14 miles from Denver's central business district. It is situated within Highlands Ranch, a 22,000 acre master planned community. Palomino Park is intended to be developed as an integrated project comprising an 1,880-unit multifamily apartment community constructed around a centrally located 24 acre park which will feature tennis courts, athletic fields, a putting green and an amphitheater. There is also a 29,000 square foot recreation center which has been completed and which includes a full-size gymnasium, fitness center, indoor golf range , racquet ball courts, and a baby-sitting facility and has an adjacent swimming pool. Palomino Park will also have a perimeter wall with a guard at the entry gate.

   Wellsford Park Highlands Corp. ("WPHC"), a wholly-owned subsidiary of Wellsford, acquired options to purchase the land underlying each of the phases (hereinafter referred to collectively as "Phases" or individually as a "Phase" or specifically as "Phase I", "Phase II", "Phase III", "Phase IV" or "Phase V") of Palomino Park. The land underlying Phases I and II has been acquired and the land underlying Phases III, IV and V is subject to options which expire in May, 1997, May, 1998 and May, 1999, respectively. There can be no assurance that Phase III, Phase IV or Phase V will be commenced or if commenced, that it will be completed. The purchase price for land acquired with respect to any Phase is $73,500 per acre, subject to an increase of the purchase price by 6% per annum from and after November 30, 1994.

   Blue Ridge will consist of 456 units of which 144 are constructed, 120 are leased and 102 are occupied. Rents range from $760 per month for a one bedroom, one bathroom to $1,375 per month for a three bedroom, two bathroom unit.
Garages are available and washer and dryer hook-ups exist in all the apartments. Completion of construction of this Phase is expected in late 1997. The total estimated cost of Blue Ridge is approximately $42.5 million.

   Red Canyon is expected to consist of 304 units. The total estimated cost of Red Canyon is approximately $33.6 million. Site preparation for construction of Phase II has recently begun and construction of Phase II is expected to be completed in late 1998.

   Blue Ridge is owned by Park at Highlands LLC ("Phase I LLC"), a limited liability company, the members of which are WPHC (99%) and Al Feld ("Feld") (1%). Red Canyon is owned by Red Canyon at Palomino Park LLC ("Phase II LLC"), a limited liability company, the members of which are WPHC (99%) and Feld (1%). Feld is a Denver-based developer specializing in the construction of luxury residential properties. He has constructed over 3,000 units since 1984.

   Various development, construction and property management and guarantee fees, as well as certain other fees designed to provide cost savings incentives in connection with property construction and stabilization, are paid to Feld and his affiliates. These amounts are included in the cost estimates for Phase I and Phase II described above. Feld has unconditionally guaranteed completion of Phase I within 30 months and Phase II within 24 months, in each case after closing of the construction loan, and has agreed to a one-year guarantee of such Phases against construction defects. In addition, in the case of both Blue Ridge and Red Canyon, Feld has agreed, subject to certain conditions, to fund deficits in the development and operating costs. To secure his obligations to make deficit payments and perform all of his other obligations under the operating agreements, Feld has pledged his interest in Phase I LLC and Phase II LLC to WPHC.

   The operating agreements provide that neither member may transfer, pledge or assign its interest in the Phase I LLC or Phase II LLC without the consent of the other member, except that (i) WPHC may transfer a portion of its interest provided it retains at least a 21% interest in Phase I LLC or Phase II LLC, as the case may be, and (ii) WPHC has an option to acquire

Feld's interest for fair market value at any time after completion of the Phase, and Feld has an option to compel WPHC to buy his interest for fair market value upon completion of the Phase.

   The construction loan on Blue Ridge is for approximately $36.8 million, matures on December 31, 1998, and bears interest at the prime rate, except that Phase I LLC may elect to cause a portion of the previously advanced principal to bear interest at LIBOR plus 175 basis points. Feld has guaranteed repayment of this loan.

   Wellsford has agreed with the Phase I construction lender (the "Tri-Party Agreement") to purchase the loan when due, assuming completion of construction, if it is not paid off by Phase I LLC or by Feld pursuant to his guaranty, for the lesser of the loan balance or the final agreed upon budget. Concurrently with the Merger, ERP Operating Partnership has agreed to substitute itself for Wellsford under the Tri-Party Agreement, with the consent of the Phase I construction lender. See "Certain Agreements Between WRP Newco and ERP Operating Partnership -- Agreement Regarding Palomino Park."

   Palomino Park Public Improvements Corporation ("PPPIC"), a Colorado non-profit corporation, has issued $14.8 million of tax exempt bonds due on December 1, 2035 (the "Bonds") to finance the development of the park and certain infrastructure within Palomino Park, which have a total cost of approximately $18.3 million. The Bonds currently bear interest at a floating rate, but may be converted to a term rate or a fixed rate. Subject to certain restrictions, revenue assessment liens are imposed against the Phases to secure the obligation of the Phase owners to repay the portion of the Bonds' debt service attributed by PPPIC to their respective Phases.

   If it is determined to proceed with Phases III, IV and/or V, the ownership and transaction structure of each such Phase is expected to be similar to that of Phases I and II, although neither Wellsford nor Feld has any obligation to continue the relationship for future Phases.

Sonterra Assets

   Sonterra Loan

   Pursuant to the Contribution and Distribution Agreement, WRP Newco will receive Wellsford's $17.8 million mortgage loan made to the owner of Sonterra. The principal amount of the Sonterra Loan is due on July 1, 1999. Until the maturity date, the borrower is to pay interest only, monthly, at the rate of 9% percent per annum. The loan is non-recourse and repayment of the loan is secured by a first mortgage on Sonterra and by a personal guaranty. Under certain circumstances, prepayment of the loan is subject to a prepayment premium equal to 5% percent of the principal amount of the loan.

   Sonterra Option Agreement

     WRP Newco will also receive Wellsford's option to acquire Sonterra through December 31, 1998 free and clear of all mortgages and other material liens for approximately $20.5 million if the sale is consummated on or before December 31, 1997 and approximately $21 million if the sale is consummated during 1998. ERP Operating Partnership will have a right of first offer to acquire the Sonterra Option and a right to acquire the option if WRP Newco does not exercise it. If WRP Newco acquires Sonterra, then WRP Newco and ERP Operating Partnership will enter into a "Right of First/Last Offer Agreement" in substantially the same form as the Right of First/Last Offer Agreement entered into pursuant to the Agreement Regarding Palomino Park. See "Certain Agreements Between WRP Newco and ERP Operating Partnership -- Agreement Regarding Palomino Park."

Cash

     Approximately $20 million of cash contributed by Wellsford to WRP Newco, a substantial portion of which will be applied to repay indebtedness incurred to acquire WRP Newco's commercial properties.


                           CERTAIN AGREEMENTS BETWEEN
                    WRP NEWCO AND ERP OPERATING PARTNERSHIP

     The following describes certain aspects of the agreements to be entered into by WRP Newco and ERP Operating Partnership on the Effective Date. The following descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are filed as exhibits to the Registration Statement of which this Joint Proxy Statement/Prospectus/Information Statement is a part.

Common Stock and Preferred Stock Purchase Agreement

     Following the Distribution and upon consummation of the Merger, WRP Newco will enter into the Stock Purchase Agreement with ERP Operating Partnership, providing for the sale of WRP Newco Class A Common and WRP Newco Series A Preferred to ERP Operating Partnership on the terms described below.

     Common Stock.

     Pursuant to the terms of the Stock Purchase Agreement, ERP Operating Partnership will purchase from WRP Newco upon the Closing Date shares of Class A common stock, par value $.01 per share, of WRP Newco ("WRP Newco Class A Common") for an aggregate purchase price of $3.5 million at a price per share equal to the Issuance Price. The "Issuance Price" is defined in the Stock Purchase Agreement as (a) the average gross purchase price of WRP Newco Common sold to institutional purchasers on or prior to the Closing Date or subject to written commitments to purchase WRP Newco Common from institutional purchasers received on or prior to the Closing Date (collectively "Institutional Sales") or (b) if there are no Institutional Sales, the net book value per share of WRP Newco Common on the Closing Date.

     For a description of the WRP Newco Class A Common, see "Description of Capital Stock of WRP Newco -- Class A Common."

     Preferred Stock.

     Pursuant to the terms of the Stock Purchase Agreement, ERP Operating Partnership will agree to purchase from WRP Newco up to 1,000,000 shares of WRP Newco Series A Preferred at $25.00 per share as requested by WRP Newco over the three-year period (the "Commitment Period") commencing on the Closing Date. Purchases of Class A Preferred are to be in minimum aggregate amounts of $1 million and in multiples of $500,000 in excess thereof. The obligations of ERP Operating Partnership to acquire WRP Newco Series A Preferred are subject to, among other matters, certain representations and warranties being true and correct in all material respects and there being no event of default existing under the Stock Purchase Agreement.

     For a description of the WRP Newco Series A Preferred, see "Description of Capital Stock of WRP Newco -- Class A Preferred."

     WRP Newco Board Member Elected by ERP Operating Partnership.

     On the Closing Date, ERP Operating Partnership, as the holder of WRP Newco Series A Common, is entitled to elect Douglas Crocker II, President of EQR, to the WRP Newco Board of Directors. In the event Mr. Crocker (or other person subsequently elected by ERP Operating Partnership to the WRP Newco Board of Directors) is unable or unwilling to serve as a director or is no longer employed by ERP Operating Partnership, ERP Operating Partnership and WRP Newco will agree to the election of another member of senior management of ERP Operating Partnership to the WRP Newco Board of Directors (Crocker or such other individual elected by WRP Newco Series A Common shareholders, called the "Purchaser Director").

     Voting of WRP Newco Class A Common and WRP Newco Series A Preferred.

     For ten years after the Closing Date, WRP Newco has the right to direct the voting of all shares of WRP Newco Series A Preferred, WRP Newco Class A Common and WRP Newco Common owned by ERP Operating Partnership or any of its affiliates, except as to the election of the Purchaser Director or any matter relating to the rights, preferences and privileges of the WRP Newco Series A Preferred or the WRP Newco Class A Common.

     Sale of Stock.

     For ten years after the Closing Date, ERP Operating Partnership shall first offer, in writing (a "Notice of Proposed Sale"), to sell any shares of WRP Newco Common, WRP Newco Class A Common, WRP Newco Series A Preferred or warrants to purchase WRP Newco Common owned by it to WRP Newco prior to selling such shares to any other entity. If WRP Newco has not agreed to purchase such shares within 20 days of receipt of such notice, ERP Operating Partnership shall have the right to sell such shares to any other entity for a period of 90 days provided any sale is made on terms and conditions no more favorable to such entity than specified in the Notice of Proposed Sale.

     Events of Default.

     An event of default occurs under the Stock Purchase Agreement upon the occurrence of any of the following events, among others: (i) a judgment for the payment of money in an aggregate amount in excess of $250,000 is rendered against WRP Newco and such judgement remains undischarged for 30 days; (ii) a change in control of WRP Newco (as defined in the Stock Purchase Agreement);
(iii) WRP Newco fails to pay the dividend on the WRP Newco Series A Preferred on three separate instances; or (iv) a change resulting in or that could reasonably be expected to result in a material adverse effect on WRP Newco.

     Remedies.

     Upon the occurrence of an event of default, all obligations of ERP Operating Partnership to purchase shares of WRP Newco Series A Preferred automatically terminate unless WRP Newco delivers a notice to ERP Operating Partnership requesting the purchase by ERP Operating Partnership of WRP Newco Series A Preferred, and the proceeds of such sale would cure such event of default. In addition, in the event of the bankruptcy of WRP Newco or if WRP Newco fails to pay the dividend on the WRP Newco Series A Preferred on three separate instances, ERP Operating Partnership has the right to cause WRP Newco to purchase the WRP Newco Series A Preferred then held by ERP Operating Partnership.

Registration Rights Agreement

     Upon issuance of the WRP Newco Class A Common, WRP Newco and ERP Operating Partnership will enter into a Registration Rights Agreement providing for registration rights at WRP Newco's expense with respect to shares of WRP Newco Class A Common, WRP Newco Series A Preferred and WRP Newco Common.

     Demand Registration.

     After one (1) year from the consummation of the Merger and the Distribution (the "Effective Date"), upon request (a "Demand Notice") of ERP Operating Partnership, WRP Newco has agreed to file a registration statement providing for the resale by ERP Operating Partnership of Registrable Securities and will use its best efforts to cause any such registration statement to be declared effective by the Commission. "Registrable Securities" means any of: (i) WRP Newco Series A Preferred issuable or issued; (ii) WRP Newco Common issuable or issued upon conversion of shares of WRP Newco Series A Preferred or WRP Newco Class A Common, or (iii) WRP Newco Common issuable or issued upon the exercise of warrants issued pursuant to the Articles Supplementary. WRP Newco is entitled to postpone for a reasonable period of time (but not in excess of 60 days) the filing of any registration statement, if the Board of Directors of WRP Newco determines that such registration and offering would materially interfere with any proposed material transaction involving WRP Newco.

     ERP Operating Partnership has the right to deliver one Demand Notice during any calendar year, but not more than four Demand Notices during the period ending five years from the Effective Date.

     Incidental Registration.

     If WRP Newco proposes to register any WRP Newco Common for public sale pursuant to an underwritten offering it will give prompt written notice (a "Registration Notice") to ERP Operating Partnership and upon request from ERP Operating Partnership, WRP Newco will include Registrable Securities in the registration statement. WRP Newco will not be required to effect any registration if WRP Newco is advised by a nationally recognized independent investment banking firm selected by WRP Newco to act as lead underwriter, that a registration at that time of additional securities would materially and adversely affect the offering.

     ERP Operating Partnership has the right to deliver one Registration Notice during any calendar year, but not more than four Registration Notices during the period ending five years from the Effective Date.

     Limit in Aggregate Amount.

     WRP Newco need not register Registrable Securities pursuant to a Demand Notice or Registration Notice unless the Registrable Securities being registered have an aggregate fair market value of (i) $5,000,000 during the period ending three years from the Effective Date ("Initial Period"), or (ii) $7,500,000 at any time after the Initial Period.

     Lockup.

     In the event WRP Newco proposes to effect the distribution of its securities through an underwritten public offering, beginning seven days prior to the pricing of such offering and ending thirty days after such pricing, ERP Operating Partnership, in the event it beneficially owns in excess of 100,000 shares, will cease any sale or other disposition of any of the Registrable Securities, if requested by WRP Newco; provided, however, that ERP Operating
                                       --------  -------
Partnership will not be subject to more than one lockup period during any 12 month period.

Agreement Regarding Palomino Park

General.

     Upon consummation of the Merger, WRP Newco and ERP Operating Partnership will become the shareholders in WPHC. Pursuant to the Contribution and Distribution Agreement, Wellsford will contribute to WRP Newco 80% of its shares of WPHC, consisting of voting Class A Shares (the "Class A Shares"). The remaining 20% of Wellsford's shares in WPHC, consisting of non-voting Class B Shares (the "Class B Shares"), will be retained by Wellsford and, following the Merger, will be owned by ERP Operating Partnership. WPHC, together with Feld, are the two members of the limited liability companies -- Park at Highlands LLC and Red Canyon at Palomino Park LLC -- which own Phase I and Phase II, respectively. WRP Newco and ERP Operating Partnership will enter into an agreement (the "Palomino Agreement") regarding their rights and obligations as shareholders of WPHC and certain aspects of the development of Palomino Park, including Phases I (Blue Ridge) and II (Red Canyon). Certain of the terms are summarized below.

Capital Contributions.

     WPHC is obligated to make capital contributions to the Phase I LLC and Phase II LLC for certain acquisition costs, and to fund the deficit between construction costs and construction loan proceeds, respectively. These subsequent capital contribution obligations ("Phase Contributions") are limited to the deficits as projected in the budgets originally adopted for each Phase. Wellsford has guaranteed the Phase Contributions, which guarantees, following the Merger and with the consent of Feld, will be assumed by WRP Newco.

     ERP Operating Partnership has no obligation to contribute capital to WPHC.

Issuance of Additional WPHC Shares to WRP Newco; Anti-Dilution Provisions.

     If additional shares of WPHC are issued to WRP Newco or to one of its subsidiaries, ERP Operating Partnership will have the right to purchase a sufficient number of such shares to retain a 20% interest in WPHC. Any Class A Shares acquired by ERP Operating Partnership will be converted into Class B Shares.

Offers to Purchase Class A Shares or Class B Shares; Rights of First Refusal; The WRP Newco Drag Along Right.

     ERP Operating Partnership may transfer all, but not part, of its Class B Shares, except in a Tag Along transaction (described below).

     WRP Newco may transfer all or part of its Class A Shares after the expiration of the lock-up period (i.e., the period during which ERP Operating Partnership is liable to the construction lender under a Tri-Party Agreement, as described below).

     If WRP Newco receives an offer to purchase all of the Class A Shares, WRP Newco has the right ("Drag Along Right") to compel ERP Operating Partnership to sell all of its Class B Shares as part of that transaction to enable WRP Newco to effectuate a total sale of WPHC to a third party.

     If ERP Operating Partnership or WRP Newco shall receive an offer from a bona fide third party to purchase all (or in the case of WRP Newco any part) of their shares in WPHC, then the selling shareholder shall be obligated to offer to sell its shares to the other shareholder (i.e. the non-selling shareholder) who shall have a preemptive right ("Right of First Refusal") to purchase the offered shares on the same terms.

     ERP Operating Partnership may exercise its Right of First Refusal as to the Class A Shares, notwithstanding that WRP Newco may have exercised its Drag Along Right. In such event and for such purpose, WRP Newco's Class A Shares shall be valued as if all of the shares of WPHC had been sold, and not only the Class A Shares alone.

ERP Operating Partnership's Tag Along Right.

     ERP Operating Partnership has a right ("Tag Along Right") to compel WRP Newco to include ERP Operating Partnership's Class B Shares in a sale of the Class A Shares, in such amount as will preserve the 80%-20% ratio between the Class A Shares held by WRP Newco and Class B Shares held by ERP Operating Partnership.

The Put/Call Feature of One-Half of the Class B Shares.

     One-half of ERP Operating Partnership's Class B Shares (the "Put/Call Shares") are subject to a Put/Call agreement in favor of either ERP Operating Partnership (the Put feature) or WRP Newco (the Call feature) at the Put/Call Price.

     The Put: ERP Operating Partnership may compel WRP Newco to purchase from ERP Operating Partnership the Put/Call Shares at any time after the fifth year for the Put/Call Price.

     The Call: WRP Newco may compel ERP Operating Partnership to sell to WRP Newco the Put/Call Shares at any time for the Put/Call Price.

     The Put/Call Price equals $1.9 million (adjusted, in the case of the Call, for inflation after the fifth year), less any amounts previously received by ERP Operating Partnership from sale and refinancing proceeds.

     Consistent with the foregoing, one-half of the Class B Shares in any sale transaction effected by means of either the Drag Along Right or the Tag Along Right is deemed Put/Call Stock and entitled to receive the greater of the purchase price in such transaction or a pro-rated portion of the Put/Call Price.

Future Acquisitions of the Remaining Overall Property.

     Any future Phase acquired by WPHC will be acquired in a Colorado limited liability company substantially similar to the Phase II LLC.

ERP Operating Partnership's Right of First Offer if WPHC Elects to Assign its Interest in the Land Contract.

     If WRP Newco, through WPHC, decides not to acquire a future Phase and instead to assign the land contract to a third party for such future Phase, then ERP Operating Partnership, subject to the similar interests of Feld, has a preemptive right of first offer with respect to such proposed assignment.

ERP Operating Partnership's Right of First/Last Offer for Sale of Blue Ridge and Red Canyon.

     With the exception of sales pursuant to a condominium or townhome plan, ERP Operating Partnership is accorded certain rights of first and last offer with respect to a sale of either WPHC's interest in the Phase I LLC or the Phase II LLC, or the sale of fee title to Phase I or Phase II by either of said entities.

WRP Newco and WHPC Loss of Control.

     WRP Newco has agreed not to lose its controlling interest in WPHC nor to permit WPHC to lose its controlling interest in Phase I LLC, Phase II LLC or any future entity formed with respect to another phase of Palomino Park without first releasing ERP Operating Partnership from its obligations with respect to the Credit Enhancement Agreement and ERP Guaranty (as defined below).

Tri-Party Agreements and Standby Agreements.

     Phase I Tri-Party Agreement. With respect to the development of Phase I, NationsBank, N.A. ("NationsBank") has provided a construction loan of approximately $36.7 million. Wellsford, PPPIC and NationsBank have entered into an agreement ("Phase I Tri-Party Agreement") under which Wellsford has agreed, assuming completion of construction, if the loan is not paid when due, to pay NationsBank the lesser of the loan balance or the final agreed upon budget. Upon consummation of the Merger, ERP Operating Partnership will, with the consent of NationsBank, assume Wellsford's obligations under the Phase I Tri-Party Agreement.

     Phase II Tri-Party Agreement. With respect to the development of Phase II, a construction loan has not yet been obtained. ERP Operating Partnership has agreed to provide substantially similar credit support for the Phase II construction loan ("Phase II Tri-Party Agreement") as it has agreed to provide pursuant to the Phase I Tri-Party Agreement. ERP Operating Partnership will receive a fee of (i) 1% of the committed construction loan amount for each of the first two years and (ii) 1-1/2% of such amount for the third year. The parties anticipate a construction loan of approximately $30 million.

     The Standby Agreements. If ERP Operating Partnership does, in fact, pay off the construction loan pursuant to its obligations under the Phase I Tri-Party Agreement or Phase II Tri-Party Agreement, ERP Operating Partnership shall be entitled to acquire fee title to the corresponding Phase for $100.

     Events of Default. Upon an event of default (as described below), ERP Operating Partnership may exercise all remedies available to it and shall have no obligation to enter into the Phase II Tri-Party Agreement; provided, however, ERP Operating Partnership may not disaffirm its obligations under the Phase I Tri-Party Agreement or, if entered into prior to the event of default, the Phase II Tri-Party Agreement. An event of default includes, among other things, a material misrepresentation by WRP Newco, failure to make payments after a material default by WRP Newco under the Palomino Agreement or any document entered into pursuant to the Palomino Agreement, an undischarged judgment against WRP Newco in excess of $250,000 and a change in control of WRP Newco.

Credit Enhancement Agreement

     At the time of the Contribution and Distribution, with the consent of Dresdner Bank, AG, NY Branch ("Dresdner"), WRP Newco will assume Wellsford's obligations under a certain agreement (the "Bank Reimbursement Agreement") entered into between PPPIC, Wellsford and Dresdner pursuant to which (i) Dresdner has issued its letter of credit ("Dresdner Letter of Credit") to insure the repayment of the Bonds and (ii) Wellsford has undertaken to reimburse Dresdner if the Dresdner Letter of Credit is drawn upon.

     ERP Operating Partnership has agreed to enter into a Credit Enhancement Agreement with WRP Newco (the "Credit Enhancement Agreement") under which, assuming the satisfaction of certain conditions, ERP Operating Partnership will make its own credit available to Dresdner in the form of a guaranty to Dresdner of WRP Newco's obligations under the Bank Reimbursement Agreement for a period of eight years from the consummation of the Merger (the "ERP Guaranty").

     The ERP Guaranty will be revised and made available with respect to any similar letter of credit or credit facility issued in lieu or replacement of the Dresdner Letter of Credit.

     WRP Newco has agreed to pay ERP Operating Partnership for the ERP Guaranty an annual credit enhancement fee, payable quarterly, equal to .5% of the face amount of the Dresdner Letter of Credit (or the face amount of any alternate credit arrangement). Following an event of default by WRP Newco, ERP Operating Partnership will have the right, among other remedies, to select an alternate interest rate on the Bonds and to direct the actions of PPPIC under the Credit Enhancement Agreement. In addition, pursuant to the Credit Enhancement Agreement there are certain restrictions on the ability to convert the rate mode of the Bonds. WRP Newco has agreed to reimburse ERP Operating Partnership for any amounts it pays under the ERP Guaranty or any revision thereof, together with interest on such amount.

                        POLICIES WITH RESPECT TO CERTAIN
                            ACTIVITIES OF WRP NEWCO

     The following is a discussion of WRP Newco's investment policies, financing policies and policies with respect to certain other activities. WRP Newco's policies with respect to these activities have been determined by the directors of WRP Newco and may be amended or revised from time to time at the discretion of the directors without a vote of the stockholders of WRP Newco.

Investment Policies

     WRP Newco intends to invest in real estate directly or indirectly through entities that engage in real estate-related activities. These investments may be in the form of debt or equity.

     Debt investments may include the purchasing of mortgage loans, other financial instruments collateralized by real estate or real estate interests, or participations therein, real property tax liens or tax-exempt bonds collateralized by real estate or tax-increment finance districts. These debt instruments may be senior, junior or otherwise subordinated to the interests of others. Further, WRP Newco may provide credit enhancement or guarantees of the obligations of others involved in real estate-related activities. WRP Newco may also invest in participating or convertible mortgages if WRP Newco concludes that it may benefit from the cash flow and/or any appreciation in the value of the property. Such mortgages may be similar to equity participations. WRP Newco may also make mortgage loans or participate in such loans and contemporaneously or otherwise obtain related property purchase options.

     Equity investments may include development projects directly or through joint ventures, as well as the purchase of general or limited partnership interests in limited partnerships, shares in publicly-traded or privately-held corporations or interests in other entities that own real estate or provide services or products to the real estate industry. WRP Newco intends to engage in active real estate businesses, which may include land subdivisions, condominium conversions, property sales, and other businesses considered ineligible investments for REITs. WRP Newco may also hold real estate or interests therein for investment. WRP Newco may purchase substantially leased, mostly unleased or vacant properties of any type or
geographic location.   WRP Newco intends to renovate and re-lease the mostly
unleased or vacant properties.

     The activities described above often do not generate immediate cash flow, and cash flow generated may be non-recurring. These investments may be subject to existing debt financing and any such financing will have a priority over the equity interests of WRP Newco.

     WRP Newco may offer to exchange its securities for properties and securities of other entities. Further, it may, from time to time, repurchase its shares. WRP Newco will seek investments generally with a duration of one to five years.

Financing Policies

     WRP Newco will seek to finance its investments through both public and private secured and unsecured debt financings, as well as public and private placements of its equity securities. The equity securities will include both common and preferred equity issuances. WRP Newco does not have a policy limiting the number or amount of mortgages that may be placed on any particular property, but mortgage financing instruments usually limit additional indebtedness on such properties. There are currently no restrictions on the amount of debt that WRP Newco may incur.

     Also, WRP Newco does not plan to distribute dividends for the foreseeable future, which will permit it to accumulate cash flow from investments, disposition of investments and other business activities.

     WRP Newco has obtained a term sheet from Bank of Boston and Morgan Guaranty for a proposed $50 million two-year line of credit. This facility is subject to certain financial and other covenants. In the future, WRP Newco may seek to extend, expand, reduce or renew such facility, or obtain an additional or a replacement facility.

Policies with Respect to Other Activities

     WRP Newco does not intend to qualify as a REIT, but it may, from time to time, sell properties or entities to REITs for cash and/or securities. Further, it may spin-off to its common stockholders, shares of its subsidiaries or shares of other entities it has acquired through the sale of its properties, investments or otherwise. These spin-offs may be taxable or non-taxable, depending upon the facts and circumstances. WRP Newco's policies with respect to its activities may be reviewed and modified from time to time by WRP Newco's directors without notice to or vote of its stockholders.

                                 MANAGEMENT OF WRP NEWCO

Directors and Executive Officers

     The executive officers and directors of WRP Newco, their ages and their positions are as follows:

            Name                Age                    Position Held
            ----                ---                    -------------
Jeffrey H. Lynford.............  49               Chairman of the Board,
                                                  Secretary and Director**
Edward Lowenthal...............  52               President, Chief Executive
                                                  Officer and Director*
Gregory F. Hughes..............  33               Chief Financial Officer
David Strong...................  38               Vice President for Development
Rodney F. Du Bois..............  60               Director*
Mark S. Germain................  46               Director**
Frank J. Hoenemeyer............  77               Director***
Frank J. Sixt..................  45               Director***
Douglas J. Crocker, II(1)......  56               Proposed Director**
--------------------

*    Term expires 1998
**   Term expires 1999
***  Term expires 2000

(1) Mr. Crocker will become a director immediately upon consummation of the Merger and the purchase by ERP Operating Partnership of WRP Newco Class A Common. Mr. Crocker will remain a director for a minimum of two years, and thereafter so long as certain conditions are met. See "Description of Capital Stock of WRP Newco -- Class A Common Stock."

     Jeffrey H. Lynford has been the Chairman of the Board and Secretary of Wellsford since its formation in July 1992 and was the Chief Financial Officer of Wellsford from July 1992 until December 1994. Mr. Lynford was the Chairman of the Board of WGI since its formation in 1986. Mr. Lynford currently serves as a trustee emeritus of the National Trust for Historic Preservation and as a director of three mutual funds: Cohen & Steers Total Return Realty Fund, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Realty Income Fund, Inc. He is also a member of the New York bar. Prior to founding WGI, Mr. Lynford gained real estate and investment banking experience as a partner of Bear Stearns & Co. and a managing director of A.G. Becker Paribas, Inc.

     Edward Lowenthal has been the President and Chief Executive Officer and a trustee of Wellsford since its formation in July 1992 and was President of WGI since its formation in 1986. Mr. Lowenthal currently serves as a director of United American Energy Corporation, a developer, owner and operator of hydroelectric and other alternative energy facilities, a director of Corporate Renaissance Group, Inc., a mutual fund, a director of Omega Healthcare, Inc., a REIT, a director of Great Lakes REIT, Inc., a real estate investment trust that owns and operates office buildings, and a trustee of Corporate Realty Income Trust, a REIT. He is also a member of the executive committee and The Board of Governors of the NAREIT. Prior to founding WGI, Mr. Lowenthal gained real estate and investment banking experience as a partner of Bear Stearns & Co., a managing director of A.G. Becker Paribas, Inc., and a partner in the law firm of Robinson Silverman Pearce Aronsohn & Berman.

     Gregory F. Hughes has been a Vice President - Chief Financial Officer of Wellsford since December 1994. From March 1993 until December 1994 he was a Vice President and Chief Accounting Officer of Wellsford. During 1992, Mr. Hughes was a controller with Jones Lang Wootton Realty Advisors, a firm that provides real estate asset management and investment consultation services. From 1985 to 1991, Mr. Hughes was a manager with Kenneth Leventhal & Company, a public accounting firm specializing in real estate and financial services. Mr. Hughes is a certified public accountant.

     David M. Strong has been a Vice President of Wellsford since July 1995. From July 1994 until July 1995 he was Acquisitions and Development Associate of Wellsford. From 1991 to 1994, Mr. Strong was President and owner of LPI Management, Inc., a commercial real estate company providing management and consulting services. From 1984 to 1991, he was a senior executive with the London Pacific Investment Group, a real estate development, investment and management firm active in Southern California and Western Canada. From 1979 to 1984, Mr. Strong was a manager with Arthur Young, a public accounting firm. Mr. Strong is a member of the Canadian Institute of Chartered Accountants.

     Rodney F. Du Bois has been a trustee of Wellsford since November 1992. Mr. Du Bois also has been President and co-owner of Goshawk Corporation, which provides finance and general corporate services, since 1982. Mr. Du Bois was a founder of Mountain Cable Company, a cable TV multiple system operator, and its Chairman from 1985 until the company's sale in 1988. Previously Mr. Du Bois served as Executive Vice President and a director of C. Brewer and Co., Chairman of Alexander and Baldwin Agribusiness, Inc., a managing director of Warburg, Paribas, Becker, Inc. and a Professor of Real Estate at the Amos Tuck School of Business Administration at Dartmouth College.

     Mark S. Germain has been a trustee of Wellsford since November 1992. Currently he is employed by Olmstead Group L.L.C., which is a consultant to biotechnology and other high technology companies. Mr. Germain also serves as a board member of several privately held biotechnology companies. Previously, from 1990 to 1994, Mr. Germain was employed by D. Blech & Company, Incorporated, a merchant bank. From 1986 to 1989, he was President and Chief Operating Officer of The Vista Organization, Ltd., and from 1989 to 1990, its President and Chief Executive Officer. Mr. Germain was a partner in a New York law firm prior to 1986.

     Frank J. Hoenemeyer has been a trustee of Wellsford since November 1992. Mr. Hoenemeyer also currently serves as a director of American International Group, Inc., Mitsui Trust Bank (U.S.A.), W.P. Carey Advisors, Inc. and Carey Fiduciary Advisors, Inc. (subsidiaries of W.P. Carey & Co., Inc.) and ARIAD Pharmaceuticals, Inc. and as Vice Chairman of the Investment Committee of W.P. Carey & Co., Inc. From 1947 to 1984, he was employed by The Prudential Insurance Company of America where he served as Vice Chairman and Chief Investment Officer prior to his retirement.

     Frank J. Sixt has been a trustee of Wellsford since November 1992. Mr. Sixt also currently serves as an executive director of Cheung Kong (Holdings) Limited, Cheung Kong Infrastructure Holdings Limited and Hutchinson Whampoa Limited Group of Companies. He also serves as a director of Husky Oil Limited, Concord Property and Financial Company Limited and World Financial Properties Limited. He is also a director of and Chairman of the Executive Committee of the Board of Directors of Gordon Capital Corporation. Previously, from 1987 to 1990, Mr. Sixt was a partner in the law firm of Stikeman Elliot.

     For a biographical description of Douglas J. Crocker II see "Management and Operation of the Surviving Trust After the Merger-Trustees and Executive Officers."

Key Employee

     Richard R. Previdi has been active in seeking to acquire commercial properties on behalf of WRP Newco and its predecessor since September, 1996. From May 1994 until June 1996, he was a managing director of Emmes & Company, a real estate investment company. From April 1990 until May 1994, Mr. Previdi was a managing director of Trammell Crow N.E., Inc., and Chief Executive Officer of that company's Northern Virginia Commercial Division. Previously, from October 1985 until April 1990, he was first a marketing principal, and later a partner, of Trammell Crow Company. From October 1982 until October 1985, Mr. Previdi was a manager with Arthur Young and Company, a public accounting firm.

Compensation of Directors

     WRP Newco will pay to each of its directors who are not employees of WRP Newco (i) an annual fee of $16,000, payable quarterly in shares of WRP Newco Common, and (ii) a fee of $2,250 payable in cash for each regular quarterly Board of Directors meeting at which such director is present in person or by telephone. Messrs. Du Bois, Germain, Hoenemeyer and Sixt will also receive options to purchase 42,750 shares of WRP New Common each under WRP Newco's 1997 Management Incentive Plan and will be eligible along with present and future directors to receive additional share options, all subject to stockholder approval. Directors who are employees of WRP Newco will not be paid any directors' fees. In addition, WRP Newco will reimburse the directors for travel expenses incurred in connection with their activities on behalf of WRP Newco.

Board Committees

     The Board of Directors of WRP Newco will establish, following the Distribution, an Audit Committee, a Compensation Committee and an Executive Committee. The Board will not have a nominating committee or a committee performing the functions of a nominating committee; the entire Board will perform the usual functions of such committee.

     Executive Committee. The Executive Committee will consist of Messrs. Lynford, Lowenthal and Hoenemeyer. The Executive Committee has the authority to acquire, dispose of and finance investments for WRP Newco and execute contracts and agreements, including those related to the borrowing of money by WRP Newco, and generally to exercise all other powers of the directors except for those which require action by all directors or the independent directors under the Articles of Incorporation or Bylaws of WRP Newco or under applicable law.

     Compensation Committee. The Compensation Committee will consist of Messrs. Du Bois, Germain, Hoenemeyer and Sixt, none of whom are employees of WRP Newco. The Compensation Committee will review WRP Newco's compensation and employee benefit plans, programs and policies, approve employment agreements and monitor the performance and compensation of the Executive Officers and other employees.

     Audit Committee. The Audit Committee will consist of Messrs. Du Bois, Germain, Hoenemeyer and Sixt and will make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve the professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees, review the adequacy of WRP Newco's internal accounting controls and review related party transactions.

Executive Compensation

     WRP Newco was organized as a Maryland corporation in January, 1997. Its executive officers will not be entitled to receive any separate salary or other cash compensation from WRP Newco for any period prior to the Distribution. Prior to the Distribution, WRP Newco's executive officers will only receive compensation from Wellsford for services rendered by them to Wellsford.

     The following table sets forth certain information with respect to the Chief Executive Officer and each of the other executive officers of WRP Newco (collectively, the "Executive Officers") whose cash compensation is expected to exceed $100,000 on an annualized basis during the fiscal year ending December 31, 1997, and all executive officers as a group.

Name of Individual or Number in                                      Cash
-------------------------------                                      -----
Group                                Capacities in Which Serve    Compensation
------                               --------------------------   ------------

Jeffrey H. Lynford...............    Chairman of the Board and        $275,000
                                     Secretary

Edward Lowenthal.................    President and Chief              $275,000
                                     Executive Officer

Gregory F. Hughes................    Chief Financial Officer          $175,000

David M. Strong..................    Vice President for               $100,000
                                     Development

All executive officers as a group
(consisting of the four persons
named above).....................................................     $825,000

     For information regarding options to purchase shares of WRP Newco Common to be granted to executive officers and directors, see "Interests of Certain Persons in the Merger and Distribution -- Agreements with WRP Newco."

Employment Agreements

     WRP Newco will enter into employment agreements with Messrs. Lynford and Lowenthal (the "Senior Executives"), pursuant to which Mr. Lynford will serve as the Chairman of the Board of WRP Newco and Mr. Lowenthal will serve as its President and Chief Executive Officer. WRP Newco will also enter into employment agreements with Messrs. Hughes and

Strong. The employment agreements with Messrs. Lynford and Lowenthal will expire on December 31, 2002, and the employment agreements with Messrs. Hughes and Strong will expire two years from the Effective Time. WRP Newco will also enter into a consulting agreement with Daniel M. Kelley which will expire five years from the Effective Date and provide for a consulting fee of $120,000 per year.

     Each of the employment agreements is automatically extended for additional one-year periods unless either the Executive Officer or WRP Newco gives prior notice not to extend the employment agreement, as specified in the agreement.

     Pursuant to the employment agreements, each of the Executive Officers is also entitled to incentive compensation to be determined by the Compensation Committee. Mr. Hughes is entitled to incentive compensation equal to at least 50% of his annual base salary.

     In the event that either of the Senior Executives dies during the term of his employment agreement, or if WRP Newco elects to terminate his employment agreement as a result of the Senior Executive's total disability, WRP Newco is required to pay additional compensation for the longer of 36 months after such termination or for the remaining term of his agreement at the rate of his then annual base salary.

     Following a "change in control of WRP Newco" (as defined in the agreements), if a Senior Executive's employment agreement is terminated (a) by WRP Newco, other than for "proper cause" (as defined in the agreements) or death or disability or (b) by the Senior Executive, then in either case the Senior Executive shall be entitled to receive a lump sum cash payment generally equal to the sum of (i) the amount of compensation that he would have been entitled to had the agreement not been so terminated and (ii) 299% of his average annual compensation of every type and form includible in gross income received during the three year period preceding the calendar year in which employment is terminated. The Senior Executives are also entitled to reimbursement of income taxes on certain non-cash taxable income resulting from a change in control of WRP Newco, including taxable income resulting from accelerated loan forgiveness or vesting of restricted shares or options. In addition, each Senior Executive is entitled to receive an additional sum to cover certain resulting income and excise tax liabilities that may be incurred on all of the foregoing.

     The employment agreements with the Senior Executives will indemnify and hold harmless the Senior Executives for any income and excise tax liabilities that arise from any benefits described in this Joint Proxy
Statement/Prospectus/Information Statement and are not otherwise provided for in the payments to be made to them by the Surviving Trust on the date of the Merger.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee currently consists of the four independent directors of WRP Newco: Rodney F. Du Bois, Mark S. Germain, Frank J. Hoenemeyer and Frank J. Sixt, none of whom is, or has been, an officer or employee of WRP Newco.


                      PRINCIPAL STOCKHOLDERS OF WRP NEWCO


     The following table sets forth information regarding the beneficial ownership of WRP Newco Common by each person anticipated by WRP Newco to be the beneficial owner of more than 5% of WRP Newco Common, by each director or proposed director of WRP Newco, by certain executive officers of WRP Newco and by all directors, proposed directors and executive officers of WRP Newco as a group after giving effect to the Distribution, the Merger and certain other transactions described herein (excluding the Additional Share Offering). Each person named in the table has sole voting and investment power with respect to all WRP Newco Common shown as beneficially owned by such person.


 Name and Address of Beneficial      Amount and Nature of
 Owner (1)                           Beneficial Ownership     Percent of Class
----------------------------------  ----------------------    -----------------
Jeffrey H. Lynford(2).............          502,966                 9.75%

Edward Lowenthal(2)...............          503,483                 9.76%

Gregory F. Hughes(3)..............          168,003                 3.43%

David Strong(4)...................          125,466                 2.58%

Rodney F. Du Bois(5)
  32 Rip Road
  Hanover, New Hampshire  03755...           44,500                   *

Mark S. Germain(6)
  Olmsted Road
  Scarsdale, New York  10583......          103,010                 2.14%

Frank J. Hoenemeyer(6)
  7 Harwood Drive
  Madison, New Jersey  07940......           73,943                 1.54%

Frank J. Sixt(6)
  c/o Cheung Kung (Holdings), Ltd.
  Ching Building, 18-22 Floors
  29 Queen's Road Central
  Hong Kong.......................           73,010                 1.52%

Douglas J. Crocker II(7)
  c/o Equity Residential
  Properties Trust
  Two North Riverside Plaza
  Chicago, Illinois  60606........

ERP Operating Limited Partnership
  Two North Riverside Plaza
  Chicago, Illinois  60606........          350,000(8)              7.38%

All directors, proposed directors
and executive officers as a group
 (9 persons)......................        1,594,381                26.07%
--------------------

*    Less than 1.0%

(1) Unless otherwise indicated, the address of each person is c/o Wellsford Real Properties, Inc., 610 Fifth Avenue, New York, New York 10020.

(2) Includes 417,585 shares of WRP Newco Common issuable upon the exercise of options, all of which will be either issued or amended as of the Effective Time, and none of which will be exercisable as of the Effective Time. Options to purchase 332,085 of these shares represent replacement options for Wellsford share options having exercise prices ranging from $18.94 to $27.50.

(3) Includes 153,818 shares of WRP Newco Common issuable upon the exercise of options, all of which will either be issued or amended as of the Effective Time, and none of which will be exercisable as of the Effective Time. Options to purchase 68,318 of these shares represent replacement options for Wellsford share options having exercise prices ranging from $18.94 to $27.50.

(4) Includes 121,105 shares of WRP Newco Common issuable upon the exercise of options, all of which will either be issued or amended as of the Effective Time, and none of which will be exercisable as of the Effective Time. Options to purchase 35,605 of these shares represent replacement options for Wellsford share options having exercise prices ranging from $18.94 to $27.50.

(5) Includes 42,750 shares of WRP Newco Common issuable upon the exercise of options, all of which will either be issued or amended as of the Effective Time and will then be immediately exercisable.

(6) Includes 73,010 shares of WRP Newco Common issuable upon the exercise of options, all of which will either be issued or amended as of the Effective Time and will then be immediately exercisable.

(7) Excludes 350,000 shares of WRP Newco Common (estimated) to be issued to ERP Operating Partnership pursuant to the Stock Purchase Agreement. Mr. Crocker is President and Chief Executive Officer of EQR, the general partner of ERP Operating Partnership, and disclaims beneficial ownership of such shares.

(8) Estimated number of shares of WRP Newco Common to be issued to ERP Operating Partnership pursuant to the Stock Purchase Agreement.

                        WRP NEWCO'S CERTAIN TRANSACTIONS

   The contract to purchase the Chatham property was, and the contracts to purchase the Greenbrook Corporate Center and the American Cyanamid Office Complex will be transferred, directly or indirectly, to WRP Newco by Messrs. Lynford, Lowenthal, Mark Germain, a trustee of Wellsford, and three unaffiliated parties, or one or more entities owned by them (collectively, "Wellsford Commercial"), for shares of WRP Newco Common having an aggregate value of approximately $2.25 million and WRP Newco's agreement to repay a $1.0 million advance used for the down payment on the American Cyanamid Office Complex. The number of shares to be issued will be based upon the Issuance Price. Messrs. Lynford, Lowenthal and Germain will each receive approximately 13.3% of the shares of WRP Newco Common to be issued to Wellsford Commercial. The aggregate purchase price for these commercial properties is approximately $44.5 million, excluding the approximately $2.25 million referred to above. The above transfers to WRP Newco, along with the Contribution and the purchase of stock by ERP Operating Partnership under the Stock Purchase Agreement, are being made as part of a single plan intended to qualify as a tax-free transaction.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 WELLSFORD REAL PROPERTIES, INC. (PREDECESSOR)

Overview

   The following discussion should be read in conjunction with the Wellsford Real Properties Inc. (Predecessor) (the "Company") financial statements contained herein.

Results of Operations

   The Company's operations during the nine months ended September 30, 1996 consisted of owning a mortgage note receivable, upon which the Company earned $356,000 of interest income, and developing two multifamily communities located in Denver, Colorado with a total of 760 units under development.

Liquidity and Capital Resources

   The Company expects to meet its short-term liquidity requirements generally through its working capital and cash flow provided by operations. The Company considers its ability to generate cash to be adequate and expects it to continue to be adequate to meet operating requirements both in the short and long terms.

   The Company expects to meet its long-term liquidity requirements such as refinancing mortgages, financing acquisitions and development, and financing capital improvements and debt and equity investments in real estate companies by long-term borrowings, through the issuance of debt and the offering of additional debt and equity securities.

   The Company has received written indication from the Bank of Boston and Morgan Guaranty that they will provide a $50 million credit facility, subject to customary conditions, which would be available to fund acquisitions, debt and equity investments, development, capital expenditures, repayment of indebtedness and related expenditures. The Company expects to obtain this credit facility concurrently with the closing of the Merger and Distribution. The written indication received is subject to the completion of due diligence and documentation and is not a commitment.

   In December 1995, the Company marketed and sold $14.8 million of tax-exempt bonds to fund construction at Palomino Park. The bonds have a variable rate of interest and a term of 40 years. At September 30, 1996, $6.4 million of the bond proceeds were being held in escrow pending their use for the funding of development.

   In July 1996, the Company originated the Sonterra Loan.  The Sonterra
Loan bears interest at 9% per annum and matures in July 1999. The Company also has the exclusive option to purchase the community for $20.5 million through December 1997 and for $21 million during 1998.

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Board of Trustees of Wellsford Residential Property Trust and Subsidiaries


We have audited the accompanying combined balance sheet of the Predecessor to Wellsford Real Properties, Inc. (the "Company") as of December 31, 1995, and the related combined statement of cash flows for the period from March 22, 1995 (the date the assets were acquired and liabilities incurred) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, no operating revenues or expenses were incurred in the period from March 22, 1995 through December 31, 1995. Accordingly, the income statement for the period ended December 31, 1995 has been omitted.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Company at December 31, 1995, and its cash flows for the period from March 22, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.



                                          /s/  ERNST & YOUNG LLP
                                         ------------------------------------


New York, New York
January 30, 1997

                 Wellsford Real Properties, Inc. (Predecessor)
                            Combined Balance Sheets
                                (In thousands)

                                                September 30,     December 31,
                                                    1996              1995
                                                    ----              ----
                                                (Unaudited)
ASSETS

Construction in process                            $17,028           $7,955
Restricted cash                                      6,355           10,414
Mortgage note and interest receivable               17,934                0
                                                ----------------------------
Total Assets                                       $41,317          $18,369
                                                ============================
LIABILITIES AND EQUITY

Tax exempt mortgage note payable                   $14,755          $14,755
                                                ----------------------------

Total Liabilities                                  $14,755          $14,755
                                                ----------------------------

Commitments and contingencies                        --               --

Equity                                              26,562            3,614
                                                ----------------------------

Total Equity                                        26,562            3,614
                                                ----------------------------

Total Liabilities and Equity                       $41,317          $18,369
                                                ============================

                 Wellsford Real Properties, Inc. (Predecessor)
                           Combined Income Statement
                                (In thousands)


                                                        Nine Months
                                                           Ended
                                                       September 30,
                                                           1996
                                                           ----
                                                        (Unaudited)

Interest income                                                 $356
                                                       -------------

Net income                                                      $356
                                                       =============




See accompanying notes.

                 Wellsford Real Properties, Inc. (Predecessor)
                       Combined Statements of Cash Flow
                                (In thousands)

                                                Nine Months     Period From
                                                   Ended        March 22 to
                                               September 30,    December 31,
                                                    1996            1995
                                                    ----            ----
                                                (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income                                              $356              $0
Adjustments to reconcile net income to
  net cash provided by operating activities:
    Decrease (increase) in assets:
      Debt service reserve                             4,059           4,341
      Interest receivable                               (134)              0
                                               -----------------------------
    Net cash provided by operating activities          4,281           4,341
                                               -----------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:

Investments in real estate assets                     (9,073)         (7,955)
Investment in mortgage note receivable               (17,800)              0
                                               -----------------------------
    Net cash (used) in investing activities          (26,873)         (7,955)
                                               -----------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from tax exempt mortgage note payable             0          14,755
Funding of restricted cash accounts                        0         (14,755)
Equity contributions (distributions), net             22,592           3,614
                                               -----------------------------
Net cash provided by financing activities             22,592           3,614
                                               -----------------------------
Net increase (decrease) in cash and cash
  equivalents                                             $0              $0
Cash and cash equivalents, beginning of period             0               0
                                               -----------------------------
Cash and cash equivalents, end of period                  $0              $0

Cash paid during the period for interest                $384            $335
                                               =============================



See accompanying notes.

                 WELLSFORD REAL PROPERTIES, INC. (PREDECESSOR)
                     NOTES TO COMBINED FINANCIAL STATEMENTS
    (Information pertaining to the nine months ended September 30, 1996 is unaudited)

(1)  Organization and Basis of Presentation

     Wellsford Real Properties, Inc. ("WRP Newco"), a C corporation formed on
       January 8, 1997, is a wholly owned subsidiary of Wellsford Residential Property Trust ("Wellsford"). On January 16, 1997 Wellsford announced its intention to merge with Equity Residential Properties Trust ("EQR"). Immediately prior to the Merger, Wellsford intends to contribute certain of its assets to WRP Newco and have WRP Newco assume certain liabilities of Wellsford. Immediately after the contribution of assets to WRP Newco and immediately prior to the Merger, Wellsford intends to distribute to its common shareholders all the outstanding shares of WRP Newco owned by Wellsford. The common shareholders of Wellsford will receive one common share of WRP Newco for each four common shares of Wellsford owned.

     The accompanying combined financial statements of the predecessor to WRP
       Newco (the "Company") include the assets and liabilities to be contributed and assumed by WRP Newco from the time the assets and liabilities were acquired or incurred, respectively, by Wellsford or the majority owned or controlled subsidiary of Wellsford.

     For the purpose of the Company, the assets were acquired and liabilities incurred beginning on March 22, 1995. During the period from March 22, 1995 through December 31, 1995 the Company was principally involved in the initial phase of construction development activities with no operating revenues or expenses incurred. Accordingly, the income statement for the period ended December 31, 1995 has been omitted.

     The combined financial statements as of and for the nine months ended
       September 30, 1996 are unaudited; however, in the opinion of the management of the Company, all adjustments necessary for a fair presentation of the combined financial statements for this interim period have been included. The results are not necessarily indicative of the results to be obtained for a full fiscal year.

(2)  Summary of Significant Accounting Policies

     Principles of Combination.  All significant intercompany transactions
     -------------------------
       between Wellsford and the majority owned or controlled subsidiaries relating to the assets and liabilities that are to be contributed or assumed by WRP Newco have been eliminated in combination.

     Income Recognition.  Residential communities are leased under operating
     ------------------
       leases with terms generally one year or less; rental revenue is recognized monthly as it is earned. Commercial properties are leased under operating leases; rental revenue is recognized on a straight-line basis over the terms of the leases.

     Cash and Cash Equivalents.  The Company considers all demand and money
     -------------------------
       market accounts and short term investments in government funds with an original maturity of three months or less to be cash and cash equivalents.

     Real Estate and Depreciation.  Costs directly related to the acquisition
     ----------------------------
       and improvement of real estate are capitalized, including interest expense incurred during and related to construction and including all improvements identified during the underwriting of a property acquisition.


     Depreciation is computed over the expected useful lives of depreciable property on a straight line basis, principally 40 years for buildings and improvements and 5 to 12 years for furnishings and equipment.

     The Company has adopted Statement of Financial Accounting Standard ("SFAS")
       121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of" which requires that long-lived assets to be held and used be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The adoption of SFAS 121 has not had an impact on the Company's combined financial statements.

     Mortgage Note Receivable Impairment.  The Company considers a note impaired
     -----------------------------------
       if, based on current information and events, it is probable that all amounts due under the note agreement are not collectable. Impairment is measured based upon the fair value of the underlying collateral. No impairment has been recorded through September 30, 1996.

     Financing Costs.  Financing and refinancing costs are capitalized and
     ---------------
       amortized over the term of the related loan under the interest method. Credit facility fees are capitalized and amortized over the term of the commitment on a straight-line basis.

     Estimates.  The preparation of financial statements in conformity with
     ---------
       generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Restricted Cash

     Restricted cash primarily consists of the remaining proceeds from the Palomino Park tax-exempt mortgage note (Note 5) which are restricted in their use to construction costs and capitalized interest related to the Palomino Park development project (Note 4).

(4)  Multifamily Communities and Mortgage Note Receivable

     The Company holds a $17.8 million mortgage on a 344 unit, newly constructed community in Tucson, Arizona known as Sonterra at Williams Centre (the "Sonterra Mortgage"). The Sonterra Mortgage bears interest at 9% per annum and matures in July 1999. The Company also has the exclusive option to purchase the community for $20.5 million through December 1997 and $21 million during 1998. Interest receivable of $0.1 million is included in the September 30, 1996 balance. The fair market value of the Company's mortgage note receivable, estimated by using a discounted cash flow analysis, approximates the carrying amount. In connection with the Sonterra Mortgage, a $0.2 million origination fee was paid to Wellsford by the borrower.

     The Company currently has two multifamily projects under development in a suburb of Denver, Colorado, totaling 760 apartment units (collectively, the "Development Communities"). The Development Communities are the first of five communities at Palomino Park, a 1,880 unit master-planned, security controlled apartment/townhome community. The Company has the option to develop phases three through five, but is not obligated to do so. The 181.8 acre master site surrounds an amenity-filled, 24 acre park and an approximately 29,000 square foot recreational center to be shared by all phases. The Development Communities are being constructed pursuant to fixed-price contracts, with a local developer, and are estimated to cost approximately $76.1 million in total, including certain development and incentive fees payable to the developer. The Company is committed to purchase 100% of the Development Communities upon completion and the achievement of certain occupancy levels. At September 30, 1996 the Company had invested $17 million related to the land for the Development Communities, the recreation center and general infrastructure work. A portion of such infrastructure will become the property of certain local governmental entities at the date of completion and retirement of the tax-exempt mortgage note payable described in note 5. In addition, approximately $15.4 million was outstanding at September 30, 1996 on a construction loan to the developer, which the Company would repay upon purchase assuming completion and achievement of certain occupancy levels. During the periods ended September 30, 1996, and December 31, 1995, respectively, the Company capitalized $0.4 million and $0.3 million of interest to the Development Communities. The Company expects to fund the construction of its Development Communities from its working capital and with proceeds from a credit facility and a $14.8 million tax-exempt mortgage note (Note 5).

     Subsequent to September 30, 1996, the Company entered into contracts on five commercial office properties for $47.6 million in aggregate, and has closed on one of the properties: The purchase prices for these commercial properties include approximately $2.25 million in value of shares of WRP Newco Common to be issued to the persons or entities which previously held the contracts on such properties. Each of the Chairman of the Board and President of Wellsford, Messrs. Lynford and Lowenthal, and Mark Germain, a trustee of Wellsford, will receive approximately 13.3% of such shares.

     Greenbrook Corporate Center ($23.7 million) is a Class A, three-story office building with a 35 foot atrium, located in Fairfield, NJ, and comprising approximately 190,000 rentable square feet. It is situated on a 20 acre developed site with 7 acres of additional, contiguous undeveloped land.

     The American Cyanamid ($14.6 million) site consists of 194 acres containing two office buildings, totaling approximately 560,000 square feet, an adjacent 10-acre undeveloped site, and a central utility plant located in Wayne, NJ. The site is currently undergoing a major renovation.

     1700 Valley Road ($2.2 million) is a Class B+, two-story vacant office building located in Wayne, NJ and comprising approximately 70,600 square feet. It is situated on a nine acre site contiguous to the American Cyanamid site.

     1800 Valley Road ($2.0 million) is a Class B+, two-story vacant office building located in Wayne, NJ and comprising approximately 54,800 square feet. It is situated on a 14 acre site contiguous to the American Cyanamid site.

     The Chatham Building ($5.1 million) is a three-story office building located in Chatham, NJ and comprising approximately 65,000 square feet. The site is currently undergoing a major renovation. The purchase of this building was closed in January 1997.

(5)  Tax Exempt Mortgage Notes Payable

     At September 30, 1996 and at December 31, 1995, the Company had $14.8 million of tax exempt mortgage notes payable outstanding. The Company's tax exempt mortgage note payable is secured by certain infrastructure at the Company's Palomino Park development and bears interest-only payments at a variable rate (which approximates the Standard & Poor's / J.J. Kenney index for short-term high grade tax-exempt bonds, currently 3.65 %) until it matures in December 2035.

     The tax-exempt mortgage note payable is security for tax-exempt bonds which are backed by a letter of credit from a AAA rated financial institution. Wellsford has guaranteed the reimbursement of the financial institution in the event that the letter of credit is drawn upon. It is anticipated that as a result of the Merger, this guaranty will be replaced by the guarantees of WRP Newco and EQR. These bonds require the Company to obtain the approval of both the trustee, as defined in the bond documents, and the above mentioned financial institution for transactions such as those anticipated in connection with the Merger and Distribution. The Company expects to receive such approvals.

     The fair market value of the variable rate tax exempt mortgage note is considered to be the carrying amount.

(6)  Commitments and Contingencies

     WRP Newco will enter into employment agreements with certain of its officers. Such agreements will be for terms which expire between 1999 and 2002, and will provide for aggregate annual base salaries of $0.8 million, $0.8 million and $0.6 million in 1997, 1998 and 1999 through 2002, respectively. The Company is obligated under an operating lease covering its corporate headquarters for $0.2 million in 1997, $0.2 million in 1998, and $0.2 million in 1999, plus certain operating expense escalations. The Company intends to enter into a five-year consulting agreement with the vice chairman of Wellsford, Daniel M. Kelley. Under the agreement, Mr. Kelley will advise the Company with respect to its development and other real estate activities and will receive an annual consulting fee of $120,000. Mr. Kelley will also receive a $580,000 non-interest bearing loan which will be due upon the termination of the consulting agreement.

     As a commercial real estate owner, the Company is subject to potential environmental costs. The Company's American Cyanamid site contains asbestos containing materials ("ACMs"); upon acquisition of the property, the Company intends to proceed with the removal of all ACMs in such property which is anticipated to cost $3.5 million. At this point in time, management of the Company is not aware of any environmental concerns that would have a material adverse effect on the Company's financial position or future results of operations except as just described.

     In 1997 WRP Newco will adopt a defined contribution savings plan pursuant to Section 401 of the Internal Revenue Code. Under such a plan there are no prior service costs. All employees will be eligible to participate in the plan after one year of service. Employer contributions will be made based on a discretionary amount determined by WRP Newco's management. Employer contributions, if any, will be based upon the amount contributed by an employee.

                 WELLSFORD REAL PROPERTIES, INC. (PREDECESSOR)
                      PRO FORMA COMBINED INCOME STATEMENT

                  For the Nine Months Ended September 30, 1996
                      (In Thousands Except Per Share Data)
                                  (Unaudited)

   During the period from January 1, 1996 to January 31, 1997, Wellsford Real Properties, Inc. (Predecessor) (the "Company") acquired a mortgage note receivable, purchased a commercial office property, and contracted to purchase four additional commercial office properties. One of the commercial office properties, the Greenbrook Corporate Center, is currently occupied.

   This unaudited Pro Forma Combined Income Statement is presented as if the Company's transactions, each as referred to above, and the Merger and Distribution had been consummated on January 1, 1996, and as if the commercial office properties under contract were actually purchased as of January 1, 1996. In the opinion of the Company's management, all adjustments necessary to reflect the effects of these transactions have been made.

   This unaudited Pro Forma Combined Income Statement is presented for comparative purposes only, and is not necessarily indicative of what the actual results of operations of the Company would have been for the period presented; nor does it purport to represent the results for future periods. This unaudited Pro Forma Combined Income Statement should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of Wellsford and the Company, incorporated by reference into, and included in, this Joint Proxy Statement/Prospectus/Information Statement, respectively.

                 Wellsford Real Properties, Inc. (Predecessor)
                      Pro Forma Combined Income Statement
                     Nine Months Ended September 30, 1996
                                (In thousands)
                                  (Unaudited)

                                                     Pro Forma
                                    Historical     Adjustments     Pro Forma
                                    ----------     -----------     ---------
REVENUE

  Rental income                                       $2,797 (A)    $2,797
  Other income                                           212 (A)       212
  Interest income                          $356          845 (B)     1,201
                                    -------------------------      --------

    Total Revenue                           356        3,854         4,210
                                    -------------------------      --------
EXPENSES

  Property operating and maintenance                     620 (A)       620
  Real estate taxes                                      313 (A)       313
  General and administrative                           1,125 (C)     1,125
  Depreciation                                           383 (D)       383
  Property management                                    108 (A)       108
                                    -------------------------      --------

    Total Expenses                            0        2,549         2,549
                                    -------------------------      --------

Income before income taxes                 $356       $1,305         1,661
                                    =========================
Provision for income taxes                                             679 (E)
                                                                   --------
Net income                                                            $982

                                                                   ========

Net income per common share                                          $0.20 (F)
                                                                   ========

Weighted average common shares outstanding                           4,870 (F)
                                                                   ========

                 Wellsford Real Properties, Inc. (Predecessor)
             Notes to Unaudited Pro Forma Combined Income Statement
                               September 30, 1996

(A) Represents historical operating revenues and expenses of Greenbrook Corporate Center, which was acquired in January 1997, for the nine months ended September 30, 1996. The Company's other four commercial properties are currently vacant.

(B) Represents interest income from the Sonterra Loan for the period from January 1, 1996 to the date of origination (July 10, 1996).

(C) Represents the estimated general and administrative costs of WRP Newco for nine months.

(D) Represents depreciation on Greenbrook Corporate Center for the nine months ended September 30, 1996 utilizing a 40 year estimated useful life.

(E) Represents provision for federal and state income taxes at rates of 35% and 9%, respectively.

(F) Represents the aggregate of the shares of WRP Newco Common issued in connection with the Distribution (one share for every four shares of Wellsford Common), the 225,000 shares to be issued in connection with the acquisition of the commercial properties, and 350,000 shares (estimated) of WRP Newco Class A Common to be purchased by ERP Operating Partnership for $3.5 million.

                 WELLSFORD REAL PROPERTIES, INC. (PREDECESSOR)
                        PRO FORMA COMBINED BALANCE SHEET
                               September 30, 1996
                                 (In Thousands)
                                  (Unaudited)

  This unaudited Pro Forma Combined Balance Sheet is presented as if the Merger, Contribution and Distribution and the proposed credit facility agreement with Bank of Boston and Morgan Guaranty had been consummated on September 30, 1996, and the commercial office properties purchased by, or under contract with, Wellsford Real Properties, Inc. (Predecessor) (the "Company") had been purchased on September 30, 1996, utilizing proceeds from the Merger and Contribution and a draw from the credit facility.

     This unaudited Pro Forma Combined Balance Sheet is presented for comparative purposes only, and is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1996; nor does it purport to represent the future financial position of the Company. This unaudited Pro Forma Combined Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of Wellsford and the Company, incorporated by reference into, and included in, this Joint Proxy Statement/Prospectus/Information Statement, respectively.

                 Wellsford Real Properties, Inc. (Predecessor)
                       Pro Forma Combined Balance Sheet
                              September 30, 1996
                                (In thousands)
                                  (Unaudited)

                                                   Pro Forma
                                      Historical  Adjustments     Pro Forma
                                      ----------  -----------     ---------
ASSETS
Real estate assets, at cost
  Land                                        $0       $7,140        $7,140
  Buildings and improvements                           40,460        40,460
                                      -----------------------     ----------
                                               0       47,600 (A)    47,600
  Construction in process                 17,028                     17,028
                                      -----------------------     ----------
                                          17,028       47,600        64,628

Cash and cash equivalents                               3,568 (B)     3,568
Restricted cash                            6,355                      6,355
Mortgage note and interest
  receivable                              17,934                     17,934
                                      -----------------------     ----------

Total Assets                             $41,317      $51,168       $92,485
                                      =======================     ==========

LIABILITIES AND EQUITY

Liabilities:
  Tax exempt mortgage note payable       $14,755                    $14,755
  Credit facility                                     $25,000 (C)    25,000
                                      -----------------------     ----------

Total Liabilities                         14,755       25,000        39,755
                                      -----------------------     ----------

Commitments and contingencies             --           --            --

Minority Interest                                       1,687 (D)     1,687

Equity:
  Equity                                  26,562      (26,562)            0
  Common stock $.01 par value per
    share, 4,869,744 shares issued
    and outstanding as adjusted                            49            49
  Paid in capital in excess of
    par value                                          50,994        50,994
                                      -----------------------     ----------

Total Equity                              26,562       24,481 (E)    51,043
                                      -----------------------     ----------

Total Liabilities and Equity             $41,317      $51,168       $92,485
                                      =======================     ==========


                 Wellsford Real Properties, Inc. (Predecessor)
              Notes to Unaudited Pro Forma Combined Balance Sheet
                               September 30, 1996

(A) Reflects the acquisition of five commercial office properties, previously acquired or currently under contract for $47.6 million summarized as follows:

                  Name    Location      Square     Purchase      Purchase      Planned      Purchase Price   Actual/Scheduled
                                       Footage      Price         Price Per Improvements          &           Closing Date
                                                                 Sq. Ft.                    Planned Impr.
                                                                                             Per Sq. Ft.
American Cyanamid       Wayne, NJ       560,000  $14.6 million        $ 26   $9.1 million              $ 42     February 1997
Chatham Building        Chatham, NJ      65,000    5.1 million          78    3.1 million               126      January 1997
Greenbrook Corp. Ctr    Fairfield, NJ   190,000   23.7 million         125    0.5 million               127        March 1997
1700 Valley Road        Wayne, NJ        70,600    2.2 million          31    0.2 million                34     February 1997
1800 Valley Road        Wayne, NJ        54,800    2.0 million          36    0.8 million                51     February 1997
                                        940,400   47.6 million              $13.7 million

     Greenbrook Corporate Center is currently in operation. The Company's other four commercial properties are currently vacant.

(B)  Reflects the net cash effect of the following transactions (in thousands):

    Cash contribution to WRP Newco at Contribution               $ 20,468
    ERP Operating Partnership's purchase of WRP Newco Common        3,500
    Acquisition of properties                                     (20,400)
                                                                  -------
                                                                  $ 3,568
                                                                  =======

(C)  Represents draws on the credit facility to fund acquisitions.

(D)  Represents ERP Operating Partnership's 20% minority interest in Palomino
     Park.

(E) Represents the aggregate of the shares of WRP Newco Common issued in connection with the Distribution (one share for every four shares of Wellsford Common), the 225,000 shares to be issued in connection with the acquisition of the commercial properties, and the 350,000 shares (estimated) of WRP Newco Class A Common to be purchased by ERP Operating Partnership for $3.5 million.

                   DESCRIPTION OF CAPITAL STOCK OF WRP NEWCO

  The following summary of the terms of WRP Newco's stock does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law, WRP Newco's Charter and Bylaws, copies of which are exhibits to the registration statement of which this Joint Proxy
Statement/Prospectus/Information Statement is a part. See "Additional Information."

General

  The Charter of WRP Newco (the "Newco Charter") authorizes up to 200,000,000 shares of Common Stock, par value $.01 per share. The Board of Directors may reclassify any unissued shares of stock in one or more classes or series of stock. Upon completion of the Distribution and the other transactions to be entered into upon consummation of the Merger, there will be 4,519,744 shares of WRP Newco Common issued and outstanding (excluding the Additional Share Offering) and 350,000 shares (estimated) of WRP Newco Class A Common issued and outstanding. The Board of Directors has also authorized the issuance of up to 2,000,000 shares of WRP Newco Series A Preferred of which 1,000,000 shares are subject to issuance pursuant to the Stock Purchase Agreement and 1,000,000 shares are subject to issuance pursuant to WRP Newco's right to pay dividends on the WRP Newco Series A Preferred by the issuance of additional shares of WRP Newco Series A Preferred. In addition, up to 1,750,000 shares of WRP Newco Common have been reserved for issuance under WRP Newco's 1997 Management Incentive Plan, subject to approval of the Wellsford Common Shareholders. See "Approval of WRP Newco's 1997 Management Incentive Plan."

  WRP Newco also intends to issue up to approximately 10,000,000 shares of WRP Newco Common, excluding any over-allotment option, if any, in connection with WRP Newco's Additional Share Offering upon which the shareholders of Wellsford are being asked to vote. See "Approval of WRP Newco Additional Share Offering."

  At present, there is no established trading market for the WRP Newco Common. WRP Newco has applied for listing of the WRP Newco Common on the NYSE under the symbol "WRP." The United States Trust Company of New York will act as transfer agent and registrar of the WRP Newco Common.

  Under Maryland law, stockholders generally are not liable for the corporation's debts and obligations.

  WRP Newco intends to furnish to its stockholders an annual report containing audited consolidated financial statements and an opinion thereon expressed by an independent public accounting firm.

Common Stock

  All shares of WRP Newco Common to be issued in connection with the Distribution and the other transactions to be entered into upon consummation of the Merger have been duly authorized, and will be fully paid, validly issued and nonassessable. Subject to the preferential rights of any other class or series of stock, holders of shares of WRP Newco Common are entitled to receive dividends on such stock if, as and when authorized and declared by the Board of Directors of WRP Newco out of assets legally available therefor and to share ratably in the assets of WRP Newco legally available for distribution to its stockholders in the event of its liquidation, dissolution or winding up after payment of or adequate provision for all known debts and liabilities of WRP Newco and payment of liquidation preferences to holders of preferred stock.

  Each outstanding share of WRP Newco Common entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors, and, except as provided with respect to any other class or series of stock, the holders of such shares will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that, except with respect to the director elected by the holders of the WRP Newco Class A Common, the holders of a majority of the outstanding shares of WRP Newco Common can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors. See "-- Class A Common Stock."

  Holders of shares of WRP Newco Common have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any securities of WRP Newco. Except for the rights of WRP Newco Class A Common described below, shares of WRP Newco Common will have equal dividend, liquidation and other rights.

  Under the MGCL, a Maryland corporation generally may not dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders holding at least two-thirds of the shares entitled to vote on the matter unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the corporation's charter. The Newco Charter provides for approval of consolidations, share exchanges, mergers in which WRP Newco is the successor, and amendments to the charter (except amendments to the provisions relating to the classification and removal of directors or any amendment reducing supermajority voting requirements) by the affirmative vote of holders of shares entitled to cast a majority of the votes entitled to be cast on the matter.

Preferred Stock

  The Newco Charter authorizes the Board of Directors to issue preferred stock in one or more series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control of WRP Newco that might involve a premium price for holders of WRP Newco Common or otherwise be in their best interest.

Classification or Reclassification of Common Stock or Preferred Stock

  The Newco Charter authorizes the Board of Directors to classify or reclassify any unissued stock by setting or changing the numbers, designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption of any of such shares.

Power to Issue Additional Shares of Common Stock and Preferred Stock

  WRP Newco believes that the power of the Board of Directors to issue additional authorized but unissued shares of WRP Newco Common and to reclassify any unissued shares of WRP Newco Common and thereafter to cause WRP Newco to issue such reclassified shares of stock will provide WRP Newco with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs which might arise. The additional classes or series, as well as the WRP Newco Common, will be available for issuance without further action by WRP Newco's stockholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which WRP Newco's securities may be listed or traded. Although the Board of Directors has no intention at the present time of doing so, it could authorize WRP Newco to issue a class or series that could, depending on the terms of such class or series, delay, defer or prevent a transaction or a change of control of WRP Newco that might involve a premium price for holders of common stock or otherwise be in their best interest.

Class A Common Stock

  Rights Generally.

  Each share of WRP Newco Class A Common entitles its holder to all the rights of a share of WRP Newco Common in addition to the rights described below. Holders of WRP Newco Class A Common will not have any preemptive rights to acquire other securities of WRP Newco.

  Voting Rights.

  Holders of WRP Newco Class A Common, as a class, may elect one director to the WRP Newco Board of Directors (the "Class A Director") until the longer of two years from the Closing Date or so long as (i) ERP Operating Partnership is obligated to purchase preferred stock in WRP Newco pursuant to the Stock Purchase Agreement; (ii) ERP Operating Partnership has obligations pursuant to the Agreement Regarding Palomino Park or pursuant to the Credit

Enhancement Agreement; or (iii) the aggregate liquidation value of the shares of WRP Newco Series A Preferred owned by ERP Operating Partnership is greater than $10 million. The WRP Newco Class A Director may be removed without cause, only by the affirmative vote of a majority of the Class A Common electing such director.

  For ten years after the Effective Time, WRP Newco has the right to direct the voting of all shares of WRP Newco Class A Common owned by ERP Operating Partnership or any of its affiliates, except as to the election of the Class A Director or any matter relating to the rights, preferences and privileges of the WRP Newco Class A Common.

 Optional and Automatic Conversion.

  Holders of WRP Newco Class A Common have the right, exercisable at any time and from time to time, to convert all or any of such WRP Newco Class A Common into WRP Newco Common at a conversion rate of one share of WRP Newco Common for each share of WRP Newco Class A Common so converted, subject to adjustment. Any outstanding shares of WRP Newco Class A Common will automatically convert, at the conversion rate, into shares of WRP Newco Common upon the sale, transfer, pledge or other disposition ("Transfer") of such shares of WRP Newco Class A Common to any entity other than an affiliate of EQR or ERP Operating Partnership.

 Adjustment of Conversion Rate.

  The conversion rate in effect at any time for the WRP Newco Class A Common is subject to adjustment from time to time as follows:

  In case WRP Newco (a) reclassifies the outstanding WRP Newco Common into shares of some other class or series of shares, (b) subdivides the outstanding WRP Newco Common into a greater number of shares of WRP Newco Common or (c) combines the outstanding WRP Newco Common into a smaller number of shares of WRP Newco Common, the conversion rate immediately prior to such action shall be adjusted so that the holder of any shares of WRP Newco Class A Common thereafter surrendered for conversion shall be entitled to receive the number of shares of WRP Newco Common which he would have owned immediately following such action had such WRP Newco Class A Common been converted immediately prior thereto.

 Purchase of Shares of Voting Stock in Excess of REIT Ownership Limit.

  If, an event which is undertaken or caused by WRP Newco occurs resulting in ERP Partnership, EQR or any of their affiliates owning shares of WRP Newco Class A Common in excess of the REIT ownership limits (initially 9.9% of the value of the voting stock of WRP Newco), then WRP Newco will purchase such shares of WRP Newco Class A Common in excess of the REIT ownership limit at the market price thereof.

Series A 8% Convertible Redeemable Preferred Stock

  General.

  The Board of Directors of WRP Newco has established a series of preferred stock designated Series A 8% Convertible Redeemable Preferred Stock, par value $25.00 per share. The maximum number of authorized shares of WRP Newco Series A Preferred is 2,000,000.

 Seniority.

  With respect to the right to receive dividends and to participate in distributions or payments in the event of any liquidation, dissolution or winding up of WRP Newco, the WRP Newco Series A Preferred will rank on a parity with any other preferred stock of WRP Newco, and will rank senior to the WRP Newco Common and any other class or series of shares of stock of WRP Newco ranking, as to dividends and upon liquidation, junior to the WRP Newco Series A (collectively the "Junior Shares"). Notwithstanding the foregoing, WRP Newco may make distributions or pay dividends in WRP Newco Common or in any other shares of WRP Newco ranking junior to the WRP Newco Series A Preferred as to distribution rights and liquidation preference at any time.

  Dividends.

  The holders of WRP Newco Series A Preferred are entitled to receive, when and as declared by the WRP Newco Board of Directors out of any funds legally available therefor, dividends at the rate of $2.00 per share per year, payable in cash, except as provided below, in equal amounts quarterly on the fifteenth (or, if not a business day, the next succeeding business day) of January, April, July and October each year (each such day being called a "Quarterly Dividend Date" and each period ending on a Quarterly Dividend Date being called a "Dividend Period"). The amount of any dividend payable for the initial Dividend Period and for any Dividend Period,shorter than a full Dividend Period shall be prorated.

  Notwithstanding the foregoing, for any 12 Dividend Periods, WRP Newco has the right to pay the dividend in additional shares of WRP Newco Series A Preferred determined by dividing the total amount of the dividend to be paid in shares by $25.00.

  In the event WRP Newco fails to pay any dividend on the WRP Newco Series A Preferred on any Quarterly Dividend Date, WRP Newco shall not pay any dividends on any other class of stock of WRP Newco other than (1) pro rata with other securities of WRP Newco ranking pari passu with the WRP Newco Series A Preferred or (ii) with Junior Shares until such dividend on the WRP Newco Series A Preferred has been paid.

  Distributions Upon Liquidation, Dissolution or Winding Up.

  Upon the voluntary or involuntary dissolution, liquidation or winding up of WRP Newco, the holders of the WRP Newco Series A Preferred will be entitled to receive and to be paid out of the assets of WRP Newco available for distribution to its shareholders, before any payment or distribution is made on any Junior Shares, the amount of $25.00 per share of WRP Newco Series A Preferred ("Liquidation Value"), plus any accrued and unpaid dividends thereon. If, upon any dissolution, liquidation, or winding up of WRP Newco, the amounts payable with respect to the preference value of the WRP Newco Series A Preferred and any other shares of stock of WRP Newco ranking as to any such distribution on a parity with the WRP Newco Series A Preferred are not paid in full, the holders of the WRP Newco Series A Preferred and of such other shares will share ratably in such distribution of assets of WRP Newco in proportion to the full respective preference amounts to which they are entitled.

  Redemption.

  Optional Redemption. On and after ____________, 2002, WRP Newco may, at its option, redeem at any time all or any part of the outstanding WRP Newco Series A Preferred at a price per share (the "Redemption Price") equal to $25.00 per share of WRP Newco Series A Preferred, together with all accrued and unpaid dividends to and including the date fixed for redemption (the "Redemption Date"); provided, however, that no partial redemption of the WRP Newco Series A
        --------  -------
Preferred may be effected if after giving effect thereto the aggregate Liquidation Value of the WRP Newco Series A Preferred outstanding is less than $10,000,000. The Redemption Price and all accrued and unpaid dividends will be paid in cash; provided, however, that if (a) a holder of WRP Newco Series A
              --------  -------
Preferred desires to convert any of its WRP Newco Series A Preferred called for redemption but such conversion would cause any direct or indirect holder which is classified as a REIT under Section 856 of the Code, to own, directly or indirectly, more than 9.9% of the outstanding voting stock of WRP Newco or would otherwise cause any direct or indirect holder of such outstanding voting stock to lose its status as a REIT under the Code, and (b) such holder has so notified WRP Newco in writing prior to the Redemption Date, stating the number of shares of WRP Newco Series A Preferred which have been called for redemption which such holder is unable to convert for such reason (such shares being referred to as the "Unconvertible Shares"), then WRP Newco shall pay, in cash, the Redemption Price plus all accrued and unpaid dividends for each Unconvertible Share and shall issue to such holder a warrant to purchase the number of shares of WRP Newco Common equal to (i) the fair market value of a share of WRP Newco Common on the Redemption Date (calculated pursuant to the terms of the Articles Supplementary) over the Redemption Price, multiplied by (ii) the number of shares of WRP Newco Common into which the Unconvertible Shares redeemed from such holder were convertible immediately prior to such redemption, and divided by (iii) the fair market value of a share of WRP Newco Common on the Redemption Date. Such warrant shall be exercisable without cost to the holder thereof at any time and from time to time for a period of 10 years from the date of issuance of such warrant. The warrant shall be on such terms and conditions as are customarily contained in like warrants, including provisions to protect the holder of the warrant from dilution. WRP Newco shall have the right, at any time, to redeem such warrant at a price equal to the fair market value of such warrant on the date of any such redemption.

  Required Redemption. Upon the (A) (i) non-payment by WRP Newco of any dividend on the Quarterly Dividend Date applicable to such dividend for three Dividend Periods which need not be consecutive or (ii) failure by WRP Newco to comply with any term or obligations under the Articles Supplementary (the occurrences in (i) and (ii) each called an "Event of Default") or (B) on and after ____________, 2012, whichever comes first, the holder of any shares of WRP Newco Series A Preferred may, at its option, cause WRP Newco to redeem at any time all of the WRP Newco Series A Preferred held by such holder at $25.00 per share, payable in cash, together with all accrued and unpaid dividends to and including the Redemption Date. Notwithstanding the provisions of the previous sentence, provided an Event of Default has not occurred, WRP Newco has the right to extend the date during which a required redemption is not permitted for three separate additional five year periods if the dividend rate on the WRP Newco Series A Preferred is changed to the then market rate of comparable preferred stock (the "Market Rate") on the first day of each such additional five year period; provided, however, in no event shall the dividend be reduced to less than $2.00 per share of WRP Newco Series A Preferred. The Market Rate shall be determined by mutual agreement of the holders of WRP Newco Series A Preferred Stock and WRP Newco or, if they cannot agree, by an investment banking firm under the procedure set forth in the Articles Supplementary.

  Voting Rights. The holders of WRP Newco Series A Preferred are not be entitled to vote on any matter except as provided below; provided, however, the
                                                         --------  -------
holders of WRP Newco Series A Preferred are not to have any voting rights to the extent such rights will cause any holder of WRP Newco Series A Preferred to own more than 9.9% of the outstanding voting stock of WRP Newco or otherwise cause any holder of WRP Newco Series A Preferred that is classified as a REIT under
Section 856 of the Code to lose its status as a REIT under the Code.

  So long as any shares of WRP Newco Series A Preferred remain outstanding, WRP Newco will not, without the affirmative vote of the holders of at least two-thirds of the shares of WRP Newco Series A Preferred outstanding at the time,
(i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares of capital stock ranking prior to the WRP Newco Series A Preferred with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized shares of stock of WRP Newco into such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares; or (ii) amend, alter or repeal the provisions of the WRP Newco Charter or the Articles Supplementary classifying the WRP Newco Series A Preferred, whether by merger, consolidation or otherwise (an "Event"), so as to materially and adversely affect any right, preference, privilege or voting power of the WRP Newco Series A Preferred or the holders thereof; provided,
                                                                  --------
however, with respect to the occurrence of any of the Events set forth in (ii)
-------
above, so long as the shares of WRP Newco Series A Preferred remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event, WRP Newco may not be the surviving entity, the occurrence of any such Event will not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of WRP Newco Series A Preferred and provided further that (x) any increase in the
                             -------- -------
amount of the authorized or issued shares of preferred stock of WRP Newco or the creation or issuance of any other preferred stock of WRP Newco, or (y) any increase in the amount of authorized or issued WRP Newco Series A Preferred or any other preferred stock of WRP Newco, in each case ranking on a parity with or junior to the WRP Newco Series A Preferred with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

  Rights of Conversion.

  Holders of WRP Newco Series A Preferred shall have the right, exercisable at any time and from time to time, except in the case of WRP Newco Series A Preferred called for redemption, to convert all or any of such WRP Newco Series A Preferred into WRP Newco Common at a conversion price per share of WRP Newco Common equal to (a) (i) the net book value per share of WRP Newco Common on the Closing Date or (ii) in the event any sales of WRP Newco Common to any institutional purchasers have taken place on or prior to the Closing Date or are subject to a commitment to purchase from an institutional purchaser made on or prior to the Closing Date, the average per share sale price of WRP Newco Common sold to institutional purchasers on or prior to the Closing Date and subject to written commitments to purchase from institutional purchasers received on or prior to the Closing Date, multiplied by (b) 1.08 (the "Conversion Price"). In the case of WRP Newco Series A Preferred called for redemption, conversion rights will expire at the close of business on the last business day preceding the Redemption Date.

  Adjustments of Conversion Rate.

  The conversion rate in effect at any time for the WRP Newco Series A Preferred is subject to adjustment from time to time to protect against certain dilutive events.

  In case WRP Newco (1) pays or makes a distribution in shares of WRP Newco Common to holders of the WRP Newco Common, (2) reclassifies the outstanding WRP Newco Common into shares of some other class or series of shares, (3) subdivides the outstanding WRP Newco Common into a greater number of shares of WRP Newco Common or (4) combines the outstanding WRP Newco Common into a smaller number of shares of WRP Newco Common, the conversion rate immediately prior to such action shall be adjusted so that the holder of any shares of WRP Newco Series A Preferred thereafter surrendered for conversion will be entitled to receive the number of shares of WRP Newco Common which he would have owned immediately following such action had such WRP Newco Series A Preferred been converted immediately prior to such event.

  In case WRP Newco issues rights, options or warrants to all holders of the WRP Newco Common entitling them to subscribe for or purchase WRP Newco Common (or securities convertible into WRP Newco Common) at a price per share less than the current market price (as determined pursuant to the Articles Supplementary) of the WRP Newco Common on such record date, the number of shares of WRP Newco Common into which each share of WRP Newco Series A Preferred is convertible will be adjusted so that the same shall be equal to the number determined by multiplying the number of shares of WRP Newco Common into which such share of WRP Newco Series A Preferred was convertible immediately prior to such record date by a fraction of which the numerator shall be the number of shares of WRP Newco Common outstanding on such record date plus the number of additional shares of WRP Newco Common offered (or into which the convertible securities so offered are convertible), and of which the denominator shall be the number of shares of WRP Newco Common outstanding on such record date, plus the number of shares of WRP Newco Common which the aggregate offering price of the additional shares of WRP Newco Common offered (or into which the convertible securities so offered are convertible) would purchase at such current market price.

  In case WRP Newco distributes to all holders of WRP Newco Common any class of shares of capital stock other than WRP Newco Common, evidences of indebtedness or assets of WRP Newco (other than cash distributions out of current or retained earnings), or distributes to all holders of WRP Newco Common rights or warrants to subscribe for securities other than those referred to in the immediately preceding paragraph, then in each case the number of shares of WRP Newco Common into which each share of WRP Newco Series A Preferred will be convertible will be adjusted so that the same shall equal the number determined by multiplying the number of shares of WRP Newco Common into which such share of WRP Newco Series A Preferred was convertible immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price of the WRP Newco Common on the record date mentioned below, and of which the denominator shall be such current market price of the WRP Newco Common, less the then fair market value (as determined by the Board of Directors) of the portion of the securities or assets so distributed or of such subscription rights or warrants applicable to one share of WRP Newco Common. Notwithstanding the foregoing, in the event that WRP Newco distributes rights or warrants (other than those referred to in the immediately preceding paragraph) ("Rights") pro rata to holders of the WRP Newco Common, WRP Newco may, in lieu of making any adjustment pursuant to this paragraph make proper provision so that each holder of a share of WRP Newco Series A Preferred who converts such share after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the WRP Newco Common issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (1) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of WRP Newco Common equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (2) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of WRP Newco Common into which a share of WRP Newco Series A Preferred so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

  Options.

  So long as any WRP Newco Series A Preferred is outstanding, WRP Newco may not issue any options to purchase shares of WRP Newco ("Employee Stock Options") to officers, directors or employees of or consultants to, WRP Newco, whether pursuant to employee stock option or purchase plans of WRP Newco or employment or consulting agreements or otherwise for an exercise price which is less than the fair market value of such shares on the date of grant. In the event the number of shares of WRP Newco Common subject to Employee Stock Options (excluding any Employee Stock Options granted in exchange for Wellsford share options existing at the Effective Time) at any time exceeds, in the aggregate, 10% of the WRP Newco Common outstanding at such time, all Employee Stock Options outstanding at such time in excess of such 10%, shall be deemed for certain anti-dilution purposes to have an exercise price per share equal to 20% of the average fair market value of a share of WRP Newco Common on the date of grant of those shares subject to Employee Stock Options most recently granted in excess of such 10%.

                   CERTAIN PROVISIONS OF MARYLAND LAW AND OF
                         WRP NEWCO'S CHARTER AND BYLAWS

  The following summary of certain provisions of Maryland law and WRP Newco's Charter and Bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law and to WRP Newco's Charter and Bylaws, copies of which are attached as exhibits to the registration statement of which this Joint Proxy Statement/Prospectus/Information Statement is a part. See "Additional Information."

Classification of the Board of Directors

  The Bylaws provide that the number of directors of WRP Newco may be established by the Board of Directors but may not be fewer than the minimum number required by Maryland law, which is three, nor more than 15. Any vacancy will be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the remaining directors. A vacancy resulting from an increase in the number of directors must be filled by a majority of the entire Board of Directors.

  Pursuant to the Newco Charter, the Board of Directors is divided into three classes of directors. The initial terms of the first, second and third classes will expire at the annual meetings of stockholders to be held in 1998, 1999 and 2000, respectively. Beginning in 1998, directors of each class will be chosen for three-year terms upon the expiration of their current terms and each year one class of directors will be elected by the stockholders. The members of each such class will hold office until their successors are duly elected and qualified. WRP Newco believes that classification of the Board of Directors will help to assure the continuity and stability of WRP Newco's business strategies and policies as determined by the Board of Directors. Holders of shares of WRP Newco Common have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the shares of WRP Newco Common are able to elect all of the successors of the class of directors whose terms expire at that meeting.

  Classification of the Board of Directors could have the effect of making the removal of incumbent directors more time-consuming and difficult, which could discourage a third party from making a tender offer or otherwise attempting to obtain control of WRP Newco, even though such an attempt might be beneficial to WRP Newco and its stockholders. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent directors will retain their positions.

Removal of Directors

  The Newco Charter provides that, except as provided in the next sentence, a director may be removed only for cause and by the affirmative vote of at least two-thirds of the votes entitled to be cast for the election of directors (i.e., the votes attributable to all outstanding shares of WRP Newco Common). The Class A Director may be removed, without cause, only by the affirmative vote of at least a majority of the Class A Common electing such Class A Director.

Business Combinations

  Under the MGCL, certain "business combinations" (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and (i) any person who beneficially owns 10% or more of the voting power of the corporation's shares or (ii) an Interested Stockholder or (iii) an affiliate of an Interested Stockholder are prohibited for five years after the most recent date on which the Interested Stockholder becomes an Interested Stockholder. Thereafter, any such business combination must be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the Interested Stockholder with whom (or with whose affiliate) the business combination is to be effected, unless, among other conditions, the corporation's common stockholders receive a minimum price

(as defined in the MGCL) for their shares and the consideration is received in cash or in the same form previously paid by the Interested Stockholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the Interested Stockholder becomes an Interested Stockholder. The directors of WRP Newco have exempted from the Maryland statute any business combinations with Jeffrey H. Lynford or Edward Lowenthal or any of their affiliates or any other person acting in concert or as a group with any of such persons.

Amendment to the Charter and Bylaws

  The Newco Charter may be amended only by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, except that any amendment to the sections of the charter that address the number, classification or removal of directors, or any amendment providing that the stockholders may approve an action by a lesser percentage of votes than that required by law will be valid only if approved by the affirmative vote of two-thirds of all of the votes entitled to be cast on the matter. The Board of Directors of WRP Newco has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

Merger, Consolidation, Sale of Assets

  A sale of all or substantially all of the assets of WRP Newco or a merger in which WRP Newco is not the successor must be approved by the affirmative vote of two-thirds of all of the votes entitled to be cast on the matter. A consolidation or share exchange or a merger in which WRP Newco is the successor need be approved only by the affirmative vote of holders of shares entitled to cast a majority of all votes entitled to be cast on the matter.

Dissolution of WRP Newco

  The dissolution of WRP Newco must be approved by the affirmative vote of the holders of not less than two-thirds of all the votes entitled to be cast on the matter.

Advance Notice of Director Nominations and New Business

  The Bylaws of WRP Newco provide that (a) with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to WRP Newco's notice of the meeting, (ii) by or at the direction of the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws and (b) with respect to special meetings of stockholders, only the business specified in WRP Newco's notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to the Board of Directors may be made only (i) pursuant to WRP Newco's notice of the meeting,
(ii) by or at the direction of the Board of Directors, or (iii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in the Bylaws.

Meetings of Stockholders

  WRP Newco's Bylaws provide that annual meetings of stockholders shall be held on a date and at the time set by the Board of Directors during the month of May each year (commencing in May 1998). Special meetings of the stockholders may be called by (i) the Chairman of the Board of WRP Newco, (ii) the President of WRP Newco, (iii) the Chief Executive Officer of WRP Newco or (iv) the Board of Directors. As permitted by the MGCL, the Bylaws provide that special meetings must be called by the Secretary of WRP Newco upon the written request of the holders of shares entitled also to cast not less than a majority of all of the votes entitled to be cast at the meeting.

  WRP Newco's Bylaws provide that any stockholder of record wishing to nominate a director or have a stockholder proposal considered at an annual meeting (except for stockholder proposals included in WRP Newco proxy materials pursuant to Rule 14a-8 under the securities Exchange Act of 1934, as amended) must provide written notice and certain supporting documentation to WRP Newco relating to the nomination or proposal not later than 60 days nor earlier than 90 days prior to the anniversary date of the prior year's annual meeting or special meeting in lieu thereof (the "Anniversary Date"). In the event that the annual meeting is advanced by more than 30 calendar days before or delayed more than 60 days from the Anniversary Date, stockholders generally must provide written notice no earlier than 90 days prior to such annual meeting nor later than the later of 60 days prior to such annual meeting or 10 days following the date on which notice of the meeting is mailed to stockholders.

  The purpose of requiring stockholders to give WRP Newco advance notice of nominations and other business is to afford the Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about the qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although WRP Newco's Bylaws do not give the Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal, without regard to whether consideration of the nominees or proposals might be harmful or beneficial to WRP Newco and its stockholders.

Limitation of Liability and Indemnification

  The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Newco Charter contains such a provision which eliminates such liability to the maximum extent permitted by Maryland law.

  The Newco Charter authorizes WRP Newco, to the maximum extent permitted by Maryland law, to obligate itself to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present or former director or officer or (b) any individual who, while a director of WRP Newco, and at the request of WRP Newco, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan, limited liability company or any other enterprise as a director, officer, partner, trustee, manager or member of such corporation, partnership, joint venture, trust, employee benefit plan, limited liability company or other enterprise.
The Bylaws of WRP Newco obligate it, to the maximum extent permitted by Maryland law, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present or former director or officer who is made a party to the proceeding by reason of his service in that capacity or (b) any individual who, while a director of WRP Newco and at the request of WRP Newco, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan, limited liability company or any other enterprise as a director, officer, partner, trustee, manager or member of such corporation, partnership, joint venture, trust, employee benefit plan, limited liability company or other enterprise and who is made a party to the proceeding by reason of his service in that capacity. The Newco Charter and Bylaws also permit WRP Newco to indemnify and advance expenses to any person who served a predecessor of WRP Newco in any of the capacities described above and to any employee or agent of WRP Newco or a predecessor of WRP Newco.

  The MGCL requires a corporation (unless its charter provides otherwise, which the Newco Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation. In addition, the MGCL requires WRP Newco, as a condition to advancing expenses, to obtain (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by WRP Newco as authorized by the Bylaws and (b) a written statement by or on his behalf to repay the amount paid or reimbursed by WRP Newco if it shall ultimately be determined that the standard of conduct was not met.

                APPROVAL OF WRP NEWCO ADDITIONAL SHARE OFFERING

  The Board of Trustees of Wellsford and the Board of Directors of WRP Newco have approved the issuance by WRP Newco of up to 12,000,000 shares of WRP Newco Common (the "Additional Shares"), subject to further approval by the Wellsford Common Shareholders in order to satisfy the requirements of the NYSE. The purchase price for the Additional Shares will be determined by the Board of Directors of WRP Newco based upon prevailing market conditions. WRP Newco anticipates that the offering of the Additional Shares will be made to a limited number of investors pursuant to a registration statement to be filed with the Commission under the Securities Act.

  The proceeds of this offering, after payment of underwriters' commissions and other offering expenses, will be used to repay loans made by Wellsford to WRP Newco, and interest thereon, and for investments, other business activities and working capital. As of the date hereof, WRP Newco does not have any agreements, understandings or commitments to make any specific investments with such proceeds. In the normal course of business, however, WRP Newco is continually evaluating a number of potential investments and entering into non-binding letters of intent. In accordance with the Newco Charter, WRP Newco may make additional investments without the consent of its stockholders.

  WRP Newco anticipates that purchasers of Additional Shares will be able to sell such shares in the public market immediately after purchase. The existence of the Additional Shares in the public market could adversely affect the market price for shares of WRP Newco Common.

  The Additional Shares will have the same terms as all other shares of WRP Newco Common with respect to dividends, voting, ownership and any other right(s) and limitation(s) pertaining to shares of WRP Newco Common generally. However, as would be the case with respect to any issuance of equity voting securities, the Additional Shares, if issued, will dilute the relative voting power of the issued and outstanding shares of WRP Newco Common.

  The Board of Trustees of Wellsford and the Board of Directors of WRP Newco believe that the WRP Newco Additional Share Offering will enable WRP Newco to raise additional capital more expeditiously and, as a result of the payment of lower underwriting commissions and significantly reduced printing costs, at less cost than a public offering to other than a limited number of investors, thereby enhancing its ability to build equity for its shareholders by increasing net asset value per share. The Board of Trustees of Wellsford and the Board of

Directors of WRP Newco also believe that the WRP Newco Additional Share Offering will enhance WRP Newco's capital structure and will not dilute the equity of existing stockholders.

--------------------------------------------------------------------------------

                   The Board of Trustees of Wellsford and the
               Board of Directors of WRP Newco recommend that you vote FOR the proposal to approve the WRP Newco Additional Share Offering.

--------------------------------------------------------------------------------

             APPROVAL OF WRP NEWCO'S 1997 MANAGEMENT INCENTIVE PLAN

  General. The Board of Directors of WRP Newco has approved, subject to the approval of the shareholders, the 1997 Management Incentive Plan (the "Management Incentive Plan"). The purpose of the Management Incentive Plan is to align the interests of WRP Newco's directors, executive officers and key employees with those of the shareholders and to enable WRP Newco to attract, compensate and retain directors, executive officers and key employees and provide them with appropriate incentives and rewards for their performance.

  Awards to directors, executive officers and other key employees under the Management Incentive Plan may take the form of share options ("Options"), including corresponding share appreciation rights ("SARs") and reload options, restricted share awards and share purchase awards. The maximum number of shares of WRP Newco Common that may be the subject of awards under the Management Incentive Plan is 1,750,000 shares.

  Share Authorization. Shares of WRP Newco Common covered by any unexercised portions of terminated Options, shares of WRP Newco Common forfeited by participants and shares of WRP Newco Common subject to any awards that are otherwise surrendered by a participant without receiving any payment or other benefit with respect thereto may again be subject to new awards under the Management Incentive Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of shares of WRP Newco Common, the number of shares of WRP Newco Common issuable in connection with the exercise of the Option shall not again be available for the grant of awards under the Management Incentive Plan. Shares of WRP Newco Common subject to Options, or portions thereof, with respect to which SARs are exercised, are not again available for the grant of awards under the Management Incentive Plan. The shares of WRP Newco Common to be issued or delivered under the Management Incentive Plan are authorized and unissued shares, or issued shares of WRP Newco Common that have been reacquired by WRP Newco.

  Management Incentive Plan Administration. The Management Incentive Plan will be administered by a committee of two or more non-employee directors (the "Committee"), which will initially consist of Messrs. Du Bois and Germain. The Committee will determine the directors, executive officers and other key employees who will be eligible for and granted awards, determine the amount and type of awards, establish rules and guidelines relating to the Management Incentive Plan, establish, modify and terminate the terms and conditions of awards and take such other action as may be necessary for the proper administration of the Management Incentive Plan.
All employees and non-employee directors are currently eligible to participate in the Management Incentive Plan.

  Options. "Incentive Options" meeting the requirements of Section 422 of the Code, and "Nonqualified Options" that do not meet such requirements are both available for grant under the Management Incentive Plan. The term of each Option will be determined by the Committee, but no Incentive Option will be exercisable more than ten years after the date of grant. Options may also be subject to restrictions on exercise, such as exercise in periodic installments, as determined by the Committee. The exercise price for Incentive Options must be at least equal to 100% of the fair market value of the shares of WRP Newco Common on the date of grant and the exercise price for Nonqualified Options will be determined by the Committee at the time of grant. The exercise price can be paid in cash, or if approved by the Committee, by tendering shares (actually or constructively) of WRP Newco Common owned by a participant.

  Incentive Options are not transferable except by will or the laws of descent and distribution and may be exercised only by the participant (or his guardian or legal representative) during his or her lifetime, except as provided below. Nonqualified Options may be transferable to family members and entities for the benefit of the participant or his family members. If a participant's employment with WRP Newco or service as a director terminates for any reason (other than death or disability), any unexercised or unexpired Options held by the participant (or its permitted transferee) will be deemed cancelled and terminated on the date of such termination, unless the Committee decides to extend the term of such Options for a period not exceeding three months. In the case of a non-employee director, however, if such participant's service as a director terminates by reason of death, disability, or under mutually satisfactory conditions, any unexercised or unexpired Nonqualified Options held by the participant (or its permitted transferee) will be exercisable for a period of five years from the date of such termination or until the expiration of the Option, whichever is shorter. If a participant dies while employed by WRP Newco, including an employee who is also a director, any unexercised or unexpired Options will, to the extent exercisable on the date of death, be exercisable by the holder or by the participant's estate or by any person who acquired such Options by bequest or inheritance, at any time generally within one year after such death. If a participant becomes totally disabled and his employment terminates as a result of such disability, including an employee who is also a director, the holder or the participant (or his guardian or legal representative) will have the unqualified right to exercise any unexercised and unexpired Options held by the participant (or its permitted transferee) generally for one year after such termination.

  Share Appreciation Rights. The Management Incentive Plan provides that SARs may be granted in connection with a grant of Options. Each SAR must be associated with a specific

Option and must be granted at the time of grant of such Option. A SAR is exercisable only to the extent the related Option is exercisable. Upon the exercise of a SAR, the recipient is entitled to receive from WRP Newco, without the payment of any cash (except for any applicable withholding taxes), up to, but no more than, an amount in cash or shares of WRP Newco Common equal to the excess of (A) the fair market value of one Common Share on the date of such exercise over (B) the exercise price of any related Option, times the number of shares of WRP Newco Common in respect of which such SAR shall have been exercised. Upon the exercise of a SAR, the related share Option, or the portion thereof in respect of which such SAR is exercised, will terminate. Upon the exercise of an Option granted in tandem with a SAR, such tandem SAR will terminate.

  Reload Options. The Committee may grant, concurrently with the award of any Option (each an "Underlying Option") to such participants, one or more reload options (each a "Reload Option") to purchase for cash or, if permissible under the Underlying Option, shares of WRP Newco Common, a number of shares of WRP Newco Common equal to the number of shares of WRP Newco Common delivered (or deemed delivered) by the participant to WRP Newco to exercise the Underlying Option. Although an Underlying Option may be an Incentive Option, a Reload Option is not intended to qualify as an Incentive Option. A Reload Option may be granted in connection with the exercise of an Option that is itself a Reload Option. Each Reload Option will have the same expiration date as the Underlying Option and an exercise price equal to the fair market value of the shares of WRP Newco Common on the date of grant of the Reload Option. A Reload Option is exercisable immediately.

  Reload Options permit a participant to retain, through the term of the original Option, his or her economic interest in the sum of the shares of WRP Newco Common covered by such Options as well as the already-owned shares of WRP Newco Common that could be used to exercise such Option, by granting options on the number of shares of WRP Newco Common used to pay the exercise price of the original Option and subsequent Reload Options. In this way, Reload Options provide a participant with the opportunity to build up ownership of shares of WRP Newco Common covered by an original Option earlier during the Option term rather than through a single exercise at or near the end of the Option term.

  Restricted Shares. WRP Newco may award restricted shares of WRP Newco Common to a participant. Such a grant gives a participant the right to receive shares of WRP Newco Common subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the shares of WRP Newco Common may be based upon performance standards, length of service or other criteria as the Committee may determine. Until all restrictions are satisfied, lapsed or waived, WRP Newco will maintain custody over the restricted shares of WRP Newco Common but the participant will be able to vote the shares of WRP Newco Common and will be entitled to an amount equal to all distributions, if any, paid with respect to the shares of WRP Newco Common, as provided by the Committee. During such restrictive period, the restricted shares of WRP Newco Common may not be sold, assigned, transferred, pledged or otherwise encumbered. Upon termination of employment, the participant generally forfeits the right to the shares of WRP Newco Common to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met.

  Share Purchase Awards. The Management Incentive Plan also permits the grant of share purchase awards to participants. Participants who are granted a share purchase award are provided with a share purchase loan to enable them to pay the purchase price for the shares of WRP Newco Common acquired pursuant to the award. The terms of each share purchase loan will be determined by the Committee. The purchase price of shares of WRP Newco Common acquired with a share purchase loan is the fair market value on the date of the award. The Management Incentive Plan provides that some or all of a share purchase loan can be forgiven under terms determined by the Committee. At the end of the loan term, the remainder of the share purchase loan will be due and payable. The interest rate, if any, on a share purchase loan will be determined by the Committee. Share purchase loans may be recourse or nonrecourse under terms determined by the Committee.

  If a participant's employment with WRP Newco is terminated for any reason other than death, disability or termination without "cause", the balance of the share purchase loans to such participant will be immediately due and payable. If a participant's employment terminates by reason of death, disability or termination without "cause", the balance of such participant's share purchase loans may be forgiven in full at the discretion of the Committee.

  Antidilution Provisions. The number of shares of WRP Newco Common authorized to be issued under the Management Incentive Plan and subject to outstanding awards (and the grant or exercise price thereof) may be adjusted to prevent dilution or enlargement of rights in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of WRP Newco Common or other securities, or other similar capitalization change.

  Certain Federal Income Tax Consequences of the Management Incentive Plan. The following is a brief summary of the principal federal income tax consequences of awards under the Management Incentive Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

  In general, a participant is not subject to federal income tax either at the time of grant or at the time of exercise of an Incentive Option. However, upon exercise, the difference between the fair market value of the shares of WRP Newco Common and the exercise price is a tax preference item subject to the possible application of the alternative minimum tax. If a participant does not dispose of shares of WRP Newco Common acquired through the exercise of an Incentive Option in a "disqualifying disposition" (i.e., no disposition occurs
                                                   ----
within two
years from the date of grant of the share option nor within one year of the transfer of the shares of WRP Newco Common to the participant), then the participant will be taxed only upon the gain, if any, from the sale of such shares of WRP Newco Common, and such gain will be taxable as gain from the sale of a capital asset.

  WRP Newco will not receive any tax deduction on the exercise of an Incentive Option or, if the above holding period requirements are met, on the sale of the underlying shares of WRP Newco Common. If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), the participant will
 ----
be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and WRP Newco will be entitled to a deduction for compensation expense in an amount equal to the amount included in income by the participant. The participant generally will be required to include in income an amount equal to the difference between the fair market value of the shares of WRP Newco Common at the time of exercise and the exercise price. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by WRP Newco.

  If Nonqualified Options are granted to a participant, there are no federal income tax consequences at the time of grant. Upon exercise of the Option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the shares of WRP Newco Common on the date of exercise. WRP Newco will receive a tax deduction in like amount. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by WRP Newco.

  No income will be realized by a participant in connection with the grant of any SAR. The participant must include in ordinary income the amount of cash received and the fair market value on the exercise date of any shares of WRP Newco Common received upon the exercise of a SAR. WRP Newco will be entitled to a deduction equal to the amount included in such participant's income by reason of the exercise of any SAR.

  The receipt of a Reload Option by a holder of an Incentive Option or a Nonqualified Option (including a Reload Option) who pays the exercise price in full or in part with previously acquired shares of WRP Newco Common should not affect the tax treatment of the exercise of such Incentive or Nonqualified Option (including the amount of ordinary income, if any, recognized upon exercise). A participant will not be subject to tax at the time a Reload Option is granted (except for any income recognized upon the exercise of a Nonqualified Option at the time of grant of the Reload Option). A Reload Option will constitute a Nonqualified Option for federal income tax purposes and will be taxed as such in the manner set forth above.

  A grant of restricted shares of WRP Newco Common does not constitute a taxable event for either a participant or WRP Newco. However, the participant will be subject to tax, at ordinary income rates, when the shares of WRP Newco Common are no longer subject to a substantial risk of forfeiture or they become transferable. WRP Newco will be entitled to take a commensurate deduction at that time.

  A participant may elect to recognize taxable ordinary income at the time restricted shares of WRP Newco Common are awarded in an amount equal to the fair market value of the shares of WRP Newco Common at the time of grant, determined without regard to any forfeiture restrictions. If such an election is made, WRP Newco will be entitled to a deduction at that time in the same amount. Future appreciation on the shares of WRP Newco Common will be taxed at the capital gains rate when the shares of WRP Newco Common are sold. However, if, after making such an election, the shares of WRP Newco Common are forfeited, the participant will be unable to claim a deduction.

  In general, a participant who receives a share purchase award incurs no tax liability and WRP Newco does not receive any deduction at the time shares of WRP Newco Common are acquired through a share purchase award. However, as the share purchase loan is forgiven, the participant will be required to recognize income in an amount equal to the forgiven portion of the loan. WRP Newco will be entitled to take a commensurate deduction at such time.

  Applicable withholding taxes may be withheld in connection with any award under the Management Incentive Plan. In that regard, the Committee has the discretion to allow a participant to satisfy its withholding tax obligations with shares of WRP Newco Common.

  Change in Control. Depending on the terms of a particular award as determined by the Committee, upon the occurrence of a change in control of WRP Newco, all options and related SARs may become immediately exercisable, the restricted shares of WRP Newco Common may fully vest and share purchase loans may be forgiven in full.

  Termination, Amendment and ERISA Status. The Management Incentive Plan will terminate by its terms and without any action by the Board on the tenth anniversary of the date of its effectiveness. No awards may be made after that date. Awards outstanding on such date will remain valid in accordance with their terms.

  The Committee may amend or alter the terms of awards under the Management Incentive Plan, including to provide for the forgiveness in whole or in part of share purchase loans, the release of the shares of WRP Newco Common securing such loans or the termination or modification of the vesting or performance provisions of the grants of restricted shares of WRP Newco Common but no such action shall in any way impair the rights of a participant under any award without such participant's consent.

  The Committee may amend or terminate the Management Incentive Plan. No such amendments or termination of the Management Incentive Plan shall in any way impair the rights of a participant under any award previously granted without such participant's consent. In addition, any amendment or termination will be subject to shareholder approval if approval is required by Federal or state law or regulation or rule of any stock exchange or quotation system on which the shares of WRP Newco Common are listed or quoted.

  The Management Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1976, as amended.

--------------------------------------------------------------------------------

                The Board of Trustees of Wellsford and the Board
               of Directors of WRP Newco recommend that you vote
   FOR the proposal to the adopt WRP Newco's 1997 Management Incentive Plan.

--------------------------------------------------------------------------------

                                 LEGAL MATTERS

  Certain legal matters in connection with the Merger will be passed upon for EQR by Rudnick & Wolfe, Chicago, Illinois and Rosenberg & Liebentritt, P.C., Chicago, Illinois. Errol R. Halperin, a partner of Rudnick & Wolfe, is a trustee of EQR. Attorneys of Rudnick & Wolfe beneficially own less than 1% of the outstanding EQR Common, either directly or upon the exercise of options. Sheli
Z. Rosenberg, a principal of Rosenberg & Liebentritt, P.C., is a trustee of EQR. Attorneys of Rosenberg & Liebentritt, P.C. beneficially own less than 1% of the outstanding EQR Common, either directly or upon the exercise of options. Certain legal matters in connection with the Merger will be passed upon for Wellsford by Robinson Silverman Pearce Aronsohn & Berman LLP, New York, New York. Ballard Spahr Andrews & Ingersoll, Baltimore, Maryland, will pass upon certain matters of Maryland law relating to the Merger Agreement and Articles under Maryland law.

                                    EXPERTS

  The consolidated financial statements of EQR and its subsidiaries for the years ended December 31, 1995 and 1994 incorporated herein by reference have been audited by Grant Thornton LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated in this Joint Proxy Statement/Prospectus/Information Statement in reliance upon the authority of said firm as experts in accounting and auditing.

  The combined financial statements of WRP Newco (Predecessor), at December 31, 1995 and for the period from March 22 to December 31, 1995, appearing in this Joint Proxy Statement/Prospectus/Information Statement; the consolidated financial statements of Wellsford and its subsidiaries appearing in Wellsford's Annual Report (Form 10-K) for the year ended December 31, 1995; the Combined Statement of Revenue and Certain Expenses of the 1996 Acquired Properties and Probable Properties for the year ended December 31, 1995, appearing in the Current Report of EQR on Form 8-K, as amended by Form 8-K/A, dated May 23, 1996; and the Combined Statement of Revenue and Certain Expenses of the 1996 Acquired Properties for the year ended December 31, 1995, appearing in the Current Report of EQR on Form 8-K, dated November 15, 1996; have all been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon included herein or included (or incorporated by reference) therein and incorporated herein by reference. Such financial statements are included herein or incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                             SHAREHOLDER PROPOSALS

  Any proposal which a shareholder of EQR intends to present at the 1997 Annual Meeting of Shareholders of EQR, if the Merger has not been consummated prior to the date such meeting is to be held, must have been received by the Secretary of EQR no later than November 29, 1996 to have been eligible for inclusion in EQR's proxy statement and proxy form relating to such meeting.

  Any proposal which a shareholder of Wellsford intends to present at the 1997 Annual Meeting of Shareholders of Wellsford, if the Merger has not been consumated prior to the date such meeting is to be held, must have been received by Wellsford at its principal executive offices on or before November 29, 1996 to have been eligible for inclusion in Wellsford's proxy statement and proxy form relating to such meeting.

                                  APPENDIX A

--------------------------------------------------------------------------------



                          AGREEMENT AND PLAN OF MERGER


                                    BETWEEN


                      EQUITY RESIDENTIAL PROPERTIES TRUST

                                      AND


                      WELLSFORD RESIDENTIAL PROPERTY TRUST


                          Dated as of January 16, 1997



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

ARTICLE                                                                     PAGE
-------                                                                     ----
1    THE MERGER.............................................................   2
     1.1   The Merger.......................................................   2
     1.2   Newco Transactions...............................................   2
     1.3   Closing..........................................................   3
     1.4   Effective Time...................................................   3
     1.5   Amendments and Restatements of Wellsford's Declaration of Trust..   3
     1.6   Amendment and Restatement of Wellsford's Bylaws..................   3
     1.7   Trustees.........................................................   3
     1.8   Effect on Shares of Beneficial Interest and Options..............   3
     1.9   Exchange Ratio...................................................   4
     1.10  Completion of Contribution Agreement.............................   4
     1.11  Reversal of Direction of Merger..................................   5
     1.12  Change in Number of Spin-Off Shares..............................   5

2    REPRESENTATIONS AND WARRANTIES OF Wellsford............................   6
     2.1   Organization, Standing and Power of Wellsford....................   6
     2.2   Wellsford Subsidiaries...........................................   6
     2.3   Capital Structure................................................   7
     2.4   Authority; Noncontravention; Consents............................   9
     2.5   SEC Documents; Financial Statements; Undisclosed Liabilities.....  10
     2.6   Absence of Certain Changes or Events.............................  11
     2.7   Litigation.......................................................  11
     2.8   Properties.......................................................  12
     2.9   Environmental Matters............................................  14
     2.10  Related Party Transactions.......................................  14
     2.11  Absence of Changes in Benefit Plans; ERISA Compliance............  14
     2.12  Employee Policies................................................  15
     2.13  Taxes............................................................  15
     2.14  No Payments to Employees, Officers, Trustees or Directors........  16
     2.15  Brokers; Schedule of Fees and Expenses...........................  16
     2.16  Compliance with Laws.............................................  17
     2.17  Contracts; Debt Instruments......................................  17
     2.18  Opinion of Financial Advisor.....................................  18
     2.19  State Takeover Statutes..........................................  18
     2.20  Registration Statement...........................................  18
     2.21  Development Properties...........................................  18
     2.22  EQR Shares of Beneficial Interest................................  18
     2.23  Investment Company Act of 1940...................................  18

ARTICLE                                                                     PAGE
-------                                                                     ----
     2.24  Intentionally Omitted............................................  18
     2.25  Definition of Knowledge of Wellsford.............................  18

3    REPRESENTATIONS AND WARRANTIES OF EQR..................................  19
     3.1   Organization, Standing and Power of EQR..........................  19
     3.2   Capital Structure................................................  19
     3.3   Organization, Standing and Power of ERP
           Operating Partnership............................................  20
     3.4   Capital Structure of ERP Operating Partnership...................  21
     3.5   Authority; Noncontravention; Consents............................  21
     3.6   SEC Documents; Financial Statements; Undisclosed Liabilities.....  22
     3.7   Absence of Certain Changes or Events.............................  23
     3.8   Litigation.......................................................  23
     3.9   Properties.......................................................  24
     3.10  Environmental Matters............................................  25
     3.11  Taxes............................................................  25
     3.12  Brokers; Schedule of Fees and Expenses...........................  26
     3.13  Compliance with Laws.............................................  26
     3.14  Contracts; Debt Instruments......................................  26
     3.15  Opinion of Financial Advisor.....................................  26
     3.16  State Takeover Statutes..........................................  26
     3.17  Registration Statement...........................................  27
     3.18  Wellsford Shares of Beneficial Interest..........................  27
     3.19  Intentionally Omitted............................................  27
     3.20  Investment Company Act of 1940...................................  27
     3.21  Definition of Knowledge of EQR...................................  27

4    COVENANTS..............................................................  27
     4.1   Acquisition Proposals............................................  27
     4.2   Conduct of Wellsford's Business Pending Merger...................  28
     4.3   Conduct of EQR's Business Pending Merger.........................  33
     4.4   Covenant of EQR..................................................  34
     4.5   Other Actions....................................................  34
     4.6   Filing of Certain Reports........................................  34

5    ADDITIONAL COVENANTS...................................................  34
     5.1   Preparation of the Registration Statement and the Proxy Statement;
           Wellsford Shareholders Meeting and EQR Shareholders Meeting......  34
     5.2   Access to Information: Confidentiality...........................  36
     5.3   Best Efforts; Notification.......................................  36
     5.4   Costs of Transaction.............................................  37
     5.5   Tax Treatment....................................................  37

ARTICLE                                                                     PAGE
-------                                                                     ----
     5.6   Public Announcements.............................................  37
     5.7   Listing..........................................................  37
     5.8   Letters of Accountants...........................................  38
     5.9   Transfer and Gains Taxes.........................................  38
     5.10  Benefit Plans and Other Employee Arrangements....................  38
     5.11  Indemnification..................................................  40
     5.12  Contribution Agreement...........................................  41
     5.13  Declaration of Dividends and Distributions.......................  41
     5.14  Consulting Agreements............................................  41
     5.15  Transfer of Management Company Shares............................  42
     5.16  Transfer of Wellsford Assets After Effective Time................  42
     5.17  Notices..........................................................  42
     5.18  Resignations.....................................................  42
     5.19  Third Party Management Agreements................................  42
     5.20  Repayment of Certain Indebtedness................................  43

6    CONDITIONS.............................................................  44
     6.1   Conditions to Each Party's Obligation to Effect the Merger.......  44
     6.2   Conditions to Obligations of EQR.................................  45
     6.3   Conditions to Obligations of Wellsford...........................  48

7    TERMINATION, AMENDMENT AND WAIVER......................................  50
     7.1   Termination......................................................  50
     7.2   Certain Fees and Expenses........................................  51
     7.3   Effect of Termination............................................  52
     7.4   Amendment........................................................  53
     7.5   Extension; Waiver................................................  53

8    GENERAL PROVISIONS.....................................................  53
     8.1   Nonsurvival of Representations and Warranties....................  53
     8.2   Notices..........................................................  53
     8.3   Interpretation...................................................  54
     8.4   Counterparts.....................................................  54
     8.5   Entire Agreement; No Third-Party Beneficiaries...................  55
     8.6   Governing Law....................................................  55
     8.7   Assignment.......................................................  55
     8.8   Enforcement......................................................  55
     8.9   Severability.....................................................  55
     8.10  Non-Recourse.....................................................  56

                                    EXHIBITS
                                    --------

Exhibit "A"  -    Articles of Merger
Exhibit "B"  -    Contribution Agreement
Exhibit "C"  -    Newco Stock Purchase Agreement
Exhibit "D"  -    Palomino Agreement
Exhibit "E"  -    Palomino Credit Enhancement Agreement
Exhibit "F"  -    Sonterra Right of First Offer Agreement
Exhibit "G"  -    Adjustment to Exchange Ratio
Exhibit "H"  -    Transaction Costs Agreement
Exhibit "I"  -    Retention Program Letter
Exhibit "J"  -    Key Executives
Exhibit "K"  -    Form of Consulting Agreement
Exhibit "L"  -    Form of Letter for EQR Tax Opinion
Exhibit "M"  -    Opinion of Counsel to Wellsford
Exhibit "N"  -    Form of Letter for Wellsford Tax Opinion
Exhibit "O"  -    Opinion of Counsel to EQR

                             INDEX OF DEFINED TERMS
                             ----------------------

DEFINED TERM                                        SECTION
------------                                        -------

Acquisition Proposal                                4.1(a)
Affiliate                                           2.10
Agreement                                           Preamble
Articles of Merger                                  Recital C
Average Closing Price                               1.9
Base Amount                                         7.2
Break-Up Expenses                                   7.2
Break-Up Fee                                        7.2
Break-Up Fee Tax Opinion                            7.2
Change in Control Share Grants                      2.3(b)
Closing                                             1.3
Closing Date                                        1.3
Code                                                Recital E
Commitment                                          4.2(q)
Confidentiality Agreement                           5.2
Contribution Agreement                              Recital D
Denver Lease                                        5.22
Department                                          1.4
Effective Time                                      1.4
employee benefit plan                               2.11(b)
Encumbrances                                        2.8(a)
EQR                                                 Preamble
EQR Common Shares                                   1.9
EQR Disclosure Letter                               Article 3
EQR Employee Share Plans                            3.2(a)
EQR Financial Statement Date                        3.7
EQR Material Adverse Change                         3.7
EQR Material Adverse Effect                         3.1
EQR Options                                         3.2(a)
EQR Preferred Shares                                3.2(a)
EQR Properties                                      3.9
EQR SEC Documents                                   3.6
EQR Series A Preferred Shares                       3.2(a)
EQR Series B Preferred Shares                       3.2(a)
EQR Series C Preferred Shares                       3.2(a)
EQR Shareholder Approvals                           3.5(a)
EQR Shareholders Meeting                            5.1(b)
EQR Subsidiaries                                    3.1



DEFINED TERM                                                  SECTION
-------------                                                 -------

EQR Units                                                     3.2(c)
ERISA                                                         2.11(b)
ERP Operating Partnership                                     1.2
ERP Operating Partnership Agreement                           3.2(a)
Exchange Act                                                  2.4(b)
Exchange Ratio                                                1.9
GAAP                                                          2.5
Governmental Entity                                           2.4(b)
Hazardous Materials                                           2.9
include, includes or including                                8.3
Indebtedness                                                  2.7(b)
Indemnified Parties                                           5.11(a)
IRS                                                           1.11
Laws                                                          2.4(b)
Liens                                                         2.2(b)
Management Corp.                                              5.15
Merger                                                        Recital B
New York Stock Exchange Composite Transactions                1.9
Newco                                                         Recital D
Newco Stock Purchase Agreement                                1.2(b)
NYSE                                                          2.4(b)
1940 Act                                                      2.23
Palomino Agreement                                            1.2(c)
Palomino Credit Enhancement Agreement                         1.2(d)
Palomino Development Agreements                               4.2(i)
Payor                                                         7.2
Person                                                        2.2(a)
Property Restrictions                                         2.8(a)
Proxy Statement                                               2.4(b)
Qualifying Income                                             7.2
Recipient                                                     7.2
Registration Statement                                        5.1(a)
REIT                                                          2.13(b)
REIT Requirements                                             7.2
Restricted Share Grants                                       2.3(b)
Retention Program                                             5.10(c)
Revolver Rate                                                 4.2
Retention Program Letter                                      5.10(c)
Schedule 5.10 Employees                                       5.10(c)
SEC                                                           2.4(b)
Securities Act                                                2.4(b)


DEFINED TERM                                                SECTION
-------------                                               -------

Share Loan and Acquisition Agreements                       2.3(b)
Shareholder Approvals                                       3.5(a)
Sonterra Right of First Offer Agreement                     1.2(e)
Spin-Off                                                    1.2
Springing Shares                                            2.3(b)
Subsidiary                                                  2.2(a)
Superior Acquisition Proposal                               4.1
Surviving Trust                                             1.1
Takeover Statute                                            2.19
Taxes                                                       2.13(a)
Third Party Management Agreements                           2.17(d)
Title 8                                                     1.1
to the Knowledge of EQR                                     3.21
to the Knowledge of Wellsford                               2.25
Transaction Costs Agreement                                 5.4
Transfer and Gains Taxes                                    5.9
Wellsford                                                   Preamble
Wellsford Benefit Plans                                     2.11(a)
Wellsford Common Shares                                     1.2(f)
Wellsford Disclosure Letter                                 Article 2
Wellsford Financial Statement Date                          2.6
Wellsford Material Adverse Change                           2.6
Wellsford Material Adverse Effect                           2.1
Wellsford Options                                           2.3(b)
Wellsford Properties                                        2.8(a)
Wellsford SEC Documents                                     2.5
Wellsford Series A Preferred Shares                         2.3(a)
Wellsford Series B Preferred Shares                         2.3(a)
Wellsford Shareholder Approvals                             2.4(a)
Wellsford Shareholder Meeting                               5.1(c)
Wellsford Subsidiaries                                      2.2
WPHC                                                        1.10
WPHC Non-Voting Shares                                      5.24
WPHC Voting Shares                                          5.24

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of January 16, 1997 by and between EQUITY RESIDENTIAL PROPERTIES TRUST, a Maryland real estate investment trust ("EQR"), and WELLSFORD RESIDENTIAL PROPERTY TRUST, a Maryland real estate investment trust ("Wellsford").

                                R E C I T A L S:
                                ---------------

     A. The Boards of Trustees of EQR and Wellsford deem it advisable and in the best interests of their respective shareholders, subject to the conditions and other provisions contained herein, that EQR acquire the assets and business of Wellsford and operate the business under the name "Equity Residential Properties Trust."

     B. The acquisition of the assets and business of Wellsford shall be effected by the merger of EQR and Wellsford (the "Merger").

     C. Upon the terms and conditions set forth herein, EQR and Wellsford shall execute Articles of Merger in substantially the form attached hereto as Exhibit "A" (the "Articles of Merger") and shall file such articles in accordance with Maryland law to effectuate the Merger.

     D. Immediately prior to the Merger, it is contemplated that Wellsford shall contribute certain of its assets to Wellsford Real Properties, Inc., a Maryland corporation ("Newco"), and that Newco shall assume certain obligations of Wellsford, all as provided in the Contribution and Distribution Agreement in substantially the form attached hereto as Exhibit "B" (the "Contribution Agreement").

     E. Immediately prior to the Merger, it is contemplated that Wellsford shall distribute to its common shareholders all the outstanding shares of Newco owned by it in a distribution subject to income tax under the Internal Revenue Code of 1986, as amended (the "Code").

     F. For federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.

     G. EQR and Wellsford have each received a fairness opinion relating to the transactions contemplated hereby as more fully described herein.

     H. EQR and Wellsford desire to make certain representations, warranties and agreements in connection with the Merger.

     NOW, THEREFORE, in consideration of the premises, and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                                   ---------

                                   THE MERGER
                                   ----------

     1.1 THE MERGER. Upon the terms and subject to the conditions of this Agreement, and in accordance with Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended ("Title 8"), EQR shall be merged with and into Wellsford, with Wellsford as the surviving real estate investment trust (the "Surviving Trust").

     1.2 NEWCO TRANSACTIONS. Wellsford, on January 8, 1997, formed Newco. Immediately prior to the time of effectiveness of the Merger:

          (a) Wellsford shall, and shall cause Newco to, execute and deliver the Contribution Agreement and consummate the transactions contemplated thereby;

          (b) EQR will cause ERP Operating Limited Partnership, an Illinois limited partnership of which EQR is the sole general partner (the "ERP Operating Partnership"), to execute and deliver, and Wellsford shall cause Newco to execute and deliver, the Common Stock and Preferred Stock Purchase Agreement in substantially the form annexed hereto as Exhibit "C" (the "Newco Stock Purchase Agreement");

          (c) EQR will cause ERP Operating Partnership to execute and deliver, and Wellsford shall cause Newco to execute and deliver, the Agreement Regarding Palomino Park in substantially the form annexed hereto as Exhibit "D" (the "Palomino Agreement");

          (d) EQR will cause ERP Operating Partnership to execute and deliver, and Wellsford shall cause Newco to execute and deliver, the Credit Enhancement Agreement in substantially the form annexed hereto as Exhibit "E" (the "Palomino Credit Enhancement Agreement");

          (e) EQR will cause ERP Operating Partnership to execute and deliver, and Wellsford shall cause Newco to execute and deliver, the Sonterra Right of First Offer Agreement in substantially the form annexed hereto as Exhibit "F" (the "Sonterra Right of First Offer Agreement"); and

          (f) Wellsford will distribute to its common shareholders, as a distribution taxable under Code Section 301, all the outstanding shares of Newco owned by Wellsford as further described in the Contribution Agreement, so that each holder of common shares of beneficial interest of Wellsford, $0.01 par value per share ("Wellsford Common Shares"), receives one common share of Newco for each Wellsford Common Share held by such holder

(such transactions being referred to collectively as the "Spin-Off"). Immediately after the Effective Time (as defined below), the transactions contemplated by the Newco Stock Purchase Agreement, the Palomino Agreement and the Palomino Credit Enhancement Agreement which are to occur on the Closing Date (as defined below) shall be consummated.

     1.3 CLOSING. The closing of the Merger ("Closing") will take place at 10:00 a.m. on the date to be specified by the parties, which (subject to satisfaction or waiver of the conditions set forth in Article 6) shall be no later than the third business day after satisfaction or waiver of the conditions set forth in Section 6.1(a) (the "Closing Date"), at the offices of Rudnick & Wolfe, 203 North LaSalle Street, Chicago, Illinois 60601, unless another date or place is agreed to in writing by the parties.

     1.4 EFFECTIVE TIME. As soon as practicable following the satisfaction or waiver of the conditions set forth in Article 6, the parties shall execute and file the Articles of Merger, executed in accordance with Title 8, with the State Department of Assessments and Taxation of Maryland (the "Department"), and shall make all other filings and recordings required under Title 8. The Merger shall become effective ("Effective Time") at such time as the Department accepts the Articles of Merger for record, or at such time as EQR and Wellsford shall agree should be specified in the Articles of Merger (not to exceed thirty (30) days after the Articles of Merger are accepted for record by the Department). Unless otherwise agreed, the parties shall cause the Effective Time to occur on the Closing Date.

     1.5 AMENDMENTS AND RESTATEMENTS OF WELLSFORD'S DECLARATION OF TRUST. The Amended and Restated Declaration of Trust, as amended, of Wellsford shall be amended and restated at the Effective Time as provided in the Articles of Merger.

     1.6 AMENDMENT AND RESTATEMENT OF WELLSFORD'S BYLAWS. From and after the Effective Time, the Bylaws of the Surviving Trust shall be the Bylaws of EQR as in effect immediately prior to the Merger, until further amended or restated in accordance therewith and Title 8.

     1.7 TRUSTEES. The trustees of the Surviving Trust shall be the persons named in the Articles of Merger, each of whom shall serve for the term specified in the Articles of Merger.

     1.8 EFFECT ON SHARES OF BENEFICIAL INTEREST AND OPTIONS. The effect of the Merger on the shares of beneficial interest, options to purchase shares of beneficial interest and restricted share awards of each of EQR and Wellsford shall be as provided in the Articles of Merger.

     1.9 EXCHANGE RATIO. The exchange ratio to be set forth in the Articles of Merger ("Exchange Ratio") shall be 0.625 of a common share of beneficial interest of the Surviving Trust, $0.01 par value per share, for each Wellsford Common Share outstanding immediately prior to the Effective Time. In the event that the Average Closing Price (as defined below) is less than $40.00 per share, the Exchange Ratio shall be the rate per share specified in Exhibit "G" hereto. For the purposes of this Agreement, "Average Closing Price" shall mean the average of the daily closing prices of a common share of beneficial interest of EQR, $0.01 par value per share ("EQR Common Share"), reported as "New York Stock Exchange Composite Transactions" by The Wall Street Journal (Midwest Edition) during the consecutive twenty (20) trading day period ending at the end of the fifth (5th) trading day prior to the date which the proxy statements required by
Section 5.1 hereof are dated.

     1.10 COMPLETION OF CONTRIBUTION AGREEMENT. At the time the Contribution Agreement is executed, the parties shall complete the blank presently in the Contribution Agreement for the amount of Contribution Funds (as defined in the Contribution Agreement). The amount of the Contribution Funds shall be $13,355,600, adjusted as follows:

          (a) such amount shall be decreased by:

              (i) 80% of any cash (excluding loans) invested by Wellsford or any of its Subsidiaries in Wellsford Park Highlands Corp., a Colorado corporation ("WPHC"), and its Subsidiaries after September 30, 1996 and prior to the Spin-Off;

              (ii) 100% of any accrued interest on the Promissory Note dated June 28, 1996 made by Specified Properties VIII, L.P., a Texas limited partnership, to Wellsford remaining unpaid as of the Closing Date; and

              (iii) $2.50 for each share of Newco distributed to the
                    shareholders of Wellsford in the Spin-Off less than 17,104,359 shares; and

          (b) such amount shall be increased by:

              (i) 80% of the accrued interest on the Bonds (as defined in the Credit Enhancement Agreement) which remains unpaid as of the Closing Date;

              (ii) $2.50 for each share of Newco distributed to the shareholders of Wellsford in the Spin-Off in excess of 17,104,359 shares; and

          (iii) the amount, if any, provided for in Section 1(b) of the Transaction Costs Agreement (as defined in Section 5.4).

     1.11 REVERSAL OF DIRECTION OF MERGER. In order to allow counsel to opine that the Merger, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of the Code, the parties have agreed that EQR shall be merged into Wellsford and that Wellsford shall be the Surviving Trust. The parties will jointly file a request for a private letter ruling with the Internal Revenue Service ("IRS"), as soon as practicable after the date hereof, to obtain a private letter ruling from the IRS to the effect that a merger of Wellsford into EQR with EQR being the Surviving Trust will not adversely affect the tax-free nature of the reorganization. If such a private letter ruling is received or in the event the IRS publishes a revenue ruling or other published announcement (including the promulgation of a Treasury regulation) to the effect that, and counsel for the parties are reasonably willing to opine that, a merger of Wellsford into EQR with EQR being the Surviving Trust will not adversely affect the tax-free nature of the reorganization, the parties will amend this Agreement, the Articles of Merger and all other agreements as may be necessary or desirable solely for the purposes of providing for the merger of Wellsford into EQR with EQR being the Surviving Trust; provided, however, that such amendments shall not modify the substantive provisions or economic terms of this Agreement and the transactions contemplated hereby; and further provided that both the Merger and the merger of Wellsford into EQR with EQR being the Surviving Trust are submitted to and approved by the shareholders of EQR and Wellsford in the manner required by applicable law. Any such amendment may be made before or after the approval of the Merger by the respective shareholders of EQR and Wellsford. The costs and expenses of seeking and obtaining any private letter ruling as contemplated by this Section 1.11 shall be borne by EQR.

     Any conditions to the Merger set forth in Article 6 that would be satisfied but for the reversal of direction of the Merger shall be deemed satisfied.

     1.12  CHANGE IN NUMBER OF SPIN-OFF SHARES.  If for any reason
Wellsford shall determine to distribute in the Spin-Off less than one common share of Newco for each outstanding Wellsford Common Share, the parties will amend this Agreement and all other agreements contemplated hereby solely for the purpose of appropriately adjusting all numbers and dollar amounts which were based on one common share of Newco being distributed in the Spin-Off for each outstanding Wellsford Common Share.

                                 ARTICLE 2
                                 ---------

                  REPRESENTATIONS AND WARRANTIES OF WELLSFORD
                  -------------------------------------------

     Except as set forth in the letter of even date herewith signed by the Chairman of the Board or President of Wellsford in his capacity as such and delivered to EQR prior to the execution hereof (the "Wellsford Disclosure Letter"), Wellsford represents and warrants to EQR as follows:

     2.1 ORGANIZATION, STANDING AND POWER OF WELLSFORD. Wellsford is a real estate investment trust duly organized and validly existing under the laws of Maryland and has the requisite power and authority to carry on its business as now being conducted. Wellsford is duly qualified or licensed to do business as a foreign trust and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the business, properties, assets, financial condition or results of operations of Wellsford and the Wellsford Subsidiaries (as defined below), taken as a whole (a "Wellsford Material Adverse Effect"). Wellsford has delivered to EQR complete and correct copies of its Amended and Restated Declaration of Trust (including all Articles Supplementary thereto) and Amended and Restated Bylaws, in each case, as amended to the date of this Agreement.

     2.2  WELLSFORD SUBSIDIARIES.

          (a) Schedule 2.2 to the Wellsford Disclosure Letter sets forth (i) each Subsidiary of Wellsford (the "Wellsford Subsidiaries"), (ii) the ownership interest therein of Wellsford, (iii) if not wholly-owned by Wellsford, the identity and ownership interest of other owners of such Wellsford Subsidiary, and (iv) each apartment community owned by such Subsidiary. As used in this Agreement, "Subsidiary" of any Person means any corporation, partnership, limited liability company, joint venture or other legal entity of which such Person (either directly or through or together with another Subsidiary of such Person) owns any of the capital stock or other equity interests of such corporation, partnership, limited liability company, joint venture or other legal entity. As used herein, "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

          (b) Except as set forth in Schedule 2.2 to the Wellsford Disclosure Letter, (i) all the outstanding shares of capital stock of each Wellsford Subsidiary that is a corporation have been validly issued and are (A) fully paid and nonassessable, (B) owned by Wellsford or by another Wellsford Subsidiary, and (C) owned free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens"), and (ii) all equity interests in each Wellsford Subsidiary that is a partnership, joint venture, limited liability company or trust which are owned by Wellsford, by another Wellsford Subsidiary or by Wellsford and another Wellsford Subsidiary are owned free and clear of all Liens. Each Wellsford Subsidiary that is a corporation is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to carry on its business as now being conducted, and each Wellsford Subsidiary that is a partnership, limited liability company or trust is duly organized and validly existing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as now being conducted. Each Wellsford Subsidiary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not have a Wellsford Material Adverse Effect. Copies of the Articles of Incorporation, Bylaws, organization documents and partnership, joint venture and operating agreements of each Wellsford Subsidiary, as amended to the date of this Agreement, have been previously delivered or made available to EQR.

     2.3  CAPITAL STRUCTURE.

          (a) The authorized shares of beneficial interest of Wellsford consist of 100,000,000 shares of beneficial interest, of which 4,600,000 are Series A Cumulative Convertible Preferred Shares of Beneficial Interest, $.01 par value per share ("Wellsford Series A Preferred Shares"), and 2,300,000 are Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $.01 par value per share ("Wellsford Series B Preferred Shares"). On January 14, 1997, (i) 17,111,937 Wellsford Common Shares, 3,999,800 Wellsford Series A Preferred Shares and 2,300,000 Wellsford Series B Preferred Shares were issued and outstanding, (ii) 1,000,000 Wellsford Common Shares have been reserved for the Dividend Reinvestment and Share Purchase Plan of Wellsford, (iii) 979,325 Wellsford Common Shares were issuable upon exercise of outstanding options to purchase Wellsford Common Shares, (iv) 582,900 Wellsford Common Shares were reserved for issuance upon the exercise of options which may be granted under the 1992 Share Option Plan, (v) 750,000 Wellsford Common Shares were reserved for issuance under the Long-Term Management Incentive Plan of Wellsford, and
(vi) a sufficient number of Wellsford Common Shares were reserved for issuance to permit the conversion of the then outstanding Wellsford Series A Preferred Shares.

          (b) Set forth in Schedule 2.3 of the Wellsford Disclosure Letter is a true and complete list of the following: (i) each qualified or nonqualified option to purchase Wellsford Common Shares granted under the 1992 Share Option Plan, Long-Term Management Incentive Plan, or any other formal or informal arrangement ("Wellsford Options"); (ii) each grant of Wellsford Common Shares to employees which are subject to any risk of forfeiture ("Restricted Share Grants"); (iii) any obligation of Wellsford to issue Wellsford Common Shares as a result of the transactions contemplated hereby ("Change in Control Share Grants"); and (iv) each loan made by Wellsford with respect to the purchase of Wellsford Common Shares which will be forgiven as a result of the transactions contemplated by this Agreement (the "Share Loan and

Acquisition Agreements"). The Restricted Share Grants are included in the number of outstanding Wellsford Common Shares set forth in Section 2.3(a). For each Wellsford Option held by the executive officers of Wellsford, Schedule 2.3 of the Wellsford Disclosure Letter sets forth the name of the grantee, the date of the grant, status of the option as qualified or nonqualified under Section 422 of the Code, the number of Wellsford Common Shares subject to such option, the number of shares subject to options that are currently exercisable, the exercise price per share, those options granting reload options, and the number of such shares subject to share appreciation rights. For each option to purchase Wellsford Common Shares held by employees of Wellsford or any of the Wellsford Subsidiaries who are not executive officers of Wellsford, Schedule 2.3 to the Wellsford Disclosure Letter sets forth the name of the grantee, the date of the grant, the number of Wellsford Common Shares subject to such option and the exercise price per share. For each Restricted Share Grant, Schedule 2.3 of the Wellsford Disclosure Letter sets forth the name of the grantee, the date of the grant and the number of Wellsford Common Shares granted. For each Change in Control Share Grant, Schedule 2.3 to the Wellsford Disclosure Letter sets forth the aggregate number of Wellsford Common Shares to be issued immediately prior to the Spin-Off and the Merger. For each Share Loan and Acquisition Agreement,
Schedule 2.3 of the Wellsford Disclosure Letter sets forth the name of the borrower, the date of the loan, the aggregate principal amount of the loan, the number of shares originally pledged as security for each loan the number of shares that have been released from such pledge and the outstanding loan balance as of the date of the Wellsford Disclosure Letter. On the date of this Agreement, except as set forth in this Section 2.3 or Schedule 2.3 of the Wellsford Disclosure Letter, no shares of beneficial interest or other voting securities of Wellsford were issued, reserved for issuance, or outstanding.

          (c) All outstanding shares of beneficial interest of Wellsford are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights, except that the shareholders may be subject to further assessment with respect to certain claims for tort, contract, taxes, statutory liability and otherwise in some jurisdictions to the extent such claims are not satisfied by Wellsford. There are no bonds, debentures, notes or other indebtedness of Wellsford having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Wellsford may vote.

          (d) Except as set forth in this Section 2.3 or in Schedule 2.3 of the Wellsford Disclosure Letter, as of the date of this Agreement there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Wellsford or any Wellsford Subsidiary is a party or by which such entity is bound, obligating Wellsford or any Wellsford Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of beneficial interest, voting securities or other ownership interests of Wellsford or any Wellsford Subsidiary or obligating Wellsford or any Wellsford Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking (other than to Wellsford or a Wellsford Subsidiary).

     2.4  AUTHORITY; NONCONTRAVENTION; CONSENTS.

          (a) Wellsford has the requisite power and authority to enter into this Agreement and, subject to the requisite shareholder approval of the Merger (the "Wellsford Shareholder Approvals"), to consummate the transactions contemplated by this Agreement to which Wellsford is a party. The execution and delivery of this Agreement by Wellsford and the consummation by Wellsford of the transactions contemplated by this Agreement to which Wellsford is a party have been duly authorized by all necessary action on the part of Wellsford, subject to the Wellsford Shareholder Approvals. This Agreement has been duly executed and delivered by Wellsford and constitutes a valid and binding obligation of Wellsford, enforceable against Wellsford in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

          (b) Except as set forth in Schedule 2.4 to the Wellsford Disclosure Letter, the execution and delivery of this Agreement by Wellsford do not, and the consummation of the transactions contemplated by this Agreement to which Wellsford is a party and compliance by Wellsford with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Wellsford or any Wellsford Subsidiary under,
(i) the Amended and Restated Declaration of Trust or the Amended and Restated Bylaws of Wellsford or the comparable charter or organizational documents or partnership or similar agreement (as the case may be) of any Wellsford Subsidiary, each as amended or supplemented to the date of this Agreement, (ii) any loan or credit agreement, note, bond, mortgage, indenture, reciprocal easement agreement, lease or other agreement, instrument, permit, concession, franchise or license applicable to Wellsford or any Wellsford Subsidiary or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation (collectively, "Laws") applicable to Wellsford or any Wellsford Subsidiary, or their respective properties or assets, other than, in the case of clause (ii) or (iii), any such conflicts, violations, defaults, rights, loss or Liens that individually or in the aggregate would not (x) have a Wellsford Material Adverse Effect or (y) prevent the consummation of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign (a "Governmental Entity"), is required by or with respect to Wellsford or any Wellsford Subsidiary in connection with the execution and delivery of this Agreement by Wellsford or the consummation by Wellsford of the transactions contemplated by this Agreement, except for (i) the filing with the Securities and Exchange Commission (the "SEC") of (x) a joint proxy statement relating to the approval by Wellsford's shareholders and EQR's shareholders of the transactions contemplated by this Agreement (as amended or supplemented from time to time, the "Proxy Statement"), (y) registration statements on appropriate forms under the Securities Act of 1933, as amended

(the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (z) such reports under Section 13(a) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (ii) the filing of listing applications with the New York Stock Exchange Inc. ("NYSE") with respect to the shares of beneficial interest of the Surviving Trust to be issued in the Merger, (iii) the filing of the Articles of Merger with the Department and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings (A) as are set forth in Schedule 2.4 to the Wellsford Disclosure Letter, (B) as may be required under (y) federal, state or local environmental laws, or (z) the "blue sky" laws of various states, to the extent applicable, or (C) which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the transactions contemplated by this Agreement or otherwise prevent Wellsford from performing its obligations under this Agreement in any material respect or have, individually or in the aggregate, a Wellsford Material Adverse Effect.

          (c) For purposes of determining compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, Wellsford confirms that the conduct of its business consists solely of investing in, owning and operating real estate for the benefit of its shareholders.

     2.5 SEC DOCUMENTS; FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES. Wellsford has filed all required reports, schedules, forms, statements and other documents with the SEC since November 27, 1992 through the date hereof (the "Wellsford SEC Documents"). Schedule 2.5 of the Wellsford Disclosure Letter contains a complete list of all Wellsford SEC Documents filed by Wellsford with the SEC since January 1, 1996 and on or prior to the date of this Agreement.
All of the Wellsford SEC Documents (other than preliminary material), as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and, in each case, the rules and regulations promulgated thereunder applicable to such Wellsford SEC Documents. None of the Wellsford SEC Documents at the time of filing contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later Wellsford SEC Documents filed and publicly available prior to the date of this Agreement. The consolidated financial statements of Wellsford included in the Wellsford SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by the applicable rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented, in accordance with the applicable requirements of GAAP and the applicable rules and regulations of the SEC, the consolidated financial position of Wellsford and the Wellsford Subsidiaries, taken as a whole, as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Wellsford has no Subsidiaries which are not consolidated for accounting purposes. Except for liabilities and obligations set forth in the Wellsford SEC Documents or in
Schedule 2.5 to the Wellsford Disclosure Letter, neither Wellsford nor any of the Wellsford Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of Wellsford or in the notes thereto and which, individually or in the aggregate, would have a Wellsford Material Adverse Effect. Management Corp. (as defined in Section 5.15) has assets of less than $1,000. On the date of this Agreement, Newco has no material assets.

     2.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Wellsford SEC Documents or the Wellsford Disclosure Letter, since the date of the most recent audited financial statements included in Wellsford SEC Documents (the "Wellsford Financial Statement Date") Wellsford and the Wellsford Subsidiaries have conducted their business only in the ordinary course (taking into account prior practices, including the acquisition of properties and issuance of securities) and there has not been (a) any material adverse change in the business, financial condition or results of operations of Wellsford and the Wellsford Subsidiaries taken as a whole (a "Wellsford Material Adverse Change"), nor has there been any occurrence or circumstance that with the passage of time would reasonably be expected to result in a Wellsford Material Adverse Change, (b) except for regular quarterly distributions (in the case of Wellsford) not in excess of $0.485 per Wellsford Common Share, $0.4375 per Wellsford Series A Preferred Share, and $0.603125 per Wellsford Series B Preferred Share, in each case with customary record and payment dates, any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of Wellsford's shares of beneficial interest, (c) any split, combination or reclassification of any of Wellsford's shares of beneficial interest or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, shares of its beneficial interest or any issuance of an ownership interest in, any Wellsford Subsidiary except as contemplated by this Agreement, (d) any damage, destruction or loss, whether or not covered by insurance, that has or would have a Wellsford Material Adverse Effect or (e) any change in accounting methods, principles or practices by Wellsford or any Wellsford Subsidiary materially affecting its assets, liabilities or business, except insofar as may have been disclosed in Wellsford SEC Documents or required by a change in GAAP or (f) any amendment of any employment, consulting, severance, retention or any other agreement between Wellsford and any officer or trustee of Wellsford. There are no distributions in arrears which have been scheduled for payment or unpaid distributions with respect to the Wellsford Series A Preferred Shares and Wellsford Series B Preferred Shares.

     2.7  LITIGATION.  Except as disclosed in the Wellsford SEC Documents or in
Schedule 2.7 to the Wellsford Disclosure Letter, and other than personal injury and other routine tort litigation arising from the ordinary course of operations of Wellsford and the Wellsford Subsidiaries (a) which are covered by adequate insurance or (b) for which all material costs and liabilities arising therefrom are reimbursable pursuant to common area maintenance or similar agreements, there is no suit, action or proceeding pending or, to the Knowledge of Wellsford, threatened in writing against or affecting Wellsford or any Wellsford Subsidiary that, individually or in the aggregate, could reasonably be expected to (i) have a Wellsford Material Adverse Effect or (ii) prevent the consummation of any of the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Wellsford or any Wellsford Subsidiary having, or which, insofar as reasonably can be foreseen, in the future would have, any such effect. Notwithstanding the foregoing, Schedule 2.7 to the Wellsford Disclosure Letter sets forth each and every uninsured claim, equal employment opportunity claim and claim relating to sexual harassment and/or discrimination pending or, to the Knowledge of Wellsford, threatened as of the date hereof, in each case with a brief summary of such claim or threatened claim.

     2.8  PROPERTIES.

          (a) Except as provided in Schedule 2.8 of the Wellsford Disclosure Letter, Wellsford or the Wellsford Subsidiary set forth on Schedule 2.2 of the Wellsford Disclosure Letter owns fee simple title to each of the real properties identified in Schedule 2.8 of the Wellsford Disclosure Letter (the "Wellsford Properties"), which are all of the real estate properties owned by them, in each case (except as provided below) free and clear of liens, mortgages or deeds of trust, claims against title, charges which are liens, security interests or other encumbrances on title ("Encumbrances"). Except as set forth in Schedule
2.2 or Schedule 2.8 of the Wellsford Disclosure Letter, no other Person has any ownership interest in any of the Wellsford Properties, and any such ownership interest so scheduled does not materially detract from the value of, or materially interfere with the present use of, any of the Wellsford Properties subject thereto or affected thereby. The Wellsford Properties are not subject to any rights of way, written agreements, laws, ordinances and regulations affecting building use or occupancy, or reservations of an interest in title (collectively, "Property Restrictions"), except for (i) Encumbrances and Property Restrictions set forth in the Wellsford Disclosure Letter, (ii) Property Restrictions imposed or promulgated by law or any governmental body or authority with respect to real property, including zoning regulations, provided they does not materially adversely affect the current use of any Wellsford Property, (iii) Encumbrances and Property Restrictions disclosed on existing title reports or existing surveys (in either case copies of which title reports and surveys have been delivered or made available to EQR and listed in the Wellsford Disclosure Letter), which Encumbrances and Property Restrictions, in any event, do not materially detract from the value of, or materially interfere with the present use of, any of the Wellsford Properties subject thereto or affected thereby, and (iv) mechanics', carriers', workmen's, repairmen's liens and other Encumbrances, Property Restrictions and other limitations of any kind, if any, which, individually or in the aggregate, do not materially detract from the value of or materially interfere with the present use of any of the Wellsford Properties subject thereto or affected thereby, and do not otherwise materially impair business operations conducted by Wellsford and the Wellsford Subsidiaries. Except as provided in Schedule 2.8 of the Wellsford Disclosure Letter, no portion of any of the Wellsford Properties is located in a flood zone area "V".

          (b) Except as provided in Schedule 2.8 of the Wellsford Disclosure Letter, valid policies of title insurance have been issued insuring Wellsford's or the applicable Wellsford Subsidiaries' fee simple title to the Wellsford Properties in amounts at least equal to the purchase price thereof paid by Wellsford therefor, subject only to the matters disclosed above and on the Wellsford Disclosure Letter, and such policies are, at the date hereof, in full force and effect and no claim has been made against any such policy.

          (c) Except as provided in Schedule 2.8 of the Wellsford Disclosure Letter, Wellsford has no Knowledge (as defined in Section 2.25) (i) that, any certificate, permit or license from any governmental authority having jurisdiction over any of the Wellsford Properties or any agreement, easement or other right which is necessary to permit the lawful use and operation of the buildings and improvements on any of the Wellsford Properties or which is necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any of the Wellsford Properties has not been obtained and is not in full force and effect, or of any pending threat of modification or cancellation of any of same; (ii) of any written notice of any violation of any federal, state or municipal law, ordinance, order, regulation or requirement materially and adversely affecting any of the Wellsford Properties issued by any governmental authority; (iii) of any material structural defects relating to any Wellsford Property which costs more than $100,000 to repair; (iv) of any Wellsford Property whose building systems are not in working order in any material respect and costs more than $100,000 to repair; (v) of any physical damage to any Wellsford Property in excess of $100,000 for which there is no insurance in effect covering the cost of the restoration; (vi) of any current renovation or uninsured restoration to any Wellsford Property the cost of which exceeds $100,000; or (vii) of items referred to in Section 2.8(c)(iii)-(vi) which aggregate for Wellsford and its Subsidiaries more than $5,000,000.

          (d) Neither Wellsford nor any of the Wellsford Subsidiaries has received any written notice to the effect that (i) any condemnation or rezoning proceedings are pending or threatened with respect to any of the Wellsford Properties or (ii) any zoning, building or similar law, code, ordinance, order or regulation is or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any of the Wellsford Properties or by the continued maintenance, operation or use of the parking areas. All work to be performed, payments to be made and actions to be taken by Wellsford or the Wellsford Subsidiaries prior to the date hereof pursuant to any agreement entered into with a governmental body or authority in connection with a site approval, zoning reclassification or other similar action relating to any Wellsford Properties (e.g., Local Improvement District, Road Improvement District, Environmental Mitigation) has been performed, paid or taken, as the case may be, and Wellsford has no Knowledge of any planned or proposed work, payments or actions that may be required after the date hereof pursuant to such agreements.

          (e) Except as set forth in Schedule 2.8 of the Wellsford Disclosure Letter, all of the Wellsford Properties are managed by Wellsford or a wholly-owned Wellsford Subsidiary.

          2.9 ENVIRONMENTAL MATTERS. None of Wellsford, any of the Wellsford Subsidiaries or, to Wellsford's Knowledge, any other Person has caused or permitted (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the Wellsford Properties, or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials to have occurred or be presently occurring on or from the Wellsford Properties as a result of any construction on or operation and use of such properties, which presence or occurrence would, individually or in the aggregate, have a Wellsford Material Adverse Effect; and in connection with the construction on or operation and use of the Wellsford Properties, Wellsford and the Wellsford Subsidiaries have not failed to comply in any material respect with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials, except to the extent such failure to comply, individually or in the aggregate, would not have a Wellsford Material Adverse Effect.

          2.10 RELATED PARTY TRANSACTIONS. Set forth in Schedule 2.10 of the Wellsford Disclosure Letter is a list of all arrangements, agreements and contracts entered into by Wellsford or any of the Wellsford Subsidiaries with
(a) any consultant, (b) any person who is an officer, trustee, director or Affiliate (as defined below) of Wellsford or any of the Wellsford Subsidiaries, any relative of any of the foregoing or any entity of which any of the foregoing is an Affiliate or (c) any person who acquired Wellsford Common Shares in a private placement, except those of a type available to Wellsford employees generally. Such documents, copies of all of which have previously been delivered or made available to EQR, are listed in Schedule 2.10 of the Wellsford Disclosure Letter. As used in this Agreement, the term "Affiliate" shall have the same meaning as such term is defined in Rule 405 promulgated under the Securities Act.

     2.11  ABSENCE OF CHANGES IN BENEFIT PLANS; ERISA COMPLIANCE.

          (a) Except as disclosed in the Wellsford SEC Documents or in Schedule
2.11 to the Wellsford Disclosure Letter and except as contemplated by this Agreement, since the date of the most recent audited financial statements included in the Wellsford SEC Documents, there has not been any adoption or amendment in any respect by Wellsford or any Wellsford Subsidiary of any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other employee benefit plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of Wellsford, any Wellsford Subsidiary, or any person Affiliated with Wellsford under Section 414 (b), (c), (m) or (o) of the Code (collectively, "Wellsford Benefit Plans").

          (b) Except as described in the Wellsford SEC Documents or in Schedule
2.11 to the Wellsford Disclosure Letter, (i) all Wellsford Benefit Plans of Wellsford and the Wellsford Subsidiaries, including any such plan that is an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are in compliance in all material respects with all applicable requirements of law, including but not limited to ERISA and the Code, and (ii) neither Wellsford nor any Wellsford Subsidiary has any material liabilities or obligations with respect to any such Wellsford Benefit Plan, whether accrued, contingent or otherwise. Except as set forth in Schedule 2.11 to the Wellsford Disclosure Letter, the execution of, and performance of the transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Wellsford Benefit Plan, policy, arrangement or agreement or any trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee, trustee or director. The only severance agreements or severance policies applicable to employees of Wellsford or any of the Wellsford Subsidiaries are the agreements and policies specifically referred to in
Schedule 2.11 to the Wellsford Disclosure Letter and the severance program referred to in Section 5.10(c).

     2.12  EMPLOYEE POLICIES.  Schedule 2.12 of the Wellsford Disclosure
Letter lists the employee handbooks of Wellsford and each of the Wellsford Subsidiaries currently in effect. A copy of each such employee handbook has previously been made available to EQR. Except as set forth in Schedule 2.12 of the Wellsford Disclosure Letter, such handbooks fairly and accurately summarize all material employee policies, vacation policies and payroll practices of Wellsford and the Wellsford Subsidiaries.

     2.13  TAXES.

          (a) Each of Wellsford and the Wellsford Subsidiaries has filed all tax returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Entity having authority to do so) and has paid (or Wellsford has paid on its behalf) all Taxes (as defined below) shown on such returns and reports as required to be paid by it except (i) as set forth in Schedule 2.13 of the Wellsford Disclosure Letter, or (ii) real estate taxes that are being contested in good faith by appropriate proceedings and for which Wellsford or the applicable Wellsford Subsidiary shall have set aside on its books adequate reserves. The most recent audited financial statements contained in the Wellsford SEC Documents reflect an adequate reserve for all material Taxes payable by Wellsford and the Wellsford Subsidiaries for all taxable periods and portions thereof through the date of such financial statements. Since the Wellsford Financial Statement Date, Wellsford has incurred no liability for taxes under Sections 857(b), 860(c) or 4981 of the Code, including without limitation any tax arising from a prohibited transaction described in Section 857(b)(6) of the Code, and neither Wellsford nor any Wellsford Subsidiary has incurred any liability for taxes other than in the ordinary course of business. No event has occurred, and no condition or circumstance exists, which presents a material risk that any material Tax described in the preceding sentence will be imposed upon

Wellsford. To the Knowledge of Wellsford, no deficiencies for any Taxes have been proposed, asserted or assessed against Wellsford or any of the Wellsford Subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending. As used in this Agreement, "Taxes" shall include all federal, state, local and foreign income, property, sales, franchise, employment, excise and other taxes, tariffs or governmental charges of any nature whatsoever, together with penalties, interest or additions to Tax with respect thereto.

          (b) Wellsford (i) for all taxable years commencing with 1993 through the most recent December 31, has been subject to taxation as a real estate investment trust (a "REIT") within the meaning of Section 856 of the Code and has satisfied all requirements to qualify as a REIT for such years, (ii) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT for the taxable year ending December 31, 1997, and (iii) has not taken or omitted to take any action which would reasonably be expected to (A) result in any rents paid by the tenants of the Properties to be excluded from the definition of "rents from real property" under Section 856(d)(2)(C) of the Code, or (B) otherwise result in a challenge to its status as a REIT, and to Wellsford's Knowledge, no such challenge is pending or threatened. Each Wellsford Subsidiary which is a partnership, joint venture or limited liability company (i) has been since its formation and continues to be treated for federal income tax purposes as a partnership and not as a corporation or an association taxable as a corporation, and (ii) has not since its formation owned any assets (including, without limitation, securities) that would cause Wellsford to violate Section 856(b)(5) of the Code. Each Wellsford Subsidiary which is a corporation has been since its formation a qualified REIT subsidiary under
Section 856(i) of the Code.

     2.14 NO PAYMENTS TO EMPLOYEES, OFFICERS, TRUSTEES OR DIRECTORS. Set forth in Exhibit "J" to this Agreement (and the Exhibits referenced therein) and
Schedule 2.3 of the Wellsford Disclosure Letter is a true and complete list of all cash and non-cash payments which will become payable to each employee, officer, trustee or director of Wellsford or any Wellsford Subsidiary as a result of the Spin-Off and Merger. Except as described in Exhibit "J" to this Agreement (and the Exhibits referenced therein) and in Schedule 2.3 to the Wellsford Disclosure Letter, or as otherwise provided for in this Agreement, there is no employment or severance contract, or other agreement requiring payments, cancellation of indebtedness or other obligation to be made on a change of control or otherwise as a result of the consummation of any of the transactions contemplated by this Agreement, with respect to any employee, officer, trustee or director of Wellsford or any Wellsford Subsidiary.

     2.15 BROKERS; SCHEDULE OF FEES AND EXPENSES. No broker, investment banker, financial advisor or other person, other than Merrill Lynch & Co. and William Cockrum, the fees and expenses of which have previously been disclosed to EQR, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Wellsford or any Wellsford Subsidiary.

     2.16 COMPLIANCE WITH LAWS. Except as disclosed in the Wellsford SEC Documents, neither Wellsford nor any of the Wellsford Subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule, judgment, decree or order of any Governmental Entity applicable to its business, properties or operations, except to the extent that such violation or failure would not have a Wellsford Material Adverse Effect.

     2.17  CONTRACTS; DEBT INSTRUMENTS.

          (a) Neither Wellsford nor any Wellsford Subsidiary has received a written notice that Wellsford or any Wellsford Subsidiary is in violation of or in default under (nor to the Knowledge of Wellsford does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under) any material loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or any other material contract, agreement, arrangement or understanding, to which it is a party or by which it or any of its properties or assets is bound, except as set forth in Schedule 2.17 to the Wellsford Disclosure Letter, nor to the Knowledge of Wellsford does such a violation or default exist, except to the extent that such violation or default, individually or in the aggregate, would not have a Wellsford Material Adverse Effect.

          (b) Except for any of the following expressly identified in Wellsford SEC Documents, Schedule 2.17 to the Wellsford Disclosure Letter sets forth a list of each loan or credit agreement, note, bond, mortgage, indenture and any other agreement and instrument pursuant to which any indebtedness of Wellsford or any of Wellsford Subsidiaries, other than indebtedness payable to Wellsford or a Wellsford Subsidiary, in an aggregate principal amount in excess of $250,000 per item is outstanding or may be incurred. For purposes of this
Section 2.17, "Indebtedness" shall mean, with respect to any Person, without duplication, (A) all indebtedness of such person for borrowed money, whether secured or unsecured, (B) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (C) all capitalized lease obligations of such person, (D) all obligations of such person under interest rate cap, swap, collar or similar transaction or currency hedging transactions (valued at the termination value thereof) and (E) all guarantees of such person of any such indebtedness of any other person.

          (c) To the extent not set forth in response to the requirements of Paragraph 2.17(b), Schedule 2.17 to the Wellsford Disclosure Letter sets forth each interest rate cap, interest rate collar, interest rate swap, currency hedging transaction, and any other agreement relating to a similar transaction to which Wellsford or any Wellsford Subsidiary is a party or an obligor with respect thereto.

          (d) Neither Wellsford nor any of the Wellsford Subsidiaries is a party to any agreement relating to the management of any of the Wellsford Properties by any Person other than a wholly-owned Wellsford Subsidiary, except the agreements described in Schedule 2.17 to the Wellsford Disclosure Letter (the "Third Party Management Agreements"). True and complete copies of the Third Party Management Agreements have previously been furnished to EQR.

     2.18 OPINION OF FINANCIAL ADVISOR. Wellsford has received the opinion of Merrill Lynch & Co., dated January 16, 1997, satisfactory to Wellsford, a signed copy of which has been provided to EQR, to the effect that the proposed consideration to be received by the holders of common shares of beneficial interest of Wellsford pursuant to the Merger and Spin-Off is fair to such holders from a financial point of view.

     2.19 STATE TAKEOVER STATUTES. Wellsford has taken all action necessary to exempt the transactions contemplated by this Agreement between EQR and Wellsford and its Affiliates from the operation of any "fair price," "moratorium," "control share acquisition" or any other anti-takeover statute or similar statute enacted under the state or federal laws of the United States or similar statute or regulation (a "Takeover Statute").

     2.20 REGISTRATION STATEMENT. The information relating to Wellsford and the Wellsford Subsidiaries included in the Registration Statement (as defined in Section 5.1) will not, as of the effective date of the Registration Statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     2.21 DEVELOPMENT PROPERTIES. Schedule 2.21 of the Wellsford Disclosure Letter lists all agreements entered into by Wellsford or any of the Wellsford Subsidiaries relating to the development or construction of, or additions or expansions to, any real properties which are currently in effect and under which Wellsford or any of the Wellsford Subsidiaries currently has, or expects to incur, an obligation in excess of $250,000. True and correct copies of such agreements have previously been delivered or made available to EQR.

     2.22 EQR SHARES OF BENEFICIAL INTEREST. Neither Wellsford nor any of Wellsford Subsidiaries owns any shares of beneficial interest of EQR or other securities convertible into shares of beneficial interest of EQR.

     2.23 INVESTMENT COMPANY ACT OF 1940. Neither Wellsford nor any of Wellsford Subsidiaries is, or at the Effective Time will be, required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     2.24  INTENTIONALLY OMITTED.

     2.25 DEFINITION OF KNOWLEDGE OF WELLSFORD. As used in this Agreement, the phrase "to the Knowledge of Wellsford" (or words of similar import) means the knowledge of those individuals identified in Schedule 2.25 of the Wellsford Disclosure Letter.

                                   ARTICLE 3
                                   ---------

                     REPRESENTATIONS AND WARRANTIES OF EQR
                     -------------------------------------

     Except as set forth in the letter of even date herewith signed by the President of EQR and delivered to Wellsford prior to the execution hereof (the "EQR Disclosure Letter"), EQR represents and warrants to Wellsford as follows:

     3.1 ORGANIZATION, STANDING AND POWER OF EQR. EQR is a real estate investment trust duly organized and validly existing under the laws of Maryland and has the requisite power and authority to carry on its business as now being conducted. EQR is duly qualified or licensed to do business as a foreign trust and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the business, properties, assets, financial condition or results of operations of EQR and the Subsidiaries of EQR ("EQR Subsidiaries"), taken as a whole ("EQR Material Adverse Effect"). EQR has delivered to Wellsford complete and correct copies of its Amended and Restated Declaration of Trust and Amended and Restated Bylaws as amended or supplemented to the date of this Agreement.

     3.2  CAPITAL STRUCTURE.

          (a) The authorized shares of beneficial interest of EQR consist of 100,000,000 EQR Common Shares, and 10,000,000 preferred shares of beneficial interest ("EQR Preferred Shares"), of which 6,120,000 EQR Preferred Shares have been designated as 9-3/8% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the "EQR Series A Preferred Shares"), 500,000 EQR Preferred Shares have been designated as 9-1/8% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share, that are represented by 5,000,000 depository shares (the "EQR Series B Preferred Shares"), and 460,000 EQR Preferred Shares have been designated as 9-1/8% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share, that are represented by 4,600,000 depository shares (the "EQR Series C Preferred Shares"). As of January 14, 1997, (a) 51,155,813 EQR Common Shares, 6,120,000 EQR Series A Preferred Shares, 500,000 EQR Series B Preferred Shares (represented by 5,000,000 depositary shares) and 460,000 EQR Series C Preferred Shares (represented by 4,600,000 depositary shares) were outstanding, (b) 960,542 EQR Common Shares were available for issuance under EQR's 1996 Non-Qualified Employee Share Purchase Plan (the "EQR Employee Share Plans"), (c) 2,328,715 EQR Common Shares were issuable upon exercise of outstanding share options (the "EQR Options") to purchase EQR Common Shares, and 975,353 EQR Common Shares were available for grant, under EQR's Second Amended and Restated 1993 Share Option and Share Award Plan (the "Employee Share Award and Option Plan"), (d) 21,541 EQR Common Shares are restricted and subject to forfeiture, and (e) 7,857,933 EQR Common Shares were reserved for issuance upon exchange of EQR Units (as defined below) for EQR Common Shares pursuant to the Fourth Amended and Restated Agreement of Limited Partnership (the "ERP Operating Partnership Agreement") of the ERP Operating Partnership.
On January 14, 1997, except as set forth in this Section 3.2, no shares of beneficial interest or other voting securities of EQR were issued, reserved for issuance or outstanding.

          (b) All outstanding shares of beneficial interest of EQR are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights, except that the shareholders may be subject to further assessment with respect to certain claims for tort, contract, taxes, statutory liability and otherwise in some jurisdictions to the extent such claims are not satisfied by EQR. There are no bonds, debentures, notes or other indebtedness of EQR having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of EQR may vote.

          (c) Except (i) for the EQR Options, (ii) for the units ("EQR Units") of partnership interest held by partners in the ERP Operating Partnership (which, subject to certain restrictions, may be exchanged by the holders thereof for either EQR Common Shares on a one-for-one basis or, at EQR's option, cash), as are disclosed in Schedule 3.2 to the EQR Disclosure Letter or (iii) as set forth in Schedule 3.2 to the EQR Disclosure Letter, as of the date of this Agreement there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which EQR or any EQR Subsidiary is a party or by which such entity is bound, obligating EQR or any EQR Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of beneficial interest, voting securities or other ownership interests of EQR or of any EQR Subsidiary or obligating EQR or any EQR Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking (other than to EQR or an EQR Subsidiary). Except as set forth on Schedule 3.2 to the EQR Disclosure Letter or as required under the ERP Operating Partnership Agreement, there are no outstanding contractual obligations of EQR or any EQR Subsidiary to repurchase, redeem or otherwise acquire any shares of beneficial interest of EQR or any capital stock, voting securities, or other ownership interests in any EQR Subsidiary or make any material investment (in the form of a loan, capital contribution or otherwise) in any person (other than an EQR Subsidiary).

          (d) EQR owns all of its partnership interests in ERP Operating Partnership free and clear of all Liens.

     3.3 ORGANIZATION, STANDING AND POWER OF ERP OPERATING PARTNERSHIP. ERP Operating Partnership is a limited partnership duly organized and validly existing under the laws of Illinois and has the requisite power and authority to carry on its business as now being conducted. ERP Operating Partnership is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not have an EQR Material Adverse Effect. EQR has delivered to Wellsford complete and correct copies of its Fourth Amended and Restated Agreement of Limited Partnership as amended or supplemented to the date of this Agreement.

     3.4 CAPITAL STRUCTURE OF ERP OPERATING PARTNERSHIP. As of January 14, 1997, the number of outstanding units of partnership interest in ERP Operating Partnership consists of (a) 51,155,813 units of general partnership interest,
(b) 7,857,933 units of limited partnership interest, (c) 6,120,000 9-3/8% Series A Cumulative Redeemable Preference Units, (d) 500,000 9-1/8% Series B Cumulative Redeemable Preference Units, and (e) 460,000 9-1/8% Series C Cumulative Redeemable Preference Units. Except for the units of limited partnership interest, all of the units of partnership interest in ERP Operating Partnership are owned by EQR free and clear of all Liens.

     3.5  AUTHORITY; NONCONTRAVENTION; CONSENTS.

          (a) EQR has the requisite power and authority to enter into this Agreement, and subject to the requisite shareholder approval of the Merger (the "EQR Shareholder Approvals" and, together with the Wellsford Shareholder Approvals, the "Shareholder Approvals") to consummate the transactions contemplated by this Agreement to which EQR is a party. The execution and delivery of this Agreement by EQR and the consummation by EQR of the transactions contemplated by this Agreement to which EQR is a party have been duly authorized by all necessary action on the part of EQR, subject to the EQR Shareholder Approvals. This Agreement has been duly executed and delivered by EQR and constitutes a valid and binding obligation of EQR, enforceable against EQR in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

          (b) Except as set forth in Schedule 3.5 to the EQR Disclosure Letter, the execution and delivery of this Agreement by EQR do not, and the consummation of the transactions contemplated by this Agreement to which EQR is a party and compliance by EQR with the provisions of this Agreement will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of EQR or any EQR Subsidiary under, (i) the Amended and Restated Declaration of Trust or Amended and Restated Bylaws of EQR or the comparable charter or organizational documents or partnership or similar agreement (as the case may be) of any other EQR Subsidiary, each as amended or supplemented to the date of this Agreement, (ii) any loan or credit agreement, note, bond, mortgage, indenture, reciprocal easement agreement, lease or other agreement, instrument, permit, concession, franchise or license applicable to EQR or any EQR Subsidiary or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any Laws applicable to EQR or any EQR

Subsidiary or their respective properties or assets, other than, in the case of clause (ii) or (iii), any such conflicts, violations, defaults, rights, loss or Liens that individually or in the aggregate would not (x) have an EQR Material Adverse Effect or (y) prevent the consummation of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to EQR or any EQR Subsidiary in connection with the execution and delivery of this Agreement or the consummation by EQR of any of the transactions contemplated by this Agreement, except for (i) the filing with the SEC of (x) the Proxy Statement and (y) such reports under Section 13 (a) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (ii) the filing of the Articles of Merger with the Department, (iii) such filings as may be required in connection with the payment of any transfer and gains taxes and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings (A) as are set forth in Schedule 3.5 to the EQR Disclosure Letter or (B) as may be required under (x) federal, state or local environmental laws or (y) the securities laws of the State of Maryland or (C) which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the transactions contemplated by this Agreement or otherwise prevent EQR from performing its obligations under this Agreement in any material respect or have, individually or in the aggregate, an EQR Material Adverse Effect.

          (c) For purposes of determining compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, EQR confirms that the conduct of its business consists solely of investing in, owning and operating real estate for the benefit of its shareholders.

     3.6 SEC DOCUMENTS; FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES. EQR and ERP Operating Partnership have filed all required reports, schedules, forms, statements and other documents with the SEC since August 18, 1993 through the date hereof (the "EQR SEC Documents"). Schedule 3.6 of the EQR Disclosure Letter contains a complete list of all EQR SEC Documents filed by EQR under the Exchange Act since January 1, 1996 and on or prior to the date of this Agreement. All of the EQR SEC Documents (other than preliminary material), as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and, in each case, the rules and regulations promulgated thereunder applicable to such EQR SEC Documents. None of the EQR SEC Documents at the time of filing contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later EQR SEC Documents filed and publicly available prior to the date of this Agreement. The consolidated financial statements of EQR and the EQR Subsidiaries included in the EQR SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the applicable rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented, in accordance with the applicable requirements of GAAP and the applicable rules and regulations of the SEC, the consolidated financial position of EQR and the EQR Subsidiaries, taken as a whole, as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except for liabilities and obligations set forth in the EQR SEC Documents or in Schedule
3.6 to the EQR Disclosure Letter, neither EQR nor any EQR Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of EQR or in the notes thereto and which, individually or in the aggregate, would have an EQR Material Adverse Effect.

     3.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the EQR SEC Documents or in Section 3.7 to the EQR Disclosure Letter, since the date of the most recent audited financial statements included in the EQR SEC Documents (the "EQR Financial Statement Date"), EQR and the EQR Subsidiaries have conducted their business only in the ordinary course (taking into account prior practices, including the acquisition of properties and issuance of securities) and there has not been (a) any material adverse change in the business, financial condition or results of operations of EQR and the EQR Subsidiaries taken as a whole (a "EQR Material Adverse Change"), nor has there been any occurrence or circumstance that with the passage of time would reasonably be expected to result in an EQR Material Adverse Change, (b) except for regular quarterly distributions (in the case of EQR) not in excess of $.625 per EQR Common Share, $.5859 per EQR Series A Preferred Share, $5.703 per EQR Series B Preferred Share and $5.703 per EQR Series C Preferred Share, in each case subject to rounding adjustments as necessary and with customary record and payment dates, any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of EQR's shares of beneficial interest, (c) any split, combination or reclassification of any of EQR's shares of beneficial interest, (d) any damage, destruction or loss, whether or not covered by insurance, that has or would have an EQR Material Adverse Effect, or (e) any change made prior to the date of this Agreement in accounting methods, principles or practices by EQR or any EQR Subsidiary materially affecting its assets, liabilities or business, except insofar as may have been disclosed in the EQR SEC Documents or required by a change in GAAP. EQR is not in default in the payment of distributions on the EQR Series A Preferred Shares, EQR Series B Preferred Shares or EQR Series C Preferred Shares.

     3.8  LITIGATION.  Except as disclosed in the EQR SEC Documents or in
Schedule 3.8 to the EQR Disclosure Letter, and other than personal injury and other routine tort litigation arising from the ordinary course of operations of EQR and the EQR Subsidiaries (a) which are covered by adequate insurance, or (b) for which all material costs and liabilities arising therefrom are reimbursable pursuant to common area maintenance or similar agreements, there is no suit, action or proceeding pending or, to the Knowledge of EQR, threatened in writing against or affecting EQR or any EQR Subsidiary that, individually or in the aggregate, could reasonably be expected to (i) have an EQR Material Adverse Effect, or (ii) prevent the consummation of any of the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against EQR or any EQR Subsidiary having, or which, insofar as reasonably can be foreseen, in the future would have, any such effect.

     3.9  PROPERTIES.

          (a) EQR or one of the EQR Subsidiaries owns fee simple title to each of the real properties listed in the EQR SEC Filings as owned by it (the "EQR Properties"), except where the failure to own such title would not have an EQR Material Adverse Effect.

          (b) The EQR Properties are not subject to any Encumbrances or Property Restrictions which could cause an EQR Material Adverse Affect.

          (c) Valid policies of title insurance have been issued insuring EQR's or the applicable EQR Subsidiaries' fee simple title to the EQR Properties in amounts at least equal to the purchase price thereof paid by EQR or the applicable EQR Subsidiaries therefor, except where the failure to obtain such title insurance would not have an EQR Material Adverse Effect.

          (d) EQR has no Knowledge (i) that it has failed to obtain a certificate, permit or license from any governmental authority having jurisdiction over any of the EQR Properties where such failure would have an EQR Material Adverse Effect, or of any pending threat of modification or cancellation of any of the same which would have an EQR Material Adverse Effect,
(ii) of any written notice of any violation of any federal, state or municipal law, ordinance, order, rule, regulation or requirement affecting any of the EQR Properties issued by any governmental authorities which would have an EQR Material Adverse Effect, or (iii) of any structural defects relating to EQR Properties, EQR Properties whose building systems are not in working order, physical damage to any EQR Property for which there is no insurance in effect covering the cost of restoration, any current renovation or uninsured restoration, except such structural defects, building systems not in working order, physical damage, renovation and restoration which, in the aggregate, would not have an EQR Material Adverse Effect.

          (e) Neither EQR nor any of the EQR Subsidiaries has received any written notice to the effect that (i) any condemnation or rezoning proceedings are pending or threatened with respect to any of the EQR Properties, or (ii) any zoning, building or similar law, code, ordinance, order or regulation is or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any of the EQR Properties or by the continued maintenance, operation or use of the parking areas, other than such notices which, in the aggregate, would not have an EQR Material Adverse Effect.

          (f) All work to be performed, payments to be made and actions to be taken by EQR or the EQR Subsidiaries prior to the date hereof pursuant to any agreement entered into with a governmental body or authority in connection with a site approval, zoning reclassification or similar action relating to any EQR Properties (e.g., Local Improvement District, Road

Improvement District, Environmental Mitigation), has been performed, paid or taken, as the case may be, except where the failure to do so would, in the aggregate, not have an EQR Material Adverse Effect, and EQR has no Knowledge of any planned or proposed work, payments or actions that may be required after the date hereof pursuant to such agreements which would have an EQR Material Adverse Effect.

     3.10 ENVIRONMENTAL MATTERS. None of EQR, any of the EQR Subsidiaries or, to EQR's Knowledge, any other Person has caused or permitted (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the EQR Properties, or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials to have occurred or be presently occurring on or from the EQR Properties as a result of any construction on or operation and use of such properties, which presence or occurrence would, individually or in the aggregate, have an EQR Material Adverse Effect; and in connection with the construction on or operation and use of the EQR Properties, EQR and the EQR Subsidiaries have not failed to comply in any material respect with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials, except to the extent such failure to comply, individually or in the aggregate, would not have an EQR Material Adverse Effect.

     3.11  TAXES.

          (a) Each of EQR and the EQR Subsidiaries has filed all tax returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Entity having authority to do so) and has paid (or EQR has paid on its behalf) all Taxes shown on such returns and reports as required to be paid by it except where the failure to file such tax returns or reports and failure to pay such Taxes would not have an EQR Material Adverse Effect. The most recent audited financial statements contained in the EQR SEC Documents reflect an adequate reserve for all material Taxes payable by EQR and the EQR Subsidiaries for all taxable periods and portions thereof through the date of such financial statements. Since the EQR Financial Statement Date, EQR has incurred no liability for taxes under Sections 857(b), 860(c) or 4981 of the Code, including without limitation any tax arising from a prohibited transaction described in Section 857(b)(6) of the Code, and neither EQR nor any EQR Subsidiary has incurred any liability for taxes other than in the ordinary course of business. No event has occurred, and no condition or circumstance exists, which presents a material risk that any material Tax described in the preceding sentence will be imposed upon EQR. To the Knowledge of EQR, no deficiencies for any Taxes have been proposed, asserted or assessed against EQR or any of the EQR Subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending.

          (b) EQR (i) for all taxable years commencing with 1993 through the most recent December 31, has been subject to taxation as a REIT within the meaning of Section 856 of the Code and has satisfied all requirements to qualify as a REIT for such years, (ii) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT for the tax year ending December 31, 1997, and (iii) has not taken or omitted to take any action which would reasonably be expected to (A) result in any rents paid by tenants to the EQR Properties to be excluded from the definition of "rents from real property" under Section 856(d)(2) of the Code, or
(B) otherwise result in a challenge to its status as a REIT, and to EQR's Knowledge, no such challenge is pending or threatened. Each EQR Subsidiary which is a partnership, joint venture or limited liability company has been treated since its formation and continues to be treated for federal income tax purposes as a partnership and not as a corporation or as an association taxable as a corporation.

     3.12 BROKERS; SCHEDULE OF FEES AND EXPENSES. No broker, investment banker, financial advisor or other person, other than J.P. Morgan Securities, Inc., the fees and expenses of which have previously been disclosed to Wellsford and will be paid by EQR, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of EQR or any EQR Subsidiary.

     3.13 COMPLIANCE WITH LAWS. Except as disclosed in the EQR SEC Documents, neither EQR nor any of the EQR Subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule, judgment, decree or order of any Governmental Entity applicable to its business, properties or operations, except to the extent that such violation or failure would not have an EQR Material Adverse Effect.

     3.14 CONTRACTS; DEBT INSTRUMENTS. Neither EQR nor any EQR Subsidiary has received a written notice that EQR or any EQR Subsidiary is in violation of or in default under (nor to the Knowledge of EQR does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under) any material loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or any other material contract, agreement, arrangement or understanding, to which it is a party or by which it or any of its properties or assets is bound, nor to the Knowledge of EQR does such a violation or default exist, except to the extent such violation or default, individually or in the aggregate, would not have an EQR Material Adverse Effect, except as set forth in Schedule 3.14 to the EQR Disclosure Letter.

     3.15 OPINION OF FINANCIAL ADVISOR. EQR has received the opinion of J. P. Morgan Securities, Inc., dated January 15, 1997, satisfactory to EQR, a signed copy of which has been provided to Wellsford, to the effect that the consideration to be paid by EQR in connection with the Merger is fair, from a financial point of view, to EQR.

     3.16 STATE TAKEOVER STATUTES. EQR has taken all action necessary to exempt transactions between EQR and Wellsford and its Affiliates from the operation of Takeover Statutes.

     3.17 REGISTRATION STATEMENT. The information with respect to EQR and the EQR Subsidiaries included in the Registration Statement will not, as of the effective date of the Registration Statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.18 WELLSFORD SHARES OF BENEFICIAL INTEREST. Neither EQR nor any of the EQR Subsidiaries owns any shares of beneficial interest of Wellsford or other securities convertible into shares of beneficial interest of Wellsford.

     3.19  INTENTIONALLY OMITTED.

     3.20 INVESTMENT COMPANY ACT OF 1940. Neither EQR nor any of the EQR Subsidiaries is, or at the Effective Time will be, required to be registered under the 1940 Act.

     3.21 DEFINITION OF KNOWLEDGE OF EQR. As used in this Agreement, the phrase "to the Knowledge of EQR" (or words of similar import) means the knowledge of those individuals identified in Schedule 3.21 of the EQR Disclosure Letter.


                                   ARTICLE 4
                                   ---------

                                   COVENANTS
                                   ---------

     4.1 ACQUISITION PROPOSALS. Except as set forth in the Wellsford Disclosure Letter, prior to the Effective Time, Wellsford agrees that:

          (a) neither it nor any of the Wellsford Subsidiaries shall initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to its shareholders) with respect to a merger, acquisition, tender offer, exchange offer, consolidation, sale of assets or similar transaction involving all or any significant portion of the assets or any equity securities of, Wellsford or any of the Wellsford Subsidiaries, other than the transactions contemplated by this Agreement (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal") or engage in any negotiations concerning or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal;

          (b) it will use its best efforts not to permit any of its officers, trustees, employees, agents or financial advisors to engage in any of the activities described in Section 4.1(a);

          (c) it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and will take the necessary steps to inform the individuals or entities referred to in Section 4.1(b) of the obligations undertaken in this Section 4.1; and

          (d) it will notify EQR immediately if Wellsford receives any such inquiries or proposals, or any requests for such information, or if any such negotiations or discussions are sought to be initiated or continued with it;

provided, however, that nothing contained in this Section 4.1 shall prohibit the Board of Trustees of Wellsford from (i) furnishing information to or entering into discussions or negotiations with, any person or entity that makes an unsolicited Acquisition Proposal, if, and only to the extent that (A) the Board of Trustees of Wellsford determines in good faith that such action is required for the Board of Trustees to comply with its duties to shareholders imposed by law, (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, Wellsford provides written notice to EQR to the effect that it is furnishing information to, or entering into discussions with, such person or entity, and (C) subject to any confidentiality agreement with such person or entity (which Wellsford determined in good faith was required to be executed in order for the Board of Trustees to comply with its duties to shareholders imposed by law), Wellsford keeps EQR informed of the status (not the terms) of any such discussions or negotiations; and (ii) to the extent applicable, complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal. Nothing in this Section 4.1 shall (x) permit Wellsford to terminate this Agreement (except as specifically provided in Article 7 hereof), (y) permit Wellsford to enter into an agreement with respect to an Acquisition Proposal during the term of this Agreement (it being agreed that during the term of this Agreement, Wellsford shall not enter into an agreement with any Person that provides for, or in any way facilitates, an Acquisition Proposal (other than a confidentiality agreement in customary form executed as provided above)) or (z) affect any other obligation of Wellsford under this Agreement; provided, however, that the Board of Trustees of Wellsford may approve and recommend a Superior Acquisition Proposal and, in connection therewith, withdraw or modify its approval or recommendation of this Agreement and the Merger. As used herein, "Superior Acquisition Proposal" means a bona fide Acquisition Proposal made by a third party which a majority of the members of the Board of Trustees of Wellsford determines in good faith to be more favorable to Wellsford's shareholders from a financial point of view than the Merger and which the Board of Trustees of Wellsford determines is reasonably capable of being consummated.

     4.2 CONDUCT OF WELLSFORD'S BUSINESS PENDING MERGER. Prior to the Effective Time, except as (i) contemplated by this Agreement, (ii) necessary to accomplish the Spin-Off, (iii) disclosed in the Wellsford Disclosure Letter or Exhibit "J" or (iv) consented to in writing by EQR, Wellsford shall, and shall cause each of the Wellsford Subsidiaries to:

          (a) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore;

          (b) use its reasonable efforts to preserve intact its business organizations and goodwill and keep available the services of its officers and employees;

          (c) confer on a regular basis with one or more representatives of EQR to report operational matters of materiality and, subject to Section 4.1, any proposals to engage in material transactions;

          (d) promptly notify EQR of any material emergency or other material change in the condition (financial or otherwise), business, properties, assets, liabilities, prospects or the normal course of its businesses or in the operation of its properties, or of any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated);

          (e) promptly deliver to EQR true and correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement;

          (f) maintain its books and records in accordance with GAAP consistently applied and not change in any material manner any of its methods, principles or practices of accounting in effect at the Financial Statement Date, except as may be required by the SEC, applicable law or GAAP;

          (g) duly and timely file all reports, tax returns and other documents required to be filed with federal, state, local and other authorities, subject to extensions permitted by law, provided Wellsford notifies EQR that it is availing itself of such extensions and provided such extensions do not adversely affect Wellsford's status as a qualified REIT under the Code;

          (h) not make or rescind any express or deemed election relative to Taxes (unless required by law or necessary to preserve Wellsford's status as a REIT or the status of any Wellsford Subsidiary as a partnership for federal income tax purposes or as a qualified REIT subsidiary under Section 856(i) of the Code, as the case may be);

          (i) not acquire, enter into any option to acquire, or exercise an option or contract to acquire, additional real property, incur additional indebtedness except for working capital under its revolving line(s) of credit, encumber assets or commence construction of, or enter into any agreement or commitment to develop or construct, other real estate projects, except in the ordinary course of the multi-family apartment business, which shall include all activities necessary to proceed with the acquisition, ownership and construction of Phases I, II and III of the multi-family residential project in Douglas County, Colorado referred to as "Palomino Park" in accordance with the agreements in existence on the date of this Agreement and previously furnished to EQR (the "Palomino Development Agreements");

          (j) not amend its Amended and Restated Declaration of Trust, Articles or Certificate of Incorporation, Bylaws, code of regulations or partnership agreement or comparable charter or organizational document or the articles of incorporation, by-laws, partnership agreement, joint venture agreement or comparable charter or organization document of any Wellsford Subsidiary without EQR's prior written consent, which shall not be unreasonably withheld or delayed;

          (k) make no change in the number of shares of beneficial interest or capital stock, membership interests or units of limited partnership interest issued and outstanding, other than pursuant to (i) the exercise of options disclosed in Schedule 2.3 to the Wellsford Disclosure Letter and the issuance of shares and options described in Exhibit "J" to this Agreement, (ii) the conversion of Wellsford Series A Preferred Shares pursuant to the terms of the Articles Supplementary for the Wellsford Series A Preferred Shares, (iii) options to purchase Wellsford Common Shares which are issued, and (iv) the Dividend Reinvestment and Share Purchase Plan of Wellsford;

          (l) grant no options or other right or commitment relating to its shares of beneficial interest or capital stock, membership interests or units of limited partnership interest or any security convertible into its shares of beneficial interest or capital stock, membership interests or units of limited partnership interest, or any security the value of which is measured by shares of beneficial interest, or any security subordinated to the claim of its general creditors;

          (m) except as provided in Section 5.13 hereof and in connection with the use of shares of beneficial interest of Wellsford to pay the exercise price or tax withholding in connection with equity-based employee benefit plans by the participants therein, not (i) authorize, declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of its beneficial interest or capital stock, or (ii) directly or indirectly redeem, purchase or otherwise acquire any shares of beneficial interest, shares of capital stock, membership interests or units of partnership interest or any option, warrant or right to acquire, or security convertible into, shares of beneficial interest, shares of capital stock, membership interests, or units of partnership interest;

          (n) not sell, lease, mortgage, subject to Lien or otherwise dispose of any material part of its assets, individually or in the aggregate, except in the ordinary course of business;

          (o) not make any loans, advances or capital contributions to, or investments in, any other Person, other than (i) loans, advances and capital contributions to Wellsford Subsidiaries in existence on the date hereof (other than Newco and Subsidiaries of

     Newco), and (ii) loans to Newco and Subsidiaries of Newco bearing interest at a rate per annum equal to the rate of interest payable under the Second Amended and Restated Revolving Credit Agreement dated June 30, 1995 between Wellsford and First National Bank of Boston, as agent for itself and other banks ("Revolver Rate"), which loans to Newco and its Subsidiaries shall become due and payable in full on the Closing Date; provided the proceeds of such loans are not applied to activities which are not permitted under this Section 4.2;

          (p) not pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) furnished to EQR or incurred in the ordinary course of business consistent with past practice;

          (q) not enter into any commitment, contractual obligation, capital expenditure or transaction (each, a "Commitment") which may result in total payments or liability by or to it in excess of $1,000,000 or aggregate Commitments in excess of $5,000,000;

          (r) not guarantee the indebtedness of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, other than guarantees of indebtedness of Newco and Subsidiaries of Newco; provided, that on the Closing Date, the Surviving Trust is unconditionally and irrevocably released from any obligations with respect to such guarantees or the indebtedness so guaranteed is paid in full without the payment of any consideration by the Surviving Trust and its Subsidiaries;

          (s) not enter into any Commitment with any officer, trustee, consultant or Affiliate of Wellsford or any of the Wellsford Subsidiaries;

          (t) not increase any compensation or enter into or amend any employment agreement with any of its officers, directors or employees earning more than $50,000 per annum, other than waivers by employees of benefits under such agreements;

          (u) not adopt any new employee benefit plan or amend any existing plans or rights, except for changes which are required by law and changes which are not more favorable to participants than provisions presently in effect;

          (v) not settle any shareholder derivative or class action claims arising out of or in connection with any of the transactions contemplated by this Agreement;

          (w) not change the ownership of any of its Subsidiaries except pursuant to the Contribution Agreement on the Closing Date; and

          (x) not accept a promissory note in payment of the exercise price payable under any option to purchase Wellsford Common Shares.

For purposes of this Section 4.2 only, any contract, transaction or other event shall be deemed to be material if it would result or is expected to result in a net impact on Wellsford's consolidated income statement in excess of $1,000,000, or on Wellsford's consolidated balance sheet in excess of $1,000,000.

     Notwithstanding anything to the contrary herein contained, prior to the Effective Time, Newco and its Subsidiaries shall not be bound by the restrictions which would otherwise be applicable under Sections 4.2(a), (b),
(c), (d), (i), (j), (k), (l), (m)(ii), (n), (o), (p), (q), (r), (s), (t), (u),
or (w); provided, however, that in no event may Newco:

               (i) issue any of its shares to any Person other than Wellsford prior to the Spin-Off for less than fair value;

              (ii) take any action or fail to take any action which would reasonably be expected to result in the termination of or a challenge to Wellsford's status as a REIT within the meaning of Section 856 of the Code, or result in a Wellsford Material Adverse Effect;

             (iii) enter into any contract which creates or imposes any obligation on, or otherwise purports to bind, Wellsford or any of the other Wellsford Subsidiaries;

              (iv) take any action or omit to take any action which causes a default under any loan agreement to which Wellsford is a party;

               (v) amend its Articles of Incorporation or By-laws in any manner which is inconsistent with the provisions of the Newco Stock Purchase Agreement.

     Notwithstanding anything to the contrary herein contained, prior to the Effective Time, WPHC and its Subsidiaries may:

     (A) amend the existing operating agreements of the Subsidiaries of WPHC in a manner which is not adverse to the interests of WPHC in such Subsidiaries;

     (B) purchase the interest of Al Feld in the Subsidiaries of WPHC in accordance with the agreements granting such right in effect on the date of this Agreement and previously furnished to EQR; and

     (C) fulfill their respective obligations under the Palomino Development Agreements.

     4.3 CONDUCT OF EQR'S BUSINESS PENDING MERGER. Prior to the Effective Time, except as (i) contemplated by this Agreement, or (ii) consented to in writing by Wellsford, EQR shall, and shall cause each of the EQR Subsidiaries to:

          (a) use its reasonable efforts to preserve intact its business organizations and goodwill and keep available the services of its officers and employees;

          (b) confer on a regular basis with one or more representatives of Wellsford to report operational matters of materiality which would have an EQR Material Adverse Effect;

          (c) promptly notify Wellsford of any material emergency or other material change in the condition (financial or otherwise), business, properties, assets, liabilities, prospects or the normal course of its businesses or in the operation of its properties, or of any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated);

          (d) promptly deliver to Wellsford true and correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement;

          (e) maintain its books and records in accordance with GAAP consistently applied; and

          (f) duly and timely file all reports, tax returns and other documents required to be filed with federal, state, local and other authorities.

For purposes of this Section 4.3 only, an emergency, change, complaint, investigation or hearing shall be deemed material if it would reasonably be expected to have an EQR Material Adverse Effect.

     In addition, during the period beginning the day after the fifth (5th) trading day prior to the date which the proxy statements required by Section 5.1 hereof are dated and ending on (but including) the Closing Date, EQR will not
(a) issue any EQR Common Shares or other securities convertible into EQR Common Shares in any single transaction or series of transactions having an aggregate issuance price in excess of $250,000,000, or (b) announce any merger with or acquisition of all or substantially all the assets of another entity which has net assets in excess of $250,000,000.

     4.4 COVENANT OF EQR. If EQR enters into negotiations with another Person who has a class of equity securities registered under the Exchange Act regarding the acquisition of such Person (whether effected through a merger, consolidation, share exchange, tender offer or other form), then at least three
(3) business days prior to executing any definitive agreement with such Person with respect to such acquisition or making a tender offer for the shares or other ownership interests of such Person, EQR shall notify Wellsford of such transaction and consult with Wellsford with respect thereto, it being understood, however, that Wellsford shall have no approval rights with respect thereto.

     4.5 OTHER ACTIONS. Each of Wellsford on the one hand and EQR on the other hand shall not, and shall use commercially reasonable efforts to cause their Subsidiaries not to take, any action that would result in (i) any of the representations and warranties of such party (without giving effect to any "knowledge" qualification) set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties (without giving effect to any "knowledge" qualification) that are not so qualified becoming untrue in any material respect or (iii) except as contemplated by Section 4.1, any of the conditions to the Merger set forth in
Article 6 not being satisfied.

     4.6 FILING OF CERTAIN REPORTS. The Surviving Trust shall file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Affiliate of Wellsford or EQR may reasonably request, all to the extent required from time to time to enable such Affiliate to sell shares of beneficial interest of the Surviving Trust received by such Affiliate in the Merger without registration under the Securities Act pursuant to (i) Rule 145(d)(1) under the Securities Act, as such Rule may be amended from to time, or (ii) any successor rule or regulation hereafter adopted by the SEC.


                                   ARTICLE 5
                                   ---------

                              ADDITIONAL COVENANTS
                              --------------------

     5.1 PREPARATION OF THE REGISTRATION STATEMENT AND THE PROXY STATEMENT; WELLSFORD SHAREHOLDERS MEETING AND EQR SHAREHOLDERS MEETING.

          (a) As soon as practicable following the date of this Agreement, Wellsford and EQR shall prepare and file with the SEC a preliminary Proxy Statement in form and substance satisfactory to each of EQR and Wellsford and such registration statements under the Securities Act and Exchange Act as may be required (collectively, the "Registration Statement"). To the extent practicable, the parties shall utilize one document for transmittal to their respective shareholders to meet applicable legal requirements. Each of Wellsford and EQR shall use its reasonable best efforts to (i) respond to any comments of the SEC and (ii) have the Registration

Statement declared effective under the Securities Act and the rules and regulations promulgated thereunder as promptly as practicable after such filing and to keep the Registration Statement effective as long as is necessary to consummate the Merger. Each of Wellsford and EQR will use its reasonable best efforts to cause the Proxy Statement to be mailed to Wellsford's shareholders and EQR's shareholders, respectively, as promptly as practicable after the Registration Statement is declared effective under the Securities Act. Each party agrees to date its Proxy Statement as of the same date, which shall be the approximate date of mailing to the shareholders of the respective parties. Each party will notify the other promptly of the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Registration Statement or the Proxy Statement or for additional information and will supply the other with copies of all correspondence between such party or any of its representatives and the SEC, with respect to the Registration Statement or the Proxy Statement. The Registration Statement and the Proxy Statement shall comply in all material respects with all applicable requirements of law. Prior to mailing the Proxy Statement to their respective shareholders, EQR and Wellsford shall have received the letters from their respective accountants provided for by Section 5.8. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Registration Statement or the Proxy Statement, EQR or Wellsford, as the case may be, shall promptly inform the other of such occurrences and cooperate in filing with the SEC and/or mailing to the shareholders of EQR and the shareholders of Wellsford such amendment or supplement to the Proxy Statement. Wellsford or EQR, whichever shall become the Surviving Trust, also shall take any action required to be taken under any applicable state securities or "blue sky" laws in connection with the issuance of shares of beneficial interest of the Surviving Trust pursuant to the Merger, and the other party shall furnish all information concerning such party and the holders of the shares of beneficial interest of such party and rights to acquire shares of beneficial interest as may be reasonably requested in connection with any such action.

          (b) EQR will, as soon as practicable following the date of this Agreement (but in no event sooner than 20 business days following the date the Proxy Statement is mailed to the shareholders of Wellsford), duly call, give notice of, convene and hold a meeting of its shareholders (the "EQR Shareholders Meeting") for the purpose of obtaining the EQR Shareholder Approvals. EQR will, through its Board of Trustees, recommend to its shareholders approval of this Agreement, the Merger, and the transactions contemplated by this Agreement.

          (c) Wellsford will, as soon as practicable following the date of this Agreement (but in no event sooner than 20 business days following the date the Proxy Statement is mailed to the shareholders of Wellsford), duly call, give notice of, convene and hold a meeting of its shareholders (the "Wellsford Shareholders Meeting") for the purpose of obtaining Wellsford Shareholder Approvals. Wellsford will, through its Board of Trustees, recommend to its shareholders approval of this Agreement, the Merger and the transactions contemplated by this Agreement; provided, that prior to the Wellsford Shareholders Meeting, such recommendation may be withdrawn, modified or amended to the extent that, as a result of the commencement or receipt of a proposal constituting a Superior Acquisition Proposal, the Board of Trustees of

Wellsford determines in good faith that such withdrawal, modification or amendment is appropriate.

          (d) EQR and Wellsford shall use their best efforts to hold their respective shareholder meetings on the same day, which day, subject to the provisions of Sections 5.1(b) and 5.1(c), shall be a day not later than 45 days after the date the Proxy Statement is mailed.

          (e) If on the date for the EQR Shareholders Meeting and Wellsford Shareholders Meeting established pursuant to Section 5.1(d) of this Agreement, either EQR or Wellsford has not received a sufficient number of proxies to approve the Merger (but less than 1/3rd of the outstanding common shares of beneficial interest of such party have voted against the Merger), then both parties shall adjourn their respective shareholders meetings until the first to occur of (i) the date ten (10) days after the originally scheduled date of the shareholders meetings or (ii) the date on which the requisite number of proxies approving the Merger has been obtained or proxies have been received representing more than one-third of its outstanding common shares of beneficial interest which voted against the Merger.

     5.2 ACCESS TO INFORMATION: CONFIDENTIALITY. Subject to the requirements of confidentiality agreements with third parties, each of Wellsford and EQR shall, and shall cause each of its Subsidiaries to, afford to the other party and to the officers, employees, accountants, counsel, financial advisors and other representatives of such other party, reasonable access during normal business hours prior to the Effective Time to all their respective properties, books, contracts, commitments, personnel and records and, during such period, each of Wellsford and EQR shall, and shall cause each of its Subsidiaries to, furnish promptly to the other party (a) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws and (b) all other information concerning its business, properties and personnel as such other party may reasonably request. Each of Wellsford and EQR, shall cause its Subsidiaries to, and shall use commercially reasonable efforts to cause its officers, employees, accountants, counsel, financial advisors and other representatives and affiliates to, hold any nonpublic information in confidence to the extent required by, and in accordance with, and will comply with the provisions of the letter agreement dated as of October 9, 1996 between Wellsford and EQR (the "Confidentiality Agreement").

     5.3  BEST EFFORTS; NOTIFICATION.

          (a) Subject to the terms and conditions herein provided, Wellsford and EQR shall: (i) use all reasonable best efforts to cooperate with one another in
(A) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, governmental or regulatory authorities of the United States, the several states and foreign jurisdictions and any third parties in connection with the execution and delivery of this Agreement, and the consummation of the transactions contemplated by such agreements and (B) timely making all such filings and timely seeking all such consents, approvals, permits and authorizations; (ii) use all reasonable best efforts to obtain in writing any consents required from third parties to effectuate the Merger, such consents to be in form reasonably satisfactory to Wellsford and EQR; and (iii) use all reasonable best efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and trustees of Wellsford and EQR shall take all such necessary action.

          (b) Wellsford shall give prompt notice to EQR, and EQR shall give prompt notice to Wellsford, (i) if any representation or warranty made by it contained in this Agreement that is qualified as to materiality becomes untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becomes untrue or inaccurate in any material respect or (ii) of the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

     5.4 COSTS OF TRANSACTION. On the Closing Date, Wellsford and EQR shall execute, and Wellsford shall cause Newco to execute, the Transaction and Termination Costs Agreement in substantially in the form attached as Exhibit "H" hereto (the "Transaction Costs Agreement").

     5.5 TAX TREATMENT. Each of EQR and Wellsford shall use its reasonable best efforts to cause the Merger to qualify as a reorganization under the provisions of Sections 368(a) of the Code and to obtain the opinions of counsel referred to in Sections 6.2(e) and 6.3(f).

     5.6 PUBLIC ANNOUNCEMENTS. EQR and Wellsford will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other written public statements with respect to the transactions contemplated by this Agreement, including the Merger and the Spin-Off, and shall not issue any such press release or make any such written public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement will be in the form agreed to by the parties hereto prior to the execution of this Agreement.

     5.7 LISTING. Prior to the Effective Time, EQR or Wellsford (whichever shall be the Surviving Trust), shall use its best efforts to have the NYSE approve for listing, upon official notice of issuance, the shares of beneficial interest to be issued in the Merger.

     5.8  LETTERS OF ACCOUNTANTS.

          (a) Wellsford shall use its reasonable best efforts to cause to be delivered to EQR the "comfort" letter of Ernst & Young, Wellsford's independent public accountants, dated and delivered the date on which the Registration Statement shall become effective and as of the Effective Time, and addressed to EQR, in form and substance reasonably satisfactory to EQR and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement.

          (b) EQR shall use its reasonable best efforts to cause to be delivered to Wellsford the "comfort" letter of Ernst & Young, EQR's independent public accountants, dated the date on which the Registration Statement shall become effective and as of the Effective Time, and addressed to Wellsford, in form and substance reasonably satisfactory to Wellsford and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement.

     5.9 TRANSFER AND GAINS TAXES. EQR and Wellsford shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added stock transfer and stamp taxes, any transfer, recording, registration and other fees and any similar taxes which become payable in connection with the transactions contemplated by this Agreement (together with any related interests, penalties or additions to tax, "Transfer and Gains Taxes"). From and after the Effective Time, the Surviving Trust shall, or shall cause ERP Operating Partnership, as appropriate, to pay or cause to be paid, without deduction or withholding from any amounts payable to the holders of beneficial interests in the Surviving Trust, all Transfer and Gains Taxes.

     5.10  BENEFIT PLANS AND OTHER EMPLOYEE ARRANGEMENTS.

          (a) BENEFIT PLANS. After the Effective Time, all employees of Wellsford who are employed by the Surviving Trust shall, at the option of the Surviving Trust, either continue to be eligible to participate in an "employee benefit plan", as defined in Section 3(3) of ERISA, of Wellsford which is, at the option of the Surviving Trust, continued by the Surviving Trust, or alternatively shall be eligible to participate in the same manner as other similarly situated employees of the Surviving Trust who were formerly employees of EQR in any "employee benefit plan," as defined in Section 3(3) of ERISA, sponsored or maintained by the Surviving Trust after the Effective Time. With respect to each such employee benefit plan, service with EQR or any EQR Subsidiary or with Wellsford or any Wellsford Subsidiary (as applicable) shall be included for purposes of determining eligibility to participate, vesting (if applicable) and entitlement to benefits. With respect to medical benefits provided by the Surviving Trust on and after the Closing Date, coverage that would otherwise be denied due to a preexisting illness shall be provided to those employees who were covered by a plan sponsored by EQR, Wellsford or any of their Subsidiaries before the Closing Date, but only to the extent that such illness was covered under such a plan before the Closing Date.

          (b) SHARE INCENTIVE PLANS. The share incentive plans of Wellsford and EQR, respectively, shall be terminated or continued, as specifically set forth in the Articles of Merger.

          (c) RETENTION PROGRAM. As of the Effective Time, the Surviving Trust shall adopt a severance and retention program (the "Retention Program") with respect to those employees of Wellsford and the Wellsford Subsidiaries set forth in Schedule 5.10 to the Wellsford Disclosure Letter (the "Schedule 5.10 Employees") by issuing to such Schedule 5.10 Employees a letter substantially in the form attached hereto as Exhibit "I" (the "Retention Program Letter"); provided, however, that in no event may the aggregate obligations of Wellsford and the Surviving Trust under the Retention Program exceed $544,575. The Surviving Trust shall maintain the Retention Program in accordance with the terms thereof. In no event shall Wellsford adopt or agree to any other severance or retention program in addition to the Retention Program, except as otherwise specifically set forth in this Agreement. Neither the Retention Program nor any other term of this Agreement shall require the Surviving Trust to continue the employment of any employee of Wellsford after the Effective Time. The Surviving Trust shall pay the amount set forth in Schedule 5.10 to the Wellsford Disclosure Letter to each Schedule 5.10 Employee whose employment is involuntarily terminated by the Surviving Trust without cause prior to such employee's receipt of the Retention Program Letter.

          (d) AGREEMENT OF OPTIONEES. Prior to the Closing, Wellsford shall use its best efforts to obtain the written agreement of each employee (other than the Executives of Wellsford as set forth in Exhibit "J" to this Agreement) holding an option to purchase Wellsford Common Shares described in Schedule 2.3 to the Wellsford Disclosure Letter and of David Kelley to the cancellation of such option at the Effective Time for cash in an amount equal to the difference between $27.50 and the applicable exercise price set forth in such option, multiplied by the number of Wellsford Common Shares subject to such option.

          (e) RELEASE OF SURVIVING TRUST.  At the Closing, each of (i) Jeffrey
H. Lynford, (ii) Edward Lowenthal, and (iii) each of the other Key Executives set forth in Exhibit "J" who have agreed to the conversion of their options to purchase Wellsford Common Shares into options to purchase common shares of Newco, shall release the Surviving Trust from any obligations of Wellsford to him under options to purchase Wellsford Common Shares which are exchanged for or converted into options to purchase common shares of Newco.

          (f) WITHHOLDING. Wellsford shall require each employee who exercises an option to purchase Wellsford Common Shares or who receives Wellsford Common Shares pursuant to any existing commitment to pay to Wellsford in cash or Wellsford Common Shares an amount sufficient to satisfy in full Wellsford's obligation to withhold Taxes incurred by reason of such exercise or issuance.

          (g) EXECUTIVES. The compensation, benefits, payments, accelerations, share options and share appreciation rights of the "Executives" and the trustees of Wellsford, as set forth in Exhibit "J" to this Agreement, shall be satisfied at the Effective Time in accordance with the terms set forth in Exhibit "J" and
Schedule 5.10(g) to the Wellsford Disclosure Letter. For purposes of valuing all existing options to be converted into options to purchase common shares of Newco, Wellsford has utilized the Merrill Lynch trading desk formula pricing model and take into account the number of options held, the exercise price and duration thereof, the volatility of the market price of the shares involved, and other required factors.

          (h) COMMITTEE ACTION. Wellsford shall cause the appropriate committee to take the appropriate action under Wellsford's 1992 Share Option Plan and under its Long-Term Management Incentive Plan to cause each option to purchase Wellsford Common Shares which remains unexercised as of the Effective Time to be amended to adjust the number of shares for which such option is thereafter exercisable and the exercise price by the Exchange Ratio, as provided for in the Articles of Merger.

     5.11  INDEMNIFICATION.

          (a) From and after the Effective Time, the Surviving Trust shall provide exculpation and indemnification for each person who is now or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer or trustee of Wellsford or any Wellsford Subsidiary (the "Indemnified Parties") which is the same as the exculpation and indemnification provided to the Indemnified Parties by Wellsford and the Wellsford Subsidiaries immediately prior to the Effective Time in its Amended and Restated Declaration of Trust and Bylaws, as in effect on the date hereof; provided, that such exculpation and indemnification covers actions on or prior to the Effective Time, including, without limitation, all transactions contemplated by this Agreement. In no event shall the Surviving Trust be obligated to provide directors' and officers' liability insurance. If the Surviving Trust has directors and officers' insurance, such insurance shall apply to all directors and officers of the Surviving Trust serving as such during the period such coverage is in effect.

          (b) The Surviving Trust shall continue in force and effect after the Effective Time each Indemnification Agreement between EQR and any Person which was in force and effect immediately prior to the Effective Time.

          (c) The provisions of this Section 5.11 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her personal representatives and shall be binding on all successors and assigns of EQR and Wellsford.

          (d) In the event that the Surviving Trust or any of its respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case the successors and assigns of such entity shall assume the obligations set forth in this Section 5.11, which obligations are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each trustee and officer covered hereby.

     5.12 CONTRIBUTION AGREEMENT. Wellsford shall cause Newco to execute the Contribution Agreement and any other agreement related to the transactions contemplated hereby to which Newco is a party provided that Wellsford has obtained all material consents required to be obtained by Wellsford and the Wellsford Subsidiaries from third parties in order to perform their respective obligations under the Contribution Agreement and the other agreements contemplated hereby to which Newco is a party. Wellsford shall diligently seek and use its best efforts to obtain such consents prior to the Closing Date. Wellsford shall keep EQR currently apprised of its progress in obtaining such consents. Wellsford shall inform EQR promptly if it appears unlikely that any given consent will be obtained. Wellsford shall cooperate with EQR in taking any action to either obtain such consents or to put Wellsford and the Wellsford Subsidiaries in a position so that such consents are no longer required; provided such action does not cost Wellsford a material amount or materially adversely affect Wellsford and the Wellsford Subsidiaries.

     5.13 DECLARATION OF DIVIDENDS AND DISTRIBUTIONS. From and after the date of this Agreement, Wellsford shall not make any dividend or distribution to its shareholders without the prior written consent of EQR; provided, however, the written consent of EQR shall not be required for the distribution of Newco shares pursuant to the Spin-Off and for the authorization and payment of quarterly distributions with respect to the Wellsford Common Shares of up to $0.485 per share, the Wellsford Series A Preferred Shares of up to $0.4375 per share and the Wellsford Series B Preferred Shares of up to $0.603125 per share; provided, however, the record date for each distribution with respect to the Wellsford Common Shares shall be the same date as the record date for the quarterly distribution for the Common Shares of EQR as provided to Wellsford by notice not less than twenty (20) business days prior to the record date for any quarterly EQR distribution; provided, however, in the event EQR has not notified Wellsford of the record date for a quarterly distribution with respect to the EQR Common Shares for any quarter prior to the last twenty (20) business days of such quarter, Wellsford may authorize a distribution on the Wellsford Common Shares, subject to the terms and conditions of this Section 5.13. Notwithstanding the foregoing, if EQR is to be the Surviving Trust, Wellsford may make distributions to its shareholders in excess of the foregoing amounts without the consent of EQR but only to the extent such distributions are required to comply with the minimum distribution requirements set forth in
Section 857(b) of the Code.

     5.14 CONSULTING AGREEMENTS. ERP Operating Partnership shall enter into a consulting agreement with each of Jeffrey H. Lynford and Edward Lowenthal which shall become effective as of the Effective Time and shall be in substantially the forms attached hereto as Exhibit "K".

     5.15 TRANSFER OF MANAGEMENT COMPANY SHARES. At the Closing, Wellsford shall cause the owners (other than Wellsford or a wholly-owned subsidiary of Wellsford) to transfer to such person or persons as EQR shall designate by written notice delivered to Wellsford prior to the Closing, all of the shares of Wellsford Holly Management Inc. ("Management Corp.") owned by them, constituting all the outstanding shares of the Management Corp. which are not owned by Wellsford or a wholly-owned subsidiary of Wellsford for an aggregate consideration of $1.00, unless Management Corp. was dissolved prior to the Closing Date.

     5.16 TRANSFER OF WELLSFORD ASSETS AFTER EFFECTIVE TIME. Wellsford acknowledges that immediately after the Effective Time, the real properties owned by Wellsford and the Wellsford Subsidiaries and the equity interests in certain of the Wellsford Subsidiaries shall be transferred to ERP Operating Partnership, subject to all liabilities of Wellsford and the Wellsford Subsidiaries, as a capital contribution in exchange for a number of units and preferred units of ERP Operating Partnership equal to the number of common shares of beneficial interest and preferred shares of beneficial interest of the Surviving Trust issued in the Merger to the owners of the shares of beneficial interest of Wellsford in the Merger; provided, however, that Wellsford makes no representation or warranty regarding EQR's ability to accomplish the foregoing, the costs that would be incurred in connection therewith or any consents or approvals that may be required therefor.

     5.17  NOTICES.

          (a) Within the time period provided for in the Amended and Restated Declaration of Trust of the Surviving Trust, the Surviving Trust shall notify the holders of Wellsford Series A Preferred Shares (which have been converted into Series D Preferred Shares of the Surviving Trust) of the conversion rate applicable to such shares after giving effect to the Merger.

          (b) Each party shall provide such notice to its shareholders of the Merger as is required under Maryland law.

     5.18 RESIGNATIONS. On the Closing Date, Wellsford shall cause the trustees, directors and officers of Wellsford and each of the Wellsford Subsidiaries (excluding Newco and its Subsidiaries) to submit their resignations from such positions, effective as of the Effective Time.

     5.19 THIRD PARTY MANAGEMENT AGREEMENTS. Wellsford shall not amend the existing Third Party Management Agreement which provides that such agreement may be cancelled by Wellsford on thirty days' notice or less without any charge, penalty or other cost for such cancellation. Wellsford shall not renew the other existing Third Party Management Agreement which expires in April, 1997 except on terms which permit its cancellation by Wellsford on thirty days' notice or less without any charge, penalty or other cost for such cancellation, and shall not thereafter amend such terms.

     5.20 REPAYMENT OF CERTAIN INDEBTEDNESS. Wellsford covenants that on the Closing Date it shall cause Newco and its Subsidiaries to repay all loans made to any of them by Wellsford or the other Wellsford Subsidiaries and to procure on the Closing Date the unconditional and irrevocable release of Wellsford and such other Wellsford Subsidiaries from any guaranties of the obligations of Newco and its Subsidiaries (whether effected directly or indirectly through the repayment of the indebtedness so guaranteed), other than the guaranties contemplated under the Credit Enhancement Agreement and the Palomino Agreement. Wellsford covenants that it shall cause Newco to apply the Contribution Funds (as defined in the Contribution Agreement) and shall cause Newco to request purchases of shares of Newco under the Newco Stock Purchase Agreement to the extent that Newco does not repay such indebtedness from other sources and obtain such releases by other means.

     5.21 10B-17 NOTICE. Wellsford shall give any notice required under Rule 10b-17 promulgated under the Exchange Act of the record date for determining the holders of Wellsford Common Shares entitled to receive the distribution of the shares of Newco owned by Wellsford. The parties shall co-operate in establishing the date for the Closing Date in order to facilitate compliance with said Rule.

     5.22 DENVER LEASE. Prior to the Closing Date, Wellsford may sublease the office space in Denver, Colorado currently leased by Wellsford (the "Denver Space") to a subtenant with EQR's prior consent, which consent shall not be withheld if such prospective tenant is financially capable of making the rental payments under the sublease. If the Denver Space has not been subleased by Wellsford by the Closing Date, the Surviving Trust shall use reasonable commercial efforts to sublease the Denver Space; provided that the Surviving Trust shall not be required to sublease such space to any Person which is not financially capable of making the payments required under the sublease. Newco may refer potential tenants to the Surviving Trust and may sublease the Denver Space itself. If the Denver Space is not subleased by the Closing Date, but is thereafter subleased by the Surviving Trust, the Surviving Trust shall pay to Newco the present value (determined using an interest rate of 8%) of all base rent payable under such sublease (net of third party brokers' commissions) promptly after such sublease is executed by the parties.

     5.23 NEW YORK LEASE. If prior to the Effective Time Wellsford is unable to obtain the consent of the landlord under the lease of the office space in New York, New York currently leased by Wellsford (the "New York Lease") to either
(a) the assignment of the New York Lease to Newco and the release of the Surviving Trust from all liability under the New York Lease, or (ii) the sublease to Newco of the space leased under the New York Lease, then the Surviving Trust will reasonably co-operate with Newco to provide Newco with the benefits of the New York Lease, including becoming a 50% joint venture partner with Newco in an entity formed to sublease such space.

     5.24 AMENDMENT TO ARTICLES OF WPHC. Prior to the Closing Date, Wellsford shall cause: (a) the Articles of Incorporation of WPHC to be amended so as to provide (i) for two classes of common shares which shall be identical in all respects except that (A) one class shall be voting (the "WPHC Voting Shares") and one class shall be non-voting (the "WPHC Non-Voting Shares"), and (B) each WPHC Non-Voting Share shall be convertible at any time into one WPHC Voting Share, and (ii) that no dividend may be declared or paid on the outstanding shares of either class of common shares of WPHC unless the same dividend is declared on both classes of common shares of WPHC, except that any stock dividend payable solely in common shares of WPHC shall be paid in WPHC Voting Shares, as to such dividends on WPHC Voting Shares, or WPHC Non-Voting Shares, as to dividends on WPHC Non-Voting Shares, and (b) the shares of WPHC owned by Wellsford to be converted or exchanged for 80 WPHC Voting Shares, which shall be contributed to Newco pursuant to the Contribution Agreement, and 20 WPHC Non-Voting Shares, which shall continue to be owned by the Surviving Trust after the Effective Time.

     5.25 COMPLETION OF ARTICLES OF MERGER. If the Closing Date occurs on or after the annual meeting of the shareholders of EQR for 1997, Exhibit "B" to the Articles of Merger shall be completed prior to the execution thereof by the parties in such a manner so that each of Jeffrey H. Lynford and Edward Lowenthal shall be designated as trustees whose terms expire at the annual meeting of the shareholders of the Surviving Trust held in 2000. If the Closing Date occurs before the annual meeting of the shareholders of EQR for 1997, (a) Exhibit "B" to the Articles of Merger shall be completed prior to the execution thereof by the parties in such a manner so that each of Jeffrey H. Lynford and Edward Lowenthal shall be designated as trustees whose terms expire at the annual meeting of the shareholders of the Surviving Trust held in 1998, and (b) Jerry
H. Lynford and Edward Lowenthal shall be designated as management's designees in the Surviving Trust's proxy material for its annual meeting of shareholders held in 1998 to serve as trustees of the Surviving Trust with terms expiring at the annual meeting of shareholders of the Surviving Trust held in 2000. The terms of the remaining trustees of the Surviving Trust shall be completed in Exhibit "B" in the manner designated by EQR.


                                   ARTICLE 6
                                   ---------

                                   CONDITIONS
                                   ----------

     6.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

          (a) SHAREHOLDER APPROVALS. This Agreement, the Merger and the transactions contemplated by this Agreement shall have been approved and adopted by the Shareholder Approvals.

          (b) LISTING OF SHARES. The NYSE shall have approved for listing the shares of beneficial interest of the Surviving Trust to be issued in the Merger, subject in each case to official notice of issuance.

          (c) REGISTRATION STATEMENT. The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings by the SEC seeking a stop order.

          (d) NO INJUNCTIONS OR RESTRAINTS. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or any of the other transactions contemplated hereby shall be in effect.

          (e) BLUE SKY LAWS. The Surviving Trust shall have received all state securities or "blue sky" permits and other authorizations necessary to issue shares of beneficial interest to the shareholders of EQR and Wellsford.

          (f) OPINION OF MARYLAND COUNSEL. EQR and Wellsford shall have received the opinion of Ballard Spahr Andrews & Ingersoll to the effect that this Agreement and the Articles of Merger are enforceable under Maryland law, that all requisite approval of the Merger by the shareholders of EQR and Wellsford has been obtained, and as to such other matters as are customary in a transaction such as the Merger.

     6.2 CONDITIONS TO OBLIGATIONS OF EQR. The obligations of EQR to effect the Merger and to consummate the other transactions contemplated to occur on the Closing Date are further subject to the following conditions, any one or more of which may be waived by EQR:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Wellsford set forth in this Agreement shall be true and correct as of the Closing Date (other than changes thereto which occurred solely by reason of the Spin-Off), as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and EQR shall have received a certificate (which certificate may be qualified by Knowledge to the same extent as the representations and warranties of Wellsford contained herein are so qualified) signed on behalf of Wellsford by the chief executive officer or the chief financial officer of Wellsford, in such capacity, to such effect; provided, however, that no representation or warranty shall be deemed to have been breached as a result of any act of Newco and its Subsidiaries taken or omitted to be taken after the date of this Agreement, if such act or omission was taken or omitted to be taken without causing Newco to breach Section 4.2 of this Agreement. For the purposes of Section 6.2(a), the representations and warranties of Wellsford shall be deemed true and correct unless the breach of such representations and warranties, in the aggregate, could reasonably be expected to have a Wellsford Material Adverse Effect.

          (b) PERFORMANCE OF OBLIGATIONS OF WELLSFORD. Wellsford shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and EQR shall have received a certificate signed on behalf of Wellsford by the chief executive officer or the chief financial officer of Wellsford, in such capacity, to such effect. For purposes of this Agreement, the inability of Newco to (i) repay all of the loans and advances made to it by Wellsford or any of the other Wellsford Subsidiaries, after giving effect to all cash to be received by Newco on the Closing Date (including any amounts to be received under the Newco Stock Purchase Agreement), shall be deemed to be a material default, and (ii) the inability of Newco to obtain the unconditional and irrevocable release from any obligations of Newco and its Subsidiaries issued after the date of this Agreement (whether directly through a release or indirectly through the payment of the indebtedness so guaranteed) shall be deemed to be a material default. Notwithstanding the foregoing, if Newco is unable to repay such indebtedness to Wellsford on the Closing Date, after giving effect to all cash to be received by Newco on the Closing Date (including any amounts to be received under the Newco Stock Purchase Agreement), EQR may, at its option, and in lieu of terminating this Agreement, require Newco to execute and deliver to the Surviving Trust a promissory note in the amount of such indebtedness which Newco is unable to pay, payable in twelve (12) equal consecutive monthly installments on the last day of each month, commencing with the month next following the month in which the Merger occurs, together with interest thereon at a rate equal to the Revolver Rate plus 2%, payable with each installment of principal.

          (c) MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there shall have been no Wellsford Material Adverse Change and EQR shall have received a certificate of the chief executive officer or chief financial officer of Wellsford, in such capacity, certifying to such effect.

          (d) OPINIONS RELATING TO REIT AND PARTNERSHIP STATUS. EQR shall have received an opinion of counsel to Wellsford, reasonably satisfactory to EQR, that, commencing with its taxable year ended December 31, 1993, Wellsford was organized and has operated in conformity with the requirements for qualification as a REIT under the Code (with customary exceptions, assumptions and qualifications and based upon customary representations).

          (e) OTHER TAX OPINION. EQR shall have received an opinion dated the Closing Date from counsel to EQR, based upon certificates and letters, which letters and certificates are substantially in the form set forth in Exhibit "L" hereto and dated the

     Closing Date, to the effect that the Merger will qualify as a reorganization under the provisions of Section 368(a) of the Code.

          (f) COMFORT LETTER. EQR shall have received the letter from the accountants for Wellsford required by Section 5.8 hereof.

          (g) OPINION OF COUNSEL. EQR shall have received an opinion from Robinson Silverman Pearce Aronsohn & Berman LLP or other counsel to Wellsford reasonably satisfactory to EQR dated the Closing Date in form and substance reasonably satisfactory to EQR addressing the matters set forth in Exhibit "M" hereto.

          (h) CONSENTS. All consents and waivers (including, without limitation, waivers of rights of first refusal) from third parties necessary in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained, other than such consents and waivers from third parties, which, if not obtained, would not result, individually or in the aggregate, in an EQR Material Adverse Effect or a Wellsford Material Adverse Effect.

          (i) CONSULTING AGREEMENTS. Jeffrey H. Lynford and Edward Lowenthal shall have executed and delivered their respective Consulting Agreements.

          (j) SHARES OF MANAGEMENT CORP. Unless Management Corp. was dissolved before the Closing Date, the voting shares of Management Corp. shall have been transferred to EQR's designees in accordance with Section 5.15.

          (k) RELEASES. The Key Executives shall have executed the releases described in Section 5.10(e).

          (l) WPHC ARTICLES. The Articles of Incorporation of WPHC shall have been amended as provided in Section 5.24 and immediately prior to the Spin-off, Wellsford's ownership interest in WPHC shall consist solely of 80 WPHC Voting Shares and 20 WPHC Non-Voting Shares.

          (m) CONTRIBUTION AGREEMENT. Wellsford and Newco shall have entered into the Contribution Agreement and each of the transactions contemplated thereby shall have been completed to the extent required to be completed thereunder as of such time.

          (n) NEWCO STOCK PURCHASE AGREEMENT. Newco shall have executed and delivered the Newco Stock Purchase Agreement.

          (o) PALOMINO CREDIT ENHANCEMENT AGREEMENT. Newco shall have executed and delivered the Palomino Credit Enhancement Agreement.

          (p) PALOMINO AGREEMENT. Newco shall have executed and delivered the Palomino Agreement.

          (q) SONTERRA RIGHT OF FIRST OFFER. Newco shall have executed and delivered the Sonterra Right of First Offer Agreement.

          (r) TRANSACTION COSTS AGREEMENT. Each of Wellsford and Newco shall have executed and delivered the Transaction Costs Agreement.

     6.3 CONDITIONS TO OBLIGATIONS OF WELLSFORD. The obligation of Wellsford to effect the Merger and to consummate the other transactions contemplated to occur on the Closing Date is further subject to the following conditions, any one or more of which may be waived by Wellsford:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of EQR set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date, except to the extent the representation or warranty is expressly limited by its terms to another date, and Wellsford shall have received a certificate (which certificate may be qualified by Knowledge to the same extent as the representations and warranties of EQR contained herein are so qualified) signed on behalf of EQR by the chief executive officer and the chief financial officer of such party to such effect. For the purposes of this Section 6.3(a), the representations and warranties of EQR shall be deemed true and correct unless the breach of such representations and warranties, in the aggregate, could reasonably be expected to have an EQR Material Adverse Effect.

          (b) PERFORMANCE OF OBLIGATIONS OF EQR. EQR shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and Wellsford shall have received a certificate of EQR signed on behalf of EQR by the chief executive officer or the chief financial officer of EQR, in such capacity, to such effect.

          (c) MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there shall have been no EQR Material Adverse Change and Wellsford shall have received a certificate of the chief executive officer or chief financial officer of EQR, in such capacity, certifying to such effect.

          (d) COMFORT LETTER. Wellsford shall have received the letter from the accountants for EQR required by Section 5.8 hereof.

          (e) OPINION RELATING TO REIT STATUS AND PARTNERSHIP STATUS. Wellsford shall have received an opinion of counsel to EQR, reasonably satisfactory to Wellsford, that, commencing with its taxable year ended December 31, 1993, (A) EQR was organized and has operated in conformity with the requirements for qualification as a REIT under the Code and (B) ERP Operating Partnership has been during and since 1993 and continues to be, treated of federal income tax purposes as a partnership, and not as a corporation or association taxable as a corporation (with customary exceptions, assumptions and qualifications and based upon customary representations).

          (f) OTHER TAX OPINION. Wellsford shall have received an opinion dated the Closing Date from counsel to Wellsford, based upon certificates and letters, which letters and certificates are substantially in the form set forth in Exhibit "N" hereto and dated the Closing Date, to the effect that the Merger will qualify as a reorganization under the provisions of Section 368(a) of the Code.

          (g) OPINION OF COUNSEL. Wellsford shall have received an opinion from Rudnick & Wolfe or other counsel to EQR reasonably satisfactory to Wellsford dated the Closing Date in form and substance reasonably satisfactory to Wellsford addressing the matters set forth in Exhibit "O" hereto dated the Closing Date.

          (h) CONSENTS. All consents and waivers (including, without limitation, waivers or rights of first refusal) from third parties necessary in connection with the consummation of the transactions contemplated hereby shall have been obtained, other than such consents and waivers from third parties, which, if not obtained, would not result, individually or in the aggregate, in an EQR Material Adverse Effect or a Wellsford Material Adverse Effect.

          (i) CONSULTING AGREEMENT. ERP Operating Partnership shall have executed the Consulting Agreements with each of Jeffrey H. Lynford and Edward Lowenthal.

          (j) NEWCO STOCK PURCHASE AGREEMENT. ERP Operating Partnership shall have executed and delivered the Newco Stock Purchase Agreement.

          (k) PALOMINO CREDIT ENHANCEMENT AGREEMENT. ERP Operating Partnership shall have executed and delivered the Palomino Credit Enhancement Agreement.

          (l) PALOMINO AGREEMENT. ERP Operating Partnership shall have executed and delivered the Palomino Agreement.

          (m) SONTERRA RIGHT OF FIRST OFFER. ERP Operating Partnership shall have executed and delivered the Sonterra Right of First Offer Agreement.

          (n) TRANSACTION COSTS AGREEMENT. EQR shall have executed and delivered the Transaction Costs Agreement.

                                   ARTICLE 7
                                   ---------

                       TERMINATION, AMENDMENT AND WAIVER
                       ---------------------------------

     7.1 TERMINATION. This Agreement may be terminated at any time prior to the filing of the Articles of Merger with the Department, whether before or after either of the Shareholder Approvals are obtained:

          (a) by mutual written consent duly authorized by the respective Boards of Trustees of EQR and Wellsford;

          (b) by EQR, upon a breach of any representation, warranty, covenant, obligation or agreement on the part of Wellsford set forth in this Agreement, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b), as the case may be, would be incapable of being satisfied by August 1, 1997 (or as otherwise extended);

          (c) by Wellsford, upon a breach of any representation, warranty, covenant obligation or agreement on the part of EQR set forth in this Agreement, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b), as the case may be, would be incapable of being satisfied by August 1, 1997 (or as otherwise extended);

          (d) by either EQR or Wellsford, if any judgment, injunction, order, decree or action by any Governmental Entity of competent authority preventing the consummation of the Merger shall have become final and nonappealable;

          (e) by either EQR or Wellsford, if the Merger shall not have been consummated before August 1, 1997; provided, in the case of termination pursuant to this Section 7.1(e), the terminating party shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure referred to in this Section;

          (f) by either EQR or Wellsford if, upon a vote at a duly held Wellsford Shareholders Meeting or any adjournment thereof, Wellsford Shareholder Approvals shall not have been obtained as contemplated by
     Section 5.1;

          (g) by either EQR or Wellsford if, upon a vote at a duly held EQR Shareholders Meeting or any adjournment thereof, the EQR Shareholder Approvals shall not have been obtained as contemplated by Section 5.1;

          (h) by Wellsford, if prior to the Wellsford Shareholders Meeting, the Board of Trustees of Wellsford shall have withdrawn or modified its approval or recommendation of the Merger or this Agreement in connection with, or approved or recommended, a Superior Acquisition Proposal;

          (i) by EQR if (i) prior to the Wellsford Shareholders Meeting, the Board of Trustees of Wellsford shall have withdrawn or modified in any manner adverse to EQR its approval or recommendation of the Merger or this Agreement in connection with, or approved or recommended, any Superior Acquisition Proposal, or (ii) Wellsford shall have entered into a definitive agreement with respect to any Acquisition Proposal; and

          (j) by Wellsford or EQR if the Average Closing Price is less than $37.00 per share; provided, however, any notice of termination given pursuant to this Section 7.1(j) shall be given within three (3) business days after the date that such right of termination accrues.

     7.2 CERTAIN FEES AND EXPENSES. If this Agreement shall be terminated (i) pursuant to Section 7.1(h) or 7.1(i), then Wellsford will pay EQR (provided Wellsford was not entitled to terminate this Agreement pursuant to Section 7.1(c) at the time of such termination) a fee equal to the Break-Up Fee (as defined below), (ii) pursuant to Section 7.1(b) or 7.1(f), then Wellsford will pay EQR (provided Wellsford was not entitled to terminate this Agreement pursuant to Section 7.1(c) at the time of such termination) an amount equal to the Break-Up Expenses (as defined below). If this Agreement shall be terminated pursuant to Section 7.1(c) or 7.1(g), then EQR will pay Wellsford (provided EQR was not entitled to terminate this Agreement pursuant to Section 7.1(b) at the time of such termination), an amount equal to the Break-Up Expenses. If the Merger is not consummated (other than due to the termination of this Agreement pursuant to Section 7.1(a), 7.1(g) or 7.1(j) or EQR's failure to perform its obligations under this Agreement in such a manner so as to entitle Wellsford to terminate this Agreement pursuant to Section 7.1(c)) and at the time of the termination of this Agreement an Acquisition Proposal has been received by Wellsford, and either prior to the termination of this Agreement or within twelve (12) months thereafter Wellsford or any Wellsford Subsidiary enters into any written Acquisition Proposal which is subsequently consummated (whether or not such Acquisition Proposal is the same Acquisition Proposal which had been received at the time of the termination of this Agreement), then Wellsford shall pay the Break-Up Fee to EQR. The payment of the Break Up Fee shall be compensation and liquidated damages for the loss suffered by EQR as a result of the failure of the Merger to be consummated and to avoid the difficulty of determining damages under the circumstances and neither party shall have any other liability to the other after the payment of the Break-Up Fee. The Break-Up Fee shall be paid by Wellsford to EQR, or the Break-Up Expenses shall be paid by Wellsford to EQR or EQR to Wellsford (as applicable), in immediately available funds within fifteen (15) days after the date the event giving rise to the obligation to make such payment occurred. As used in this Agreement, "Break-Up Fee" shall be an amount equal to the lesser of (i) $14,000,000 plus Break-Up Expenses (the "Base Amount") and (ii) the sum of (A) the maximum amount that can be paid to EQR without causing it to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A)-(H) and 856(c)(3)(A)-(I) of the Code ("Qualifying Income"), as determined by independent accountants to EQR, and (B) in the event EQR receives a letter from outside counsel (the "Break-Up Fee Tax Opinion") indicating that EQR has received a ruling from the IRS holding that EQR's receipt of the Base Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code (the "REIT Requirements") or that the receipt by EQR of the remaining balance of the Base Amount following the receipt of and pursuant to such ruling would not be deemed constructively received prior thereto, the Base Amount less the amount payable under clause (A) above. Wellsford's obligation to pay any unpaid portion of the Break-Up Fee shall terminate three years from the date of this Agreement. In the event that EQR is not able to receive the full Base Amount, Wellsford shall place the unpaid amount in escrow and shall not release any portion thereof to EQR unless and until Wellsford receives any one or combination of the following: (i) a letter from EQR's independent accountants indicating the maximum amount that can be paid at that time to EQR without causing EQR to fail to meet the REIT Requirements or (ii) a Break-Up Fee Tax Opinion, in which event Wellsford shall pay to EQR the lesser of the unpaid Base Amount or the maximum amount stated in the letter referred to in (i) above. The "Break-Up Expenses" payable to EQR or Wellsford, as the case may be (the "Recipient"), shall be an amount equal to the lesser of (i) $2,500,000, (ii) the Recipient's out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, all attorneys', accountants' and investment bankers' fees and expenses) and (iii) the sum of (A) the maximum amount that can be paid to the Recipient without causing it to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute Qualifying Income, as determined by independent accountants to the Recipient, and (B) in the event the Recipient receives a Break Up Fee Tax Opinion indicating that the Recipient has received a ruling from the IRS holding that the Recipient's receipt of the Expense Fee would either constitute Qualifying Income or would be excluded from gross income within the meaning of the REIT Requirements or that receipt by the Recipient of the remaining balance of the Expense Fee following the receipt of and pursuant to such ruling would not be deemed constructively received prior thereto, the Expense Fee less the amount payable under clause (A) above. The obligation of EQR or Wellsford, as applicable ("Payor"), to pay any unpaid portion of the Break Up Expenses shall terminate three years from the date of this Agreement. In the event that the Recipient is not able to receive the full Expense Fee, the Payor shall place the unpaid amount in escrow and shall not release any portion thereof to the Recipient unless and until the Payor receives any one or combination of the following: (i) a letter from the Recipient's independent accountants indicating the maximum amount that can be paid at that time to the Recipient without causing the Recipient to fail to meet the REIT Requirements or (ii) a Break-Up Fee Tax Opinion, in which event the Payor shall pay to the Recipient the lesser of the unpaid Expense Fee or the maximum amount stated in the letter referred to in (i) above.

     7.3 EFFECT OF TERMINATION. In the event of termination of this Agreement by either Wellsford or EQR as provided in Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of EQR, or Wellsford, other than the last sentence of Section 5.2, Section 7.2, this Section 7.3 and Article 8; provided that (a) if this Agreement is terminated by EQR pursuant to Section 7.1(b), Wellsford shall not be entitled to any of the benefits of Section 7.2, or (b) if this Agreement is terminated by Wellsford pursuant to Section 7.1(c), EQR shall not be entitled to any of the benefits of Section 7.2.

     7.4 AMENDMENT. This Agreement may be amended by the parties in writing by action of their respective Boards of Trustees at any time before or after any Shareholder Approvals are obtained and prior to the filing of the Articles of Merger with the Department; provided, however, that, after the Shareholder Approvals are obtained, no such amendment, modification or supplement shall be made which by law requires the further approval of shareholders without obtaining such further approval.

     7.5 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of Section 7.4, waive compliance with any of the agreements or conditions of the other party contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.


                                   ARTICLE 8
                                   ---------

                               GENERAL PROVISIONS
                               ------------------

     8.1 NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement confirming the representations and warranties in this Agreement shall survive the Effective Time. This Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

     8.2 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered personally, sent by overnight courier (providing proof of delivery) to the parties or sent by telecopy (providing confirmation of transmission) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):

          (a)  if to EQR, to:          Equity Residential Properties Trust
                                       Two North Riverside Plaza, Suite 400
                                       Chicago, Illinois  60606
                                       Attention: President
                                       Fax No. (312) 207-5243

               with a copy to:         Equity Residential Properties Trust
                                       Two North Riverside Plaza, Suite 400
                                       Chicago, Illinois  60606
                                       Attention: Bruce C. Strohm, Esq.
                                       Fax No. (312) 454-0039

                                       Rudnick & Wolfe
                                       203 N. LaSalle St., Suite 1800
                                       Chicago, Illinois  60601
                                       Attention: Errol R. Halperin, Esq.
                                       Fax No. (312) 236-7516

          (b)  if to Wellsford, to:    Wellsford Residential Property Trust
                                       610 Fifth Avenue, 7th Floor
                                       New York, New York  10020
                                       Attention: President
                                       Fax No. (212) 333-2323

               with a copy to:         Robinson Silverman Pearce Aronsohn &
                                       Berman LLP
                                       1290 Avenue of the Americas
                                       New York, New York  10104-0053
                                       Attention: Alan S. Pearce, Esq.
                                       Fax No. (212) 541-1411

All notices shall be deemed given only when actually received.

     8.3 INTERPRETATION. When a reference is made in this -Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     8.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

     8.5 ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement, the Wellsford Disclosure Letter, the EQR Disclosure Letter, the Confidentiality Agreement and the other agreements entered into in connection with the Transactions (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and (b) except as provided in
Section 5.10 (with respect to the Schedule 5.10 Employees who do not receive Retention Program Letters) and Section 5.11 ("Third Party Provisions"), are not intended to confer upon any person other than the parties hereto any rights or remedies. The Third Party Provisions may be enforced by the beneficiaries thereof or on behalf of the beneficiaries thereof by the trustees of Wellsford who had been trustees of Wellsford prior to the Effective Time.

     8.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

     8.7 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

     8.8 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.
It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Illinois or New York or in any Illinois or New York State court located in Illinois or New York, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in the State of Illinois or New York or any Illinois or New York State court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

     8.9 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     8.10  NON-RECOURSE.

          (a) This Agreement and all documents, agreements, understandings and arrangements relating hereto have been entered into or executed on behalf of Wellsford by the undersigned in his capacity as a trustee or officer of Wellsford, which has been formed as a Maryland real estate investment trust pursuant to an Amended and Restated Declaration of Trust of Wellsford dated as of November 2, 1992, as amended and restated, and not individually, and neither the trustees, officers nor shareholders of Wellsford shall be personally bound or have any personal liability hereunder. EQR shall look solely to the assets of Wellsford for satisfaction of any liability of Wellsford with respect to this Agreement and any other agreements to which it is a party. EQR will not seek recourse or commence any action against any of the shareholders of Wellsford or any of their personal assets, and will not commence any action for money judgments against any of the trustees or officers of Wellsford or seek recourse against any of their personal assets, for the performance or payment of any obligation of Wellsford hereunder or thereunder.

          (b) This Agreement and all documents, agreements, understandings and arrangements relating hereto have been entered into or executed on behalf of EQR by the undersigned in his capacity as a trustee or officer of EQR, which has been formed as a Maryland real estate investment trust pursuant to an Amended and Restated Declaration of Trust of EQR dated as of August 10, 1993, as amended and restated, and not individually, and neither the trustees, officers nor shareholders of EQR shall be personally bound or have any personal liability hereunder. Wellsford shall look solely to the assets of EQR for satisfaction of any liability of EQR with respect to this Agreement and any other agreements to which it is a party. Wellsford will not seek recourse or commence any action against any of the shareholders of EQR or any of their personal assets, and will not commence any action for money judgments against any of the trustees or officers of EQR or seek recourse against any of their personal assets, for the performance or payment of any obligation of EQR hereunder or thereunder.

     IN WITNESS WHEREOF, EQR and Wellsford have caused this Agreement to be signed by their respective officers thereunto duly authorized all as of the date first written above.


                                 EQUITY RESIDENTIAL PROPERTIES
                                 TRUST


                                 By:/s/ Douglas J. Crocker II
                                    ------------------------------------------
                                    Name:  Douglas J. Crocker II
                                         -------------------------------------
                                    Title: Chief Executive Officer & President
                                          ------------------------------------

                                 WELLSFORD RESIDENTIAL PROPERTY
                                 TRUST


                                 By:/s/ Edward Lowenthal
                                    ------------------------------------------
                                    Name:  Edward Lowenthal
                                         -------------------------------------
                                    Title: President
                                          ------------------------------------

                                  EXHIBIT "G"
                                  -----------

                          ADJUSTMENT TO EXCHANGE RATIO
                          ----------------------------

         IF AVERAGE PRICE IS:                      EXCHANGE RATIO IS:
         --------------------                      ------------------
                $40.000                                   0.625
                $39.875                                   0.627
                $39.750                                   0.629
                $39.625                                   0.631
                $39.500                                   0.633
                $39.375                                   0.635
                $39.250                                   0.637
                $39.125                                   0.639
                $39.000                                   0.641
                $38.875                                   0.643
                $38.750                                   0.645
                $38.625                                   0.647
                $38.500                                   0.649
                $38.375                                   0.651
                $38.250                                   0.654
                $38.125                                   0.656
                $38.000                                   0.658
                $37.875                                   0.659
                $37.750                                   0.660
                $37.625                                   0.661
                $37.500                                   0.662
                $37.375                                   0.663
                $37.250                                   0.664
                $37.125                                   0.665
                $37.000                                   0.666

                                  APPENDIX B
                                  ----------

                      EQUITY RESIDENTIAL PROPERTIES TRUST
                     WELLSFORD RESIDENTIAL PROPERTY TRUST

                              ARTICLES OF MERGER
                              ------------------



     Wellsford Residential Property Trust, a Maryland real estate investment trust ("Wellsford"), and Equity Residential Properties Trust, a Maryland real estate investment trust ("Equity"), certify to the State Department of Assessments and Taxation of Maryland:

     1. The Merger. Equity and Wellsford agree to merge in the manner hereinafter set forth. Subject to the acceptance for record of these Articles by the State Department of Assessments and Taxation of Maryland (the "Department"), Equity shall be merged with and into Wellsford in accordance with
Section 8.501.1 of the Corporations and Associations Article of the Annotated Code of Maryland (the "Maryland Code"), and the separate existence of Equity shall thereupon cease.

     2. The Surviving Trust. Wellsford is the real estate investment trust to survive the Merger. When used in these Articles, the term "Surviving Trust" shall mean Wellsford as the trust surviving in the Merger as of the Effective Time (as defined below) and thereafter.

     3. Formation. Both Wellsford and Equity are formed under Title 8 of the Maryland Code.

     4. Principal Offices. The principal office of each of Wellsford and Equity in the State of Maryland is located in Baltimore City.

     5. Ownership of Land Interests. Equity owns interests in land in the following counties located within the State of Maryland: [list counties]

     6. Declaration of Trust. Effective as of the Effective Time, the Declaration of Trust (the "Declaration") of the Surviving Trust shall be amended and restated in its entirety as set forth in Exhibit "A" to these Articles, until duly amended in its entirety in accordance with its terms and applicable law. The name and address of the Surviving Trust's Resident Agent is as set forth in Section 1.2 of Exhibit "A".

     7. Effective Time. The Merger shall be effective at the time the Department accepts these Articles for Record [or a different time established herein, not to exceed 30 days after the Articles are accepted for Record] (the "Effective Time") (The date on which the Effective Time occurs is herein referred to as the "Effective Date").

     8. Effects. The Merger shall have the effects specified in Section 8.501.1(n) of the Maryland Code. If at any time the Surviving Trust shall consider or be advised that any further assignments, conveyances or assurances in law are necessary or desirable to vest, perfect or confirm in the Surviving Trust the title to any property or rights of Equity or Wellsford or otherwise to carry out the provisions hereof, the persons who are the proper officers and trustees of Equity or Wellsford immediately prior to the Effective Time (or their successors in office) shall execute and deliver any and all proper deeds, assignments and assurances in law, and do all things necessary or proper, to vest, perfect or confirm title to such property or rights in the Surviving Trust and otherwise to carry out the provisions hereof. The Surviving Trust shall be governed by the laws of the State of Maryland. The parties hereto shall take all actions necessary in accordance with applicable law and their respective Amended and Restated Declarations of Trust ("Declarations") and Bylaws to cause the Merger to be consummated at the earliest lawful and practicable date.

     9. Approval of Merger. The terms and conditions of the Merger were duly advised, authorized and approved by Equity in the manner and by the vote required by the laws of the State of Maryland and the Declaration of Trust of Equity as follows:

          (a) The Board of Trustees of Equity, at a meeting duly called and held, adopted a resolution declaring that the terms and conditions of the Merger described herein were advisable and directing that the proposed transaction be submitted for consideration by the shareholders of Equity.

          (b) The shareholders of Equity entitled to vote on the proposed merger, at a meeting duly called and held, adopted a resolution approving the Merger.

          The terms and conditions of the Merger were duly advised, authorized and approved by the Wellsford in the manner and by the vote required by the laws of the State of maryland and the Declaration of Trust of Wellsford as follows:

          (a) The Board of Trustees of Wellsford, at a meeting duly called and held, adopted a resolution declaring that the terms and conditions of the Merger described herein were advisable and directing that the proposed transaction be submitted for consideration by the shareholders of Wellsford.

          (b) The shareholders of Wellsford entitled to vote on the proposed merger, at a meeting duly called and held, adopted a resolution approving the Merger.

     10. Trustees. As of the Effective Time, the trustees of the Surviving Trust and their terms of office shall be as set forth on Exhibit "B" attached hereto. If any of the individuals named in Exhibit "B" are unable to serve as a trustee of the Surviving Trust at the Effective Time, his successor will be nominated and elected in accordance with the Bylaws of the Surviving Trust.

     11.  Capital.

          (a) Wellsford's Declaration authorizes the issuance of 100,000,000 shares of beneficial interest, which consists of common shares, $.01 par value per share ("Wellsford Common") and such other types or classes as the trustees may create and authorize from time to time. Wellsford has established the following classes of preferred shares: (i) 4,600,000 shares of Series A Convertible Preferred Shares of Beneficial Interest, par value $.01 per share ("Wellsford Series A") and (ii) 2,300,000 shares of Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share ("Wellsford Series B").

          (b) Equity's Declaration authorizes the issuance of 110,000,000 shares, of which 100,000,000 are common shares $.01 par value par share ("Equity Common"), and 10,000,000 are preferred shares. Equity has established the following series of preferred shares: (i) 6,900,000 shares of 9-3/8% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share ("Equity Series A"); (ii) 575,000 shares of 9-1/8% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share ("Equity Series B"); and (iii) 460,000 shares of 9-1/8% Series C Cumulative Redeemable Preferred Shares, par value $.01 per share ("Equity Series C").

          (c) Effective at the Effective Time, the Declaration of the Surviving Trust will be amended and restated to, among other things, increase the number of authorized shares of beneficial interest to 200,000,000, of which 150,000,000 shall be common shares ("Survivor Common") and 50,000,000 shall be preferred shares. Shares of Equity Common will have a par value of $.01 per share. The Declaration of the Surviving Trust will establish the following classes of preferred shares: (i) 6,900,000 shares of Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share ("Survivor Series A"); (ii) 575,000 shares of Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share ("Survivor Series B"); (iii) 460,000 shares of Series C Cumulative Redeemable Preferred Shares, par value $.01 per share ("Survivor Series C"); (iv) 4,600,000 shares of Series D Convertible Preferred Shares of Beneficial Interest, par value $.01 per share ("Survivor Series D"); and
     (v) 2,300,000 shares of Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share ("Survivor Series E").

     12. Conversion. The manner of converting the shares of Wellsford and Equity shall be as follows:

          (a) At the Effective Time, each share of Equity Common outstanding immediately prior to the Effective Time shall without any action on the part of the holder thereof, be converted in the Merger into one legally and validly issued, fully paid and nonassessable common share of Survivor Common.

          (b) Subject to the provisions of Section 12(j) hereof, at the Effective Time, each share of Wellsford Common outstanding immediately prior to the Effective Time shall, without any action on the part of the holder thereof, be converted into 0.625 of a share of Survivor Common.

          (c) At the Effective Time, each share of Equity Series A shall, without any action on the part of the holder thereof, continue as a preferred share of the Surviving Trust with its same rights, preferences, privileges and voting powers, and be converted in the Merger into one share of Survivor Series A.

          (d) At the Effective Time, each share of Equity Series B shall, without any action on the part of the holder thereof, continue as a preferred share of the Surviving Trust with its same rights, preferences, privileges and voting powers, and be converted in the Merger into one share of Survivor Series B.

          (e) At the Effective Time, each share of Equity Series C shall, without any action on the part of the holder thereof, continue as a preferred share of the Surviving Trust with its same rights, preferences, privileges and voting powers, and be converted in the Merger into one share of Survivor Series C.

          (f) At the Effective Time, each share of Wellsford Series A shall, without any action on the part of the holder thereof, continue as a preferred share of the Surviving Trust with its same preferences, rights and powers, and be converted in the Merger into one share of Survivor Series D.

          (g) At the Effective Time, each share of Wellsford Series B shall, without any action on the part of the holder thereof, continue as a preferred share of the Surviving Trust with its same preferences, rights and powers, and be converted in the Merger into one share of Survivor Series E.

          (h) At the Effective Time, each certificate representing outstanding shares of Equity Common, Equity Series A, Equity Series B and Equity Series C will, without any action on the part of the holder thereof, thereafter represent an equal number of shares of Survivor Common, Survivor Series A, Survivor Series B or Survivor Series C, as the case may be.

          (i) At the Effective Time, each share of Wellsford Common shall cease to be outstanding and shall be cancelled and retired, and each holder of a certificate representing such shares of Wellsford Common shall thereafter cease to have any rights with respect to such shares, except the right to receive, without interest, the Survivor Common as calculated pursuant to
     Section 12(b) above and cash in lieu of fractional shares of the Survivor Common in accordance with Section 12(j), upon the surrender of such Wellsford certificate. At the Effective Time each certificate representing outstanding shares of Wellsford Series A and Wellsford Series B will cease to have any rights with respect to such shares, except the right to receive a certificate of the Surviving Trust representing an equal number of Survivor Series D or Survivor Series E, as the case may be.

          (j) Notwithstanding any other provision hereof, no fractional shares of Survivor Common shall be issued in connection with the Merger. Instead, each holder of outstanding Wellsford Common having a fractional interest arising upon the conversion or exchange of such shares in connection with the Merger shall, at the time of surrender of its Wellsford certificate, be paid an amount in cash equal to the Closing Price (as hereinafter defined) times the fraction of Survivor Common to which such holder would otherwise be entitled. No such holder shall be entitled to dividends, voting rights or any other shareholder rights in respect of any fractional share. For purposes of this Section 12(j), "Closing Price" shall mean the unweighted average closing price of a share of Equity Common (as reported in the New York Stock Exchange, Inc. Composite Tape) for the five (5) Trading Days immediately preceding the Effective Date, and "Trading Day" shall mean any day on which Wellsford Common is traded on the New York Stock Exchange and reported on its Composite Tape.

          (k) Each share of Wellsford Common issued and held in Wellsford's treasury at the Effective Time, if any, shall by virtue of the Merger cease to be outstanding and shall be cancelled and retired and shall cease to exist without payment of any consideration therefor.

          (l) Each share of Equity Common issued and held in Equity's treasury at the Effective Time, if any, shall by virtue of the Merger cease to be outstanding and shall be cancelled and retired and shall cease to exist without payment of any consideration therefor.

          (m) At the Effective Time, each outstanding stock option to acquire shares of Wellsford Common shall be converted and exchanged, without any action on the part of the holder thereof, into (i) an option to acquire, upon payment of the exercise price (which shall equal the exercise price per share for the option immediately prior to the Merger, divided by the Exchange Ratio (as defined in the Merger Agreement) multiplied by the number of shares to which the option relates), the number of shares of Survivor Common the option holder would have received pursuant to the Merger if the holder had exercised his or her option immediately prior thereto, rounded to the next lowest whole number and (ii) cash in lieu of the portion of any option that would have related to any fractional shares of Survivor Common absent the rounding required by the previous clause; provided, however, that in respect of any stock option which is an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), the conversion hereinabove provided for shall comply with the requirements of Section 424(a) of the Code, including the requirement that such converted options shall not give to the holder thereof any benefits additional to those which such holder had prior to such conversion under the option as originally granted.

     The amount payable in lieu of the portion of any option that would have related to each fractional share pursuant to this Section 12(m) shall be payable on the Effective Date, and shall be calculated by applying the formula set forth in Section 12(j) hereof to that fraction of Survivor Common which the holder would otherwise have been entitled and reducing such calculated amount by an amount equal to the exercise price per share for the options as adjusted in clause (i) above times the fraction of unit of Survivor Common to which such holder would otherwise have been entitled.

          (n) As of the date hereof, Equity has in effect the "1993 Stock Option Plan" and the "1993 Director Stock Option Plan" (collectively, the "Equity Plans"). Each of the Equity Plans shall continue in existence in full force and effect in accordance with their terms following the Effective Time as stock option plans of the Surviving Trust and all options issued under the Equity plans outstanding as of the Effective Time shall continue in full force and effect in accordance with their terms as options to purchase shares of the Surviving Trust.

     13.  Exchange of Certificates.

          (a) As of the Effective Time, Equity shall deposit, or shall cause to be deposited, with an exchange agent selected by Equity (the "Exchange Agent"), for the benefit of the holders of certificates (the "Wellsford Certificates") representing Wellsford Common, Wellsford Series A or Wellsford Series B (collectively, the "Wellsford Shares") for exchange in accordance with this Section 13, certificates (the "Survivor Certificates") representing Survivor Common, Survivor Series D and Survivor Series E (collectively, the "Survivor Shares") to be issued pursuant to this Section 13.

          (b) Promptly after the Effective Time, the Surviving Trust shall cause the Exchange Agent to mail to each holder of record of Wellsford Shares a letter of transmittal which shall specify (i) that delivery shall be effected, and risk of loss and title to Wellsford Certificates shall pass, only upon delivery of such Wellsford Certificates to the Exchange Agent, and shall be in such form and have such other provisions as the Surviving Trust may reasonably specify, and (ii) instructions for use in effecting the surrender of such Wellsford Certificates in exchange for Survivor Certificates and cash in lieu of fractional shares. Upon surrender of a Wellsford Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such Wellsford Certificate shall be entitled to receive in exchange therefor (x) a Survivor Certificate representing the number of whole shares of Survivor Shares and (y) a check representing the amount of cash in lieu of fractional shares of Survivor Common, if any, and unpaid dividends and distributions, if any, which such holder has the right to receive pursuant to the provisions of Section 13(c) in respect of the Wellsford Certificate surrendered, after giving effect to any required withholding tax, and the Wellsford Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on the cash in lieu of fractional shares of Survivor Common and unpaid dividends and distributions, if any, payable to holders of Wellsford Certificates. In the event of a transfer of ownership of Wellsford Shares which is not registered in the transfer records of Wellsford, a Survivor Certificate representing the proper number of Survivor Shares, together with a check for the cash to be paid in lieu of any fractional shares of Survivor Common, if any, and unpaid dividends and distributions, if any, which such holder has the right to receive pursuant to the provisions of Section 13(c) in respect of the Wellsford Certificate so surrendered, after giving effect to any required withholding tax, may be issued to such a transferee if the Wellsford Certificate is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid. All Wellsford Certificates so surrendered will be cancelled forthwith. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of Wellsford Shares for any Survivor Shares or dividends thereon, or cash in lieu of any fractional Survivor Common, delivered to a public official pursuant to applicable escheat law.

          (c) Notwithstanding any other provisions of these Articles of Merger, no dividends or other distributions on Survivor Shares shall be paid with respect to any Wellsford Shares represented by a Wellsford Certificate until such Wellsford Certificate is surrendered for exchange as provided herein. Subject to the effect of applicable laws, following surrender of any such Wellsford Certificate, there shall be paid to the holder of the Survivor Certificate issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such whole shares of Survivor Shares and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Survivor Shares, less the amount of any withholding taxes which may be required thereon.

          (d) At and after the Effective Time, there shall be no transfers on the stock transfer books of Wellsford of the Wellsford Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Wellsford Certificates are presented to the Surviving Trust, they shall be cancelled and exchanged for certificates for Survivor Shares and cash in lieu of fractional Survivor Common, if any, and unpaid dividends and distributions deliverable in respect thereof pursuant to these Articles of Merger in accordance with the procedures set forth in this Section 13. Wellsford Certificates surrendered for exchange by any person constituting an "affiliate" of Wellsford for purposes of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), shall not be exchanged until the Surviving Trust has received a written agreement from such person as provided in Section 5.4 of the Merger Agreement.

          (e) Any portion of the Survivor Certificates made available to the Exchange Agent pursuant to Section 13(a) which remains unclaimed by the holders of Wellsford

     Shares for one hundred twenty (120) days after the Effective Time shall be delivered to the Surviving Trust, upon demand of the Surviving Trust, and any former shareholders of Wellsford who have not theretofore complied with this Section 13 shall look only to the Surviving Trust for payment of their shares of Survivor Shares, cash in lieu of fractional shares and unpaid dividends and distributions on the Survivor Shares deliverable in respect of each share of Wellsford Shares such stockholder holds as determined pursuant to these Articles, in each case, without any interest thereon.

          (f) None of Wellsford, Equity, the Exchange Agent or any other person shall be liable to any former holder of Wellsford Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (g) In the event any Wellsford Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by the Surviving Trust, the posting by such person of a bond in such reasonable amount as the Surviving Trust may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent or the Surviving Trust will issue in exchange for such lost, stolen or destroyed Wellsford Certificate the Survivor Shares and cash in lieu of fractional Survivor Common, and unpaid dividends and distributions on Survivor Shares as provided in Section 13(c), deliverable in respect thereof pursuant to these Articles.

     14. Conditions. The obligations of the parties hereto to effect the Merger as herein provided shall be subject to satisfaction, unless duly waived, of the conditions set forth in the Merger Agreement.

     15. Amendment. The parties hereto may amend, modify or supplement these Articles in whole or in part and in such manner as may be agreed upon by them in writing at any time before or after the adoption of these Articles by the shareholders contemplated hereby; provided, however, that after any such shareholder approval, any such amendment will be subject to further approval of such shareholders if such further approval is required under the Declaration of Trust or Bylaws of Equity, or the Declaration of Trust or Bylaws of Wellsford, as the case may be, or under applicable law.

     16. Waiver. Any term or provision of these Articles (other than any matter which cannot under applicable law be waived) may be waived in writing at any time by the party which is, or whose shareholders are, entitled to the benefits thereof. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by any party of a condition or of the breach of these Articles, whether by conduct or otherwise, in any one or more instances shall be deemed to be construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, covenant, representation or warranty of these Articles.

     17. Notice. Any notice or other communication required or permitted under these Articles shall be given, and shall be effective, in accordance with the provisions of the Merger Agreement.

     18. Governing Law. These Articles shall be governed by and construed in accordance with the laws of the State of Maryland.

     19. Counterparts. These Articles may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement.

     IN WITNESS WHEREOF, these Articles of Merger have been signed on this _________ day of ____________________, 1997 by a majority of the entire Board of Trustees of each of Wellsford and Equity, and each of the undersigned trustees acknowledges these Articles of Merger to be the trust act of the entity on whose behalf he has signed, and as to all matters or facts required to be verified under oath, each of the undersigned trustees acknowledges that to the best of his knowledge, information, and belief, the matters and facts relating to the real estate investment trust on behalf of which he has signed are true in all material respects and this statement is made under the penalties for perjury.

Equity Residential Properties Trust      Wellsford Residential Property Trust


-------------------------------------    ---------------------------------------
Samuel Zell                              Jeffery H. Lynford


-------------------------------------    ---------------------------------------
Douglas Crocker II                       Edward Lowenthal


-------------------------------------    ---------------------------------------
Sheli Z. Rosenberg                       Daniel M. Kelly


-------------------------------------    ---------------------------------------
Gerald A. Spector                        Rodney F. DuBois


-------------------------------------    ---------------------------------------
James D. Harper, Jr.                     Mark S. Germain


-------------------------------------    ---------------------------------------
Errol R. Halperin                        Frank J. Hoenemeyer


-------------------------------------    ---------------------------------------
Barry S. Sternlicht                      Frank J. Sixt


-------------------------------------    ---------------------------------------
John Alexander                           Larry W. Wells


-------------------------------------
B. Joseph White


-------------------------------------
Henry H. Goldberg

                                  APPENDIX C

                           [LETTERHEAD OF JP MORGAN]


January 16, 1997


The Board of Trustees
Equity Residential Properties Trust
Two North Riverside Plaza
Chicago, Illinois  60606


Ladies and Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to Equity Residential Properties Trust (the "Company") of the consideration proposed to be paid by the Company in connection with the proposed merger (the "Merger") of the Company with Wellsford Residential Property Trust (the "Seller"). Pursuant to the Agreement and Plan of Merger, dated as of January 16, 1997 (the "Agreement"), between the Company and the Seller, each share of common beneficial interest of the Seller, $0.01 par value per share, will be converted into 0.625 shares of common beneficial interest of the surviving trust, subject to adjustment as provided in the Agreement, after distribution of Newco (as defined in the Agreement). In addition, the Company will pay certain amounts to key executives of the Seller in compensation, benefits, payments, accelerations, share options and share appreciation rights, as more particularly described in the Agreement.

In arriving at our opinion set forth below, we have reviewed, among other things: (i) the Agreement; (ii) certain publicly available information concerning the business of the Seller and of certain other companies engaged in businesses comparable to those of the Seller, and the reported market prices for certain other companies' securities deemed comparable; (iii) publicly available terms of certain transactions involving companies comparable to the Seller and the consideration received for such companies; (iv) current and historical market prices of the common stock of the Company and the Seller; (v) audited financial statements of the Company and the Seller for the fiscal year ended December 31, 1995, and unaudited financial statements of the Company and the Seller for the nine months ended September 30, 1996; (vi) certain agreements with respect to outstanding indebtedness or obligations of the Company and the Seller; (vii) certain internal financial analyses and estimates of budgeted 1997 funds from operations and net operating income prepared by the Company and the Seller and their respective managements; and (viii) the terms of other business combinations that we deemed relevant.

In addition, we have held discussions with certain members of the management of the Company and the Seller with respect to certain aspects of the Merger, and the past and current business operations of the Company and the Seller, the financial condition and future prospects and operations of the Company and the Seller, the effects of the Merger on the financial condition and future prospects of the Company and the Seller, and certain other matters we believed necessary or appropriate to our inquiry. We have reviewed such other

                                                                [LOGO JP MORGAN]
financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In giving our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by the Company and the Seller or otherwise reviewed by us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying on financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company and the Seller to which such analyses or forecasts relate. We have also assumed that the Merger will have the tax consequences described in discussions with, and materials furnished to us by, representatives of the Company, and that the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. We are expressing no opinion herein as to the price at which the Company's or the Seller's stock will trade at any future time.

In addition, we were not requested to and did not provide advice concerning the structure, the specific amount of the consideration, or any other aspects of the Merger, or to provide services other than the delivery of this opinion. We did not participate in negotiations with respect to the terms of the Merger and related transactions. Consequently, we have assumed that such terms are the most beneficial terms from the Company's perspective that could under the circumstances be negotiated among the parties to such transactions.

We will receive a fee from the Company for the delivery of this opinion. Our affiliate, Morgan Guaranty Trust Company of New York, is a co-agent on the Company's revolving credit facility. We have also provided other financial advisory services to the Company and its affiliates in the past and have received fees for such services. In the ordinary course of their businesses, our affiliates may actively trade the debt and equity securities of the Company or the Seller for their own account or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid by the Company in connection with the proposed Merger is fair, from a financial point of view, to the Company.

                                                                [LOGO JP MORGAN]

This letter is provided to the Board of Trustees of the Company in connection with and for the purposes of its evaluation of the Merger. This opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Merger. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written consent in each instance. This opinion may be reproduced in full in any proxy or information statement mailed to stockholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval and must otherwise be treated as confidential.

Very truly yours,

J.P. MORGAN SECURITIES INC.


By:  /s/ Nicholas B. Paumgarten
     --------------------------
     Name:  Nicholas B. Paumgarten
     Title:  Managing Director

                                  APPENDIX D

                         [LETTERHEAD OF MERRILL LYNCH]



                                       January 16, 1997



Board of Trustees
Wellsford Residential Property Trust
610 Fifth Avenue
New York, New York  10020

Gentlemen:

     Wellsford Residential Property Trust (the "Company") and Equity Residential Properties Trust ("Equity Residential") have entered into an agreement dated January 16, 1997 (the "Agreement") pursuant to which Equity Residential will be merged with and into the Company in a transaction (the "Merger") in which each common share of beneficial interest, par value $.01 per share, of Equity Residential (the "Shares") will be converted into the right to receive 1 common share of beneficial interest, par value $.01 per share, of the Company (the "Company Shares") and each Company Share outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive 0.625 (the "Exchange Ratio") Company Shares (the Company Shares issued to the holders of Company Shares outstanding immediately prior to the Effective Time are referred to herein as the "Surviving Company Shares"). In the event that the average of the closing prices of the Shares for the twenty consecutive trading days ending on the fifth trading day prior to the date of the joint proxy statement/prospectus that will be used to solicit the votes of the shareholders of the Company and Equity Residential to approve the Merger is less than $40.00 per share but not less than $37.00 per Share, the Exchange Ratio shall be incrementally adjusted as set forth in Exhibit "G" to the Agreement. We understand that in the event Equity Residential and the Company receive a ruling from the Internal Revenue Service and opinions of counsel to the effect that a merger of the Company into Equity Residential will not adversely affect the tax-free nature of the Merger, the Company and Equity Residential will amend the Agreement to provide that the Merger will be restructured such that the Company will be merged with and into Equity Residential, as a result of which each Company Share would be converted into the right to receive 0.625 Shares, subject to adjustment to give effect to the adjustment provision described above, and each Share outstanding immediately prior to the Effective Time would remain outstanding and unaffected by the Merger (the Shares issuable to the holders of Company Shares in such event are referred to herein as the "Reverse Merger Shares").

     We further understand that the Agreement provides, and for purposes of arriving at the opinion expressed below we have assumed, that immediately prior to the Merger the Company will contribute certain assets and assign certain obligations to its wholly owned subsidiary Wellsford Real Properties, Inc., a Maryland corporation ("Newco"), pursuant to a contribution, distribution and assumption agreement to be entered into between the Company and Newco immediately prior to the Effective Time (the "Contribution Agreement"), and that the Company will declare a special dividend consisting of all outstanding shares of Newco common stock, par value $.01 per share (the "Newco Common Stock"), owned by it and that such dividend will be distributed pro rata to the Company's existing shareholders immediately prior to the Merger (the "Distribution"). You have advised us that the Distribution will result in the imposition of federal income tax liability to the Company's shareholders. In addition, pursuant to the Agreement, ERP Operating Limited

Partnership, an Illinois limited partnership of which Equity Residential is the sole general partner ("Equity Residential OP"), and Newco will enter into a preferred stock and common stock purchase agreement immediately prior to the Effective Time (the "Stock Purchase Agreement") pursuant to which Equity Residential OP has agreed to purchase (i) on the closing date under the Stock Purchase Agreement a number of shares of Newco Class A common stock determined in accordance with Section 2.1 of the Stock Purchase Agreement for an aggregate purchase price of $3,500,000 in cash and (ii) from time to time as requested by Newco up to the third anniversary of the closing date under the Stock Purchase Agreement, a maximum of $25,000,000 of Newco's Series A Convertible Redeemable Preferred Stock on the terms and conditions set forth in the Stock Purchase Agreement. The terms and conditions of the Merger and the Distribution are more fully set forth in the Agreement, the Contribution Agreement and the Stock Purchase Agreement.

     You have asked us whether, in our opinion, the proposed consideration (defined as the Newco Common Stock received in the Distribution plus the Surviving Company Shares or the Reverse Merger Shares, as applicable) to be received by the holders of the Company Shares pursuant to the Merger and the Distribution is fair to such shareholders from a financial point of view.

     In arriving at the opinion set forth below, we have, among other things:

     1. Reviewed the Company's Annual Report on Form 10-K and related financial information for the fiscal year ended December 31, 1995, and the Company's Forms 10-Q and the related unaudited financial information for the quarterly periods ending March 31, 1996, June 30, 1996 and September 30, 1996;

     2. Reviewed Equity Residential's Annual Report on Form 10-K and related financial information for the fiscal year ended December 31, 1995, and Equity Residential's Forms 10-Q and the related unaudited financial information for the quarterly periods ending March 31, 1996, June 30, 1996 and September 30, 1996;

     3. Reviewed certain information, including certain financial forecasts and assumptions, relating to the business, earnings, cash flow, assets and prospects of (i) the Company and Newco and (ii) Equity Residential, furnished to us by the Company and Equity Residential, respectively;

     4. Reviewed estimates of prospective synergies resulting from the Merger prepared by the managements of the Company and Equity Residential and discussed such estimates with the managements of both companies;

     5. Conducted discussions with members of senior management of the Company and Equity Residential concerning the respective businesses and prospects of (i) the Company and Newco and (ii) Equity Residential;

     6. Reviewed the historical market prices and trading activity for the Shares and the Company Shares and compared them with that of certain publicly traded companies which we deemed to be reasonably similar to Equity Residential and the Company, respectively;

     7. Compared the results of operations of Equity Residential and the Company with that of certain companies which we deemed to be reasonably similar to Equity Residential and the Company, respectively;

     8. Compared the proposed financial terms of the Merger with the financial terms of certain other mergers and acquisitions which we deemed to be relevant;

     9. Considered the pro forma effect of the Merger on the combined entity's capitalization ratios and earnings, cash flow and book value per share;

    10.   Reviewed the Agreement;

    11. Reviewed the financial terms of the Distribution as set forth in the Agreement and the forms of Contribution Agreement and Stock Purchase Agreement attached as exhibits thereto; and

    12. Reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

     In preparing our opinion, we have relied on the accuracy and completeness of all information supplied or otherwise made available to us by the Company and Equity Residential, and we have not independently verified such information or undertaken an independent appraisal or evaluation of the assets or liabilities of the Company or Equity Residential. With respect to the financial forecasts and estimates of prospective synergies resulting from the Merger furnished by the Company and the financial forecasts, assumptions and estimates of prospective synergies resulting from the Merger furnished by Equity Residential, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's or Equity Residential's management as to the expected future financial performance of the Company, Newco or Equity Residential, as the case may be. We have further assumed that the Merger will qualify as a tax-free reorganization to the Company's shareholders (except to the extent, if any, of cash received in lieu of fractional shares). In addition, we have further assumed that the Distribution will be consummated without any material modification to the terms set forth in the forms of Contribution Agreement and Stock Purchase Agreement reviewed by us.

     In connection with the preparation of this opinion, we have not been authorized to, and did not, solicit indications of interest from third parties to purchase the outstanding Company Shares or otherwise enter into a business combination with the Company. Our opinion expressed herein as to the fairness to the Company's shareholders from a financial point of view of the proposed consideration to be received by the holders of the Company Shares addresses the ownership position in the combined entity to be received by the Company's shareholders pursuant to the Merger on the terms set forth in the Agreement based upon the relative contributions of the Company and Equity Residential to the combined entity and after giving effect to the Distribution, and we express no opinion as to prices at which the Company Shares (or, if applicable, the Shares) and the Newco Common Stock will trade following the consummation of the Distribution and the Merger or prices which could be obtained for the Company Shares (or, if applicable, the Shares) in a sale of the combined entity following the consummation of the Merger. In addition, our opinion does not address the relative merits of the Merger and alternative business combinations with third parties.

     This opinion is addressed to the Board of Trustees of the Company and does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed Merger.

     We have in the past provided financial advisory and financing services to both the Company and Equity Residential and have received fees for the rendering of such services. In the ordinary course of our business, we actively trade in the securities of the Company and Equity Residential for our own account and the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

     On the basis of, and subject to the foregoing, we are of the opinion that the proposed consideration to be received by the holders of the Company Shares pursuant to the Merger and the Distribution is fair to such shareholders from a financial point of view.

                                    Very truly yours,

                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                INCORPORATED

                               February 20, 1997
                                                                  (212) 541-2024



Securities and Exchange Commission
Division of Corporation Finance
450 5th Street, N.W.
Washington, D.C. 20549

          Re: Equity Residential Properties Trust Acquisition of Wellsford Residential Property Trust

Ladies and Gentlemen:

     On behalf of Wellsford Residential Property Trust, a Maryland real estate investment trust ("Wellsford"), filed herewith is a joint proxy statement/prospectus/information statement ("Proxy Statement") relating to the acquisition by Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), of substantially all the assets of Wellsford, by the merger of EQR and Wellsford ("Merger").

     The enclosed Proxy Statement also contains an information statement which will be filed by Wellsford Real Properties, Inc., a subsidiary of Wellsford ("WRP Newco"), pursuant to Regulation 14C.

     The transaction described in the Proxy Statement contemplates that prior to the closing of the Merger, Wellsford will contribute certain of its assets to WRP Newco (the "Contribution") and will then distribute all of the shares of common stock of WRP Newco owned by it to its holders of common shares of beneficial interest (the "Distribution"). Upon receipt of the staff's comments, the parties would anticipate that revised preliminary proxy material would be filed under cover of a registration statement on Form S-4 and by WRP Newco under cover of a registration statement on Form 10 relating to the shares of common stock of WRP Newco.

     Each of the companies plans to call a special meeting of shareholders to be held on or about May 1, 1997 and plans to mail the Proxy Statement to their shareholders on or about March 21, 1997. Thus, the parties would appreciate the staff's comments as soon as practicable.

     Please call the undersigned, Alan Pearce (212/541-2111) or Perry Wildes (212/541-2012) if you have any comment on or questions concerning the enclosed Proxy Statement.

                                        Very truly yours,



                                        Steven G. Scheinfeld

SGS/sz
Enclosure
cc:  Edward Lowenthal
     Hal M. Brown, Esq.
     Alan Pearce, Esq.
     Perry Wildes, Esq.